As filed with Securities and Exchange Commission on April 27, 2020.
File Nos. 333-201800
811-03240

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 19	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 270	[X]
(Check Appropriate Box or Boxes)

The Variable Annuity Life Insurance Company Separate Account A
(Exact Name of Registrant)
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
(Name of Depositor)
2929 Allen Parkway, Houston, Texas 77019
(Address of Depositor’s Principal Offices) (Zip Code)
Depositor’s Telephone Number, including Area Code: (713) 831-3150
Johnpaul Van Maele, Esq.
The Variable Annuity Life Insurance Company
2929 Allen Parkway, Houston, Texas 77019
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
□  immediately upon filing pursuant to paragraph (b) of Rule 485
☒  on April 30, 2020 pursuant to paragraph (b) of Rule 485
□  60 days after filing pursuant to paragraph (a)(1) of Rule 485
□  on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
□  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Units of interest in The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts.

The Variable Annuity Life Insurance Company Separate Account A
Cross Reference Sheet
Part A — Prospectus
Item Number in Form N-4		Caption
1.	Cover Page	Cover Page
2.	Definitions	Glossary
3.	Synopsis	Highlights; Fee Table; Maximum and Minimum Expense Examples; The Polaris Platinum Elite Variable Annuity; Purchasing a Polaris Platinum Elite Variable Annuity
4.	Condensed Financial Information	Appendix - Condensed Financial Information
5.	General Description of Registrant, Depositor and Portfolio Companies	Other Information; Investment Options
6.	Deductions	Fee Table; Expenses
7.	General Description of Variable Annuity Contracts	The Polaris Platinum Elite Variable Annuity; Purchasing a Polaris Platinum Elite Variable Annuity; Investment Options
8.	Annuity Period	Annuity Income Options
9.	Death Benefit	Death Benefits
10.	Purchases and Contract Value	Purchasing a Polaris Platinum Elite Variable Annuity; Access to Your Money
11.	Redemptions	Access To Your Money
12.	Taxes	Taxes
13.	Legal Proceedings	Other Information
14.	Table of Contents of Statement of Additional Information	Contents of Statement of Additional Information

Part B — Statement of Additional Information
Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a “P” are made by reference to the captions in the Prospectus.
Item Number in Form N-4		Caption
15.	Cover Page	Cover Page
16.	Table of Contents	Table of Contents
17.	General Information and History	The Polaris Platinum Elite Variable Annuity (P); Separate Account and the Company; General Account (P); Investment Options (P); Other Information (P)
18.	Services	Other Information (P); Financial Statements
19.	Purchase of Securities Being Offered	Purchasing a Polaris Platinum Elite Variable Annuity (P)
20.	Underwriters	Distribution of Contracts; Other Information (P)
21.	Calculation of Performance Data	Performance Data
22.	Annuity Payments	Annuity Income Options (P); Annuity Income Payments; Annuity Unit Values
23.	Financial Statements	Other Information (P); Financial Statements
Part C
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS DATED APRIL 30, 2020

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

VALIC SEPARATE ACCOUNT A

Polaris Platinum Elite Variable Annuity

This Rate Sheet Prospectus Supplement ("Rate Sheet Supplement") does not apply if you do not elect a living benefit feature.

This Rate Sheet Supplement provides the Income Credit Percentage, Maximum Annual Withdrawal Percentages and Protected Income Payment Percentages effective on or after April 30, 2020. This Rate Sheet Supplement must be used in conjunction with the Prospectus dated April 30, 2020. If you need another copy of the Prospectus, please call our Annuity Service Center at

(800)445-7862 or visit our website at www.aig.com/ProductProspectuses. All Rate Sheet Supplements are filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-201800.

The rates and percentages listed below apply to applications signed on or after April 30, 2020. In order to get these terms, your application must be signed and in good order while this Rate Sheet Supplement is in effect. If you sign your application after this Rate Sheet Supplement is no longer in effect, you will receive the terms that are in effect on the date that your application is signed in good order. After your contract is issued, the percentages and terms listed below are guaranteed not to change for the life of your contract.

At least 10 days before we change the current terms for the next effective period, the new terms and effective period will be filed in a new Rate Sheet Supplement on EDGAR at www.sec.gov, file number 333-201800.

POLARIS INCOME PLUS FLEX

Income Credit Percentage

All references to the Income Credit Percentages are changed to:

5.25% (as a percentage of the Income Credit Base)

Maximum Annual Withdrawal Percentage and Protected Income Percentage Table

The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown:

Number of Covered Persons and Age of	Polaris Income Plus Flex	Polaris Income Plus Flex	Polaris Income Plus Flex
Covered Person(s) on the Activation Date(1)	Income Option 1	Income Option 2	Income Option 3
One Covered Person (Age 45 - 59)	3.50% / 3.00%(2)	3.50% / 3.00%(2)	2.75% / 2.75%
One Covered Person (Age 60 - 64)	4.50% / 3.00%(2)	4.50% / 3.00%(2)	3.25% / 3.25%
One Covered Person (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
One Covered Person (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
Two Covered Persons (Age 45 - 59)	3.00% / 3.00%(3)	3.00% / 3.00%(3)	2.50% / 2.50%
Two Covered Persons (Age 60 - 64)	4.00% / 3.00%(3)	4.00% / 3.00%(3)	3.00% / 3.00%
Two Covered Persons (Age 65 - 71)	5.50% / 4.00%	6.50% / 3.00%	4.25% / 4.25%
Two Covered Persons (Age 72 and Older)	6.00% / 4.00%	7.00% / 3.00%	4.50% / 4.50%

(1)If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.

(2)If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person's 65th birthday.

(3)If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher

Anniversary Value on or after the younger Covered Person's 65th birthday.

POLARIS INCOME PLUS DAILY FLEX

Maximum Annual Withdrawal Percentage and Protected Income Percentage Table

The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown:

Number of Covered Persons and Age of	Polaris	Polaris	Polaris
	Income Plus Daily Flex	Income Plus Daily Flex	Income Plus Daily Flex
Covered Person(s) on the Activation Date(1)
	Income Option 1	Income Option 2	Income Option 3

One Covered Person (Age 45 - 59)	3.25% / 2.75%(2)	3.25% / 2.75%(2)	2.50% / 2.50%
One Covered Person (Age 60 - 64)	4.25% / 2.75%(2)	4.25% / 2.75%(2)	3.00% / 3.00%
One Covered Person (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
One Covered Person (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
Two Covered Persons (Age 45 - 59)	2.75% / 2.75%(3)	2.75% / 2.75%(3)	2.25% / 2.25%
Two Covered Persons (Age 60 - 64)	3.75% / 2.75%(3)	3.75% / 2.75%(3)	2.75% / 2.75%
Two Covered Persons (Age 65 - 71)	5.50% / 4.00%	6.50% / 3.00%	4.25% / 4.25%
Two Covered Persons (Age 72 and Older)	6.00% / 4.00%	7.00% / 3.00%	4.50% / 4.50%

(1)If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.

(2)If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the Covered Person's 65th birthday.

(3)If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person's 65th birthday.

Dated: April 30, 2020

Please keep this Supplement with your Prospectus

Polaris Platinum Elite
Prospectus
April 30, 2020
Flexible Premium Deferred Variable Annuity Contract
issued by Depositor
THE VARIABLE ANNUITY Life Insurance Company
in connection with
vaLIC SEPARATE ACCOUNT A
This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Lord Abbett Series Fund, Inc., PIMCO Variable Insurance Trust, Seasons Series Trust and SunAmerica Series Trust.
Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.
If you are considering funding a tax-qualified retirement plan (e.g., IRAs, 401k or 403b plans) with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified plan itself. You should fully discuss this decision with your financial representative.
To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information (“SAI”) dated April 30, 2020. The SAI has been filed with the United States Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570.
In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by contacting (855) 421-2692 or visiting www.aig.com/annuities/GetMyPrintedReports and providing the 12-digit opt-in ID located above your mailing address. Your election to receive reports in paper will apply to all portfolios available under your contract.
Variable Annuities involve risks, including possible loss of principal, and are not a deposit or obligation of, or guaranteed or endorsed by, any bank. They are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. These securities have not been approved or disapproved by the SEC, nor any state securities commission, nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Important Information About Living Benefits: If you elect a Living Benefit, you must allocate your money according to applicable investment requirements, which may limit your ability to grow contract value. If you do not plan on taking withdrawals, or you take any withdrawals prior to the Activation Date or take Excess Withdrawals after the Activation Date that could result in your contract value and Income Base reducing to zero, then electing a Living Benefit may not be appropriate for you because you are paying fees for a Living Benefit you may not use.
If you elected Polaris Income Plus Flex, there is an incentive if you wait 12 years before activating Lifetime Income. However, prior to activating Lifetime Income, if a withdrawal reduces contract value to zero, the contract will be terminated including any optional benefits and features. The longer you wait before activating Lifetime Income, the less time you will have to benefit from the guarantees of the Living Benefit due to decreasing life expectancy. Therefore, there is a likelihood that you will have paid for a benefit that does not result in maximizing payments under the benefit.
If you elect a Living Benefit, prior to activating Lifetime Income, any withdrawal that reduces the contract value to zero will terminate the contract including its optional Living Benefit features.
If you elect a Living Benefit, not all Underlying Funds are available as investment options. Please see “Are there investment requirements if I elect a Living Benefit?” under OPTIONAL LIVING BENEFITS for details. If you purchased your contract prior to April 30, 2020, please see Appendix G for applicable terms to your contract.
UNDERLYING FUNDS:	Managed by:
Franklin Allocation VIP Fund	Franklin Templeton Services, LLC
Franklin Income VIP Fund	Franklin Advisers, Inc.
Goldman Sachs VIT Government Money Market Fund§	Goldman Sachs Asset Management, L.P.
Invesco V.I. American Franchise Fund	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund	Invesco Advisers, Inc.
Lord Abbett Growth and Income Portfolio	Lord, Abbett & Co. LLC
PIMCO Emerging Markets Bond Portfolio	Pacific Investment Management Company
(Underlying Funds continued on next page)

UNDERLYING FUNDS:	Managed by:
PIMCO Total Return Portfolio§	Pacific Investment Management Company
SA AB Growth Portfolio	AllianceBernstein L.P.
SA AB Small & Mid Cap Value Portfolio	AllianceBernstein L.P.
SA Allocation Balanced Portfolio	SunAmerica Asset Management, LLC
SA Allocation Growth Portfolio	SunAmerica Asset Management, LLC
SA Allocation Moderate Growth Portfolio	SunAmerica Asset Management, LLC
SA Allocation Moderate Portfolio	SunAmerica Asset Management, LLC
SA American Funds Asset Allocation Portfolio	Capital Research and Management Company*
SA American Funds Global Growth Portfolio	Capital Research and Management Company*
SA American Funds Growth Portfolio	Capital Research and Management Company*
SA American Funds Growth-Income Portfolio	Capital Research and Management Company*
SA American Funds VCP Managed Allocation Portfolio§	Capital Research and Management Company*
SA BlackRock VCP Global Multi Asset Portfolio§	BlackRock Investment Management, LLC
SA Columbia Technology Portfolio	Columbia Management Investment Advisers, LLC
SA DFA Ultra Short Bond Portfolio§	Dimensional Fund Advisors LP
SA Dogs of Wall Street Portfolio	SunAmerica Asset Management, LLC
SA Emerging Markets Equity Index Portfolio	SunAmerica Asset Management, LLC
SA Federated Hermes Corporate Bond Portfolio1, §	Federated Investment Management Company
SA Fidelity Institutional AM® International Growth Portfolio	FIAM LLC
SA Fidelity Institutional AM® Real Estate Portfolio	FIAM LLC
SA Fixed Income Index Portfolio§	SunAmerica Asset Management, LLC
SA Fixed Income Intermediate Index Portfolio§	SunAmerica Asset Management, LLC
SA Franklin Small Company Value Portfolio	Franklin Mutual Advisers, LLC
SA Franklin U.S. Equity Smart Beta Portfolio	Franklin Advisers, Inc.
SA Global Index Allocation 60/40 Portfolio	SunAmerica Asset Management, LLC
SA Global Index Allocation 75/25 Portfolio	SunAmerica Asset Management, LLC
SA Global Index Allocation 90/10 Portfolio	SunAmerica Asset Management, LLC
SA Goldman Sachs Global Bond Portfolio§	Goldman Sachs Asset Management International
SA Goldman Sachs Multi-Asset Insights Portfolio	Goldman Sachs Asset Management, L.P.
SA Index Allocation 60/40 Portfolio	SunAmerica Asset Management, LLC
SA Index Allocation 80/20 Portfolio	SunAmerica Asset Management, LLC
SA Index Allocation 90/10 Portfolio	SunAmerica Asset Management, LLC
SA International Index Portfolio	SunAmerica Asset Management, LLC
SA Invesco Growth Opportunities Portfolio	Invesco Advisers, Inc.
SA Invesco VCP Equity-Income Portfolio§	Invesco Advisers, Inc.
SA Janus Focused Growth Portfolio	Janus Capital Management, LLC
SA JPMorgan Diversified Balanced Portfolio	J.P. Morgan Investment Management Inc.
SA JPMorgan Emerging Markets Portfolio	J.P. Morgan Investment Management Inc.
SA JPMorgan Equity-Income Portfolio	J.P. Morgan Investment Management Inc.
SA JPMorgan Global Equities Portfolio	J.P. Morgan Investment Management Inc.
SA JPMorgan MFS Core Bond Portfolio§	J.P. Morgan Investment Management Inc. and Massachusetts Financial Services Company
SA JPMorgan Mid-Cap Growth Portfolio	J.P. Morgan Investment Management Inc.
SA Large Cap Growth Index Portfolio	SunAmerica Asset Management, LLC
SA Large Cap Index Portfolio	SunAmerica Asset Management, LLC
SA Large Cap Value Index Portfolio	SunAmerica Asset Management, LLC
SA Legg Mason BW Large Cap Value Portfolio	Brandywine Global Investment Management, LLC
SA Legg Mason Tactical Opportunities Portfolio	QS Investors, LLC
SA MFS Blue Chip Growth Portfolio	Massachusetts Financial Services Company
SA MFS Massachusetts Investors Trust Portfolio	Massachusetts Financial Services Company
SA MFS Total Return Portfolio	Massachusetts Financial Services Company
SA Mid Cap Index Portfolio	SunAmerica Asset Management, LLC
SA Morgan Stanley International Equities Portfolio	Morgan Stanley Investment Management Inc.
SA Oppenheimer Main Street Large Cap Portfolio	Invesco Advisers, Inc.[2]
SA PGI Asset Allocation Portfolio	Principal Global Investors, LLC
SA PIMCO VCP Tactical Balanced Portfolio§	Pacific Investment Management Company LLC
SA PineBridge High-Yield Bond Portfolio	PineBridge Investments LLC
SA Putnam Asset Allocation Diversified Growth Portfolio	Putnam Investment Management, LLC
SA Putnam International Growth and Income Portfolio	Putnam Investment Management, LLC
SA Schroders VCP Global Allocation Portfolio§	Schroder Investment Management North America Inc.
SA Small Cap Index Portfolio	SunAmerica Asset Management, LLC
SA T. Rowe Price Asset Allocation Growth Portfolio	T. Rowe Price Associates, Inc.
SA T. Rowe Price VCP Balanced Portfolio§	T. Rowe Price Associates, Inc.

UNDERLYING FUNDS:	Managed by:
SA Templeton Foreign Value Portfolio	Templeton Investment Counsel, LLC
SA VCP Dynamic Allocation Portfolio§	SunAmerica Asset Management, LLC and AllianceBernstein L.P.
SA VCP Dynamic Strategy Portfolio§	SunAmerica Asset Management, LLC and AllianceBernstein L.P.
SA VCP Index Allocation Portfolio§	SunAmerica Asset Management, LLC and T. Rowe Price Associates, Inc.
SA Wellington Capital Appreciation Portfolio	Wellington Management Company LLP
SA Wellington Government and Quality Bond Portfolio§	Wellington Management Company LLP
SA Wellington Real Return Portfolio§	Wellington Management Company LLP
SA Wellington Strategic Multi-Asset Portfolio	Wellington Management Company LLP
SA WellsCap Aggressive Growth Portfolio	Wells Capital Management Incorporated
[1]	On April 30, 2020, SA Federated Corporate Bond Portfolio changed its name to SA Federated Hermes Corporate Bond Portfolio.
[2]	On May 24, 2019, the investment manager changed from OppenheimerFunds, Inc. to Invesco Advisers, Inc.
§	These Underlying Funds are available investment options for the Polaris Income Plus Flex Living Benefit.
*	Capital Research and Management Company manages the corresponding Master Fund (defined under GLOSSARY below) in which the Underlying Fund invests. The investment advisor of the Feeder Funds is SAAMCo.

Glossary

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.
Accumulation Phase - The period during which you invest money in your contract.
Accumulation Units - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
Annuitant - The person on whose life we base annuity income payments after you begin the Income Phase.
Annuity Date - The date you select on which annuity income payments begin.
Annuity Units - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.
Beneficiary - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other’s primary Beneficiary.
Company - Refers to The Variable Annuity Life Insurance Company “VALIC”. The term “we,” “us” and “our” are also used to identify the issuing Company.
Continuation Contribution - An amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon spousal continuation.
Continuing Spouse - Spouse of original contract Owner at the time of death who elects to continue the contract after the death of the original contract Owner.
Feeder Funds - Each of the following Feeder Funds invests exclusively in shares of a corresponding Master Fund: SA American Funds Global Growth, SA American Funds Growth, SA American Funds Growth-Income, SA American Funds Asset Allocation, and SA American Funds VCP Managed Allocation Variable Portfolios.
Fixed Account - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.
Fund-of-Funds - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds.
General Account - The Company’s account, which includes any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or Living Benefits which are in excess of portions of contract value allocated to the Variable Portfolios.
Good Order - Fully and accurately completed forms, which are valid, including any necessary supplementary documentation, applicable to any given transaction or request received by us.
Income Phase - The period upon annuitization during which we make annuity income payments to you.
Insurable Interest - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.
Latest Annuity Date - The first NYSE business day of the month following your 95th birthday.
Market Close - The close of the New York Stock Exchange on business days, excluding holidays, usually at 1:00 p.m. Pacific Time.
Master Funds - Funds of the American Funds Insurance Series in which the Feeder Funds invest.
Non-Qualified (contract) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account (“IRA”).
NYSE - New York Stock Exchange.
Owner - The person or entity (if a non-natural Owner) with an interest or title to this contract. The term “you” or “your” are also used to identify the Owner.
Purchase Payments - The money you give us to buy and invest in the contract.
Purchase Payments Limit - 1,000,000.
Qualified (contract) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
Secure Value Account - A Fixed Account, available only with election of certain Living Benefits, to which we allocate a percentage of every Purchase Payment and Continuation Contribution.
Separate Account - A segregated asset account maintained by the Company separately from the Company’s General Account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.
Trusts - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Lord Abbett Series Fund, Inc., PIMCO Variable Insurance Trust, Seasons Series Trust, and SunAmerica Series Trust.
Underlying Funds - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.
Variable Portfolio(s) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

Highlights

The Polaris Platinum Elite Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts, if available. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to help provide for your retirement.
Free Look: You may cancel your contract within 10 days after receiving it (or whatever longer period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request if received before Market Close. If the free look request is received after Market Close, you will receive whatever your contract is worth as of the next NYSE business day. The amount refunded may be more or less than your original Purchase Payments. We will return your original Purchase Payments if required by law. Please see FREE LOOK in the prospectus.
Expenses: There are fees and charges associated with the contract. Each year, we deduct a $50 contract maintenance fee from your contract, which may be waived if contract value is $75,000 or more. We also deduct separate account charges, if no optional death benefits for additional fees are elected, which equal 1.15% annually of the average daily value of your contract allocated to the Variable Portfolios. If you elect certain optional features, we may charge additional fees. Your contract provides for a penalty-free withdrawal amount each year. A separate withdrawal charge schedule applies to each Purchase Payment. After a Purchase Payment has been in the contract for 7 complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. There are investment management fees and other expenses of the Underlying Funds on amounts invested in the Variable Portfolios including 12b-1 fees of up to 0.25%. Please see the FEE TABLE, PURCHASING A POLARIS PLATINUM ELITE VARIABLE ANNUITY, PENALTY-FREE WITHDRAWAL AMOUNT and EXPENSES in the prospectus.
Access to Your Money: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A 10% federal tax penalty may apply if you make withdrawals before age 59½. As noted above under Expenses, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.
Optional Living Benefits: You may elect one of the optional Living Benefits available under your contract for an additional fee. These Living Benefits are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live. Electing an optional Living Benefit will require you to invest in accordance with certain investment requirements. Investing within these requirements may potentially limit the performance of your investment and may also reduce the likelihood that you will need to rely on the protection offered by these benefits.
You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the allowable amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable. Please see OPTIONAL LIVING BENEFITS in the prospectus.
Death Benefit: A Contract Value death benefit is included for no additional fee and in addition, an election of either a Return of Purchase Payment or Maximum Anniversary Value death benefit is available for an additional fee. These benefits are payable to your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.
Annuity Income Options: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. Please see ANNUITY INCOME OPTIONS in the prospectus.
Inquiries: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.aig.com/annuities). Please see ALLOCATION OF PURCHASE PAYMENTS in the prospectus for the address to which you must send Purchase Payments.
All material state variations are described in Appendix B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.

The Company offers several different variable annuity contracts to meet the diverse needs of our investors. Our contracts may provide different features, benefits, programs and investment options offered at different fees and expenses. When working with your financial representative to determine the best product to meet your needs, you should consider among other things, whether the features of this contract and the related fees provide the most appropriate package to help you meet your retirement savings goals.
If you would like information regarding how money is shared among our business partners, including broker-dealers through which you may purchase a variable annuity and received from certain investment advisors of the Underlying Funds, please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the contract, as well as the risks of investing.

Fee Table FOR CONTRACTS ISSUED ON OR AFTER SEPTEMBER 9, 2019

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Please see EXPENSES in the prospectus for important information about these fees and charges.
The first table describes the fees and expenses that you pay at the time you surrender the contract or make transfers between investment options.
Contract Owner Transaction Expenses

Maximum Withdrawal Charges (See Withdrawal Charge Schedule below for detail)	8%
Transfer Fee[1] (Per transfer after 15 transfers in any contract year)	$25
Premium Tax[2]	3.5%
Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 years as follows:
Years Since Receipt of Purchase Payments	1	2	3	4	5	6	7	8+
	8%	7%	6%	5%	4%	3%	2%	0%
Your contract provides for a penalty-free withdrawal amount each year. Please see PENALTY-FREE WITHDRAWAL AMOUNT below.

The following tables describe the fees and expenses you will pay periodically during the time that you own the contract, not including Portfolio Operating Expenses.
Contract Owner Annual Expenses

Contract Maintenance Fee (The contract maintenance fee is assessed annually and may be waived if contract value is $75,000 or more.)	$50
Separate Account Charges[3] (Deducted from the average daily ending net asset value allocated to the Variable Portfolios)	1.15%

Optional Feature Expenses

If an optional feature is elected the following additional fees are deducted annually.

Death Benefits
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Return of Purchase Payment	0.15%
Maximum Anniversary Value	0.40%
Living Benefits4
(calculated as percentage of the Income Base and deducted from the contract value)
Polaris Income Plus Flex
Polaris Income Plus Daily Flex
	Initial Fee[5]	Maximum Fee[5]
One Covered Person	1.25%	2.50%
Two Covered Persons	1.25%	2.50%

Lifetime Income Option Change Fee[6]	0.25%

Total Annual Portfolio Operating Expenses (as of January 31, 2020)

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements that you may pay periodically during the time that you own the contract. More detail about the Underlying Funds’ expenses is contained in the prospectus for each Trust.
	Minimum[7]	Maximum[8]
Expenses include management fees, other expenses and 12b-1 fees, if applicable.	0.46%	2.11%

Footnotes to the Fee Table:
1  In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
2  If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Income Phase. Please see PREMIUM TAX and APPENDIX B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.

3  Separate Account Charge: If you do not elect any optional features, your total separate account annual expenses would be 1.15%.
Beneficiary Expenses if Extended Legacy is Elected

If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
4  The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS.
5  The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below.  Please see APPENDIX C — FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME PLUS FLEX AND POLARIS INCOME PLUS DAILY FLEX FEE.
Number of Covered Persons	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.40%
Two Covered Persons	0.60%	±0.40%
*	The fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4). If you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625% [(0.40% + 0.25%)/ 4] for the first Benefit Quarter immediately following the Activation Date.
6  If you elect Polaris Income Plus Flex or Polaris Income Plus Daily Flex and you change your Income Option on the Activation Date, the Lifetime Income Option Change Fee will be assessed and deducted from your contract value starting on the first Benefit Quarter Anniversary following the Activation Date and quarterly thereafter. The fee is calculated as a percentage of the Income Base. The sum of the Living Benefit fee and Lifetime Income Option Change fee cannot exceed the Maximum Annual Fee shown in the Fee Table.
7  The minimum expense is for an Underlying Fund of Goldman Sachs Variable Insurance Trust as of its fiscal year ended December 31, 2019. There is a contractual agreement with Goldman Sachs Variable Insurance Trust under which it will waive 0.03% of its fee and the fee is 0.43% after the waiver. If the waiver was reflected in the minimum expense, the expense would be 0.43%. The contractual agreement with Goldman Sachs Variable Insurance Trust will continue until April 30, 2021 and may not be terminated prior to that date without the approval of the Goldman Sachs Variable Insurance Trust Board of Trustees.
8  The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2020. There is a contractual agreement with SunAmerica Series Trust which it will waive 1.14% of its fee and the fee is 0.97% after the waiver. If the fee waiver was reflected in the maximum expense, the expense would be 0.97%. The contractual agreement with SunAmerica Series Trust will continue until at least April 30, 2021 and may not be terminated prior to that date without the approval of the SunAmerica Series Trust Board of Trustees.

Fee Table FOR CONTRACTS ISSUED BETWEEN OCTOBER 9, 2017 AND SEPTEMBER 8, 2019

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Please see EXPENSES in the prospectus for important information about these fees and charges.
The first table describes the fees and expenses that you pay at the time you surrender the contract or make transfers between investment options.
Contract Owner Transaction Expenses

Maximum Withdrawal Charges (See Withdrawal Charge Schedule below for detail)	8%
Transfer Fee[1] (Per transfer after 15 transfers in any contract year)	$25
Premium Tax[2]	3.5%
Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 years as follows:
Years Since Receipt of Purchase Payments	1	2	3	4	5	6	7	8+
	8%	7%	6%	5%	4%	3%	2%	0%
Your contract provides for a penalty-free withdrawal amount each year. Please see PENALTY-FREE WITHDRAWAL AMOUNT below.

The following tables describe the fees and expenses you will pay periodically during the time that you own the contract, not including Portfolio Operating Expenses.
Contract Owner Annual Expenses

Contract Maintenance Fee (The contract maintenance fee is assessed annually and may be waived if contract value is $75,000 or more.)	$50
Separate Account Charges[3] (Deducted from the average daily ending net asset value allocated to the Variable Portfolios)	1.15%

Optional Feature Expenses

If an optional feature is elected the following additional fees are deducted annually.

Death Benefits
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Return of Purchase Payment	0.15%
Maximum Anniversary Value	0.40%
Living Benefits4
(calculated as percentage of the Income Base and deducted from the contract value)
Polaris Income Plus
Polaris Income Builder
(Polaris Income Builder is not available for election after May 1, 2018)
	Initial Fee[5]	Maximum Fee[5]
One Covered Person	1.00%	2.50%
Two Covered Persons	1.25%	2.50%
Polaris Income Plus Daily
	Initial Fee[5]	Maximum Fee[5]
One Covered Person	1.15%	2.50%
Two Covered Persons	1.35%	2.50%
Polaris Income Plus Flex
Polaris Income Plus Daily Flex
(Polaris Income Plus Flex and Polaris Income Plus Daily Flex became available in certain states on or after May 1, 2019)
	Initial Fee[5]	Maximum Fee[5]
One Covered Person	1.25%	2.50%
Two Covered Persons	1.25%	2.50%

Lifetime Income Option Change Fee[6]	0.25%

Total Annual Portfolio Operating Expenses (as of January 31, 2020)

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements that you may pay periodically during the time that you own the contract. More detail about the Underlying Funds’ expenses is contained in the prospectus for each Trust.
	Minimum[6]	Maximum[7]
Expenses include management fees, other expenses and 12b-1 fees, if applicable.	0.46%	2.11%

Footnotes to the Fee Table:
1  In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
2  If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Income Phase. Please see PREMIUM TAX and APPENDIX B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.
3  Separate Account Charge: If you do not elect any optional features, your total separate account annual expenses would be 1.15%.
Beneficiary Expenses if Extended Legacy is Elected

If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
4  The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below. If you purchased your contract prior to April 30, 2020, please see APPENDIX G- LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO APRIL 30, 2020 for a description of the Living Benefit you may have elected.
5  The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below.
Number of Covered Persons	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.40%
Two Covered Persons	0.60%	±0.40%
*	The fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4). For Polaris Income Plus Flex and Polaris Income Plus Daily Flex only, if you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625%[(0.40% + 0.25%)/4] for the first Benefit Quarter immediately following the Activation Date.
6  If you elect Polaris Income Plus Flex or Polaris Income Plus Daily Flex and you change your Income Option on the Activation Date, the Lifetime Income Option Change Fee will be assessed and deducted from your contract value starting on the first Benefit Quarter Anniversary following the Activation Date and quarterly thereafter. The fee is calculated as a percentage of the Income Base. The sum of the Living Benefit fee and Lifetime Income Option Change fee cannot exceed the Maximum Annual Fee shown in the Fee Table.
7  The minimum expense is for an Underlying Fund of Goldman Sachs Variable Insurance Trust as of its fiscal year ended December 31, 2019. There is a contractual agreement with Goldman Sachs Variable Insurance Trust under which it will waive 0.03% of its fee and the fee is 0.43% after the waiver. If the waiver was reflected in the minimum expense, the expense would be 0.43%. The contractual agreement with Goldman Sachs Variable Insurance Trust will continue until April 30, 2021 and may not be terminated prior to that date without the approval of the Goldman Sachs Variable Insurance Trust Board of Trustees.
8  The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2020. There is a contractual agreement with SunAmerica Series Trust which it will waive 1.14% of its fee and the fee is 0.97% after the waiver. If the fee waiver was reflected in the maximum expense, the expense would be 0.97%. The contractual agreement with SunAmerica Series Trust will continue until at least April 30, 2021 and may not be terminated prior to that date without the approval of the SunAmerica Series Trust Board of Trustees.

Fee Table FOR CONTRACTS ISSUED BETWEEN MAY 1, 2017 AND OCTOBER 8, 2017

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Please see EXPENSES in the prospectus for important information about these fees and charges.
The first table describes the fees and expenses that you pay at the time you surrender the contract or make transfers between investment options.
Contract Owner Transaction Expenses

Maximum Withdrawal Charges (See Withdrawal Charge Schedule below for detail)	8%
Transfer Fee[1] (Per transfer after 15 transfers in any contract year)	$25
Premium Tax[2]	3.5%
Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 years as follows:
Years Since Receipt of Purchase Payments	1	2	3	4	5	6	7	8+
	8%	7%	6%	5%	4%	3%	2%	0%
Your contract provides for a penalty-free withdrawal amount each year. Please see PENALTY-FREE WITHDRAWAL AMOUNT below.

The following tables describe the fees and expenses you will pay periodically during the time that you own the contract, not including Portfolio Operating Expenses.
Contract Owner Annual Expenses

Contract Maintenance Fee (The contract maintenance fee is assessed annually and may be waived if contract value is $75,000 or more.)	$50
Separate Account Charges[3] (Deducted from the average daily ending net asset value allocated to the Variable Portfolios)	1.15%

Optional Feature Expenses

If an optional feature is elected the following additional fees are deducted annually.

Death Benefits
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Return of Purchase Payment	0.15%
Maximum Anniversary Value	0.40%
Living Benefits4
(calculated as percentage of the Income Base and deducted from the contract value)
Polaris Income Plus
Polaris Income Builder
	Initial Fee[5]	Maximum Fee[5]
One Covered Person	1.00%	2.20%
Two Covered Persons	1.35%	2.70%
Polaris Income Plus Daily
	Initial Fee[5]	Maximum Fee[5]
One Covered Person	1.25%	2.20%
Two Covered Persons	1.45%	2.70%

Total Annual Portfolio Operating Expenses (as of January 31, 2020)

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements that you may pay periodically during the time that you own the contract. More detail about the Underlying Funds’ expenses is contained in the prospectus for each Trust.
	Minimum[6]	Maximum[7]
Expenses include management fees, other expenses and 12b-1 fees, if applicable.	0.46%	2.11%

Footnotes to the Fee Table:
1  In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
2  If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Income Phase. Please see PREMIUM TAX and APPENDIX B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.
3  Separate Account Charge: If you do not elect any optional features, your total separate account annual expenses would be 1.15%.
Beneficiary Expenses if Extended Legacy is Elected

If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
4  The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below. If you purchased your contract prior to April 30, 2020, please see APPENDIX G- LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO APRIL 30, 2020 for a description of the Living Benefit you may have elected.
5  The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below. If you purchased your contract prior to October 9, 2017, please see APPENDIX G — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO APRIL 30, 2020 for applicable formula.
Number of Covered Persons	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.25%
Two Covered Persons	0.60%	±0.25%
*	The fee rate can increase or decrease no more than 0.0625% each quarter (0.25%/ 4).
6  The minimum expense is for an Underlying Fund of Goldman Sachs Variable Insurance Trust as of its fiscal year ended December 31, 2019. There is a contractual agreement with Goldman Sachs Variable Insurance Trust under which it will waive 0.03% of its fee and the fee is 0.43% after the waiver. If the waiver was reflected in the minimum expense, the expense would be 0.43%. The contractual agreement with Goldman Sachs Variable Insurance Trust will continue until April 30, 2021 and may not be terminated prior to that date without the approval of the Goldman Sachs Variable Insurance Trust Board of Trustees.
7  The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2020. There is a contractual agreement with SunAmerica Series Trust which it will waive 1.14% of its fee and the fee is 0.97% after the waiver. If the fee waiver was reflected in the maximum expense, the expense would be 0.97%. The contractual agreement with SunAmerica Series Trust will continue until at least April 30, 2021 and may not be terminated prior to that date without the approval of the SunAmerica Series Trust Board of Trustees.

Fee Table FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2017

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Please see EXPENSES in the prospectus for important information about these fees and charges.
The first table describes the fees and expenses that you pay at the time you surrender the contract or make transfers between investment options.
Contract Owner Transaction Expenses

Maximum Withdrawal Charges (See Withdrawal Charge Schedule below for detail)	8%
Transfer Fee[1] (Per transfer after 15 transfers in any contract year)	$25
Premium Tax[2]	3.5%
Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 years as follows:
Years Since Receipt of Purchase Payments	1	2	3	4	5	6	7	8+
	8%	7%	6%	5%	4%	3%	2%	0%
Your contract provides for a penalty-free withdrawal amount each year. Please see PENALTY-FREE WITHDRAWAL AMOUNT below.

The following tables describe the fees and expenses you will pay periodically during the time that you own the contract, not including Portfolio Operating Expenses.
Contract Owner Annual Expenses

Contract Maintenance Fee (The contract maintenance fee is assessed annually and may be waived if contract value is $75,000 or more.)	$50
Separate Account Charges[3] (Deducted from the average daily ending net asset value allocated to the Variable Portfolios)	1.30%

Optional Feature Expenses

If an optional feature is elected the following additional fees are deducted annually.

Death Benefits
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Maximum Anniversary Value	0.25%
Living Benefits4
(calculated as percentage of the Income Base and deducted from the contract value)
Polaris Income Plus
Polaris Income Builder
Polaris Income Plus Daily
(Polaris Income Plus Daily became available on or after May 1, 2016)
	Initial Fee[5]	Maximum Fee[5]
One Covered Person	1.10%	2.20%
Two Covered Persons	1.35%	2.70%

Total Annual Portfolio Operating Expenses (as of January 31, 2020)

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements that you may pay periodically during the time that you own the contract. More detail about the Underlying Funds’ expenses is contained in the prospectus for each Trust.
	Minimum[6]	Maximum[7]
Expenses include management fees, other expenses and 12b-1 fees, if applicable.	0.46%	2.11%

Footnotes to the Fee Table:
1  In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.

2  If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Income Phase. Please see PREMIUM TAX and APPENDIX B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.
3  Separate Account Charge: If you do not elect any optional features, your total separate account annual expenses would be 1.30%.
Beneficiary Expenses if Extended Legacy is Elected

If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.30% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
4  The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below. If you purchased your contract prior to April 30, 2020, please see APPENDIX G- LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO APRIL 30, 2020 for a description of the Living Benefit you may have elected.
5  The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below. If you purchased your contract prior to October 9, 2017, please see APPENDIX G — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO APRIL 30, 2020 for applicable formula.
Number of Covered Persons	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.25%
Two Covered Persons	0.60%	±0.25%
*	The fee rate can increase or decrease no more than 0.0625% each quarter (0.25%/ 4).
6  The minimum expense is for an Underlying Fund of Goldman Sachs Variable Insurance Trust as of its fiscal year ended December 31, 2019. There is a contractual agreement with Goldman Sachs Variable Insurance Trust under which it will waive 0.03% of its fee and the fee is 0.43% after the waiver. If the waiver was reflected in the minimum expense, the expense would be 0.43%. The contractual agreement with Goldman Sachs Variable Insurance Trust will continue until April 30, 2021 and may not be terminated prior to that date without the approval of the Goldman Sachs Variable Insurance Trust Board of Trustees.
7  The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2020. There is a contractual agreement with SunAmerica Series Trust which it will waive 1.14% of its fee and the fee is 0.97% after the waiver. If the fee waiver was reflected in the maximum expense, the expense would be 0.97%. The contractual agreement with SunAmerica Series Trust will continue until at least April 30, 2021 and may not be terminated prior to that date without the approval of the SunAmerica Series Trust Board of Trustees.

Maximum and Minimum Expense Examples

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses. The purpose of the expense examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The expense examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses.
Example Assumptions
The expense examples below assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. The expense examples also assume that no transfer fees were imposed. Premium taxes may apply in certain states; however, they are not reflected in the expense examples.
The first Maximum Expense Example reflects the highest possible combination of charges for any version of the contract since inception. The second Maximum Expense Example reflects the highest possible combination of charges for the current offering of the contract.  Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be the amounts set forth in the tables below.
Maximum Expense Examples
(assuming separate account annual expenses of 1.55% (including the Maximum Anniversary Value death benefit), the optional Polaris Income Plus Daily feature (for the first year calculated at the initial annual fee rate of 1.45% and at the maximum annual fee rate of 2.70% for remaining years) and investment in an Underlying Fund with total expenses of 1.98%#)
(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,303	$2,343	$3,351	$5,838
(2)	If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$503	$1,743	$2,951	$5,838
Minimum Expense Examples
(assuming minimum separate account annual expenses of 1.15%, no election of optional features and investment in an Underlying Fund with total expenses of 0.46%*)

(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$966	$1,120	$1,299	$1,963
(2)	If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$166	$520	$899	$1,963

Maximum Expense Examples
(assuming separate account annual expenses of 1.55% (including the optional Maximum Anniversary Value death benefit), the optional Polaris Income Plus Daily Flex feature (for the first year calculated at the initial annual fee rate of 1.25% and at the maximum annual fee rate of 2.50% for remaining years), and investment in an Underlying Fund with total expenses of 2.11%**)
(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,184	$2,226	$3,237	$5,740
(2)	If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$384	$1,626	$2,837	$5,740
Minimum Expense Examples
(assuming minimum separate account annual expenses of 1.15%, no election of optional features and investment in an Underlying Fund with total expenses of 0.46%*)
(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$966	$1,120	$1,299	$1,963
(2)	If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$166	$520	$899	$1,963

Additional Expense Example Information
1.	We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values of $75,000 or more. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.
2.	In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.
3.	If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The first Maximum Expense Example assumes that the Income Base which is used to calculate the Polaris Income Plus Daily fee equals contract value, that no withdrawals are taken during the stated period, there are two Covered Persons and that the annual maximum fee rate of 2.70% has been reached after the first year. The second Maximum Expense Example assumes that the Income Base which is used to calculate the Polaris Income Plus Daily Flex fee equals contract value, that no withdrawals are taken during the stated period, there are two Covered Persons and that the annual maximum fee rate of 2.50% has been reached after the first year.
4.	If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. Please see ANNUITY INCOME OPTIONS below.
# The maximum expense for an Underlying Fund available for investment with the Polaris Income Plus Daily Living Benefit feature.
* The 1 year Minimum Expense Example reflects the Goldman Sachs Variable Insurance Trust 0.03% fee waiver.
** The 1 year Maximum Expense Example reflect the SunAmerica Series Trust 1.14% fee waiver.

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
CONDENSED FINANCIAL INFORMATION APPEARS IN THE APPENDIX A – CONDENSED FINANCIAL INFORMATION OF THIS PROSPECTUS.

The Polaris Platinum ELITE
Variable Annuity

You should fully discuss all of the benefits and risks of this variable annuity with your financial representative prior to purchase.
This variable annuity was developed to help you plan for your retirement. It has two phases:
Accumulation Phase: In the Accumulation Phase, the variable annuity can help you build assets on a tax-deferred basis.
Income Phase: In the Income Phase, the variable annuity can provide you with guaranteed income through annuity income payments.
This variable annuity provides insurance features and benefits, which may be valuable to you:
Optional Living Benefit: For a fee, you may elect an optional Living Benefit that is designed to help you create a guaranteed income stream that may last as long as you live.
Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.
Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select. Alternatively, you may elect an optional Living Benefit that is designed to help you create a guaranteed income stream that may last as long as you live.
Tax Deferral*: You do not pay taxes on your earnings from the contract until you withdraw them.
*	If you are considering funding a tax-qualified retirement plan (e.g., IRAs, 401(k) or 403(b) plans) with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other insurance features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.
The contract is called a “variable” annuity because it allows you to invest in Variable Portfolios. The amount of money you can accumulate in your contract depends on the investment option you choose:
Variable Portfolios: You may invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in Variable Portfolios.
Fixed Accounts: Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company.
For more information on available Variable Portfolio and Fixed Account investment options under this contract, please see INVESTMENT OPTIONS.

Purchasing a Polaris Platinum ELITE
Variable Annuity

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract.
Maximum Issue Age
We will not issue a contract to anyone age 86 or older on the contract issue date. The age requirements may vary depending on your election of an optional death benefit or other available optional feature:
Without Optional Benefits	With Optional Living Benefit	With Optional Maximum Anniversary Death Benefit
85	80*	80
*	If a second Covered Person is added or if one of the original Covered Persons is changed to a different Covered Person, the second Covered Person must meet the above age requirements at the time of addition. Please see OPTIONAL LIVING BENEFITS.
Note: In general, we will not issue a Qualified contract to anyone who is age 72 or older, unless it is shown that the minimum distribution required by the IRS is being made. Please see TAXES.
Joint Ownership
A Non-Qualified contract may be jointly owned by a spouse or non-spouse. Joint owners possess an equal and undivided interest in the contract. The age of the older Owner is used to determine the availability of most age driven benefits.
The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.
We will not issue a Qualified contract with joint owners, in accordance with tax law.
Spouse
Your spouse (as determined for federal tax law purposes) may jointly own the contract. In certain states, domestic or civil union partners (“Domestic Partners”) qualify for treatment as, or are equal to spouses under state law.
Non-Spouse
In certain states, we may issue the contract to non-spousal joint owners. Non-spousal joint Owners and Domestic Partners should consult with their tax adviser and/or financial representative as, they may not be able to fully benefit from certain benefits and features of the contract such as the optional Living Benefits, if applicable, and spousal continuation of the death benefit.
Please see the Appendix B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for a list of states that require that benefits and features be made to domestic or civil union partners.

Non-Natural Ownership
A trust, corporation or other non-natural entity may only own this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected.
At its sole discretion, the Company reserves the right to decline to issue this contract to certain entities. We apply various considerations including but not limited to:
•	Estate planning,
•	Tax consequences, and
•	The propriety of this contract as an investment consistent with a non-natural Owner’s organizational documentation.
For more information on non-natural ownership, please see TAXES. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.
Assignment of the Contract/Change of Ownership
You may assign this contract before beginning the Income Phase. We will not be bound by any assignment until we receive and process your written request at our Annuity Service Center and you have received confirmation.
•	Your rights and those of any other person with rights under this contract will be subject to the assignment.
•	We are not responsible for the validity, tax or other legal consequences of any assignment.
•	An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.
We reserve the right not to recognize any assignment, as determined in our sole discretion, if it changes the risk profile of the contract owner, if no Insurable Interest exists, or if not permitted by the Internal Revenue Code.
Please see the Statement of Additional Information for details on the tax consequences of an assignment. You should consult a qualified tax adviser before assigning the contract.
Termination of the Contract for Misstatement and/or Fraud
The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.
If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including revocation of any age-driven benefits and/or termination of the contract. Please see Appendix B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for specific information.
Allocation of Purchase Payments
In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center.
An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.
Minimum Initial and Subsequent Purchase Payments
	Minimum Initial Purchase Payment	Minimum Subsequent Purchase Payment	Minimum Automatic Subsequent Purchase Payment
Qualified(1)	$4,000	$500	$100
Non-Qualified(1)	$10,000	$500	$100
(1)	These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. For further explanation, please see TAXES.
Purchase Payment Restrictions
We will not allow anyone age 86 or older to add subsequent Purchase Payments after the contract issue date. The attained age restrictions to add subsequent Purchase Payments may vary depending on your election of an optional living benefit or optional death benefit as follows:
Without Optional Benefits	With Optional Living Benefit	With Optional Maximum Anniversary Death Benefit
86	81	81
We reserve the right to refuse any Purchase Payment(s), limit the amount of subsequent Purchase Payment(s) with advance notice and restrict allowance of Purchase Payment(s) based on age as shown above and election of optional benefit(s).
We reserve the right to require Company approval prior to accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary.
•	For contracts owned by a non-natural Owner, we reserve the right to require prior Company approval to accept any Purchase Payment.
•	Purchase Payments that would cause total Purchase Payments in all contracts issued by VALIC, American General Life Insurance Company (“AGL”) and/or The United States Life Insurance Company in the City of New York (“US Life”) to the same Owner and/or Annuitant to exceed the Purchase Payments Limit may also be subject to Company pre-approval.

Submission of Purchase Payments
Purchase Payments will be priced when received at the Annuity Service Center. Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Annuity Service Center.
Regular Mail:
Purchase Payments submitted by check must be sent to the Annuity Service Center at the following address:
The Variable Annuity Life Insurance Company
Annuity Service Center
P.O. Box 101641
Pasadena, CA 91189-1641
Express Delivery:
Overnight deliveries of Purchase Payments can only be accepted at the following address:
The Variable Annuity Life Insurance Company
Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750
Automatic Payment Plan:
Once you have contributed at least the minimum initial Purchase Payment, you can establish an Automatic Payment Plan that allows you to make subsequent Purchase Payments. We reserve the right to modify, suspend or terminate the Automatic Payment Plan at any time should subsequent Purchase Payments no longer be accepted and will notify you prior to exercising that right.
Purchase Payment Pricing Date
We allocate your Purchase Payment as of the date such Purchase Payment is priced.
•	An initial Purchase Payment is received by us in Good Order before Market Close, the Purchase Payment will be priced within two NYSE business days after it is received.
If the Purchase Payment is received in Good Order after Market Close, the Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payment as of the date such Purchase Payment is priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not receive the necessary information within five NYSE business days, we will obtain your permission to keep your money until we get the information necessary to issue the contract, or we will send your money back to whomever we received the funds from.
Allocation Instructions
Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. Please see INVESTMENT OPTIONS.
Accumulation Units
We credit your contract with Accumulation Units when you allocate a Purchase Payment to the Variable Portfolios. We determine the value of each Accumulation Unit at the close of every NYSE business day. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios and the fees and expenses under your contract.
The number of Accumulation Units you are credited is calculated the day we process your Purchase Payment. Please see ALLOCATION OF PURCHASE PAYMENTS.
The Accumulation Unit value is determined by multiplying the Accumulation Unit value for the preceding NYSE business day by a factor for the current NYSE business day.
The factor is determined by:
1.	dividing the net asset value per share of the Underlying Fund at the end of the current NYSE business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous NYSE business day; and
2.	multiplying it by one minus all applicable daily asset based charges.
We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.
Example:
We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.
Free Look
You may cancel your contract within ten days after receiving it. We call this a “free look.” Your state may require a longer free look period. Please check your contract or with your financial representative.
To cancel, mail the contract along with your written free look request to:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570.
If you decide to cancel your contract during the free look period we will refund the following:
•	The value of your contract on the day we receive your request in Good Order if received before Market Close.
•	The value of your contract on the next NYSE business day, if the free look request is received after Market Close.
IRA and State Free Look Restrictions
Certain states require us to return your Purchase Payments upon a free look request. Contracts issued as an IRA require the full return of Purchase Payments upon a free look.
If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of:
(1)	Purchase Payments; or
(2)	the value of your contract on the day we receive your request in Good Order.
With respect to these contracts, we reserve the right to invest your money in a money market portfolio during the free look period. We will allocate your money according to your instructions at the end of the applicable free look period.
Please see your contract and Appendix B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for information about the free look period in your state.
Exchange Offers
From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.
Important Information for Military Servicemembers
If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing.
•	Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers’ Group Life Insurance program (also referred to as “SGLI”).
More details may be obtained on-line at the following website: www.insurance.va.gov.
•	This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract.
•	No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

Investment Options

You may allocate purchase payments using one or a combination of the investment options and fixed accounts, as may be available under your contract:
•	Variable Portfolios
•	Fixed Accounts
•	Dollar Cost Averaging Fixed Account
•	Secure Value Account (optional Living Benefit only)
If you elect an optional Living Benefit, not all investment options may be available and you must allocate your purchase payments in accordance with the applicable investment requirements. Please see Investment and Rebalancing Requirements in the OPTIONAL LIVING BENEFITS section. If you purchased your contract prior to April 30, 2020 and elected a living benefit, please see Appendix G for applicable investment requirements regarding your investment options.
Variable Portfolios
The Variable Portfolios available under the contract invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future.

Like mutual funds, variable portfolios have different investment objectives and performance. These Variable Portfolios fall within one of the following asset classes:
Asset Allocation	Cash
Bond	Stock
From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio’s prior name.
Certain Underlying Funds offered under this Contract have similar investment objectives to other Underlying Funds managed by the same advisor or subadvisor. The investment results of the Underlying Funds, however, may be higher or lower than such other Underlying Funds. We do not guarantee or make any representation that the investment results of any of the Underlying Funds will be comparable to the investment results of any other Underlying Fund managed by the same investment advisor or subadvisor.
You can gain or lose money if you invest in these Variable Portfolios. You are responsible for allocating Purchase Payments to the Variable Portfolios as appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolio you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund’s prospectus, statement of additional information and annual and semi-annual reports.
We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund.
Please consult your financial representative regarding which of these Variable Portfolios are appropriate for your risk tolerance.
You should read the prospectuses for the Trusts carefully for detailed information about the Underlying Funds, including each Underlying Fund’s investment objective and risk factors.
Selection of Underlying Funds
The Underlying Funds offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment advisor’s or subadvisor’s reputation and tenure, brand recognition, the alignment of the investment objectives of an Underlying Fund with our hedging strategy, performance and the capability and qualification of each investment firm.
Another factor we may consider is whether the Underlying Fund or its service providers (i.e. the investment advisor and/or subadvisor(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund’s service providers have affiliates that can provide marketing and distribution support for sales of the contract. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
We review the Underlying Funds periodically and may make changes if we determine that an Underlying Fund no longer satisfies one or more of the selection criteria and/or if the Underlying Fund has not attracted significant allocations from contract Owners.
Fund-of-Funds
Certain Underlying Funds invest substantially all their assets in other Underlying Funds. These arrangements are referred to as Fund-of-Funds or Master-Feeder Funds, as described below. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure. This will reduce your investment return.
Master-Feeder Funds
Under the Master-Feeder Funds structure, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund, which invests directly in individual securities.
Under the Master-Feeder structure, you will pay higher fees and expenses than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. We offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses than the Master-Feeder Funds.
Each Feeder Fund may withdraw all its assets from a Master Fund if the Board of Directors (“Board”) of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so.
Volatility Control Funds
Certain Underlying Funds advised by our affiliate employ risk management strategies that are intended to control the Underlying Funds’ overall volatility and to reduce the downside exposure of the Underlying Funds during significant market downturns. Conversely, these Variable Portfolios could limit the upside participation of these Underlying Funds in rising equity markets relative to other Underlying Funds.

These risk management techniques help us to manage our financial risks associated with guarantees, like the living and death benefits because this managed volatility strategy reduces the incidence of extreme outcomes including the probability of large gains or losses.
Trusts
We offer Underlying Funds of affiliated and unaffiliated Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company as well as by other insurance companies.
Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.
Unaffiliated Trusts
We offer Underlying Funds of the following unaffiliated Trusts:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) — Series II Shares
Invesco Advisers, Inc. is the investment advisor to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (“AVIF”).
Franklin Templeton Variable Insurance Products Trust — Class 2 Shares
Franklin Advisers, Inc. is the investment advisor to Franklin Templeton Variable Insurance Products Trust (“FTVIPT”).
Franklin Allocation VIP Fund is structured as a Fund-of-Funds. The administrator for the Franklin Allocation VIP Fund is Franklin Templeton Services, LLC. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the Franklin Allocation VIP Fund’s investment in the Underlying Funds. Each Underlying Fund of the Franklin Allocation VIP Fund has its own investment advisor.
Goldman Sachs Variable Insurance Trust — Class Service Shares
Goldman Sachs Asset Management, L.P. is the investment advisor to Goldman Sachs Variable Insurance Trust (“GST”).
Lord Abbett Series Fund, Inc. — Class VC Shares
Lord, Abbett & Co. LLC is the investment advisor to Lord Abbett Series Fund, Inc. (“LASF”).
PIMCO Variable Insurance Trust — Class  Advisor Shares
Pacific Investment Management Company LLC is the investment advisor to PIMCO Variable Insurance Trust (“PVIT”).
Affiliated Trusts
We offer Underlying Funds of the following affiliated Trusts:
SAAMCO MANAGED TRUSTS
We offer Underlying Funds of the Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust (the “SAAMCo Managed Trusts”) at least in part because they are managed by SunAmerica Asset Management, LLC (“SAAMCo”), an affiliate of the Company. SAAMCo engages subadvisors to provide investment advice for certain Underlying Funds. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.
Anchor Series Trust — Class 3 Shares
SAAMCo is the investment advisor and various managers are the subadvisor to Anchor Series Trust (“AST”).
Seasons Series Trust — Class 3 Shares
SAAMCo is the investment advisor and various managers are subadvisors to Seasons Series Trust (“SST”).
SunAmerica Series Trust — Class 3 Shares
SAAMCo is the investment advisor and various managers are the subadvisors to SunAmerica Series Trust (“SAST”).
SAST also offers Master-Feeder Funds, the SA VCP Dynamic Allocation Portfolio, the SA VCP Dynamic Strategy Portfolio, and Volatility Control Funds.
SAST Master-Feeder Funds
Capital Research and Management Company is the investment advisor of the Master Fund in which the Feeder Funds invest. SAAMCo is the investment advisor to the Feeder Funds.
All of the Feeder Fund assets are invested in a corresponding Master Fund of American Funds Insurance Series (“AFIS”), which invests directly in individual securities.
If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved SAAMCo as investment advisor to the Feeder Fund, SAAMCo would be fully compensated for its portfolio management services. Please see the SunAmerica Series Trust prospectus and Statement of Additional Information for more discussion of the Master-Feeder structure.
SA VCP Dynamic Allocation Portfolio and
SA VCP Dynamic Strategy Portfolio
SAAMCo is the investment advisor of the SA VCP Dynamic Allocation Portfolio (the “Dynamic Allocation Portfolio”) and Dynamic Strategy Portfolio (“Dynamic Strategy Portfolio”). AllianceBernstein L.P. is the subadvisor (the “Subadvisor”) of a component of each of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each invest part of their assets as a Fund-of-Funds that in turn invest in Underlying Funds of the SAAMCo Managed Trusts.
The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each have a managed volatility strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees like the living and death benefits. This risk management strategy could limit the upside participation in strong, increasing markets as compared to a portfolio without such a strategy. Please see the SunAmerica Series Trust prospectus and Statement of Additional Information for details.
SA American Funds VCP Managed Allocation Portfolio
SA BlackRock VCP Global Multi Asset Portfolio
SA Invesco VCP Equity-Income Portfolio
SA PIMCO VCP Tactical Balanced Portfolio
SA Schroders VCP Global Allocation Portfolio
SA T. Rowe Price VCP Balanced Portfolio
SA VCP Index Allocation Portfolio
The Variable Portfolios listed above each utilize a managed volatility strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees provided by the Living Benefits under the contract. As stated above, this risk management strategy could limit the upside participation in strong, increasing markets as compared to a portfolio without such a strategy. Please see the applicable prospectuses and Statements of Additional Information of the SunAmerica Series Trust and the American Funds Insurance Series Master Fund for details.
Please see next page for available Variable Portfolios which are grouped by asset class and listed alphabetically.

ASSET ALLOCATION
Underlying Funds	Managed by:	Trust
Franklin Allocation VIP Fund[1]	Franklin Templeton Services, LLC	FTVIPT
Franklin Income VIP Fund	Franklin Advisers, Inc.	FTVIPT
SA Allocation Balanced Portfolio[1]	SunAmerica Asset Management, LLC	SST
SA Allocation Growth Portfolio[1]	SunAmerica Asset Management, LLC	SST
SA Allocation Moderate Growth Portfolio[1]	SunAmerica Asset Management, LLC	SST
SA Allocation Moderate Portfolio[1]	SunAmerica Asset Management, LLC	SST
SA American Funds Asset Allocation Portfolio[2]	Capital Research and Management Company	SAST
SA Global Index Allocation 60/40 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Global Index Allocation 75/25 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Global Index Allocation 90/10 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Goldman Sachs Multi-Asset Insights Portfolio	Goldman Sachs Asset Management, L.P.	SAST
SA Index Allocation 60/40 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Index Allocation 80/20 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Index Allocation 90/10 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA JPMorgan Diversified Balanced Portfolio	J.P. Morgan Investment Management Inc.	SAST
SA Legg Mason Tactical Opportunities Portfolio	QS Investors, LLC	SAST
SA MFS Total Return Portfolio[3]	Massachusetts Financial Services Company	SAST
SA PGI Asset Allocation Portfolio	Principal Global Investors, LLC	AST
SA Putnam Asset Allocation Diversified Growth Portfolio	Putnam Investment Management, LLC	SST
SA T. Rowe Price Asset Allocation Growth Portfolio	T. Rowe Price Associates, Inc.	SAST
SA Wellington Strategic Multi-Asset Portfolio	Wellington Management Company LLP	AST
[1]	This Underlying Fund is a Fund-of-Funds.
[2]	This Underlying Fund is a Master-Feeder fund.
[3]	SA MFS Total Return is an equity fund seeking reasonable current income, long term capital growth and conservation of capital.
BOND
Underlying Funds	Managed by:	Trust
PIMCO Emerging Markets Bond Portfolio	Pacific Investment Management Company LLC	PVIT
PIMCO Total Return Portfolio	Pacific Investment Management Company LLC	PVIT
SA DFA Ultra Short Bond Portfolio	Dimensional Fund Advisors LP	SAST
SA Federated Hermes Corporate Bond Portfolio	Federated Investment Management Company	SAST
SA Fixed Income Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Fixed Income Intermediate Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Goldman Sachs Global Bond Portfolio	Goldman Sachs Asset Management International	SAST
SA JPMorgan MFS Core Bond Portfolio	J.P. Morgan Investment Management Inc. and Massachusetts Financial Services Company	SAST
SA PineBridge High-Yield Bond Portfolio	PineBridge Investments LLC	SAST
SA Wellington Government and Quality Bond Portfolio	Wellington Management Company LLP	AST
SA Wellington Real Return Portfolio	Wellington Management Company LLP	SST
CASH
Underlying Funds	Managed by:	Trust
Goldman Sachs VIT Government Money Market Fund	Goldman Sachs Asset Management, L.P.	GST
STOCK
Underlying Funds	Managed by:	Trust
Invesco V.I. American Franchise Fund[4]	Invesco Advisers, Inc.	AVIF
Invesco V.I. Comstock Fund[4]	Invesco Advisers, Inc.	AVIF
Invesco V.I. Growth and Income Fund	Invesco Advisers, Inc.	AVIF
Lord Abbett Growth and Income Portfolio	Lord, Abbett & Co. LLC	LASF
SA AB Growth Portfolio	AllianceBernstein L.P.	SAST
SA AB Small & Mid Cap Value Portfolio	AllianceBernstein L.P.	SAST
SA American Funds Global Growth Portfolio[5]	Capital Research and Management Company	SAST
SA American Funds Growth Portfolio[5]	Capital Research and Management Company	SAST
SA American Funds Growth-Income Portfolio[5]	Capital Research and Management Company	SAST
SA Columbia Technology Portfolio	Columbia Management Investment Advisers, LLC	SAST
SA Dogs of Wall Street Portfolio[4]	SunAmerica Asset Management, LLC	SAST
SA Emerging Markets Equity Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Fidelity Institutional AM® International Growth	FIAM LLC	SAST

Underlying Funds	Managed by:	Trust
SA Fidelity Institutional AM® Real Estate Portfolio	FIAM LLC	SAST
SA Franklin Small Company Value Portfolio	Franklin Mutual Advisers, LLC	SAST
SA Franklin U.S. Equity Smart Beta Portfolio	Franklin Advisers, Inc.	SAST
SA International Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Invesco Growth Opportunities Portfolio	Invesco Advisers, Inc.	SAST
SA Janus Focused Growth Portfolio	Janus Capital Management, LLC	SAST
SA JPMorgan Emerging Markets Portfolio	J.P. Morgan Investment Management Inc.	SAST
SA JPMorgan Equity-Income Portfolio	J.P. Morgan Investment Management Inc.	SAST
SA JPMorgan Global Equities Portfolio	J.P. Morgan Investment Management Inc.	SAST
SA JPMorgan Mid-Cap Growth Portfolio	J.P. Morgan Investment Management Inc.	SAST
SA Large Cap Growth Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Large Cap Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Large Cap Value Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Legg Mason BW Large Cap Value Portfolio	Brandywine Global Investment Management, LLC	SAST
SA MFS Blue Chip Growth Portfolio	Massachusetts Financial Services Company	SAST
SA MFS Massachusetts Investors Trust Portfolio[4]	Massachusetts Financial Services Company	SAST
SA Mid Cap Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Morgan Stanley International Equities Portfolio	Morgan Stanley Investment Management Inc.	SAST
SA Oppenheimer Main Street Large Cap Portfolio	Invesco Advisers, Inc.	SAST
SA Putnam International Growth and Income Portfolio	Putnam Investment Management, LLC	SAST
SA Small Cap Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Templeton Foreign Value Portfolio	Templeton Investment Counsel, LLC	SAST
SA Wellington Capital Appreciation Portfolio	Wellington Management Company LLP	AST
SA WellsCap Aggressive Growth Portfolio	Wells Capital Management Incorporated	SAST
[4]	Invesco V.I. American Franchise Fund is an equity fund seeking capital growth. Invesco V.I. Comstock Fund is an equity fund seeking capital growth and income. SA Dogs of Wall Street is an equity fund seeking total return including capital appreciation and current income. SA MFS Massachusetts Investors Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.
[5]	This Underlying Fund is also a Master-Feeder fund.
VOLATILITY CONTROL FUNDS
Underlying Funds	Managed by:	Trust
SA American Funds VCP Managed Allocation Portfolio[5,6]	Capital Research and Management Company	SAST
SA BlackRock VCP Global Multi Asset Portfolio[6]	BlackRock Investment Management, LLC	SAST
SA Invesco VCP Equity-Income Portfolio	Invesco Advisers, Inc.	SAST
SA PIMCO VCP Tactical Balanced Portfolio	Pacific Investment Management Company LLC	SAST
SA Schroders VCP Global Allocation Portfolio	Schroder Investment Management North America	SAST
SA T. Rowe Price VCP Balanced Portfolio	T. Rowe Price Associates, Inc.	SAST
SA VCP Dynamic Allocation Portfolio[6]	SunAmerica Asset Management, LLC and AllianceBernstein L.P.	SAST
SA VCP Dynamic Strategy Portfolio[6]	SunAmerica Asset Management, LLC and AllianceBernstein L.P.	SAST
SA VCP Index Allocation Portfolio[6]	SunAmerica Asset Management, LLC and T. Rowe Price Associates, Inc.	SAST
[5]	This Underlying Fund is also a Master-Feeder fund.
[6]	A portion of this Underlying Fund is a Fund-of-Funds.
You should read the prospectuses for the Trusts carefully. These prospectuses contain detailed information about the Underlying Funds, including each Underlying Fund’s investment objective and risk factors. You may obtain a copy of these prospectuses for the Trusts by calling our Annuity Service Center at (800) 445-7862 or by visiting our website at aig.onlineprospectus.net/AIG/ProductDocuments. You may also obtain information about the Underlying Funds (including a copy of the Statement of Additional Information) by accessing the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Effective February 6, 2017, the Polaris Portfolio Allocator Program and 50%-50% Combination Model Program are no longer offered. If you are currently invested in a Polaris Portfolio Allocator Model or 50%-50% Combination Model, please see more information on the POLARIS PORTFOLIO ALLOCATOR PROGRAM AND 50%-50% COMBINATION MODEL PROGRAM FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017 in Appendix H.
Substitution, Addition or Deletion of Variable Portfolios
We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract Owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.
Fixed Accounts
Your contract may offer a Fixed Account for a guaranteed period. Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed accounts other than Dollar Cost Averaging fixed account options (as described below), we will declare annual fixed account crediting rates each contract year, and this rate will never be lower than the minimum guarantee rate as referenced in your contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the contract withdrawal charge period and the number of years since your annuity contract was issued. You may obtain current interest rates by calling the Annuity Service Center or by speaking with your financial representative.
Please check with your financial representative regarding the availability of a Fixed Account. Allocations to the Fixed Account are obligations of the General Account. In reliance on certain exemptions and exclusions, interests in the General Account are not registered as securities under the Securities Act of 1933 and not registered as an investment company under the Investment Company Act of 1940. However, the disclosures in the prospectus about the Fixed Accounts are subject to certain provisions of the federal securities laws regarding the accuracy and completeness of disclosures. Please see GENERAL ACCOUNT below.
Minimum Guaranteed Interest Rate
We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise.
Interest Rate Categories
There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:
•	Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.
•	Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.
•	Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.
Transfers/Withdrawals from Fixed Accounts
There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. We do not contact you. If you do not contact us, your money will remain in the same Fixed Account where it will earn interest at the renewal rate then in effect for that Fixed Account.
We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
If available through our Dollar Cost Averaging Program, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on a monthly basis. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center.
Check with your financial representative about the current availability of this service.

Fixed Account Restrictions
At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.
Secure Value Account
If you elect a Living Benefit, a certain percentage of your investment is automatically allocated to the Secure Value Account. The Secure Value Account is only available with the election of a Living Benefit and you may not reallocate your money from the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. Please see “Are there investment requirements if I elect a Living Benefit?” under OPTIONAL LIVING BENEFITS. Allocations to the Secure Value Account are obligations of the General Account. Please see GENERAL ACCOUNT below.
Dollar Cost Averaging Fixed Accounts
You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging (“DCA”) Fixed Accounts, if available. The minimum Purchase Payment amounts as follows:
DCA Fixed Account	Minimum Purchase Payment
6-Month	$600
12-Month	$1,200
•	The DCA Fixed Accounts only accept initial and subsequent Purchase Payments because they are offered as “source” accounts exclusively to facilitate the DCA Program for a specified time period.
•	You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account. Please see DOLLAR COST AVERAGING PROGRAM below for more information.
•	Unless otherwise directed by you, any Purchase Payment less than the above minimum amounts will automatically be allocated to available investment options according to your current allocation instructions on file.
DCA Interest Rate Crediting
DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA Program. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA
Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.
Dollar Cost Averaging Program
Under the DCA Program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account (“source account”) to any available investment options (“target account”).
The DCA Program allows you to invest gradually in available investment options at no additional cost. The DCA Program is designed to lessen the impact of market fluctuations on your investment. However, the DCA Program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA Program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.
Example of DCA Program
Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA Program and purchase Accumulation Units at the following values:
Month	Accumulation Unit Value	Units Purchased
1	$7.50	100
2	$5.00	150
3	$10.00	75
4	$7.50	100
5	$5.00	150
6	$7.50	100
You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.
DCA Program Guidelines
•	Fixed Accounts are not available as target accounts for the DCA Program.
•	Transfers occur on a monthly periodic schedule.
•	The minimum transfer amount under the DCA Program is $100 per transaction, regardless of the source account.

•	Transfers resulting from your participation in the DCA Program are not counted towards the number of free transfers per contract year.
Allocation of Subsequent Purchase Payments to DCA Program
If you have not elected an optional Living Benefit and you choose to allocate subsequent Purchase Payments to an active DCA Program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring subsequent Purchase Payments into your target account allocations on the same day of the month as the initial active DCA Program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s). Please see DOLLAR COST AVERAGING FIXED ACCOUNTS above for more information.
Termination of DCA Program
You may terminate the DCA Program at any time. If you terminate the DCA Program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.
Upon notification of your death, we will terminate the DCA Program unless your Beneficiary instructs us otherwise and we will transfer the remaining money according to the current allocation instructions on file.
Automatic Asset Rebalancing Program
Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Automatic Asset Rebalancing typically involves shifting portions of your money into and out of investment options so that the resulting allocations are consistent with your current investment instructions.
Under the Automatic Asset Rebalancing Program:
•	You may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to preselected percentages for no additional charge.
•	At your request, rebalancing occurs on a quarterly, semiannual or annual basis.
•	Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.
Changes to Rebalancing Instructions
If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer which will replace any previous rebalancing instructions you may have provided (“Default Rebalancing Instructions”). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.
Upon notification of your death, we will terminate the Automatic Asset Rebalancing Program unless your Beneficiary instructs us otherwise.
Mandatory Rebalancing with Election of a Living Benefit
If you elect an optional Living Benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file and we will notify you of such reversion. In addition, any amount of your investment allocated to the Secure Value Account cannot be rebalanced. Please see OPTIONAL LIVING BENEFITS below.
Automatic asset rebalancing will continue if it is a requirement of an optional Living Benefit that remains in effect pursuant to your Spousal Beneficiary’s election of Spousal Continuation.
We reserve the right to modify, suspend or terminate the Automatic Asset Rebalancing Program at any time and we will notify you 30 days prior to exercising that right. In the event of modification, we will administer the program according to the parameters of the modification. In the event of suspension or termination of the program, we will no longer administer the program and your investments will no longer be rebalanced.
Transfers During the Accumulation Phase
Subject to the Company’s rules, restrictions and policies (including short term trading policies) described below, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts.
•	Funds already in your contract cannot be transferred into the DCA Fixed Accounts, if available.
•	You must transfer at least $100 per transfer.
•	If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.
Submitting Transfer Instructions
Your transfer instructions must be received via one of the methods and locations referenced below; otherwise they will not be considered received by us. Please see SHORT-TERM TRADING POLICIES below for more information.

Telephone:
(800) 445-7862
Internet:
www.aig.com/annuities
United States Postal Service (first-class mail):
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570
Facsimile:
(818) 615-1543
Telephone/Internet Authorization
We may accept transfers by telephone or the internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.
If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center at the above address.
Transfer Fees
There is no charge for your first 15 transfers in any contract year. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not counted towards the number of free transfers per contract year.
Please see Appendix B - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific fees.
Accepting Transfer Requests
We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer’s, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center at the address above.
We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time and we will notify you prior to exercising the right of suspension.
Pricing Transfer Requests
Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next NYSE business day.
Short-Term Trading Policies
This variable annuity contract is not designed to support frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product (“Short-Term Trading”) and we discourage Short-Term Trading as more fully described below.
Risks of Short-Term Trading
Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as “arbitrage”; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.
We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.
Standard U.S. Mail Policy
Under the Standard U.S. Mail Policy, all transfers must be submitted by U.S. Mail for 12-months. The 15th transfer in a 12-month look-back period (“12-Month Rolling Period”) triggers the Standard U.S. Mail Policy.
Transfer Requests under the U.S. Mail Policy
•	While the U.S. Mail Policy is in effect, we will not accept transfer requests sent by any other method except U.S. Mail.
•	Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.
•	All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers.

•	Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.
•	We apply the Standard U.S. Mail Policy uniformly and consistently to all contract Owners except for omnibus group contracts. See Omnibus Group Contracts below for more information.
Example
For example, if you made a transfer on August 19, 2020 and within the previous twelve months (from August 20, 2019 forward) you made 15 transfers including the August 19th transfer, then all transfers made for twelve months after August 19, 2020 must be submitted by U.S. Mail (from August 20, 2020 through August 20, 2021).
Accelerated U.S. Mail Policy
We may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers.
Additional Short-Term Trading Restrictions
To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to:
1.	impose further limits on the size, manner, number and/or frequency of transfers you can make;
2.	impose minimum holding periods;
3.	reject any Purchase Payment or transfer request;
4.	terminate your transfer privileges; and/or
5.	request that you surrender your contract.
We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.
Enforcement Determination Factors
Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:
•	the number of transfers made in a defined period;
•	the dollar amount of the transfer;
•	the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;
•	the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;
•	whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;
•	the history of transfer activity in the contract or in other contracts we may offer; and/or
•	other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.
Applicability to Third Party Trading Services
The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract Owners utilizing third party trading services/strategies performing asset allocation services for a number of contract Owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.
Deterrence Limitations
Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract Owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above.
Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict.
You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract Owners whereby we permit or intentionally disregard Short-Term Trading.
Omnibus Group Contracts
Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.
We reserve the right to modify the policies and procedures described in the TRANSFERS DURING THE ACCUMULATION PHASE section at any time. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.
Underlying Funds’ Short-Term Trading Policies
Please note that the Underlying Funds have their own policies and procedures (outlined in their respective prospectus) with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours.
•	We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Underlying Fund’s Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee.
•	We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason.
We are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.
Processing Omnibus Orders
Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund’s policies and procedures fail to successfully detect and discourage Short-Term Trading, there may be a negative impact to the Owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from Owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.
Required Information Sharing
Under rules adopted by the SEC, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity.
Transfers During the Income Phase
During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.
You may not use the DCA Program or the Automatic Asset Rebalancing Program during the Income Phase.
Voting Rights
The Company is the legal owner of the Trusts’ shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. As a result of this proportionate voting, the vote of a small number of contract Owners can determine the outcome of a vote. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

Access to your Money

You can access money in your contract in one of the following ways:
•	Partial Withdrawal,
•	Systematic Withdrawal,
•	Total Withdrawal (also known as surrender), or
•	Annuity Income Payment (during Income Phase).
Withdrawals made prior to age 59½ may result in a 10% IRS penalty tax. Due to the passage of the Coronavirus Aid, Relief, and Economic Security (CARES) Act, the 10% IRS penalty tax for withdrawals made prior to age 59½ will be waived for qualifying coronavirus related distributions taken from a Qualified plan or IRA from January 1, 2020 through December 31, 2020. Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. Please see TAXES.
Minimum Withdrawal Amount and Minimum Contract Value
	Minimum Withdrawal Amount	Minimum Contract Value(1)
Partial Withdrawal	$1,000	$2,500(2)
Systematic Withdrawal	$100	$2,500(2)

(1)	The value left in any Variable Portfolio or available Fixed Account must be at least $100 after a withdrawal.
(2)	The total contract value must be at least $2,500 after a withdrawal.
Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract’s remaining value to you.
If you elected an optional Living Benefit, withdrawals taken under the parameters of the feature that reduce contract value below the minimum contract value will not terminate your contract. Please see OPTIONAL LIVING BENEFITS below.
Penalty-Free Withdrawal Amount
Your contract provides for a penalty-free withdrawal amount each contract year during the applicable withdrawal period. The penalty-free withdrawal amount is the portion of your contract that we allow you to take out without being charged a withdrawal charge. The penalty-free withdrawal amount does not reduce the basis used to calculate future annual penalty-free withdrawals and withdrawal charges.
Your maximum annual penalty-free withdrawal amount equals 10% of remaining Purchase Payments not yet withdrawn each contract year, and still subject to withdrawal charges.
If you elect an optional Living Benefit, please see Penalty-Free Withdrawal Amount and the Living Benefit on or after the Activation Date below.
Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn penalty-free.
If, in any contract year, you choose to take less than the full penalty-free withdrawal amount, then you may not carry over the unused amount as an additional penalty-free withdrawal in subsequent years.
Penalty-Free Withdrawal Amount and the Living Benefit on or after the Activation Date
If you elect a Living Benefit, your Lifetime Income is free of withdrawal charges. However, if you take a withdrawal after the Activation Date which is greater than your Lifetime Income, that amount is treated as an Excess Withdrawal. Such withdrawal may be subject to withdrawal charges and affects the calculation of your Income Base, Income Credit Base, if applicable, and future Lifetime Income. The Income Base is the basis for calculating your Lifetime Income and the Income Credit Base is the basis for calculating the Income Credit which is an amount that may increase your Income Base. Please see Glossary of Living Benefit Terms under OPTIONAL LIVING BENEFITS below.
For example, if you elected a Living Benefit and your Maximum Annual Withdrawal Amount (MAWA) on or after the Activation Date is $6,000 (assuming Maximum Annual Withdrawal Percentage of 6%, $100,000 Income Base and $100,000 Contract Value), your penalty-free withdrawal amount would be $10,000. That means that the $6,000 MAWA for that contract year would not be assessed a withdrawal charge because it is within the penalty-free withdrawal amount and was taken on or after the Activation Date. You may also take up to an additional $4,000 that contract year on or after the Activation Date as a penalty-free withdrawal amount; however, this $4,000 would be considered an Excess Withdrawal under the Living Benefit which reduces the Income Base, and future Maximum Annual Withdrawal Amounts.
Assessment of Withdrawal Charges
We deduct a withdrawal charge applicable to any amount of a partial or total withdrawal in excess of your penalty-free withdrawal amount made before the end of the withdrawal charge period. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more than the annual penalty-free amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.
The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. Please see WITHDRAWAL CHARGES and EXPENSES.
When you make a partial withdrawal, we deduct it from any remaining annual penalty-free withdrawal amount first, next from remaining Purchase Payments on a first-in, first-out basis, and then from any remaining contract value. This means that you will access your Purchase Payments that are lower or no longer subject to withdrawal charges before those Purchase Payments that are still subject to withdrawal charges or higher withdrawal charges.
If you request a total withdrawal (surrender) of your contract, we may also deduct any premium taxes, if applicable. If you fully surrender your contract, withdrawal charges will be assessed against the amount of Purchase Payments subject to withdrawal charges. This means that, if you surrender your contract while withdrawal charges still apply, any prior penalty-free withdrawal amounts taken in the current contract year are not subtracted from the total Purchase Payments still subject to withdrawal charges. Please see EXPENSES.
Calculating Withdrawal Charges
For the purpose of calculating the withdrawal charge if you request a total withdrawal of your contract, any prior penalty-free withdrawal amount, including a required minimum distribution, in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges.
Example:
For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features, if applicable. In contract year 2, you take out your maximum penalty-free withdrawal of $10,000. After that penalty-free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:
A–(B × C)=D, where:
A=	Your contract value at the time of your request for withdrawal ($90,000)
B=	The amount of your Purchase Payments still subject to withdrawal charge ($100,000)
C=	The withdrawal charge percentage applicable to the age of each Purchase Payment (assuming 5% is the applicable percentage) [B × C=$5,000]
D=	Your full contract value ($85,000) available for total withdrawal
Required Minimum Distributions
If you are taking required minimum distributions applicable to this contract only, we waive any withdrawal charges applicable to those withdrawals. Please see TAXES for details regarding required minimum distributions.
Annuity Income Payments
Any time after your second contract anniversary, you may receive annuity income payments for a specified period of time and at a frequency as elected by you. We will waive any applicable withdrawal charges upon processing of your request to annuitize the contract. Please see ANNUITY INCOME OPTIONS.
Processing Withdrawal Requests
A request to access money from your contract, as outlined above, must be submitted in writing and in Good Order to the Annuity Service Center at the following address. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days. If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.
For withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature.
Annuity Service Center
P.O. Box 15570
Amarillo, TX 79105-5570
Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next NYSE business day. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days.
We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract Owners.
Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
Partial, Systematic, and Required Minimum Distributions
Partial withdrawals, systematic withdrawals and required minimum distributions will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested, unless you provide different instructions.
If you surrender your contract, we may deduct any premium taxes, if applicable. Please see EXPENSES.
Optional Living Benefit Withdrawals
Partial Withdrawals under an optional Living Benefit must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. You cannot request withdrawals from one or more specific funds in which you are invested.
Total Withdrawals
We calculate withdrawal charges upon total withdrawal of the contract on the day after we receive your request in Good Order. Any prior penalty-free withdrawal amount in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges. We will return your contract value less any applicable fees and charges within 7 calendar days of the request.
Systematic Withdrawal Program
During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal Program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these periodic withdrawals to your bank account is available.
Please contact our Annuity Service Center which can provide the necessary enrollment forms. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the penalty-free withdrawal amount permitted each year.
If you elect a Living Benefit and choose to receive periodic withdrawals under the Systematic Withdrawal Program on or after the Activation Date, you must request withdrawals on the appropriate Living Benefit enrollment form. The Systematic Withdrawal Program may not be established before the Activation Date. If we receive your request on another form, your request will not be processed. The Systematic Withdrawal Program for contracts with a Living Benefit is designed to provide withdrawal amounts within the Maximum Annual Withdrawal Amount. Any amounts taken above your Maximum Annual Withdrawal Amount while enrolled in the Systematic Withdrawal Program will eliminate the remaining systematic withdrawals within the same contract year and may permanently reduce future guaranteed withdrawal amounts. If you must take Required Minimum Distributions (RMDs) from this contract and want to ensure that these withdrawals will not permanently reduce future guaranteed withdrawal amounts on or after the Activation Date, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount under the Living Benefit or the RMD amount as calculated by our Annuity Service Center.
Upon notification of your death, we will terminate the Systematic Withdrawal Program unless your Beneficiary instructs us otherwise.
We reserve the right to modify, suspend or terminate the Systematic Withdrawal Program at any time and we will notify you prior to exercising that right.
Nursing Home Waiver
If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on partial or total withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home.
•	You cannot use this waiver during the first 90 days after your contract is issued.
•	The confinement period for which you seek the waiver must begin after you purchase your contract.
•	We will only waive withdrawal charges on withdrawals paid directly to the contract owner, and not to a third party or other financial services company.
In order to use this waiver, you must submit the following documents to the Annuity Service Center:
1)	a doctor’s note recommending admittance to a nursing home;
2)	an admittance form which shows the type of facility you entered; and
3)	the bill from the nursing home which shows that you met the 60 day confinement requirement.
Please see Appendix B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding the availability of the Nursing Home Waiver.

Optional Living Benefits

General Information Applicable to All Living Benefits
These optional living benefits are designed for individuals and their spouses who are seeking participation in the growth potential of the stock market and desire protection features that provide guaranteed lifetime/retirement income. The living benefits are designed to provide the contract owner(s) lifetime income with the flexibility to activate income at any time. The guaranteed rising income component available on Polaris Income Plus Flex offers an additional benefit to those who elect an Activation Date soon after the contract is issued. Unlike Polaris Income Plus Flex, Polaris Income Plus Daily Flex does not offer guaranteed rising income. Polaris Income Plus Daily Flex allows the contract owner greater flexibility of investment options while providing the ability for the Income Base to step up more frequently to Step-up Values. If a contract is jointly owned by non-spousal joint Owners (which can include Domestic Partners) and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the living benefit. Please see DEATH BENEFITS below. Accordingly, the surviving Owner may not receive the full benefit of the living benefits.
Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59½ at the time of the withdrawal. For information about how the Living Benefit is treated for income tax purposes, you should consult a qualified tax adviser concerning your particular circumstances. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.
Certain Living Benefits are no longer offered or have changed since first being offered. If your contract was issued prior to April 30, 2020, please see Appendix G for details regarding those benefits.
Below is a glossary of Living Benefit Terms and a summary of the key features of the optional Living Benefits offered in your contract.
Glossary of Living Benefit Terms
Activation Date
The date on which your Lifetime Income is activated. Upon activation of Lifetime Income, changes cannot be made to the Covered Person(s) or Income Options.
Anniversary Value

The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values. Please see SPOUSAL CONTINUATION below.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the Contract Issue Date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day. For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the Contract Issue Date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Covered Person Changes
The Covered Person(s) may be changed in the event of Life Change Event prior to or on the Activation Date. No further changes may be made to the Covered Person(s) after the Activation Date.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year after the Activation Date and exceeds the greater of the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable or the Required Minimum Distribution amount as calculated by the Annuity Service Center. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.
Higher Anniversary Value
For Polaris Income Plus Flex, the current Anniversary Value that is greater than the current Income Base.
Income Base
The Income Base is a value used to determine the Living Benefit fee and the maximum amount that may be withdrawn each Benefit Year after the Activation Date without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the lifetime of the Covered Person(s), if and when the contract value is reduced to zero, but the Income Base is still greater than zero, or upon the Latest Annuity Date.
Income Credit
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:
Optional Living Benefit	Income Credit (as a percentage of the Income Credit Base)	Income Credit Availability Prior to the Activation Date	Income Credit Availability On or After Activation Date
Polaris Income Plus Flex	The applicable Income Credit Percentage is provided in the Rate Sheet Supplement	Available during the first 12 Benefit Years – the Income Credit Base and Income Base are reduced proportionately for any withdrawals taken prior to the Activation Date	Available during the first 12 Benefit Years – the Income Credit is reduced, but not eliminated in any Benefit Year in which cumulative withdrawals are less than the applicable Income Credit Percentage
Polaris Income Plus Daily Flex	Not available
Income Credit Base
Applicable to Polaris Income Plus Flex only, the Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.
Income Credit Percentage
Applicable to Polaris Income Plus Flex only, a percentage of the Income Credit Base used to determine the Income Credit amount during the Income Credit Period.
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable Income Credit Percentage. If you need another copy of the prospectus or Rate Sheet Supplement, please call us at the Annuity Service Center at (800) 445-7862. All Rate Sheet prospectus supplements will be filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-201800.
Income Credit Period
Applicable to Polaris Income Plus Flex only, the period of time over which we calculate the Income Credit, which is the first 12 Benefit Years.
Income Option
The Income Option is elected by You at contract issue. The Maximum Annual Withdrawal Amounts and Protected

Income Payments offered in each Income Option vary by age and whether you elect one or two Covered Persons.
Income Option Change
A one-time opportunity to change the Income Option of your initial Living Benefit election on the Activation Date.
Investment Requirements
In order to elect the Living Benefit, you must invest your money in accordance with certain requirements outlined below under “Are there investment requirements if I elect a Living Benefit?”
Life Change Event
A change to the Covered Person(s) upon marriage, divorce or death if prior to the Activation Date.
Lifetime Income
Any withdrawal taken on or after the Activation Date that is all or part of the Maximum Annual Withdrawal Amount or Protected Income Payment.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year on or after activating Lifetime Income and while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year after activating Lifetime Income and while the contract value is greater than zero.
Minimum Income Base for Polaris Income Plus Flex
The Minimum Income Base is a guaranteed minimum amount of the Income Base which is calculated on the 12th Benefit Anniversary if you have not activated Lifetime Income. Any withdrawals taken prior to activating Lifetime Income will proportionately reduce the Purchase Payments used to calculate the Minimum Income Base. If you activate Lifetime Income before the 12th Benefit Anniversary, you will not be eligible to receive the increase to the Income Base on the 12th Benefit Anniversary. The Minimum Income Base amount is calculated as a percentage of Purchase Payments as follows:
Minimum Income Base Period	Minimum Income Base Percentage (as a Percentage of the Purchase Payments*)
Activation Date on or after the 12th Benefit Year Anniversary	200% of Purchase Payments* received in the 1st Benefit Year, plus 100% of Purchase Payments* received after the 1st Benefit Year
*	Purchase Payments reduced proportionately for withdrawals taken prior to the Activation Date.
Minimum Income Base for Polaris Income Plus Daily Flex
The Minimum Income Base is a guaranteed minimum amount of the Income Base calculated on each Benefit Year Anniversary prior to the Activation Date and up to the 15th Benefit Year Anniversary. An annual Minimum Income Base Percentage of 5% will be applied to Purchase Payments received prior to that Benefit Year Anniversary during the Minimum Income Base period, as long as the Activation Date is after each Benefit Year Anniversary indicated as follows:
Minimum Income Base Period (Lifetime Income is not activated prior to the Benefit Year Anniversary)	Minimum Income Base Percentage (as a Percentage of the Purchase Payments)
1st Benefit Year Anniversary	105%
2nd Benefit Year Anniversary	110%
3rd Benefit Year Anniversary	115%
4th Benefit Year Anniversary	120%
5th Benefit Year Anniversary	125%
6th Benefit Year Anniversary	130%
7th Benefit Year Anniversary	135%
8th Benefit Year Anniversary	140%
9th Benefit Year Anniversary	145%
10th Benefit Year Anniversary	150%
11th Benefit Year Anniversary	155%
12th Benefit Year Anniversary	160%
13th Benefit Year Anniversary	165%
14th Benefit Year Anniversary	170%
15th Benefit Year Anniversary	175%
Prior to the Activation Date, any withdrawals taken will proportionately reduce all Purchase Payments used in the calculation of the Minimum Income Base. The Minimum Income Base is only available in the first 15 Benefit Years, or upon the Activation Date, if earlier.
Protected Income Payment
The amount to be paid each year over the lifetime of the Covered Person(s) after the Activation Date, if and when the contract value is reduced to zero, but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
Step-up Value
If you elect Polaris Income Plus Daily Flex, the Step-Up Value is used to determine the Income Base on a daily basis. The Step-Up Value is equal to the current contract value on any day where the current contract value is greater than the current Income Base due to favorable market performance.

Overview of Living Benefits
The optional Living Benefits are designed to help you create a guaranteed income stream based on a series of withdrawals you may take from your contract that may last as long as you live, or as long as you and your spouse live. As long as you take these withdrawals within the parameters of the Living Benefit, you will receive a guaranteed income stream for life even if the entire contract value has been reduced to zero. Alternatively, you should know that you may also receive annuity income payments for life if you annuitize your contract. Please see ANNUITY INCOME OPTIONS below.
You may elect one of the optional Living Benefits, both of which are guaranteed minimum withdrawal benefits, for an additional fee only at the time of contract issue. The Living Benefits may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on this protection as the benefit’s value is dependent on your contract’s performance, your withdrawal activity and your longevity. If you do not expect to take any withdrawals, then electing the Living Benefit would not be appropriate. Though the optional Living Benefits offer additional protections, the additional fee associated with the benefits has the impact of reducing the net investment return. If you elect a Living Benefit, prior to activating Lifetime Income, any withdrawal that reduces the contract value to zero will terminate the contract including its optional Living Benefit. However, although market performance and fees can reduce the contract value to zero, they will not result in the termination of your contract and its benefits.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit; therefore, election of the Living Benefit may not be appropriate for a contract owner who intends to take withdrawals greater than the Maximum Annual Withdrawal Amount allowable under the Living Benefit.
Please see POLARIS INCOME PLUS FLEX AND POLARIS INCOME PLUS DAILY FLEX below for a more detailed description of each Living Benefit following the summary for information regarding how the benefit works, its availability, applicable restrictions, fees and additional considerations. You should consider each Living Benefit thoroughly and understand it completely before deciding to elect a Living Benefit.
Polaris Income Plus Flex and Polaris Income Plus Daily Flex
How does Polaris Income Plus Flex work?
Polaris Income Plus Flex® locks in the greater of two values to determine the Income Base. The Income Base is initially equal to the first Purchase Payment. The Income Base is automatically locked in on each Benefit Year
Anniversary, as the greater of (1) the Higher Anniversary Value, or (2) the Income Base increased by any available Income Credit.
Polaris Income Plus Flex offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the contract’s Higher Anniversary Value, or an Income Base with an annual Income Credit, if any. If you elect Polaris Income Plus Flex, you may choose from Income Options 1, 2 or 3, but must elect the date on which your Lifetime Income is activated (the “Activation Date”).
Polaris Income Plus Flex allows you flexibility to make a one-time change to your initial elections of: 1) Covered Person(s) (the “Covered Person Change”) and 2) Income Options (the “Income Option Change”) on the Activation Date. The Covered Person Change is also permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of one of the original Covered Person(s). You may take withdrawals prior to the Activation Date that will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage, but any such withdrawals will proportionately reduce the Income Base, Income Credit Base (if applicable), and Purchase Payments used in the calculation of the Minimum Income Base. Note: If the Activation Date is prior to the specified Benefit Year Anniversary, you will no longer be eligible for the Minimum Income Base on the Benefit Year Anniversary.
The annual Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years. The Income Credit is determined by multiplying the Income Credit Percentage by the Income Credit Base. The Income Credit Percentage may be reduced if withdrawals are taken, as described below.
Prior to Activation Date, if withdrawals are taken, the Income Credit Percentage is not reduced, but any applicable Income Credit amount is reduced because it will be based on the proportionately reduced Income Credit Base.
On or after the Activation Date, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than the applicable Income Credit Percentage, thereby providing a guarantee that income can continue to increase during the first 12 years even after starting withdrawals. After the first 12 years, the Income Base may only increase to the Higher Anniversary Value.
If the Activation Date is after the 12th contract anniversary, and you do not take any withdrawals during the first 12 years, you will be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. Please see “How do increases to the Income Base and Income Credit Base work under Polaris Income Plus Flex?”below.
How does Polaris Income Plus Daily Flex work?
Polaris Income Plus Daily Flex® offers guaranteed lifetime income plus the opportunity to increase income by locking in Step-up Values. If you elect Polaris Income Plus Daily Flex, you may choose from Income Options 1, 2, or 3, but must elect the date on which your Lifetime Income is activated (the “Activation Date”).
Polaris Income Plus Daily Flex allows you flexibility to make a one-time change to your initial elections of: 1) Covered Person(s) (the “Covered Person Change”) and 2) Income Option (the “Income Option Change”) on the Activation Date. The Covered Person(s) Change is permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of the original Covered Person(s). At least one of the original named Covered Person(s) must remain on the contract. You may take withdrawals prior to the Activation Date that will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage, but any such withdrawals will proportionately reduce the Income Base, Income Credit (if applicable), and Purchase Payments used in the calculation of the Minimum Income Base.
Prior to the Activation Date, the Income Base step-ups, if any, occur on a daily basis. The Income Base is the basis for the Covered Person(s)’ Lifetime Income. The Income Base is initially equal to the first Purchase Payment, increased by any subsequent Purchase Payments, if any, and reduced proportionately for any withdrawals made. In addition, if the Activation Date is not prior to the specified Benefit Year Anniversary, you will be eligible for the Minimum Income Base on the Benefit Year Anniversary. The Minimum Income Base is a specified percentage of the Purchase Payment(s). The Purchase Payment(s) used to calculate the Minimum Income Base are reduced for any withdrawals taken prior to the Activation Date.
On or after the Activation Date, while both the Income Base and the contract values are greater than zero, the Income Base may only be increased on the Benefit Year Anniversary dates, looking back at the prior Benefit Year’s Step-up Values and subsequent Purchase Payments, if any. Please see “How do increases to the Income Base work under Polaris Income Plus Daily Flex?” below.
What are the differences between Polaris Income Plus Flex and Polaris Income Plus Daily Flex?
Living Benefit Parameter	Polaris Income Plus Flex	Polaris Income Plus Daily Flex
Initial Annual Fee	1.25% One Covered Person 1.25% Two Covered Persons
Minimum Income Base	Minimum Income Base Percentage: 200% of Purchase Payments received in 1st Benefit Year
100% of Purchase Payments received after 1st Benefit Year
	Minimum Income Base Period: 12 years if Lifetime Income is NOT activated	Range of Minimum Income Base Percentage: 105% - 175% Minimum Income Base Period: Years 1-15; upon the Activation Date, no further adjustments are made to the Minimum Income Base
Income Credit – Prior to the Activation Date	Income Credit available in first 12 Benefit Years – the Income Credit Base and Income Base are reduced proportionately for any withdrawals taken prior to the Activation Date	N/A
Income Credit – On or After the Activation Date	Income Credit available in first 12 Benefit Years – the Income Credit is reduced, but not eliminated in any Benefit Year on or after the Activation date in which cumulative withdrawals are less than the applicable Income Credit Percentage	N/A
Frequency of Step-up Values	Annual	Daily
Investment Requirements	10% in Secure Value Account 90% in Variable Portfolios (total of 19 investment options)	Allocation Structure:
10% in Secure Value Account
90% in Variable Portfolios
Asset Allocation Portfolios (38 investment options)
or
Build Your Own Allocation
(79 investment options that cross 12 asset classes)
The Maximum Annual Withdrawal Percentages, Protected Income Payment Percentages, and Income Credit Percentage are set forth in the Rate Sheet Supplement that must accompany this prospectus.

Are there investment requirements if I elect a Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA Fixed Account or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
Investment Requirements for Polaris Income Plus Flex Income Option 1, 2 or 3
If you elect Polaris Income Plus Flex, you must allocate your assets in accordance with the following:
10% Secure Value Account	Up to 90% in one or more of the following Variable Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money Market Fund
PIMCO Total Return
SA American Funds VCP Managed Allocation*
SA BlackRock VCP Global Multi Asset*
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA Invesco VCP Equity-Income*
SA JPMorgan MFS Core Bond
SA PIMCO VCP Tactical Balanced*
SA Schroders VCP Global Allocation*
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
SA Wellington Government and Quality Bond
SA Wellington Real Return
DCA Fixed Accounts**
6-Month DCA
1-Year DCA
* You may invest up to a maximum of 50% in each of these Variable Portfolios.
** You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.

Investment Requirements for Polaris Income Plus Daily Flex Income Option 1, 2 or 3
If you elect Polaris Income Plus Daily Flex, you must allocate your assets in accordance with the option below or Build Your Own Allocation:
10% Secure Value Account	Asset Allocation Portfolios
Up to 90% in one or more of the following Variable Portfolios:
Individually Managed Asset Allocation Portfolios:
SA American Funds Asset Allocation
SA Goldman Sachs Multi-Asset Insights
SA JPMorgan Diversified Balanced
SA Legg Mason Tactical Opportunities
SA MFS Total Return
SA PGI Asset Allocation
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Strategic Multi-Asset
Actively Managed Fund-of-Funds:
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
Index Fund-of-Funds Portfolios:
SA Global Index Allocation 90/10
SA Global Index Allocation 75/25
SA Global Index Allocation 60/40
SA Index Allocation 90/10
SA Index Allocation 80/20
SA Index Allocation 60/40
Volatility Control Portfolios:
SA American Funds VCP Managed Allocation
SA BlackRock VCP Global Multi Asset
SA Invesco VCP Equity-Income
SA PIMCO VCP Tactical Balanced
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
Fixed Income Portfolios
Goldman Sachs VIT Government Money Market Fund
PIMCO Total Return
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Immediate Index
SA Fixed Income Index
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government & Quality Bond
SA Wellington Real Return
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
* You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.
Build Your Own Allocation
You must allocate your assets in accordance with the following: 10% of your total Purchase Payments in the Secure Value Account. The remaining 90% of your total Purchase Payments must be allocated in the following Investment Groups:
FIXED INCOME PORTFOLIOS Investment Requirement Minimum 18% Maximum 90%
Money Market Portfolio:
Goldman Sachs VIT Government Money Market Fund
Core Fixed Income Portfolios:
PIMCO Total Return
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government & Quality Bond
SA Wellington Real Return
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
Fixed Accounts
1-Year Fixed (if available)

PRIMARY EQUITY AND ASSET ALLOCATION PORTFOLIOS Investment Requirement Minimum 0% Maximum 72%**
Global & International Portfolios:
SA Emerging Markets Equity Index
SA International Index
SA JPMorgan Global Equities
SA Morgan Stanley International Equities
Large Core Portfolios:
SA American Funds Growth-Income
SA Franklin U.S. Equity Smart Beta
SA Large Cap Index
SA MFS Massachusetts Investors Trust
SA Oppenheimer Main Street Large Cap
Large Value Portfolios:
Invesco V.I. Comstock
Invesco V.I. Growth and Income
Lord Abbett Growth and Income
SA Dogs of Wall Street
SA JPMorgan Equity-Income
SA Large Cap Value Index
SA Legg Mason BW Large Cap Value
Large Growth Portfolios:
Invesco V.I. American Franchise
SA AB Growth
SA American Funds Growth
SA Janus Focused Growth
SA Large Cap Growth Index
SA MFS Blue Chip Growth
SA Wellington Capital Appreciation
Small & Mid Cap Portfolios:
SA Mid Cap Index
SA Small Cap Index
Asset Allocation Portfolios:
Franklin Allocation VIP Fund
Franklin Income VIP Fund
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth

PRIMARY EQUITY AND ASSET ALLOCATION PORTFOLIOS - CONTINUED Investment Requirement Minimum 0% Maximum 72%**
SA American Funds Asset Allocation
SA Global Index Allocation 60/40
SA Global Index Allocation 75/25
SA Global Index Allocation 90/10
SA Goldman Sachs Multi-Asset Insights
SA Index Allocation 60/40
SA Index Allocation 80/20
SA Index Allocation 90/10
SA JPMorgan Diversified Balanced
SA Legg Mason Tactical Opportunities
SA MFS Total Return
SA PGI Asset Allocation
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Strategic Multi-Asset
Asset Allocation (Volatility Control Portfolios):
SA American Funds VCP Managed Allocation
SA BlackRock VCP Global Multi Asset
SA Invesco VCP Equity-Income
SA PIMCO VCP Tactical Balanced
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation

OTHER EQUITY AND SPECIALTY PORTFOLIOS Investment Requirement Minimum 0% Maximum 27%***
Small & Mid Cap Portfolios:
SA AB Small & Mid Cap Value
SA Franklin Small Company Value
SA Invesco Growth Opportunities
SA JPMorgan Mid-Cap Growth
SA WellsCap Aggressive Growth
Global & International Portfolios:
SA American Funds Global Growth
SA Fidelity Institutional AM® International Growth
SA JPMorgan Emerging Markets
SA Putnam International Growth and Income
SA Templeton Foreign Value
Specialty Portfolios:
PIMCO Emerging Markets Bond
SA Columbia Technology
SA Fidelity Institutional AM® Real Estate
SA PineBridge High-Yield Bond

*	You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.
**	You may invest up to a maximum of 36% in an individual Variable Portfolio within this Investment Group.
***	You may invest up to a maximum of 9% in an individual Variable Portfolio within this Investment Group.
How do my investment requirements impact my feature and contract?
Before you elect a Living Benefit, you should carefully consider whether the investment requirements associated with the Living Benefits meet your investment objectives and risk tolerance.
The investment requirements may reduce the need to rely on the guarantees provided by these Living Benefits because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company’s risk that the contract value will be reduced to zero before the Covered Person(s)’ death. Withdrawals taken while the contract value is greater than zero are withdrawals of the contract owner’s own money. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee. Please consult your financial representative regarding which Variable Portfolios are appropriate for the Living Benefit you elected.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options. The required allocation percentage to the Secure Value Account will not change for the life of your contract.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance, transfers, and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. Please see AUTOMATIC ASSET REBALANCING PROGRAM above.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Plus Flex?
The Lifetime Income offered by Polaris Income Plus Flex is calculated by considering the factors described below.
First,we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.
Second,we determine if the Anniversary Value is the Higher Anniversary Value. The Anniversary Value equals your contract value on any Benefit Year Anniversary.
Third,we determine the Income Base which initially is equal to the first Purchase Payment. The Income Base is increased by each Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Fourth,if you do not activate Lifetime Income before the 12th Benefit Anniversary, the guaranteed Minimum Income Base amount will be available in the Income Base calculation on the 12th Benefit Anniversary. Any withdrawals taken prior to activating Lifetime Income on or after the 12th Benefit Year Anniversary will proportionately reduce the Purchase Payments used to determine the Minimum Income Base. The Minimum Income Base amount is calculated as a percentage of Purchase Payments received during the first Benefit Year and a percentage of Purchase Payments received after the first Benefit Year. These percentages are provided above in the Glossary of Living Benefit Defined Terms. If you activate Lifetime Income before the 12th Benefit Year Anniversary, you will not be eligible to receive the increase to the Income Base.
Fifth,we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Purchase Payment. The Income Credit Base is increased by each Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Sixth, we determine the Income Credit.
The Income Credit amount is equal to the applicable Income Credit Percentage multiplied by the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. Prior to the Activation Date, if no withdrawals are taken during the Benefit Year, the Income Credit applied to the Income Base is not reduced.
On or after the Activation Date, the Income Credit Percentage is reduced but not eliminated in any Benefit Year in which cumulative withdrawals during the preceding Benefit Year are less than the applicable Income Credit Percentage.
Seventh, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors upon the Activation Date: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s); and 3) the Income Option elected. Additionally, if applicable to the Income Option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Higher Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable Maximum Annual Withdrawal Percentage, Protected Income Payment Percentage, and Income Credit Percentage. If you need another copy of the prospectus or Rate Sheet Supplement, please call us at the Annuity Service Center at (800) 445-7862. All Rate Sheet Supplements will be filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-201800.
Eighth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation Date, while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. Please see “What are the effects of withdrawals on Polaris Income Plus Flex?” below.
Please see APPENDIX D for detailed numerical examples of how your Living Benefit is calculated.
What are the factors used to calculate Polaris Income Plus Daily Flex?
The Lifetime Income offered by Polaris Income Plus Daily Flex is calculated by considering the factors described below.
First, we determine the Step-up Values which are values used to determine the Income Base. The initial Step-up Value is equal to the contract value. Then, on any day that the contract value is greater than the Income Base on that day, the Income Base is stepped up to that value. The Step-up Value is determined daily prior to the Activation Date.
Second, we determine the Income Base, which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received, and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Third, if you do not activate Lifetime Income before each Benefit Year Anniversary up to the 15th Benefit Year Anniversary, an annual Minimum Income Base Percentage of 5% will be applied to Purchase Payments received prior to that Benefit Year Anniversary. These percentages are provided above in the Glossary of Living Benefit Defined Terms. Further, any withdrawals taken prior to activating Lifetime Income will proportionately reduce the Purchase Payments used in the calculation of the Minimum Income Base.
Fourth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors upon the Activation Date: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s); and 3) the Income Option elected. Additionally, if applicable to the Income Option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Higher Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage. If you need another copy of the prospectus, please call us at the Annuity Service Center at (800) 445-7862. All Rate Sheet prospectus supplements will be filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-201800.
Fifth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation Date, while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Plus Daily Flex?” below.
Please see APPENDIX D for detailed numerical examples of how your Living Benefit is calculated.
How do increases to the Income Base and Income Credit Base work under Polaris Income Plus Flex?
On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the Higher Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. In addition, the Income Base will be at least the Minimum Income Base on the 12th Benefit Year Anniversary provided that Lifetime Income withdrawals have not begun before that anniversary.
On each Benefit Year Anniversary during the Income Credit Period, if the Income Base is increased to a Higher

Anniversary Value, the Income Credit Base is also automatically increased to that Higher Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Purchase Payments increase your Income Base and Income Credit Base at the time they are received. Since Higher Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value is higher on days other than the Benefit Year Anniversaries.
On or After Activation Date, the Maximum Annual Withdrawal Amount is recalculated each time there is an increase in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased.
How do increases to the Income Base work under Polaris Income Plus Daily Flex?
Prior to the Activation Date, the Income Base is increased daily to the Step-up Value and by subsequent Purchase Payments, if any.
Additionally, prior to the Benefit Year Anniversary, but during the Minimum Income Base period, the Income Base will be increased to at least the Minimum Income Base on the Benefit Year Anniversary as a specified percentage of the Purchase Payments.
On or after the Activation Date, the Income Base is increased only on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the Activation Date (“first look-back”) or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the Higher Step-up Value since the last Excess Withdrawal.
After the first look-back, the Income Base is increased only on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the last Benefit Year Anniversary. If one or more Excess Withdrawals have been taken in that Benefit Year, the Income Base is increased on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the last Excess Withdrawal.
What are the effects of withdrawals on Polaris Income Plus Flex?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of any withdrawals. If you activate Lifetime Income before the 12th Benefit Year Anniversary, your Income Base is not eligible to be at least the Minimum Income Base.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base and Income Credit Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
Additionally, any withdrawal taken will reduce the Income Credit (if applicable), and Purchase Payments used to calculate the Minimum Income Base. The reduction to the Income Credit Base will result in a lowered Income Credit amount being applied to the Income Base during the Income Credit Period. In addition, these withdrawals will not lock-in your Maximum Annual Withdrawal Percentage or Protected Income Payment Percentage, if applicable because your Lifetime Income withdrawals have not been activated.
On or after the Activation Date
Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base and Income Credit Base are $120,000, and your Maximum Annual Withdrawal Amount is $6,000. You request a withdrawal of $11,000. Your Income Base and Income Credit Base will be reduced to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/($106,000 - $6,000)]} = $114,000.
Excess Withdrawals reduce your Income Base and Income Credit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base and Income Credit Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount. In addition, you will not be eligible for an Income Credit, if applicable, in that Benefit Year.

When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. Please see ACCESS TO YOUR MONEY above and EXPENSES below.
What are the effects of withdrawals on Polaris Income Plus Daily Flex?
The Maximum Annual Withdrawal Amount, the Income Base and the Purchase Payment(s) used in the calculation of the Minimum Income Base may change over time as a result of the timing and amount of any withdrawals.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
Additionally, any withdrawal taken will reduce each Purchase Payment included in the calculation of the Minimum Income Base. The reduction to the Purchase Payment(s) will result in a lowered amount being applied to the Income Base during the Minimum Income Base Period. However, the Minimum Income Base will continue to increase during the Minimum Income Base Period prior to the Activation Date. Lastly, any withdrawals will not lock-in your Maximum Annual Withdrawal Percentage or Protected Income Payment Percentage, if applicable because your Lifetime Income withdrawals have not been activated.
On or after the Activation Date
Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base is $120,000, and your Maximum Annual Withdrawal Amount is $6,000. You request a withdrawal of $11,000. Your Income Base will be reduced to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/($106,000 - $6,000)]} = $114,000.
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
Minimum Income Base: If you activate Lifetime Income during the Minimum Income Base Period, the Minimum Income Base will no longer increase on the next Benefit Anniversary.
Look-back Periods: If you take one or more Excess Withdrawals in a Benefit Year, the Income Base may be increased on the Benefit Year Anniversary by looking back only to the Higher Step-up Value since the last Excess Withdrawal. This means that if you take an Excess Withdrawal, you lose the opportunity to lock in a potentially higher Step-up Value that may have occurred prior to that Excess Withdrawal during that Benefit Year.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. Please see ACCESS TO YOUR MONEY above and EXPENSES below.
How can I change my Income Option Election?
You may change your Income Option election on the Activation Date. If you change your Income Option election on the Activation Date, an annualized fee applies. Once Lifetime Income begins, you may not change your Income Option election.
What is the fee for Polaris Income Plus Flex and Polaris Income Plus Daily Flex?
The fee for Polaris Income Plus Flex and Polaris Income Plus Daily Flex is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. Please see APPENDIX B - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding the assessment of the fee. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. In addition, if you change your Income Option on the Activation Date, your annual fee will increase on the next Benefit Quarter Anniversary. Please see fee table below:
Polaris Income Plus Flex Fee
Polaris Income Plus Daily Flex Fee
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.25%	2.50%	0.60%	±0.40%
Two Covered Persons	1.25%	2.50%	0.60%	±0.40%
*	The quarterly fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4). If you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625% [(0.40% + 0.25%)/ 4] for the first Benefit Quarter immediately following the Activation Date.
If you change your Income Option election on the Activation Date, an annualized fee applies. The fee is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Activation Date:
Lifetime Income Option Change Fee*	0.25%
*	The fee is deducted quarterly, and the quarterly fee rate is 0.0625% (0.25%/4). The sum of the Living Benefit feature fee rate and Lifetime Income Option Change fee rate cannot exceed the Maximum Annual Fee Rate stated in the table above.
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract. Please see APPENDIX C — FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME PLUS FLEX AND POLARIS INCOME PLUS DAILY FLEX FEE.
For Polaris Income Plus Flex, an increase in the Income Base due to an addition of an Income Credit, attaining a new Higher Anniversary Value or an addition of subsequent Purchase Payments will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit because the Income Credit may increase the Income Base. When taking Lifetime Income, the Income Credit will be reduced by the Maximum Annual Withdrawal Amount and may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether you activate Lifetime Income.
For Polaris Income Plus Daily Flex, an increase in the Income Base due to attaining a new Step-up Value or an addition of subsequent Purchase Payment(s) will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
Prior to the Activation Date,
If the contract value is reduced to zero due to a withdrawal, but the Income Base is greater than zero, the contract will be terminated including any optional benefits and features.
On or after the Activation Date,
if the contract value is reduced to zero, but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, Excess Withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.
In addition, for Polaris Income Plus Flex, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.	The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.	Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.
Please refer to the Rate Sheet Supplement for the Maximum Annual Withdrawal Percentages, Protected Income Payment Percentages, and Income Credit Percentage applicable to your Living Benefit.

Additional important information
applicable to all optional living benefits

When and how may I elect a Living Benefit?
You may elect a Living Benefit at the time of contract issue (the “Benefit Effective Date”). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the “Covered Person(s).” If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, Covered Person(s) must meet the minimum and maximum age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons.

The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.
Polaris Income Plus Flex and Polaris Income Plus Daily Flex:
Number of Owners	Covered Person
	Minimum Age(1)	Maximum Age(2)
One Owner	45	80
Joint Owners(3)	45	80
(1)	Minimum Age must be met by any Covered Person(s) as of the Contract Issue Date.
(2)	Maximum Age cannot be exceeded by any Covered Person(s) as of the date added.
(3)	Joint Owners may choose which of the two Owners will be the Covered Person. The Beneficiary’s age is not considered in determining the maximum issue age of the second Covered Person.
What are the allowable changes to Covered Person(s) prior to the Activation Date?
You may make changes to your Covered Person(s) prior to the Activation Date for specific Life Change Events as defined below by submitting the appropriate Covered Person(s) Change form. Note: Any Covered Person being added must meet the above minimum and maximum age requirements.
•	Marriage – If there is one Covered Person, you may add your spouse as the second Covered Person;
•	Divorce – If there are two Covered Persons, you may remove one of the Covered Persons as a result of divorce;
•	Death – Upon the death of one of the Covered Persons, you may remove the deceased Covered Person.
What are the allowable changes to Covered Person(s) on the Activation Date?
Number of Owners and Covered Persons	Allowed Changes to Covered Person(s) on the Activation Date
Single Owned Contract & One Covered Person	Add Spouse as the second Covered Person
Single Owned Contract & Two Covered Persons(1)	Remove or Change the second Covered Person who is not the Single Owner
Jointly Owned Contract & One Covered Person	Add Joint Owner as the second Covered Person
Jointly Owned Contract & Two Covered Persons(1)	Remove or Change either Covered Person
(1)	You must keep at least one of the original Covered Person(s) if requesting to remove or change either Covered Person. Note: If a second Covered Person or if one of the original Covered Person(s) is changed, Covered Person(s) must meet the above minimum and maximum age requirements.
Your Lifetime Income will change as a result of removing or adding a Covered Person(s).
If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
Prior to the Activation Date, Required Minimum Distributions (“RMD”) will proportionately reduce the Income Base, Income Credit Base, if applicable, and the Purchase Payments used to calculate the Minimum Income Base.
On or after the Activation Date, as the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Plus Flex?”and“What are the effects of withdrawals on Polaris Income Plus Daily Flex?”above.
Any withdrawal taken before you activate Lifetime Income (including RMDs) will result in a reduction of the amount of future withdrawals of the Maximum Annual Withdrawal Amount (MAWA).
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
If you turned age 70 ½ on or after January 1, 2020, the age at which you must begin taking RMDs is 72. If you turned age 70 ½ before January 1, 2020, the age at which you must begin taking RMDs is 70 ½.
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.

If you have elected Polaris Income Plus Flex and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than the applicable Income Credit Percentage, an Income Credit equal to the difference between the RMD and the Income Credit Percentage will be included in determining any Income Base increase in that Benefit Year. If the RMD amount is greater than the Income Credit Percentage, no Income Credit will be included in the calculation of the Income Base. Please refer to the Rate Sheet Supplement for the Income Credit Percentage applicable to your Living Benefit.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person and if the contract value is greater than zero?
Prior to the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract and the Living Benefit as a new single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract and the Living Benefit as the current single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
On or after the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, without the Living Benefit.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: At any time, if, the contract value goes to zero due to a withdrawal, the Spousal Beneficiary cannot continue the contract.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons and if the contract value is greater than zero?
Prior to the Activation Date, upon death of the first of the two Covered Persons, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract as a single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
Note: Prior to the Activation Date, if the contract value goes to zero due to a withdrawal, the Living Benefit and the contract terminate, and the Spousal Beneficiary cannot continue the contract.
On or after the Activation Date, upon the first of the two Covered Person’s death, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: On or after the Activation Date, if the contract value goes to zero due to: a) a withdrawal taken within the parameters of the Living Benefit, the Spousal Beneficiary can continue the Living Benefit as the surviving Covered Person with the current Protected Income Payment for their lifetime or b) an Excess Withdrawal, the Living Benefit and contract will terminate, and the Spousal Beneficiary cannot continue the contract.
The components of the Living Benefit in effect at the time of Spousal Continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person on the

Activation Date. If Lifetime Income was not activated prior to the Spousal Continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person on the Activation Date. Please see “How does Polaris Income Plus Flex work?” and “How does Polaris Income Plus Daily Flex work?” above.
For Polaris Income Plus Flex only
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Higher Anniversary Values or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero. The Continuing Spouse is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if Lifetime Income was not activated during the first 12 Benefit Years following the Benefit Effective Date.
For Polaris Income Plus Daily Flex only
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Step-up Values and the Continuing Spouse will also be eligible to receive the Minimum Income Base on Benefit Year Anniversaries during the Minimum Income Base period if Lifetime Income was not activated during the Minimum Income Base period. On or after the Activation Date, the Continuing Spouse is no longer eligible for any further adjustments to the Minimum Income Base.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit. Please see DEATH BENEFITS below.
What happens to my Living Benefit upon the Latest Annuity Date?
On the Latest Annuity Date, if the contract value is greater than zero, You must select one of the following options:
1.	Annuitize by selecting from choices a. or b. below:
a.	elect to begin one of the Annuity Income Payment Options set forth in Your Contract. If you choose this option, We will apply the contract value to provide annuity income payments under the contract’s annuity provisions as described under ANNUITY INCOME OPTIONS; or
b.	elect to receive Lifetime Income under Your Living Benefit option by means of an Annuitization while any of the last named Covered Person(s) is living. If You have already activated Lifetime Income under the Living Benefit, You will continue to receive Lifetime
Income by means of an Annuitization as described below. If you have not yet activated Lifetime Income, you may activate Lifetime Income by means of an Annuitization as described under ANNUITY INCOME OPTIONS; or
2.	Fully surrender your Contract
Note: Under 1b) upon annuitization you will receive the applicable Maximum Annual Withdrawal Amount for a fixed period while you are alive. The fixed period is determined by dividing the contract value as of the Latest Annuity Date by the Maximum Annual Withdrawal Amount. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by then applicable Protected Income Payment Percentage, paid until the death(s) of all Covered Person(s). The amount of each such payment will equal the Protected Income Payment amount divided according to the payment frequency you selected.
An election under option 1 above converts Your contract value or Lifetime Income amount to an Annuitization payable through a series of payments as described above. Once the selected Annuitization begins, all other benefits under Your Contract, will be terminated, transfers may no longer be made, a death benefit is no longer payable, and the Living Benefit Fee will no longer be deducted. If You do not select an option listed above by the Latest Annuity Date, We will automatically begin making Lifetime Income payments, which would equal to the Maximum Annual Withdrawal Amount as long as the contract value is greater than zero, or the Protected Income Payment if the contract value goes to zero, in accordance with option 1b) above, divided equally and paid on a monthly frequency until the death(s) of all of the last named Covered Person(s).
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-5	5th Benefit Year Anniversary
Years 5+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefits will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Plus Flex or Polaris Income Plus Daily Flex?
Amounts allocated to the Secure Value Account will be automatically transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the Living Benefit. Amounts transferred from the Secure Value Account into a money market portfolio will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center. Please see APPENDIX B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding amounts allocated to the Secure Value Account and Automatic Asset Allocation Rebalancing Program upon cancellation of any Living Benefit.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit and Lifetime Income will automatically be cancelled upon the occurrence of one of the following:
(i)	Annuitization of the contract; or
(ii)	Termination or surrender of the contract; or
(iii)	A death benefit is paid resulting in the contract being terminated; or
(iv)	Any withdrawal prior to the Activation Date that reduces the Contract Value to zero; or
(v)	On or after the Activation Date, any Excess Withdrawal that reduces the contract value and Income Base to zero; or
(vi)	Death of the Covered Person, if only one is elected after Lifetime Income has been activated; or, if two Covered Persons are elected, death of the surviving Covered Person; or
(vii)	A change that removes all of the original Covered Persons from the contract; or
(viii)	A Change of the Owner or Assignment; or
(ix)	You elect to cancel Your Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.

Death Benefits

You must elect one of the death benefit options at the time you purchase your contract. Some options are available for an additional fee, as described later in this section. Once elected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.
Certain death benefit options are either no longer offered or have changed since first being offered. If your contract was issued between May 1, 2017 and September 8, 2019 please see Appendix I for details regarding those death benefit options. If your contract was issued prior to May 1, 2017, please see Appendix F for details regarding those death benefit options.
We do not pay a death benefit if:
•	your contract value is reduced to zero; or
•	you die after you begin the Income Phase. Your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. Please see ANNUITY INCOME OPTIONS.
We pay a death benefit to your Beneficiary(ies) if you die during the Accumulation Phase. The death benefit will become payable upon death of the following individual.
Owner	Payable Upon Death of
Natural persons	Owner (or first to die, if jointly owned)
Non-natural person (e.g. Trust)	Annuitant
Beneficiary Designation
You must notify us in writing of the Beneficiary(ies) who will receive any death benefit payments under your contract. You may change the Beneficiary at any time, unless otherwise specified below.

•	If your contract is jointly owned, the surviving joint Owner must be the sole primary Beneficiary. Any other individual you designate as Beneficiary will be the contingent Beneficiary.
•	If the Owner is a non-natural person then joint Annuitants, if any, shall be each other’s sole primary Beneficiary, except when the Owner is a charitable remainder trust.
•	If the Owner is a trust, whether as an agent for a natural person or otherwise, you should consult with your tax and/or legal adviser to determine whether this contract is an appropriate trust investment.
Death Benefit Processing
We process death benefit requests when we receive all required documentation, including satisfactory proof of death, in Good Order, at the Annuity Service Center.
Satisfactory proof of death includes, but may not be limited to:
(1)	A certified copy of the death certificate; or
(2)	A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
(3)	A written statement by a medical doctor who attended the deceased at the time of death.
When Death Benefits are Calculated
•	All death benefit calculations are made as of the day required documentation is received in Good Order at the Annuity Service Center before Market Close. If the death benefit request is received after Market Close, the death benefit calculation will be made as of the next NYSE business day.
If we are unable to process a death claim at the time we receive notification of the death and/or required documentation is not in Good Order, the Beneficiary may transfer the entire contract value to a money market or similar portfolio by contacting the Annuity Service Center. If there are multiple Beneficiaries, they must all agree to the transfer.
If we receive notification of your death before any previously requested transaction is completed (including systematic transfer and withdrawal programs), we will cancel the previously requested transaction.
For contracts in which the aggregate of all Purchase Payments in contracts issued by VALIC, AGL and/or US Life to the same Owner/Annuitant are in excess of the Purchase Payments Limit, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.
Death Benefit Settlement Options
Your Beneficiary must elect one of the following settlement options within 60 days of providing required documentation, including satisfactory proof of death, in Good Order.
•	Lump sum payment; or
•	Annuity Income Option; or
•	Continue the contract as the spousal Beneficiary, or under a Beneficiary continuation option; or
•	Payment option that is mutually agreeable between you and us
After 60 days, if no election is made by the Beneficiary, we may pay a lump sum death benefit by check to the Beneficiary’s address of record, unless otherwise required by state law.
In general, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary’s life expectancy or a shorter period. Payments associated with such election must begin within one year of death. Federal tax law may limit the Beneficiary’s death benefit and payout options available after your death. Please see ANNUITY INCOME OPTIONS.
Beneficiary Continuation Programs
Please consult a tax adviser regarding tax implications about your particular circumstances if you are considering a Beneficiary Continuation option.
Extended Legacy Program
The Beneficiary to an existing contract issued by the Company may elect the Extended Legacy Program. This program may not be elected in conjunction with any other settlement option.
Upon election of the Extended Legacy Program:
•	The contract continues in Owner’s name for the benefit of the Beneficiary who elected the Extended Legacy Program.
•	The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges.
•	The Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.
Upon election of the Extended Legacy Program, the beneficiary may choose to receive the death benefit under (1) a 5-year settlement option or (2) in the form of withdrawals for a longer period of time:
Under the 5-year settlement option, the Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed no later than five years from the date of death of the Owner of the contract.
Note: If an IRA Owner died prior to January 1, 2020, the 5-year settlement option is not available if the date of the Owner's death occurred after the required beginning date for distributions.
If the beneficiary elects to take the death benefit in the form of withdrawals over a longer period of time:
•	Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary’s life expectancy as determined in the calendar year after the Owner’s death, with the flexibility to withdraw more than the IRS required minimum distribution.
•	Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31 of the year following the year of death for IRAs.
Note: for IRAs, if the Owner’s death occurred on or after January 1, 2020, choosing to receive the death benefit in the form of withdrawals for a longer period of time is only available for a Spousal Beneficiary. Non-Spousal Beneficiaries may instead elect the 5-year settlement option, if available.
Also note that the CARES Act provides for a waiver of the IRS required minimum distributions in 2020 for Beneficiaries required to take minimum distributions.
If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required documentation in Good Order, we will increase the contract value by the amount which the death benefit exceed contract value.
We will process an Extended Legacy election as of the date we receive the following in Good Order at the Annuity Service Center:
•	Death Claim form electing Extended Legacy Program; and
•	Satisfactory proof of death of the original Owner.
Upon the Beneficiary’s request to our Annuity Service Center, we will provide a prospectus and Extended Legacy Guide, with important information including expenses, investment options and administrative features. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased.
Restrictions on Extended Legacy Program
•	The Extended Legacy Program cannot be elected with rollover contracts from other companies.
•	No Purchase Payments are permitted.
•	Living Benefits and Death Benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted.
•	In the event of the Beneficiary’s death, any remaining contract value will be paid to the person(s) named by the Beneficiary.
•	The contract may not be assigned and ownership may not be changed or jointly owned.
•	Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment.
Expenses
We will charge the Beneficiary an annual Separate Account Charge of 1.15%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios.
Investment Options
•	The Beneficiary may transfer funds among the available Variable Portfolios;
•	Variable Portfolios may differ from those available to the original Owner; and
•	Variable Portfolios may be of a different share class subject to higher 12b-1 fees.
Inherited Account Program
The Inherited Account Program, if available, can allow a Beneficiary of another company’s annuity contract to transfer their inherited Non-Qualified deferred annuity or certain Beneficiaries to transfer their inherited IRA to fund a new contract issued by the Company.
•	The Beneficiary of the transferred contract becomes the Owner (as the Beneficiary of the deceased) of the contract issued by us.
•	The Internal Revenue Code requires minimum distributions from inherited IRAs and inherited Non-Qualified annuity contracts.
•	Once the contract is issued, a systematic withdrawal program must be established and cannot be terminated.
•	Upon your death, your designated Beneficiary will receive the Contract Value death benefit, unless you elect an optional death benefit at contract issue, for an additional fee.

We will process an Inherited Account election as of the date we receive the following at the Annuity Service Center:
•	Inherited Account and Required Minimum Distribution Election Form; and
•	New contract application

Restrictions on Inherited Account Program
•	No Purchase Payments are permitted after the contract has been issued.
•	Optional Living Benefits cannot be elected under the Inherited Account Program.
•	The contract may not be assigned and ownership may not be changed or jointly owned.
Expenses
The contract issued is subject to the same fees and charges applicable to any Owner of the contract, including withdrawal charges if applicable.
Investment Options
All Variable Portfolios and available Fixed Accounts offered by the contract are available for investment. You may transfer funds among the investment options.
Death Benefit Defined Terms
The term “Net Purchase Payment” is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.
We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.
The term “Withdrawal Adjustment” is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. Any withdrawal taken prior to the Activation Date reduces the death benefit proportionately by the percentage by which each withdrawal reduced the contract value. Any withdrawal taken on or after the Activation Date reduces the death benefit as follows:
•	If cumulative Lifetime Income withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each Lifetime Income withdrawal.
•	If cumulative Lifetime Income withdrawals for the current contract year are taken prior to your 81st birthday and are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount (Excess Withdrawal) by the percentage by which the Excess Withdrawal reduced the resulting contract value.
•	Any Lifetime Income withdrawal taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which each Lifetime Income withdrawal reduced the contract value.
The term “withdrawals” as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.
Please note: The death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday. Please see ALLOCATION OF PURCHASE PAYMENTS for more information on Purchase Payment restrictions.
Death Benefit Options
Contract Value Death Benefit
The Contract Value death benefit is equal to the contract value on the business day during which we receive all required documentation.
The following Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit are calculated differently depending on whether you have also elected one of the Living Benefits described above.
Depending on the broker-dealer with which your financial representative is affiliated, in order to purchase your contract, you may be required to elect the Return of Purchase Payment death benefit or the Maximum Anniversary Value death benefit. Please note that not all Death Benefit options may be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and additional restrictions.
Return of Purchase Payment Death Benefit
For an additional fee, you may elect the Return of Purchase Payment death benefit described below which can provide greater protection for your beneficiaries. You may only elect the Return of Purchase Payment death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The annualized fee for the Return of Purchase Payment death benefit is 0.15% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Return of Purchase Payment death benefit can only be elected prior to your 86th birthday.
The following describes the Return of Purchase Payment death benefit without election of a Living Benefit:
The death benefit is the greater of:
1.	Contract value; or
2.	Net Purchase Payments.

The following describes the Return of Purchase Payment death benefit with election of a Living Benefit:
The death benefit is the greater of:
1.	Contract value; or
2.	Purchase Payments reduced by:
a.	any Withdrawal Adjustments, as defined above, if the Living Benefit has not been terminated; or
b.	any Withdrawal Adjustments, as defined above, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
Maximum Anniversary Value Death Benefit
For an additional fee, you may elect the Maximum Anniversary Value death benefit described below which can provide greater protection for your Beneficiaries. You may only elect the Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the Maximum Anniversary Value death benefit is 0.40% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 81st birthday.
The Maximum Anniversary death benefit may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and additional restrictions.
The following describes the Maximum Anniversary Value death benefit without election of a Living Benefit:
The death benefit is the greatest of:
1.	Contract value; or
2.	Net Purchase Payments; or
3.	Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.
The following describes the Maximum Anniversary Value death benefit with election of a Living Benefit:
The death benefit is the greatest of:
1.	Contract value; or
2.	Purchase Payments reduced by:
a.	any Withdrawal Adjustments, if the Living Benefit has not been terminated; or
b.	any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated; or
3.	Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death and reduced by:
a.	any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or
b.	any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
The anniversary value for any year is equal to the contract value on the applicable anniversary.
Spousal Continuation
The Continuing Spouse may elect to continue the contract after your death. A spousal continuation can only take place once, upon the death of the original Owner of the contract.
Upon election of Spousal Continuation:
•	Generally, the contract, its benefits and elected features, if any, remain the same.
•	Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. Please see EXPENSES.
•	Continuing Spouse may not terminate the Return of Purchase Payment or the Maximum Anniversary Value death benefit if elected at contract issue.
•	Continuing Spouse will be subject to the investment risk of Variable Portfolios, as was the original Owner.
Non-spousal joint Owners (including Domestic Partners) are not eligible for spousal continuation, under current tax law.
Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date (“Continuation Contribution”), if any. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse’s death.

We will process a spousal continuation as of the date we receive the following at the Annuity Service Center:
•	Death Claim form; and
•	Satisfactory proof of death of the original Owner.
We will add any Continuation Contribution as of the date we receive both the Continuing Spouse’s written request to continue the contract and satisfactory proof of death of the original Owner (“Continuation Date”) at the Annuity Service Center.
The age of the Continuing Spouse on the Continuation Date will be used to determine any future death benefits under the contract. If you elected the Return of Purchase Payment or the Maximum Anniversary Value death benefit, the death benefit payable upon the Continuing Spouse’s death would differ depending on the Continuing Spouse’s age on the Continuation Date. Please see Appendix E – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION for a discussion of the death benefit calculations upon a Continuing Spouse’s death.
Please see APPENDIX I – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION BETWEEN MAY 1, 2017 and SEPTEMBER 8, 2019 for a discussion of the death benefit calculations upon a Continuing Spouse’s death.
Please see APPENDIX F – DEATH BENEFITS AND SPOUSAL CONTINUATION DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2017 for details regarding those benefits.
Please see OPTIONAL LIVING BENEFITS above for information on the effect of Spousal Continuation on these benefits.

Expenses

We may deduct the following fees and expenses if applicable from your contract, as described later in this section.
•	Separate Account Charges
•	Withdrawal Charges
•	Underlying Fund Expenses
•	Contract Maintenance Fee
•	Transfer Fee
•	Optional Living Benefit Fee
•	Optional Death Benefit Fee
Fees and expenses associated with your contract reduce your investment return. Before purchasing this contract, you should consider the effect of fees and expenses on your investment. You should fully discuss this decision with your financial representative. We will not increase certain contract fees, such as the Separate Account Charge or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. Please see APPENDIX B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific expenses.
We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment advisor and/or subadvisors (or affiliates thereof). Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.
Separate Account Charges	1.15%

(annualized charge as a percentage of the average daily ending net asset value allocated to Variable Portfolios)
The Separate Account charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.
Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract. There may not necessarily be a relationship between the administrative charge imposed under the contract and the amount of expenses that may be attributable to the contract.
If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% of the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
Withdrawal Charges
The contract provides a penalty-free withdrawal amount every contract year. Please see ACCESS TO YOUR MONEY above. You may incur a withdrawal charge if you take a withdrawal in excess of the penalty-free withdrawal amount and/or if you fully surrender your contract.

Withdrawal Charges reimburse us for the cost of contract sales, expenses associated with issuing your contract and other acquisition expenses.
We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 7 complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedule is as follows:
Withdrawal Charge Schedule
Years Since Purchase Payment Receipt	1	2	3	4	5	6	7	8+
Withdrawal Charge	8%	7%	6%	5%	4%	3%	2%	0%
When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest, which means the Purchase Payments that have the lowest Withdrawal Charge percentages. However, for tax purposes, per IRS requirements, your withdrawals are considered as coming first from taxable earnings, then from Purchase Payments, which are not taxable if your contract is Non-Qualified. Please see ACCESS TO YOUR MONEY above.
If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.
We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.
Withdrawals made prior to age 59½ may result in tax penalties. Please see TAXES below.
Underlying Fund Expenses
Investment Management Fees
Investment management fees are set by the Underlying Funds’ own board of directors, and may vary. These fees are not fixed or specified in your annuity contract.
Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each purchased Variable Portfolio share reflects the investment management fees and other expenses of the corresponding Underlying Funds. If you invest in a Master Fund, as identified under INVESTMENT OPTIONS above, the Accumulation Unit value will also reflect the investment management fee and other expenses of the corresponding Master Fund.
12b-1 Fees
Certain Underlying Funds available in this product, including the Feeder Funds, assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.
There is an annualized 0.25% fee applicable to Class 3 shares of Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust, Class 2 shares of Franklin Templeton Variable Insurance Products Trust, Series II shares of AIM Invesco Insurance Funds (Invesco Variable Insurance Funds), Advisory Class Shares of PIMCO Variable Insurance Trust, and Class Service shares of Goldman Sachs Variable Insurance Trust. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.
The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract Owners who are indirect beneficial Owners of these shares and for maintaining contract Owner accounts.
There are deductions from and expenses paid out of the assets of each Underlying Fund. Detailed information about these deductions and expenses can be found in the prospectuses for the Underlying Funds.
Contract Maintenance Fee
During the Accumulation Phase, we deduct a contract maintenance fee of $50 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.
If your contract value is $75,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.
Please see APPENDIX B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for the state-specific Contract Maintenance Fee.
Transfer Fee
After 15 Transfers	$25

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.
In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.

Optional Living Benefit Fees
The Living Benefit fees will be calculated as a percentage of the Income Base for all years in which the Living Benefits are in effect. The Living Benefit fee is charged and received by the Company in consideration of the Living Benefit guarantees provided to you.
The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the value in the Secure Value Account, which in total equals the amount of the fee. If your contract value is reduced to zero before the Living Benefit has been cancelled, the fee will no longer be assessed.
We will not assess a quarterly fee if you annuitize your contract or if a death benefit is paid before the end of the Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
Polaris Income Plus Flex Fee
Polaris Income Plus Daily Flex Fee
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.25%	2.50%	0.60%	±0.40%
Two Covered Persons	1.25%	2.50%	0.60%	±0.40%
*	The fee rate can decrease or increase no more than 0.10% each quarter (0.40%/ 4). If you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625% [(0.40% + 0.25%)/ 4] for the first Benefit Quarter immediately following the Activation Date.
If you change your Income Option election on the Activation Date, an annualized fee applies. The fee is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Activation Date:
Lifetime Income Option Change Fee*	0.25%
*	The fee is deducted quarterly, and the quarterly fee rate is 0.0625% (0.25%/4). The sum of the Living Benefit feature fee rate and Lifetime Income Option Change fee rate cannot exceed the Maximum Annual Fee Rate stated in the table above.
The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in VIX. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above.
Any fee adjustment is based on a non-discretionary formula tied to the VIX. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above.
Please see APPENDIX B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding the assessment of the fee.
Please see APPENDIX C — FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME PLUS FLEX AND POLARIS INCOME PLUS DAILY FLEX FEE.
If your contract was issued prior to April 30, 2020, please see APPENDIX G — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO APRIL 30, 2020, for applicable fees.
Return of Purchase Payment Death Benefit Fee
If you elect the Return of Purchase Payment death benefit, the annualized fee is 0.15% of the average daily ending net asset value allocated to the Variable Portfolio(s).
Maximum Anniversary Value Death Benefit Fee
If you elect the Maximum Anniversary Value death benefit, the fee is 0.40% of the average daily ending net asset value allocated to the Variable Portfolio(s).
Premium Tax
Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. Please see Appendix B - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.
Income Taxes
We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

Reduction or Elimination of Fees, Expenses and Additional Amounts Credited
Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.
The Company may make such a determination regarding sales to its employees, its affiliates’ employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company’s and its affiliates’ variable contracts, and the agents’ and registered representatives’ immediate family members; (3) trustees of mutual funds offered in the Company’s and its affiliates’ variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be 6.00% of the initial Purchase Payment.
Certain broker-dealers may limit crediting this additional amount to employees only.

Payments in connection with distribution of the contract

Payments We Make
The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended.
Commissions. Registered representatives of broker-dealers (“selling firms”) licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 6.25% of each Purchase Payment you invest. Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.00% of contract value annually for the life of the contract.
The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program.
Additional Payments. VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC’s general overhead and are not charged back to employers, group employee benefit plans or plan participants.
In addition, the Company and AIG Capital Services, Inc., the distributor, may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. Please see EXPENSES above.
Payments We Receive
We and our affiliates may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisors, subadvisors and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that pay us higher amounts. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.
We and our affiliates generally receive three kinds of payments described below.
Rule 12b-1 or Service Fees. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds, including the Feeder Funds that are attributable to the contract and to certain other variable insurance products that we and our affiliates issue. Rule 12b-1 fees and service fees paid out of

Underlying Fund assets will reduce the amount of assets that otherwise would be available for investment, and reduce the Underlying Fund’s investment return. The dollar amount of asset-based payments we receive from the Underlying Funds is not set and will fluctuate over time depending on the Underlying Funds’ net asset value and the amount of assets invested.
Administrative, Marketing and Support Service Fees. We receive compensation of up to 0.525% annually based on assets under management from certain Trusts’ investment advisors, subadvisors and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the profits the investment advisor realizes on the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. The payments we receive are generally based on assets under management from certain Trusts’ investment advisors or their affiliates and vary by Trust. Some investment advisers, subadvisors and/or distributors (or affiliates thereof) pay us more than others. The amount may be significant. Such amounts received from SAAMCo are not expected to exceed 0.50% annually based on assets under management.
Other Payments. Certain investment advisors, subadvisors and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisors, subadvisors and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the advisor’s, subadvisor’s or distributor’s participation.
In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisors, subadvisors and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

Annuity Income Options

The Income Phase
What is the Income Phase?
During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as “annuitizing” your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.
Beginning the Income Phase is an important event. You have different options available to you. You should discuss your options with your financial representative and/or tax adviser so that together you may make the best decision for your particular circumstances.
When does the Income Phase begin?
Generally, you can annuitize your contract any time after your second contract anniversary (“Annuity Date”) and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.
If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner’s date of birth. Your Latest Annuity Date is defined as the first NYSE business day of the month following your 95th birthday.
How do I elect to begin the Income Phase?
You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.
What is the impact on the living and death benefits if I annuitize?
If you annuitize, you may choose to take annuity income payments or withdrawals under your Living Benefit. Prior to annuitizing, you should seek advice on whether taking annuity income payments under the contract or guaranteed withdrawals under a Living Benefit are more advantageous to you. Upon annuitizing the contract, the death benefit will terminate. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under the Living Benefit, you will receive your Protected Income Payment under the Living Benefit. Please see OPTIONAL LIVING BENEFITS and DEATH BENEFITS above.
Annuity Income Options
You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.
We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.
If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.
If you elect a lifetime based annuity income option without a guaranteed period, your annuity income payments depend on longevity only. That means that you may potentially not live long enough to receive an annuity income payment. If you die before the first annuity income payment, no annuity income payments will be made. For Qualified contracts, annuity income options may be limited to a 10 year guarantee.
Annuity Income Option 1 – Life Income Annuity
This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.
Annuity Income Option 2 – Joint and Survivor Life Income Annuity
This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies. For Qualified contracts, under certain circumstances, the survivor’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 3 – Joint and Survivor Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract. For Qualified contracts, annuity income options may be limited to a 10 year guarantee. Additionally, a guarantee of payments greater than 10 years may not be available to all Beneficiaries. Under certain circumstances, the survivor's annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 4 – Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. For Qualified contracts, annuity income options may be limited to a 10 year guarantee. Additionally, a guarantee of payments greater than 10 years may not be available to all Beneficiaries.
Annuity Income Option 5 – Income for a Specified Period
This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If your contract is a Qualified contract, a guaranteed period of greater than 10 years may not be available. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments for more than 10 years may not be available to all Beneficiaries. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. Upon your request, the contract may be commuted if a period certain annuitization income option has been elected. The amount available upon such redemption would be the discounted present value of any remaining guaranteed annuity income payments that would reflect the fluctuating trading costs for liquidating the securities in place to pay for these contractual obligations. The detrimental impact depends on the nature of the securities (and which may include short-term, medium term, and/or long-term investments) resulting in varying losses to the Company.
The value of an Annuity Unit, regardless of the option chosen, takes into account Separate Account Charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.
Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.
Please see OPTIONAL LIVING BENEFITS above for annuity income options available under the Living Benefits.
Fixed or Variable Annuity Income Payments
You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed and may fluctuate as described under ANNUITY INCOME PAYMENTS below.
Annuity Income Payments
We make annuity income payments on a monthly, quarterly, semi-annual or annual basis as elected by you. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.
If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:
•	for life income options, your age when annuity income payments begin; and
•	the contract value attributable to the Variable Portfolios on the Annuity Date; and
•	the 3.5% assumed investment rate used in the annuity table for the contract; and
•	the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.
If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.
The value of fixed annuity income payments, if elected, will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate (“AIR”) of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.
Deferment of Payments
We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. Please see ACCESS TO YOUR
MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

Taxes

The Federal income tax treatment of annuity contracts or retirement plans/programs is complex and sometimes uncertain. The discussion below is intended for general informational purposes only and does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your contract.
Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“IRC”), Treasury Regulations and applicable Internal Revenue Service (“IRS”) guidance to your individual situation.
Refer to the Statement of Additional Information for further details.
Annuity Contracts in General
The IRC provides for special rules regarding the tax treatment of annuity contracts.
•	Generally, taxes on the earnings in your annuity contract are deferred until you take the money out.
•	Qualified contracts that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account.
•	Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.
Non-Qualified Contract
If you do not purchase your contract under an employer-sponsored retirement plan/arrangement, or an Individual Retirement Account or Individual Retirement Annuity (“IRA”), including a Roth IRA, your contract is referred to as a Non-Qualified contract.
Qualified Contract
If you purchase your contract under an employer-sponsored retirement plan/arrangement or an Individual Retirement Account or Individual Retirement Annuity (“IRA”), including Roth IRA, your contract is referred to as a Qualified contract.
Employer-sponsored plans/arrangements include:
•	Tax-Sheltered Annuities (also referred to as 403(b) annuities)

•	Plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans)
•	Pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans
If you are purchasing the contract as an investment vehicle for a trust under a Qualified contract, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself.
In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through Living Benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.
On December 20, 2019, the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation. The SECURE Act includes many provisions affecting Qualified Contracts, some of which became effective upon enactment or on January 1, 2020, and certain provisions were retroactively effective. Some of the provisions effective January 1, 2020 include:
•	an increase in the age at which required minimum distributions (RMDs) generally must commence, to age 72, for those born on or after July 1, 1949, from the previous age of 70 ½;
•	new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner (when the death occurs on or after January 1, 2020);
•	elimination of the age 70 ½ restriction on traditional IRA contributions for tax years beginning 2020 (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70 ½ IRA contributions);
•	a new exception to the 10% additional tax on early distributions, for the qualified birth or adoption of a child, which also became an allowable plan distribution event; and,
•	reduction of the earliest permissible age for in-service distributions from pension plans and certain Section 457 plans to 59 ½.
The foregoing is not an exhaustive list. The SECURE Act included many additional provisions affecting Qualified Contracts.
On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security (CARES) Act, was signed into law and provides greater access to assets held in tax-qualified retirement plans and IRAs.  The relief provided in the Act includes, but is not limited to:
•	Expanding distribution and loan (including loan repayment) rules for certain retirement accounts in employer plans and IRAs, for qualifying distributions;
•	Waiver of the 10% additional tax for qualifying coronavirus related distributions taken from January 1, 2020 through December 31, 2020, if they are considered early distributions (generally, distributions taken prior to age 59 ½); and,
•	Providing a temporary waiver of required minimum distributions from qualifying retirement plans and IRAs due to be taken in 2020.
Some provisions in the Act are subject to the terms of an employer’s retirement plan and may not be available with your annuity.
Tax Treatment of Purchase Payments
Non-Qualified Contract
In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the Purchase Payments you contributed in your Non-Qualified contract.
Qualified Contract
Typically, for employer sponsored plans/arrangements and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments contributed to your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.
Qualified Contract—Tax-Sheltered Annuity (403(b))
On July 26, 2007, the Treasury Department published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) annuities. You may wish to discuss the regulations and/or the general information above with your tax adviser.
Tax Treatment of Distributions
Distributions from Non-Qualified Contracts
Federal tax rules generally require that all Non-Qualified contracts issued by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.
The taxable portion of any withdrawals, whether annuity income payment or other withdrawal, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:
•	after attaining age 59½;
•	when paid to your Beneficiary after you die;
•	after you become disabled (as defined in the IRC);
•	when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•	under an immediate annuity contract;
•	when attributable to Purchase Payments made prior to August 14, 1982.
Partial or Total Withdrawals
If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract.
Annuitization
If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed.
Annuity to Annuity Transfer
A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information, on a form satisfying us, to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a “1035 exchange”).
Additional Tax on Net Investment Income
Information in this section generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the Modified Adjusted Gross Income (“MAGI”) threshold.
Under Federal Tax law, there is a tax on net investment income, at the rate of 3.8% of applicable thresholds for MAGI ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this 3.8% tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an Owner that is not a natural person (see Contracts Owned by a Trust or Corporation below).
Distributions from Qualified Contracts
Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer’s plan or contributed to a Roth IRA or non-deductible traditional IRA.
Withdrawals from other Qualified contracts are often limited by the IRC and by the employer-sponsored plan/arrangement.
The taxable portion of any withdrawal or annuity income payment from a Qualified contract (except for Tax-Sheltered Annuities) will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:
•	after attainment of age 59½;
•	when paid to your Beneficiary after you die;
•	after you become disabled (as defined in the IRC);
•	as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•	dividends paid with respect to stock of a corporation described in IRC Section 404(k);
•	for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;
•	for payment of health insurance if you are unemployed and meet certain requirements;

•	distributions from IRAs for qualifying higher education expenses or first home purchases, with certain limitations;
•	payments to certain individuals called up for active duty after September 11, 2001;
•	payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free;
•	amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;
•	distributions for parents after the “qualified birth or adoption” of a new child (subject to limitations);
•	distributions related to Coronavirus relief, as defined under the CARES Act;
Non-IRA contracts:
•	payments to employees after separation from service after attainment of age 55 (does not apply to IRAs); and
•	transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs).
Annuitization
Unlike a Non-Qualified contract, if you annuitize your Qualified annuity contract the entire annuity income payment will be considered income, for tax purposes.
Direct and Indirect Rollovers
Under certain circumstances, you may be able to transfer amounts distributed from your employer sponsored plan/arrangement to another eligible plan or IRA. Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)	a required minimum distribution,
(b)	a hardship withdrawal, or
(c)	a series of substantially equal payments (at least annually) made over your life expectancy or the joint life expectancies of you and your designated Beneficiary or a distribution made for a specified period of 10 years or more.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers. You should always consult your tax adviser before you move or attempt to move any funds.
The IRC limits the withdrawal of an employee’s elective deferral Purchase Payments from a Tax-Sheltered Annuity (TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner:
•	reaches age 59½;
•	severs employment with the employer;
•	dies;
•	birth or adoption of child (subject to limitations);
•	distributions related to Coronavirus relief, as defined under the CARES Act;
•	becomes disabled (as defined in the IRC); or
•	experiences a financial hardship (as defined in the IRC).*
*	In the case of hardship, the Owner can only withdraw Purchase Payments.
Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.
Annuity to Annuity Transfer (Tax-Sheltered Annuities)
Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer’s plan, generally are not considered distributions, and thus are not subject to the above IRC withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.
Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.
Required Minimum Distributions
Information in this section generally does not apply to Non-Qualified contracts.
Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.
The CARES Act provides a temporary waiver of required minimum distributions from qualifying retirement plans and IRAs due to be paid in 2020. Please consult your tax adviser regarding any questions.

Commencement Date
Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70½ (or age 72, for individuals born on or after July 1, 1949), or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70½ (or age 72, for individuals born on or after July 1, 1949). If you choose to delay your first distribution until the year after the year in which you reach 70½ (72, if applicable) or sever employment, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.
Combining Distributions from Multiple Contracts
If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.
Automatic Withdrawal Option
You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution.
Impact of Optional Benefits
IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial present value of other benefits under the contract, such as enhanced death benefits and/or Living Benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.
Tax Treatment of Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Enhanced death benefits are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the Owner is under 59½, unless another exception applies. You should consult your tax adviser for more information.
If you own a Qualified contract and purchase an enhanced death benefit, the IRS may consider these benefits “incidental death benefits” or “life insurance.” The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the Owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.
Tax Treatment of Optional Living Benefits
Generally, we will treat amounts credited to the contract value under the optional Living Benefit guarantees, for income tax purposes, as earnings in the contract. Thus, payments of Living Benefits are treated as taxable withdrawals to the extent there are taxable gains in the contract value. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional Living Benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional Living Benefit.

Contracts Owned by a Trust or Corporation
A Trust or Corporation or other Owner that is not a natural person (“Non-Natural Owner”) that is considering purchasing this contract should consult a tax adviser.
Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract’s value in excess of the Owner’s cost basis, and the contract’s cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.
Withholding
Taxable amounts distributed from annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your distribution. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence.
Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.
Any income tax withheld is a credit against your income tax liability. Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer sponsored plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code.
You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us.
Foreign Account Tax Compliance Act (“FATCA”)
A Contract Owner who is not a “United States person” which is defined to mean:
•	a citizen or resident of the United States
•	a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia
•	any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)
should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8 BEN-E, Form W-8 IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, the Form W-8 BEN-E, is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable withholding certification to the contrary. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or acceptable substitute form.
Gifts, Pledges and/or Assignments of a Contract
Non-Qualified Contracts
If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract’s cash value to the extent it exceeds your cost basis. The recipient’s cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

Qualified Contracts
The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan.
This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that:
•	the plan is not an unfunded deferred compensation plan; and
•	the plan funding vehicle is not an IRA.
You should consult a tax advisor as to the availability of this exception.
Diversification and Investor Control
Diversification
For a contract to be treated as a variable annuity for Federal income tax purposes, the underlying investments under the variable annuity must be “adequately diversified”. Treasury Regulations provide standards that must be met to comply with the rules. If the variable annuity fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. We expect that the manager of the Underlying Funds monitors the Funds so as to comply with these Treasury Regulations.
Investor Control
These investor control limitations generally do not apply to Qualified contracts, which are referred to as “Pension Plan Contracts” for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.
Under certain circumstances, you, and not the Company, could be treated as the owner of the Underlying Funds under your Non-Qualified contract, based on the degree of control you exercise over the underlying investments. If this occurs, you may be currently taxed on income and gains attributable to the assets under the contract.
There is little guidance in this area, and the determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner’s ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. We do not know what limits may be set by the IRS in any future guidance that it may issue and whether such limits will apply to existing contracts.
While we believe the contract does not give you investment control over the Underlying Funds, we reserve the right to modify the contract as necessary in an attempt to prevent you from being considered as the owner of the assets of the contract for purposes of the Code.
Our Taxes
The Company is taxed as a life insurance company under the Code. We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account, which may include the foreign tax credit and the corporate dividends received deduction. These potential benefits are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

Other Information

The Distributor
AIG Capital Services, Inc., 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997, distributes the contracts. AIG Capital Services, Inc., an affiliate under common control with the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). No underwriting fees are retained by AIG Capital Services, Inc. in connection with the distribution of the contracts.
The Company
The Variable Annuity Life Insurance Company (“VALIC”) is a life insurance company organized under the laws of the state of Texas on August 20, 1968. VALIC’s home office is 2929 Allen Parkway, Houston, Texas 77019. VALIC is successor in interest to a company originally organized under the laws of Washington, D.C. on December 21, 1955.
Ownership Structure of the Company
VALIC is an indirect, wholly owned subsidiary of American International Group, Inc. (“AIG”), a Delaware corporation.
VALIC is regulated for the benefit of policy Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. VALIC is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require VALIC to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in VALIC’s operations.
American International Group, Inc. (AIG) is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.
More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.
Operation of the Company
The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company’s financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.
The Company is exposed to market risk, interest rate risk, contract Owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to guaranteed death and Living Benefits on the Company’s financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed Living Benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.
The Company is regulated for the benefit of contract Owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company’s operations.
The Separate Account
VALIC Separate Account A is a separate account of VALIC, established under Texas law on July 25, 1979. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.
Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.
You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.
The General Account
Obligations that are paid out of the Company’s general account (“General Account”) include any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or Living Benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.
The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the Living Benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a Living Benefit allocate their Purchase Payments in accordance with specified investment parameters.

Financial Statements
The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.
The Company and the Separate Account
The financial statements of the Company and the Separate Account are required to be provided because you must look to those entities directly to satisfy our obligations to you under the Contract.
Instructions to Obtain Financial Statements
The financial statements of the Company and Separate Account are available on the SEC’s website at http://www.sec.gov. You may request a free copy of the Statement of Additional Information which includes the financial statements by using the request form on the last page of this prospectus or by contacting our Annuity Service Center at:
Mailing Address:
Annuity Service Center
P.O. Box 15570, Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862
We encourage both existing and prospective contract Owners to read and understand the financial statements.
Administration
We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.
We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, if available, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.
Business Disruption and Cyber Security Risks
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the Underlying Funds, impact our ability to calculate Accumulation Unit Values (“AUVs”), cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines, litigation risks and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your contract to lose value. Despite our implementation of policies and procedures that address physical, administrative and technical safeguards and controls and other preventative actions to protect customer information and reduce the risk of cyber-incident, there can be no assurance that we or our distribution partners or the Underlying Funds or our service providers will avoid losses affecting your contract and personal information due to cyber-attacks or information security breaches in the future.
Our business is also vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemic (such as COVID-19) and other highly contagious diseases, mass torts and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, and may also interfere with our ability to receive, pickup and process mail, to calculate AUVs or process other contract-related transactions, or have other possible negative impacts. While we have developed and put in place business continuity and disaster recovery plans to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the Underlying Funds or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.
Legal Proceedings
There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.
Various lawsuits against the Company have arisen in the ordinary course of business. As of April 24, 2020, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.
Registration Statements
Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its General Account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

Contents of Statement of Additional Information

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. The table of contents of the SAI is listed below.
Separate Account and the Company
General Account
Master-Feeder Structure
Information Regarding the Use of the Volatility Index (“VIX”)
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Distribution of Contracts
Financial Statements

Appendix A – Condensed Financial Information

Variable Portfolios	Inception to 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
Franklin Allocation VIP Fund – FTVIPT Class 2 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$13.237	(a)$11.783	(a)$13.165	(a)$14.784	(a)$13.204
	(b)$13.024	(b)$11.574	(b)$12.898	(b)$14.222	(b)$12.651
Ending AUV	(a)$11.783	(a)$13.165	(a)$14.784	(a)$13.204	(a)$15.645
	(b)$11.574	(b)$12.898	(b)$14.222	(b)$12.651	(b)$14.930
Ending Number of AUs	(a)0	(a)266	(a)0	(a)114	(a)118
	(b)0	(b)0	(b)0	(b)0	(b)28,992

Franklin Income VIP Fund – FTVIPT Class 2 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$14.048	(a)$12.590	(a)$14.171	(a)$10.069	(a)$14.725
	(b)$13.829	(b)$12.373	(b)$13.892	(b)$15.002	(b)$14.134
Ending AUV	(a)$12.590	(a)$14.171	(a)$10.069	(a)$14.725	(a)$16.894
	(b)$12.373	(b)$13.892	(b)$15.002	(b)$14.134	(b)$16.151
Ending Number of AUs	(a)29,208	(a)33,810	(a)11,037	(a)12,020	(a)33,304
	(b)246	(b)1,222	(b)698	(b)2,058	(b)2,156

Goldman Sachs VIT Government Money Market Fund – GST Service Class Shares (Inception Date – 5/02/16)
Beginning AUV	(a)N/A	(a)N/A	(a)$9.917	(a)$9.863	(a)$9.894
	(b)N/A	(b)N/A	(b)$9.901	(b)$9.798	(b)$9.789
Ending AUV	(a)N/A	(a)$9.917	(a)$9.863	(a)$9.894	(a)$9.965
	(b)N/A	(b)$9.901	(b)$9.798	(b)$9.789	(b)$9.819
Ending Number of AUs	(a)N/A	(a)13,718	(a)321	(a)296	(a)40,444
	(b)N/A	(b)3,973	(b)3,822	(b)4,677	(b)4,652

Invesco V.I. American Franchise Fund – AVIF Class Series II Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$18.584	(a)$18.692	(a)$18.823	(a)$24.145	(a)$22.939
	(b)$18.292	(b)$18.368	(b)$18.451	(b)$23.078	(b)$21.837
Ending AUV	(a)$18.692	(a)$18.823	(a)$24.145	(a)$22.939	(a)$30.937
	(b)$18.368	(b)$18.451	(b)$23.078	(b)$21.837	(b)$29.333
Ending Number of AUs	(a)0	(a)0	(a)0	(a)0	(a)14,662
	(b)0	(b)0	(b)0	(b)0	(b)3,404

Invesco V.I. Comstock Fund – AVIF Class Series II Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$16.051	(a)$14.464	(a)$16.703	(a)$19.826	(a)$17.174
	(b)$15.799	(b)$14.213	(b)$16.372	(b)$18.954	(b)$16.353
Ending AUV	(a)$14.464	(a)$16.703	(a)$19.826	(a)$17.174	(a)$21.212
	(b)$14.213	(b)$16.372	(b)$18.954	(b)$16.353	(b)$20.118
Ending Number of AUs	(a)9,463	(a)34,277	(a)0	(a)175	(a)174
	(b)2,310	(b)10,406	(b)12,472	(b)13,004	(b)13,971

Invesco V.I. Growth and Income Fund – AVIF Class Series II Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$15.805	(a)$14.807	(a)$17.456	(a)$20.108	(a)$17.175
	(b)$15.561	(b)$14.554	(b)$17.115	(b)$19.218	(b)$16.349
Ending AUV	(a)$14.807	(a)$17.456	(a)$20.108	(a)$17.175	(a)$21.198
	(b)$14.554	(b)$17.115	(b)$19.218	(b)$16.349	(b)$20.098
Ending Number of AUs	(a)10,043	(a)39,238	(a)0	(a)0	(a)0
	(b)2,607	(b)11,356	(b)13,916	(b)14,602	(b)14,916

Lord Abbett Growth and Income – LASF Class VC Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$13.560	(a)$12.851	(a)$14.857	(a)$10.130	(a)$15.503
	(b)$13.361	(b)$12.642	(b)$14.578	(b)$16.276	(b)$14.719
Ending AUV	(a)$12.851	(a)$14.857	(a)$10.130	(a)$15.503	(a)$18.772
	(b)$12.642	(b)$14.578	(b)$16.276	(b)$14.719	(b)$17.752
Ending Number of AUs	(a)169	(a)5,555	(a)1,572	(a)1,819	(a)1,773
	(b)630	(b)600	(b)608	(b)623	(b)1,643

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit.

Variable Portfolios	Inception to 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
PIMCO Emerging Markets Bond Portfolio – PVIT Class Advisor Shares (Inception Date – 10/07/19)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.253
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.243
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0

PIMCO Total Return Portfolio – PVIT Class Advisor Shares (Inception Date – 10/07/19)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.002
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.966
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0

SA AB Growth – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$18.776	(a)$19.495	(a)$19.736	(a)$26.179	(a)$26.411
	(b)$18.435	(b)$19.109	(b)$19.297	(b)$25.019	(b)$25.139
Ending AUV	(a)$19.495	(a)$19.736	(a)$26.179	(a)$26.411	(a)$35.128
	(b)$19.109	(b)$19.297	(b)$25.019	(b)$25.139	(b)$33.303
Ending Number of AUs	(a)3,638	(a)10,577	(a)0	(a)1,803	(a)7,713
	(b)0	(b)676	(b)990	(b)16,010	(b)16,292

SA AB Small & Mid Cap Value Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$19.211	(a)$17.478	(a)$21.506	(a)$24.499	(a)$20.507
	(b)$18.918	(b)$17.183	(b)$21.090	(b)$23.424	(b)$19.528
Ending AUV	(a)$17.478	(a)$21.506	(a)$24.499	(a)$20.507	(a)$24.269
	(b)$17.183	(b)$21.090	(b)$23.424	(b)$19.528	(b)$23.019
Ending Number of AUs	(a)2,174	(a)9,419	(a)1,096	(a)2,019	(a)5,451
	(b)546	(b)3,709	(b)4,063	(b)9,110	(b)7,346

SA Allocation Balanced Portfolio – SST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$14.556	(a)$13.862	(a)$14.400	(a)$16.114	(a)$15.300
	(b)$14.354	(b)$13.648	(b)$14.141	(b)$15.390	(b)$14.555
Ending AUV	(a)$13.862	(a)$14.400	(a)$16.114	(a)$15.300	(a)$17.549
	(b)$13.648	(b)$14.141	(b)$15.390	(b)$14.555	(b)$16.627
Ending Number of AUs	(a)0	(a)17,177	(a)1,399	(a)2,544	(a)35,583
	(b)4,272	(b)17,239	(b)13,673	(b)39,344	(b)39,039

SA Allocation Growth Portfolio – SST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$15.406	(a)$14.347	(a)$14.976	(a)$17.883	(a)$16.405
	(b)$15.182	(b)$14.114	(b)$14.696	(b)$17.050	(b)$15.578
Ending AUV	(a)$14.347	(a)$14.976	(a)$17.883	(a)$16.405	(a)$20.030
	(b)$14.114	(b)$14.696	(b)$17.050	(b)$15.578	(b)$18.944
Ending Number of AUs	(a)12,655	(a)25,905	(a)19,829	(a)102,734	(a)150,483
	(b)875	(b)8,037	(b)30,063	(b)39,192	(b)46,460

SA Allocation Moderate Growth Portfolio – SST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$14.673	(a)$13.794	(a)$14.386	(a)$16.798	(a)$15.620
	(b)$14.472	(b)$13.581	(b)$14.129	(b)$16.019	(b)$14.836
Ending AUV	(a)$13.794	(a)$14.386	(a)$16.798	(a)$15.620	(a)$18.624
	(b)$13.581	(b)$14.129	(b)$16.019	(b)$14.836	(b)$17.618
Ending Number of AUs	(a)1,238	(a)8,382	(a)16,949	(a)47,987	(a)77,402
	(b)1,129	(b)6,673	(b)7,439	(b)47,166	(b)59,724

SA Allocation Moderate Portfolio – SST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$14.708	(a)$13.906	(a)$14.492	(a)$16.655	(a)$15.647
	(b)$14.512	(b)$13.699	(b)$14.240	(b)$15.885	(b)$14.863
Ending AUV	(a)$13.906	(a)$14.492	(a)$16.655	(a)$15.647	(a)$18.368
	(b)$13.699	(b)$14.240	(b)$15.885	(b)$14.863	(b)$17.378
Ending Number of AUs	(a)0	(a)10,206	(a)34,770	(a)57,954	(a)62,902
	(b)2,515	(b)46,029	(b)66,878	(b)80,121	(b)97,593

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit.

Variable Portfolios	Inception to 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA American Funds Asset Allocation Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$15.092	(a)$14.677	(a)$15.806	(a)$18.479	(a)$17.375
	(b)$14.848	(b)$14.415	(b)$15.485	(b)$17.670	(b)$16.548
Ending AUV	(a)$14.677	(a)$15.806	(a)$18.479	(a)$17.375	(a)$20.768
	(b)$14.415	(b)$15.485	(b)$17.670	(b)$16.548	(b)$19.700
Ending Number of AUs	(a)757	(a)132,949	(a)234,443	(a)684,152	(a)1,044,479
	(b)0	(b)40,380	(b)68,788	(b)132,766	(b)247,760

SA American Funds Global Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$17.194	(a)$16.568	(a)$16.410	(a)$21.726	(a)$19.484
	(b)$16.929	(b)$16.285	(b)$16.090	(b)$20.771	(b)$18.552
Ending AUV	(a)$16.568	(a)$16.410	(a)$21.726	(a)$19.484	(a)$25.990
	(b)$16.285	(b)$16.090	(b)$20.771	(b)$18.552	(b)$24.648
Ending Number of AUs	(a)6,834	(a)28,227	(a)319	(a)5,054	(a)8,364
	(b)913	(b)5,730	(b)8,432	(b)35,142	(b)41,795

SA American Funds Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$16.310	(a)$16.169	(a)$17.425	(a)$22.513	(a)$22.138
	(b)$16.059	(b)$15.893	(b)$17.086	(b)$21.524	(b)$21.081
Ending AUV	(a)$16.169	(a)$17.425	(a)$22.513	(a)$22.138	(a)$28.537
	(b)$15.893	(b)$17.086	(b)$21.524	(b)$21.081	(b)$27.065
Ending Number of AUs	(a)9,307	(a)18,775	(a)5,909	(a)8,168	(a)42,274
	(b)631	(b)8,012	(b)13,111	(b)48,585	(b)84,052

SA American Funds Growth-Income Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$15.840	(a)$15.212	(a)$16.699	(a)$20.584	(a)$19.930
	(b)$15.600	(b)$14.956	(b)$16.377	(b)$19.678	(b)$18.976
Ending AUV	(a)$15.212	(a)$16.699	(a)$20.584	(a)$19.930	(a)$24.775
	(b)$14.956	(b)$16.377	(b)$19.678	(b)$18.976	(b)$23.495
Ending Number of AUs	(a)5,430	(a)51,851	(a)3,375	(a)16,551	(a)22,663
	(b)340	(b)5,694	(b)15,814	(b)49,172	(b)63,095

SA American Funds VCP Managed Allocation Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$12.309	(a)$11.781	(a)$12.443	(a)$14.170	(a)$13.288
	(b)$12.262	(b)$11.716	(b)$12.344	(b)$13.912	(b)$12.994
Ending AUV	(a)$11.781	(a)$12.443	(a)$14.170	(a)$13.288	(a)$15.564
	(b)$11.716	(b)$12.344	(b)$13.912	(b)$12.994	(b)$15.159
Ending Number of AUs	(a)369,537	(a)1,506,791	(a)242,301	(a)773,780	(a)1,165,392
	(b)7,591	(b)55,087	(b)79,251	(b)104,215	(b)128,985

SA BlackRock VCP Global Multi-Asset Portfolio – SAST Class 3 Shares (Inception Date – 1/25/16)
Beginning AUV	(a)N/A	(a)N/A	(a)$10.398	(a)$11.537	(a)$10.749
	(b)N/A	(b)N/A	(b)$10.374	(b)$11.448	(b)$10.623
Ending AUV	(a)N/A	(a)$10.398	(a)$11.537	(a)$10.749	(a)$12.293
	(b)N/A	(b)$10.374	(b)$11.448	(b)$10.623	(b)$12.100
Ending Number of AUs	(a)N/A	(a)1,083,789	(a)135,493	(a)449,433	(a)692,669
	(b)N/A	(b)23,101	(b)60,752	(b)77,827	(b)84,032

SA Columbia Technology Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$17.405	(a)$17.648	(a)$20.302	(a)$27.627	(a)$25.031
	(b)$17.137	(b)$17.347	(b)$19.905	(b)$26.431	(b)$23.851
Ending AUV	(a)$17.648	(a)$20.302	(a)$27.627	(a)$25.031	(a)$38.379
	(b)$17.347	(b)$19.905	(b)$26.431	(b)$23.851	(b)$36.424
Ending Number of AUs	(a)1,480	(a)2,833	(a)137	(a)3,510	(a)19,927
	(b)88	(b)450	(b)0	(b)4,885	(b)8,558

SA DFA Ultra Short Bond Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$9.219	(a)$9.112	(a)$8.964	(a)$9.096	(a)$9.102
	(b)$9.073	(b)$8.953	(b)$8.786	(b)$8.691	(b)$8.662
Ending AUV	(a)$9.112	(a)$8.964	(a)$9.096	(a)$9.102	(a)$9.177
	(b)$8.953	(b)$8.786	(b)$8.691	(b)$8.662	(b)$8.699
Ending Number of AUs	(a)4,447	(a)20,577	(a)1,517	(a)45,816	(a)75,700
	(b)0	(b)1,514	(b)1,790	(b)638	(b)6,943

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit.

Variable Portfolios	Inception to 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA Dogs of Wall Street Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$19.522	(a)$19.195	(a)$22.289	(a)$26.513	(a)$26.063
	(b)$19.153	(b)$18.800	(b)$21.777	(b)$25.414	(b)$24.882
Ending AUV	(a)$19.195	(a)$22.289	(a)$26.513	(a)$26.063	(a)$32.078
	(b)$18.800	(b)$21.777	(b)$25.414	(b)$24.882	(b)$30.503
Ending Number of AUs	(a)5,681	(a)44,481	(a)0	(a)908	(a)3,919
	(b)899	(b)5,930	(b)8,652	(b)12,595	(b)15,732

SA Emerging Markets Equity Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.526
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.503
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)$8.526	(a)$9.978
	(b)N/A	(b)N/A	(b)N/A	(b)$8.503	(b)$9.911
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)2,188

SA Federated Hermes Corporate Bond Portfolio (formerly SA Federated Corporate Bond Portfolio) – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$16.436	(a)$15.766	(a)$16.882	(a)$18.134	(a)$17.377
	(b)$16.179	(b)$15.494	(b)$16.550	(b)$17.334	(b)$16.544
Ending AUV	(a)$15.766	(a)$16.882	(a)$18.134	(a)$17.377	(a)$19.685
	(b)$15.494	(b)$16.550	(b)$17.334	(b)$16.544	(b)$18.666
Ending Number of AUs	(a)8,882	(a)79,022	(a)12,915	(a)40,073	(a)64,953
	(b)2,223	(b)26,802	(b)27,802	(b)18,346	(b)29,248

SA Fidelity Institutional AM® International Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/01/19)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.087
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$11.057
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0

SA Fidelity Institutional AM® Real Estate Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$11.743	(a)$11.829	(a)$12.653	(a)$13.448	(a)$12.397
	(b)$11.566	(b)$11.632	(b)$12.410	(b)$12.846	(b)$11.794
Ending AUV	(a)$11.829	(a)$12.653	(a)$13.448	(a)$12.397	(a)$15.437
	(b)$11.632	(b)$12.410	(b)$12.846	(b)$11.794	(b)$14.628
Ending Number of AUs	(a)1,028	(a)3,780	(a)0	(a)0	(a)0
	(b)11	(b)492	(b)2,214	(b)2,611	(b)3,847

SA Fixed Income Index Portfolio – SAST Class 3 Shares (Inception Date – 10/09/17)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)$10.020	(a)$9.817
	(b)N/A	(b)N/A	(b)N/A	(b)$10.010	(b)$9.769
Ending AUV	(a)N/A	(a)N/A	(a)$10.020	(a)$9.817	(a)$10.559
	(b)N/A	(b)N/A	(b)$10.010	(b)$9.769	(b)$10.465
Ending Number of AUs	(a)N/A	(a)N/A	(a)2,026	(a)26,021	(a)78,880
	(b)N/A	(b)N/A	(b)0	(b)0	(b)8,709

SA Fixed Income Intermediate Index Portfolio – SAST Class 3 Shares (Inception Date – 10/09/17)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)$9.920	(a)$9.839
	(b)N/A	(b)N/A	(b)N/A	(b)$9.911	(b)$9.790
Ending AUV	(a)N/A	(a)N/A	(a)$9.920	(a)$9.839	(a)$10.308
	(b)N/A	(b)N/A	(b)$9.911	(b)$9.790	(b)$10.216
Ending Number of AUs	(a)N/A	(a)N/A	(a)0	(a)9,546	(a)13,094
	(b)N/A	(b)N/A	(b)0	(b)0	(b)3,342

SA Franklin Small Company Value Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$15.580	(a)$14.091	(a)$18.156	(a)$20.096	(a)$17.281
	(b)$15.335	(b)$13.846	(b)$17.799	(b)$19.199	(b)$16.444
Ending AUV	(a)$14.091	(a)$18.159	(a)$20.096	(a)$17.281	(a)$21.556
	(b)$13.846	(b)$17.799	(b)$19.199	(b)$16.444	(b)$20.429
Ending Number of AUs	(a)3,400	(a)10,063	(a)668	(a)1,208	(a)1,622
	(b)667	(b)2,503	(b)2,864	(b)6,965	(b)8,178

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit.

Variable Portfolios	Inception to 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA Franklin U.S. Equity Smart Beta Portfolio – SAST Class 3 Shares (Inception Date – 10/07/19)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.826
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.816
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0

SA Global Index Allocation 60/40 Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.347
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.322
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)$9.347	(a)$10.891
	(b)N/A	(b)N/A	(b)N/A	(b)$9.322	(b)$10.818
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)6,773	(a)54,864
	(b)N/A	(b)N/A	(b)N/A	(b)8,542	(b)11,631

SA Global Index Allocation 75/25 Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.160
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.135
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)$9.160	(a)$10.900
	(b)N/A	(b)N/A	(b)N/A	(b)$9.135	(b)$10.828
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)24,333	(a)58,718
	(b)N/A	(b)N/A	(b)N/A	(b)9,443	(b)28,101

SA Global Index Allocation 90/10 Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.958
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.934
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)$8.958	(a)$10.892
	(b)N/A	(b)N/A	(b)N/A	(b)$8.934	(b)$10.819
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)69,755	(a)341,823
	(b)N/A	(b)N/A	(b)N/A	(b)2,363	(b)58,761

SA Goldman Sachs Global Bond Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$12.272	(a)$12.051	(a)$12.021	(a)$12.941	(a)$12.445
	(b)$12.089	(b)$11.851	(b)$11.793	(b)$12.372	(b)$11.850
Ending AUV	(a)$12.051	(a)$12.021	(a)$12.941	(a)$12.445	(a)$13.115
	(b)$11.851	(b)$11.793	(b)$12.372	(b)$11.850	(b)$12.438
Ending Number of AUs	(a)6,861	(a)50,889	(a)12,802	(a)27,350	(a)51,002
	(b)923	(b)19,664	(b)21,254	(b)11,864	(b)18,979

SA Goldman Sachs Multi-Asset Insights Portfolio – SAST Class 3 Shares (Inception Date – 10/09/17)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)$10.299	(a)$9.312
	(b)N/A	(b)N/A	(b)N/A	(b)$10.289	(b)$9.266
Ending AUV	(a)N/A	(a)N/A	(a)$10.299	(a)$9.312	(a)$10.938
	(b)N/A	(b)N/A	(b)$10.289	(b)$9.266	(b)$10.840
Ending Number of AUs	(a)N/A	(a)N/A	(a)1,461	(a)13,688	(a)30,090
	(b)N/A	(b)N/A	(b)0	(b)477	(b)8,325

SA Index Allocation 60/40 Portfolio – SAST Class 3 (Inception Date – 5/01/17)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)$11.006	(a)$10.349
	(b)N/A	(b)N/A	(b)N/A	(b)$10.967	(b)$10.270
Ending AUV	(a)N/A	(a)N/A	(a)$11.006	(a)$10.349	(a)$12.233
	(b)N/A	(b)N/A	(b)$10.967	(b)$10.270	(b)$12.091
Ending Number of AUs	(a)N/A	(a)N/A	(a)23,245	(a)124,069	(a)304,211
	(b)N/A	(b)N/A	(b)7,833	(b)17,932	(b)29,319

SA Index Allocation 80/20 Portfolio – SAST Class 3 (Inception Date – 5/01/17)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)$11.309	(a)$10.422
	(b)N/A	(b)N/A	(b)N/A	(b)$11.269	(b)$10.343
Ending AUV	(a)N/A	(a)N/A	(a)$11.309	(a)$10.422	(a)$12.740
	(b)N/A	(b)N/A	(b)$11.269	(b)$10.343	(b)$12.592
Ending Number of AUs	(a)N/A	(a)N/A	(a)38,936	(a)237,140	(a)315,635
	(b)N/A	(b)N/A	(b)2,038	(b)25,359	(b)52,161

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit.

Variable Portfolios	Inception to 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA Index Allocation 90/10 Portfolio – SAST Class 3 (Inception Date – 5/01/17)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)$11.478	(a)$10.473
	(b)N/A	(b)N/A	(b)N/A	(b)$11.437	(b)$10.394
Ending AUV	(a)N/A	(a)N/A	(a)$11.478	(a)$10.473	(a)$12.997
	(b)N/A	(b)N/A	(b)$11.437	(b)$10.394	(b)$12.847
Ending Number of AUs	(a)N/A	(a)N/A	(a)254,444	(a)1,216,619	(a)1,460,681
	(b)N/A	(b)N/A	(b)56,004	(b)166,665	(b)201,825

SA International Index Portfolio – SAST Class 3 Shares (Inception Date – 10/09/17)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)$10.348	(a)$8.770
	(b)N/A	(b)N/A	(b)N/A	(b)$10.338	(b)$8.727
Ending AUV	(a)N/A	(a)N/A	(a)$10.348	(a)$8.770	(a)$10.478
	(b)N/A	(b)N/A	(b)$10.338	(b)$8.727	(b)$10.384
Ending Number of AUs	(a)N/A	(a)N/A	(a)0	(a)0	(a)0
	(b)N/A	(b)N/A	(b)0	(b)686	(b)8,395

SA Invesco Growth Opportunities Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$19.136	(a)$17.586	(a)$17.994	(a)$22.633	(a)$21.251
	(b)$18.844	(b)$17.288	(b)$17.645	(b)$21.638	(b)$20.235
Ending AUV	(a)$17.586	(a)$17.994	(a)$22.633	(a)$21.251	(a)$27.036
	(b)$17.288	(b)$17.645	(b)$21.638	(b)$20.235	(b)$25.641
Ending Number of AUs	(a)1,178	(a)1,591	(a)593	(a)593	(a)831
	(b)0	(b)0	(b)0	(b)3,222	(b)4,172

SA Invesco VCP Equity-Income Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$11.920	(a)$11.360	(a)$12.318	(a)$13.468	(a)$11.959
	(b)$11.860	(b)$11.284	(b)$12.205	(b)$13.219	(b)$11.691
Ending AUV	(a)$11.360	(a)$12.318	(a)$13.468	(a)$11.959	(a)$13.827
	(b)$11.284	(b)$12.205	(b)$13.219	(b)$11.691	(b)$13.463
Ending Number of AUs	(a)381,814	(a)782,254	(a)97,020	(a)281,802	(a)379,167
	(b)6,467	(b)19,976	(b)30,195	(b)33,632	(b)59,485

SA Janus Focused Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$16.786	(a)$16.429	(a)$15.942	(a)$20.890	(a)$20.866
	(b)$16.530	(b)$16.151	(b)$15.634	(b)$19.986	(b)$19.883
Ending AUV	(a)$16.429	(a)$15.942	(a)$20.890	(a)$20.866	(a)$28.043
	(b)$16.151	(b)$15.634	(b)$19.986	(b)$19.883	(b)$26.615
Ending Number of AUs	(a)3,682	(a)10,070	(a)0	(a)72	(a)3,993
	(b)885	(b)3,288	(b)3,663	(b)4,177	(b)4,635

SA JPMorgan Diversified Balanced Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$15.850	(a)$15.386	(a)$16.236	(a)$18.686	(a)$17.000
	(b)$15.604	(b)$15.122	(b)$15.917	(b)$17.910	(b)$16.228
Ending AUV	(a)$15.386	(a)$16.236	(a)$18.686	(a)$17.000	(a)$19.951
	(b)$15.122	(b)$15.917	(b)$17.910	(b)$16.228	(b)$18.970
Ending Number of AUs	(a)7,076	(a)35,712	(a)7,627	(a)41,700	(a)51,261
	(b)200	(b)1,007	(b)336	(b)365	(b)13,862

SA JPMorgan Emerging Markets Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$11.811	(a)$9.016	(a)$9.828	(a)$14.087	(a)$11.200
	(b)$11.631	(b)$8.864	(b)$9.638	(b)$13.470	(b)$10.666
Ending AUV	(a)$9.016	(a)$9.828	(a)$14.087	(a)$11.200	(a)$13.375
	(b)$8.864	(b)$9.638	(b)$13.470	(b)$10.666	(b)$12.686
Ending Number of AUs	(a)3,351	(a)13,381	(a)0	(a)2,826	(a)3,641
	(b)956	(b)3,989	(b)4,421	(b)13,606	(b)16,532

SA JPMorgan Equity-Income Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$15.707	(a)$15.142	(a)$17.228	(a)$20.678	(a)$19.482
	(b)$15.452	(b)$14.871	(b)$16.877	(b)$19.609	(b)$18.400
Ending AUV	(a)$15.142	(a)$17.228	(a)$20.678	(a)$19.482	(a)$24.428
	(b)$14.871	(b)$16.877	(b)$19.609	(b)$18.400	(b)$22.980
Ending Number of AUs	(a)9,227	(a)41,218	(a)1,033	(a)907	(a)849
	(b)2,835	(b)10,783	(b)12,819	(b)12,801	(b)12,972

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit.

Variable Portfolios	Inception to 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA JPMorgan Global Equities Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$13.141	(a)$12.254	(a)$12.749	(a)$16.045	(a)$14.067
	(b)$12.918	(b)$12.026	(b)$12.481	(b)$15.243	(b)$13.310
Ending AUV	(a)$12.254	(a)$12.749	(a)$16.045	(a)$14.067	(a)$16.629
	(b)$12.026	(b)$12.481	(b)$15.243	(b)$13.310	(b)$15.671
Ending Number of AUs	(a)0	(a)141	(a)0	(a)0	(a)1,384
	(b)0	(b)0	(b)0	(b)2,926	(b)122

SA JPMorgan MFS Core Bond Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$13.927	(a)$13.656	(a)$13.900	(a)$14.660	(a)$14.390
	(b)$13.717	(b)$13.427	(b)$13.633	(b)$13.919	(b)$13.608
Ending AUV	(a)$13.656	(a)$13.900	(a)$14.660	(a)$14.390	(a)$15.511
	(b)$13.427	(b)$13.633	(b)$13.919	(b)$13.608	(b)$14.609
Ending Number of AUs	(a)26,163	(a)104,542	(a)18,523	(a)49,038	(a)63,455
	(b)3,767	(b)17,264	(b)22,811	(b)24,170	(b)32,611

SA JPMorgan Mid-Cap Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$21.052	(a)$19.998	(a)$19.731	(a)$25.758	(a)$24.158
	(b)$20.719	(b)$19.649	(b)$19.339	(b)$24.626	(b)$23.004
Ending AUV	(a)$19.998	(a)$19.731	(a)$25.758	(a)$24.158	(a)$33.255
	(b)$19.649	(b)$19.339	(b)$24.626	(b)$23.004	(b)$31.540
Ending Number of AUs	(a)925	(a)1,553	(a)147	(a)1,570	(a)2,159
	(b)0	(b)0	(b)2,685	(b)3,976	(b)3,758

SA Large Cap Growth Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.592
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.566
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)$9.592	(a)$12.364
	(b)N/A	(b)N/A	(b)N/A	(b)$9.566	(b)$12.282
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)16,921
	(b)N/A	(b)N/A	(b)N/A	(b)653	(b)1,610

SA Large Cap Index Portfolio – SAST Class 3 Shares (Inception Date – 10/09/17)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)$10.491	(a)$9.854
	(b)N/A	(b)N/A	(b)N/A	(b)$10.481	(b)$9.805
Ending AUV	(a)N/A	(a)N/A	(a)$10.491	(a)$9.854	(a)$12.723
	(b)N/A	(b)N/A	(b)$10.481	(b)$9.805	(b)$12.610
Ending Number of AUs	(a)N/A	(a)N/A	(a)0	(a)0	(a)9,444
	(b)N/A	(b)N/A	(b)0	(b)5,141	(b)15,518

SA Large Cap Value Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.300
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.275
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)$9.300	(a)$12.066
	(b)N/A	(b)N/A	(b)N/A	(b)$9.275	(b)$11.985
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)4,800
	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)19

SA Legg Mason BW Large Cap Value Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$15.024	(a)$14.380	(a)$16.226	(a)$19.714	(a)$17.761
	(b)$14.794	(b)$14.137	(b)$15.912	(b)$18.844	(b)$16.909
Ending AUV	(a)$14.380	(a)$16.226	(a)$19.714	(a)$17.761	(a)$22.015
	(b)$14.137	(b)$15.912	(b)$18.844	(b)$16.909	(b)$20.876
Ending Number of AUs	(a)6,179	(a)25,265	(a)0	(a)0	(a)0
	(b)1,401	(b)6,762	(b)11,646	(b)11,819	(b)13,061

SA Legg Mason Tactical Opportunities Portfolio – SAST Class 3 Shares (Inception Date – 10/09/17)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)$10.285	(a)$9.561
	(b)N/A	(b)N/A	(b)N/A	(b)$10.276	(b)$9.514
Ending AUV	(a)N/A	(a)N/A	(a)$10.285	(a)$9.561	(a)$11.180
	(b)N/A	(b)N/A	(b)$10.276	(b)$9.514	(b)$11.080
Ending Number of AUs	(a)N/A	(a)N/A	(a)2,755	(a)9,054	(a)18,671
	(b)N/A	(b)N/A	(b)0	(b)464	(b)3,741

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit.

Variable Portfolios	Inception to 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA MFS Blue Chip Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$16.531	(a)$16.281	(a)$17.049	(a)$21.931	(a)$20.490
	(b)$16.278	(b)$16.005	(b)$16.719	(b)$20.861	(b)$19.412
Ending AUV	(a)$16.281	(a)$17.049	(a)$21.931	(a)$20.490	(a)$26.710
	(b)$16.005	(b)$16.719	(b)$20.861	(b)$19.412	(b)$25.204
Ending Number of AUs	(a)3,427	(a)22,414	(a)732	(a)643	(a)4,162
	(b)629	(b)3,759	(b)6,515	(b)7,414	(b)8,986

SA MFS Massachusetts Investors Trust Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$17.417	(a)$16.867	(a)$18.042	(a)$22.369	(a)$20.865
	(b)$17.146	(b)$16.577	(b)$17.688	(b)$21.442	(b)$19.920
Ending AUV	(a)$16.867	(a)$18.042	(a)$22.369	(a)$20.865	(a)$27.124
	(b)$16.577	(b)$17.688	(b)$21.442	(b)$19.920	(b)$25.791
Ending Number of AUs	(a)8,658	(a)33,665	(a)0	(a)1,677	(a)1,526
	(b)2,080	(b)9,880	(b)11,559	(b)11,880	(b)12,661

SA MFS Total Return Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$14.765	(a)$14.260	(a)$15.315	(a)$17.319	(a)$16.094
	(b)$14.541	(b)$14.021	(b)$15.021	(b)$16.557	(b)$15.325
Ending AUV	(a)$14.260	(a)$15.315	(a)$17.319	(a)$16.094	(a)$19.101
	(b)$14.021	(b)$15.021	(b)$16.557	(b)$15.325	(b)$18.115
Ending Number of AUs	(a)1,945	(a)27,691	(a)5,219	(a)17,439	(a)21,177
	(b)323	(b)1,603	(b)0	(b)2,010	(b)10,916

SA Mid Cap Index Portfolio – SAST Class 3 Shares (Inception Date – 10/09/17)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)$10.454	(a)$9.108
	(b)N/A	(b)N/A	(b)N/A	(b)$10.444	(b)$9.063
Ending AUV	(a)N/A	(a)N/A	(a)$10.454	(a)$9.108	(a)$11.273
	(b)N/A	(b)N/A	(b)$10.444	(b)$9.063	(b)$11.172
Ending Number of AUs	(a)N/A	(a)N/A	(a)0	(a)0	(a)13,397
	(b)N/A	(b)N/A	(b)0	(b)1,669	(b)7,791

SA Morgan Stanley International Equities Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$11.473	(a)$10.317	(a)$9.960	(a)$12.552	(a)$10.654
	(b)$11.295	(b)$10.140	(b)$9.765	(b)$11.993	(b)$10.138
Ending AUV	(a)$10.317	(a)$9.960	(a)$12.552	(a)$10.654	(a)$12.659
	(b)$10.140	(b)$9.765	(b)$11.993	(b)$10.138	(b)$11.998
Ending Number of AUs	(a)4,931	(a)35,509	(a)0	(a)0	(a)888
	(b)1,360	(b)7,353	(b)13,409	(b)20,797	(b)21,491

SA Oppenheimer Main Street Large Cap Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$15.945	(a)$15.765	(a)$17.333	(a)$20.422	(a)$18.548
	(b)$15.655	(b)$15.453	(b)$16.947	(b)$19.454	(b)$17.598
Ending AUV	(a)$15.765	(a)$17.333	(a)$20.422	(a)$18.548	(a)$24.125
	(b)$15.453	(b)$16.947	(b)$19.454	(b)$17.598	(b)$22.799
Ending Number of AUs	(a)24,971	(a)40,638	(a)340	(a)516	(a)942
	(b)1,288	(b)6,054	(b)7,595	(b)7,760	(b)9,022

SA PGI Asset Allocation Portfolio – AST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$15.992	(a)$15.031	(a)$16.395	(a)$18.799	(a)$17.697
	(b)$15.718	(b)$14.748	(b)$16.046	(b)$17.929	(b)$16.810
Ending AUV	(a)$15.031	(a)$16.395	(a)$18.799	(a)$17.697	(a)$21.031
	(b)$14.748	(b)$16.046	(b)$17.929	(b)$16.810	(b)$19.897
Ending Number of AUs	(a)0	(a)0	(a)0	(a)639	(a)5,490
	(b)0	(b)0	(b)0	(b)0	(b)0

SA PIMCO VCP Tactical Balanced Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$11.512	(a)$10.784	(a)$11.367	(a)$13.128	(a)$12.047
	(b)$11.455	(b)$10.713	(b)$11.263	(b)$12.886	(b)$11.777
Ending AUV	(a)$10.784	(a)$11.367	(a)$13.128	(a)$12.047	(a)$14.144
	(b)$10.713	(b)$11.263	(b)$12.886	(b)$11.777	(b)$13.771
Ending Number of AUs	(a)337,771	(a)1,214,380	(a)69,519	(a)274,291	(a)366,890
	(b)6,812	(b)50,526	(b)69,675	(b)81,337	(b)76,230

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit.

Variable Portfolios	Inception to 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA PineBridge High-Yield Bond Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$14.212	(a)$12.893	(a)$15.012	(a)$16.632	(a)$15.773
	(b)$13.989	(b)$12.670	(b)$14.715	(b)$15.860	(b)$14.981
Ending AUV	(a)$12.893	(a)$15.012	(a)$16.632	(a)$15.773	(a)$17.848
	(b)$12.670	(b)$14.715	(b)$15.860	(b)$14.981	(b)$16.884
Ending Number of AUs	(a)2,822	(a)12,463	(a)1,035	(a)2,132	(a)16,636
	(b)753	(b)3,423	(b)6,842	(b)6,978	(b)11,494

SA Putnam Asset Allocation Diversified Growth Portfolio – SST Class 3 Shares (Inception Date – 9/26/16)
Beginning AUV	(a)N/A	(a)N/A	(a)$10.315	(a)$12.189	(a)$10.993
	(b)N/A	(b)N/A	(b)$10.308	(b)$12.128	(b)$10.894
Ending AUV	(a)N/A	(a)$10.315	(a)$12.189	(a)$10.993	(a)$13.019
	(b)N/A	(b)$10.308	(b)$12.128	(b)$10.894	(b)$12.851
Ending Number of AUs	(a)N/A	(a)0	(a)27,054	(a)86,130	(a)125,448
	(b)N/A	(b)0	(b)4,617	(b)4,728	(b)4,682

SA Putnam International Growth and Income Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$9.830	(a)$8.695	(a)$8.691	(a)$10.888	(a)$8.845
	(b)$9.661	(b)$8.532	(b)$8.506	(b)$10.401	(b)$8.416
Ending AUV	(a)$8.695	(a)$8.691	(a)$10.888	(a)$8.845	(a)$10.495
	(b)$8.532	(b)$8.506	(b)$10.401	(b)$8.416	(b)$9.946
Ending Number of AUs	(a)0	(a)7,788	(a)0	(a)0	(a)0
	(b)0	(b)0	(b)0	(b)0	(b)597

SA Schroders VCP Global Allocation Portfolio – SAST Class 3 Shares (Inception Date – 1/25/16)
Beginning AUV	(a)N/A	(a)N/A	(a)$10.844	(a)$12.142	(a)$10.920
	(b)N/A	(b)N/A	(b)$10.819	(b)$12.048	(b)$10.792
Ending AUV	(a)N/A	(a)$10.844	(a)$12.142	(a)$10.920	(a)$12.837
	(b)N/A	(b)$10.819	(b)$12.048	(b)$10.792	(b)$12.636
Ending Number of AUs	(a)N/A	(a)517,217	(a)130,394	(a)334,318	(a)412,287
	(b)N/A	(b)36,467	(b)60,882	(b)61,239	(b)61,234

SA Small Cap Index Portfolio – SAST Class 3 Shares (Inception Date – 10/09/17)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)$10.157	(a)$8.847
	(b)N/A	(b)N/A	(b)N/A	(b)$10.147	(b)$8.803
Ending AUV	(a)N/A	(a)N/A	(a)$10.157	(a)$8.847	(a)$10.888
	(b)N/A	(b)N/A	(b)$10.147	(b)$8.803	(b)$10.791
Ending Number of AUs	(a)N/A	(a)N/A	(a)0	(a)0	(a)3,262
	(b)N/A	(b)N/A	(b)0	(b)5,213	(b)9,139

SA T. Rowe Price Asset Allocation Growth Portfolio – SAST Class 3 Shares (Inception Date – 10/09/17)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)$10.292	(a)$9.590
	(b)N/A	(b)N/A	(b)N/A	(b)$10.282	(b)$9.543
Ending AUV	(a)N/A	(a)N/A	(a)$10.292	(a)$9.590	(a)$11.780
	(b)N/A	(b)N/A	(b)$10.282	(b)$9.543	(b)$11.675
Ending Number of AUs	(a)N/A	(a)N/A	(a)0	(a)51,473	(a)95,466
	(b)N/A	(b)N/A	(b)0	(b)0	(b)7,724

SA T. Rowe Price VCP Balanced Portfolio – SAST Class 3 Shares (Inception Date – 1/25/16)
Beginning AUV	(a)N/A	(a)N/A	(a)$10.588	(a)$12.465	(a)$11.446
	(b)N/A	(b)N/A	(b)$10.563	(b)$12.368	(b)$11.313
Ending AUV	(a)N/A	(a)$10.588	(a)$12.465	(a)$11.446	(a)$13.836
	(b)N/A	(b)$10.563	(b)$12.368	(b)$11.313	(b)$13.620
Ending Number of AUs	(a)N/A	(a)836,972	(a)176,535	(a)571,022	(a)750,605
	(b)N/A	(b)46,628	(b)85,834	(b)93,945	(b)101,801

SA Templeton Foreign Value Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$12.257	(a)$10.258	(a)$10.243	(a)$12.574	(a)$10.396
	(b)$12.071	(b)$10.086	(b)$10.046	(b)$12.015	(b)$9.894
Ending AUV	(a)$10.258	(a)$10.243	(a)$12.574	(a)$10.396	(a)$11.500
	(b)$10.086	(b)$10.046	(b)$12.015	(b)$9.894	(b)$10.901
Ending Number of AUs	(a)5,405	(a)26,231	(a)1,116	(a)3,391	(a)3,552
	(b)1,360	(b)7,562	(b)9,616	(b)16,824	(b)22,017

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit.

Variable Portfolios	Inception to 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA VCP Dynamic Allocation Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$12.764	(a)$11.749	(a)$12.121	(a)$14.480	(a)$13.337
	(b)$12.660	(b)$11.634	(b)$11.972	(b)$14.140	(b)$12.971
Ending AUV	(a)$11.749	(a)$12.121	(a)$14.480	(a)$13.337	(a)$15.873
	(b)$11.634	(b)$11.972	(b)$14.140	(b)$12.971	(b)$15.377
Ending Number of AUs	(a)1,731,873	(a)3,432,422	(a)243,373	(a)683,019	(a)853,969
	(b)49,670	(b)90,583	(b)106,132	(b)128,582	(b)146,127

SA VCP Dynamic Strategy Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$12.576	(a)$11.629	(a)$12.070	(a)$14.220	(a)$13.046
	(b)$12.490	(b)$11.530	(b)$11.938	(b)$13.913	(b)$12.713
Ending AUV	(a)$11.629	(a)$12.070	(a)$14.220	(a)$13.046	(a)$15.400
	(b)$11.530	(b)$11.938	(b)$13.913	(b)$12.713	(b)$14.947
Ending Number of AUs	(a)1,559,723	(a)2,888,567	(a)175,549	(a)530,830	(a)635,727
	(b)54,387	(b)85,239	(b)90,881	(b)129,686	(b)147,800

SA VCP Index Allocation Portfolio – SAST Class 3 Shares (Inception Date – 10/09/17)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)$10.395	(a)$9.512
	(b)N/A	(b)N/A	(b)N/A	(b)$10.385	(b)$9.465
Ending AUV	(a)N/A	(a)N/A	(a)$10.395	(a)$9.512	(a)$11.566
	(b)N/A	(b)N/A	(b)$10.385	(b)$9.465	(b)$11.463
Ending Number of AUs	(a)N/A	(a)N/A	(a)1,278	(a)458,666	(a)690,877
	(b)N/A	(b)N/A	(b)0	(b)29,690	(b)65,476

SA Wellington Capital Appreciation Portfolio – AST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$23.725	(a)$23.642	(a)$23.741	(a)$31.763	(a)$31.087
	(b)$23.341	(b)$23.220	(b)$23.259	(b)$30.334	(b)$29.569
Ending AUV	(a)$23.642	(a)$23.741	(a)$31.763	(a)$31.087	(a)$40.209
	(b)$23.220	(b)$23.259	(b)$30.334	(b)$29.569	(b)$38.093
Ending Number of AUs	(a)5,286	(a)25,898	(a)219	(a)2,416	(a)17,675
	(b)848	(b)4,143	(b)4,952	(b)9,065	(b)16,221

SA Wellington Government and Quality Bond Portfolio – AST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$12.404	(a)$12.258	(a)$12.247	(a)$12.713	(a)$12.541
	(b)$12.220	(b)$12.055	(b)$12.014	(b)$12.155	(b)$11.942
Ending AUV	(a)$12.258	(a)$12.247	(a)$12.713	(a)$12.541	(a)$13.273
	(b)$12.055	(b)$12.014	(b)$12.155	(b)$11.942	(b)$12.589
Ending Number of AUs	(a)12,336	(a)79,931	(a)26,787	(a)40,774	(a)63,586
	(b)2,960	(b)14,306	(b)18,469	(b)18,106	(b)28,012

SA Wellington Real Return Portfolio – SST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$11.567	(a)$11.191	(a)$11.455	(a)$11.842	(a)$11.682
	(b)$11.416	(b)$11.027	(b)$11.259	(b)$11.300	(b)$11.103
Ending AUV	(a)$11.191	(a)$11.455	(a)$11.842	(a)$11.682	(a)$12.187
	(b)$11.027	(b)$11.259	(b)$11.300	(b)$11.103	(b)$11.537
Ending Number of AUs	(a)5,468	(a)26,680	(a)18,686	(a)47,115	(a)111,247
	(b)948	(b)6,656	(b)7,207	(b)12,299	(b)17,138

SA Wellington Strategic Multi-Asset Portfolio – AST Class 3 Shares (Inception Date – 9/26/16)
Beginning AUV	(a)N/A	(a)N/A	(a)$9.913	(a)$11.379	(a)$10.370
	(b)N/A	(b)N/A	(b)$9.907	(b)$11.322	(b)$10.276
Ending AUV	(a)N/A	(a)$9.913	(a)$11.379	(a)$10.370	(a)$12.186
	(b)N/A	(b)$9.907	(b)$11.322	(b)$10.276	(b)$12.028
Ending Number of AUs	(a)N/A	(a)0	(a)8,320	(a)47,003	(a)62,881
	(b)N/A	(b)0	(b)1,504	(b)1,914	(b)27,172

SA WellsCap Aggressive Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/01/15)
Beginning AUV	(a)$13.829	(a)$12.620	(a)$13.343	(a)$17.527	(a)$16.108
	(b)$13.584	(b)$12.376	(b)$13.052	(b)$16.613	(b)$15.208
Ending AUV	(a)$12.620	(a)$13.343	(a)$17.527	(a)$16.108	(a)$22.124
	(b)$12.376	(b)$13.052	(b)$16.613	(b)$15.208	(b)$20.803
Ending Number of AUs	(a)0	(a)1,256	(a)504	(a)2,495	(a)7,396
	(b)0	(b)4,454	(b)4,068	(b)10,395	(b)11,522

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit.

Appendix B – State Contract Availability and/or Variability

PROSPECTUS PROVISION	AVAILABILITY OR VARIATION	ISSUE STATE
Administration Charge	Contract Maintenance Fee is $30.	New Mexico
Administration Charge	Charge will be deducted pro-rata from Variable Portfolios only.	Oregon Texas Washington
Annuity Date	You may switch to the Income Phase any time after your first contract anniversary.	Florida
Cancellation of Living Benefit	Amounts allocated to the Secure Value Account will be automatically transferred to the Goldman Sachs VIT Government Money Market Fund or similar money market portfolio.	Washington
Free Look	If you are age 65 or older on the contract issue date, the Free Look period is 30 days.	Arizona
Free Look	If you are age 60 or older on the contract issue date:
The Free Look period is 30 days; and
If you invest in the Money Market Portfolio, the Free Look amount is calculated as the Purchase Payments paid; or
If you invest in Variable Portfolio(s), the Free Look amount is calculated as the greater of (1) Purchase Payments or (2) the value of your contract plus any fees paid on the day we received your request in Good Order at the Annuity Service Center.
	If you are younger than age 60 on the contract issue date, the Free Look amount is calculated as the value of your contract plus fees and charges on the day we received your request in Good Order at the Annuity Service Center.	California
Free Look	The Free Look period is 21 days and the amount is calculated as the value of your contract plus fees and charges on the day we receive your request in Good Order at the Annuity Service Center.	Florida
Free Look	The Free Look period is 20 days.	Idaho North Dakota Rhode Island Texas
Free Look	The Free Look amount is calculated as the value of your contract plus fees and charges on the day we received your request in Good Order at the Annuity Service Center.	Michigan Minnesota Missouri Texas
Free Look	The Free Look amount is calculated as the greater of (1) Purchase Payments including fees and charges or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.	Arkansas
Joint Ownership	Benefits and Features to be made available to Domestic Partners	California District of Columbia Maine Nevada Oregon Washington Wisconsin
Joint Ownership	Benefits and Features to be made available to Civil Union Partners	California Colorado Hawaii Illinois New Jersey Rhode Island
Minimum Contract Value	The minimum remaining contract value after a partial withdrawal must be $2,000.	Texas
Nursing Home Waiver	The Nursing Home Waiver is not available for contracts.	California Missouri
Nursing Home Waiver	The Nursing Home Waiver is not available for contracts purchased on or after February 6, 2017.	Connecticut Massachusetts Pennsylvania
Premium Tax	We deduct premium tax charges of 0.50% for Qualified contracts and 2.35% for Non-Qualified contracts based on contract value when you begin the Income Phase.	California
Premium Tax	We deduct premium tax charges of 2.0% for Non-Qualified contracts based on total Purchase Payments when you begin the Income Phase.	Maine
Premium Tax	We deduct premium tax charges of 3.5% for Non-Qualified contracts based on contract value when you begin the Income Phase.	Nevada
B-1

PROSPECTUS PROVISION	AVAILABILITY OR VARIATION	ISSUE STATE
Premium Tax	For the first $500,000 in the contract, we deduct premium tax charges of 1.25% for Non-Qualified contracts based on total Purchase Payments when you begin the Income Phase. For any amount in excess of $500,000 in the contract, we deduct front-end premium tax charges of 0.08% for Non-Qualified contracts based on total Purchase Payments when you begin the Income Phase.	South Dakota
Premium Tax	We deduct premium tax charges of 1.0% for Qualified contracts and 1.0% for Non-Qualified contracts based on contract value when you begin the Income Phase.	West Virginia
Premium Tax	We deduct premium tax charges of 1.0% for Non-Qualified contracts based on total Purchase Payments when you begin the Income Phase.	Wyoming
Polaris Income Builder Polaris Income Plus	Charge will be deducted pro-rata from Variable Portfolios only.	Missouri Oregon Texas Washington
Polaris Income Plus Daily	Charge will be deducted pro-rata from Variable Portfolios only.	Hawaii Missouri Oregon Texas Washington
Polaris Income Plus Daily Flex Polaris Income Plus Flex	Charge will be deducted pro-rata from Variable Portfolios only	Connecticut Hawaii Missouri Texas Vermont Virginia Washington
Transfer Privilege	Any transfer over the limit of 15 will incur a $10 transfer fee.	Pennsylvania Texas
B-2

Appendix C – Formula and Examples of Calculations of the Polaris Income Plus Flex and Polaris Income Plus Daily Flex Fee

The fee for Polaris Income Plus Flex and Polaris Income Plus Daily Flex is assessed against the Income Base and deducted from the contract value at the end of each Benefit Quarter.
Polaris Income Plus Flex and Polaris Income Plus Daily Flex Fee
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.25%	2.50%	0.60%	±0.40%
Two Covered Persons	1.25%	2.50%	0.60%	±0.40%
*	The fee rate can decrease or increase no more than 0.10% each quarter (0.40%/4). If you change your Income Option election on the Activation Date, the quarterly fee can increase no more than 0.1625% [(.40% + 0.25%)/4] on the first Benefit Quarter Anniversary following the Activation Date.
Lifetime Income Option Change Fee*	0.25%
*	The sum of the Living Benefit fee and Lifetime Income Option Change fee cannot be more than 0.625% (2.50%/4) for each Benefit Quarter. The sum of the Living Benefit feature fee rate and Lifetime Income Option Change fee rate cannot exceed the Maximum Annual Fee Rate stated in the table above.
The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index (“VIX”), an index of market volatility reported by the Chicago Board Options Exchange. The fee rate is based on the quarterly average of the daily VIX squared values (VIX multiplied by VIX on the same day) as of Market Close on each day during the Benefit Quarter for which the fee is being calculated (the “Quarterly Average (Daily VIX2)”). In general, as the Quarterly Average (Daily VIX2) decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums and minimums identified in the table above.
If you change your Lifetime Income Option on the Activation Date, the Lifetime Income Option Change fee will be assessed and deducted from your contract value starting on the first Benefit Quarter Anniversary following the Activation Date and quarterly thereafter. The fee is calculated as a percentage of the Income Base. The sum of the Living Benefit fee and Lifetime Income Option Change fee cannot exceed the Maximum Annual Fee Rate shown in the table above.
The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.
The example below will assume the election of Polaris Income Plus Flex for one Covered Person with Lifetime Income Option 1. The Initial Annual Fee Rate is 1.25%. The steps for calculating the fee rates are the same for all features and number of Covered Persons.
Please see APPENDIX G — LIVING BENEFIT FOR CONTRACTS ISSUED PRIOR TO APRIL 30, 2020, for applicable fees.
Example
Assumptions:
•	Polaris Income Plus Flex Lifetime Income Option 1 for one Covered Person was elected at issue.
The assumed Quarterly Averages (Daily VIX2) are as displayed from the table below:
Benefit Quarter	Quarterly Average (Daily VIX2)	Calculated Formula Value*	Annual Fee Rate	Quarterly Fee Rate**
1st	525.71	N/A	1.25%	0.3125%
2nd	412.12	N/A	1.25%	0.3125%
3rd	770.25	N/A	1.25%	0.3125%
4th	573.97	N/A	1.25%	0.3125%
5th	204.42	1.06%	1.06%	0.2650%
*	The Calculated Formula Value equals the number resulting from the application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase or decrease to determine the annual fee rate each quarter.
**	The Quarterly Fee Rate is the Annual Fee Rate divided by 4.
The Annual Fee Rates and Quarter Fee Rates are calculated as follows:
In the 5th Benefit Quarter, the Quarterly Average (Daily VIX2) is 204.42. We calculate the Annual Fee Rate in the 5th Benefit Quarter as follows:
Step 1:	Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.25% + {0.05% x [204.42/33 – 10]}
1.25% + [0.05% x (–3.81)]
1.25% + (–0.19%) = 1.06% (Annual Fee Rate)

Step 2:	Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase or Decrease
1.25% – 1.06% = 0.19% which is within 0.40% of the previous Annual Fee Rate (1.25%).
1.06% is higher than the Minimum Annual Fee Rate (0.60%) and is lower than Maximum Annual Fee Rate (2.50%)
Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 1.06%
The Quarterly Fee Rate is 0.2650% (or 1.06% divided by 4).
After the 5th Benefit Quarter, until the 12th Benefit Quarter, the assumed Quarterly Averages (Daily VIX2) are as displayed from the table below:
Benefit Quarter	Quarterly Average (Daily VIX2)	Calculated Formula Value	Annual Fee Rate	Quarterly Fee Rate
6th	351.93	1.28%	1.28%	0.3200%
7th	307.03	1.22%	1.22%	0.3050%
8th	602.30	1.66%	1.62%	0.4050%
9th	698.25	1.81%	1.81%	0.4525%
10th	323.74	1.24%	1.41%	0.3525%
11th	525.72	1.55%	1.55%	0.3875%
12th	765.45	1.91%	1.91%	0.4775%
The Annual Fee Rates and Quarterly Fee Rates are calculated as follows:
In the 8th Benefit Quarter, the Quarterly Average (Daily VIX2) increases to 602.30. We calculate the Annual Fee Rate on the 8th Benefit Quarter Anniversary as follows:
Step 1:	Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.25% + {0.05% x [602.30/33 – 10]}
1.25% + [0.05% x (8.25)]
1.25% + 0.41% = 1.66% (Annual Fee Rate)
Step 2:	Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase or Decrease
1.66% – 1.22% = 0.44% which is more than 0.40% higher of the previous Annual Fee Rate of 1.22%.
The Annual Fee Rate is adjusted to be exactly 0.40% higher than the previous Annual Fee Rate, which is 1.62% (1.22% + 0.40%). This is within the Minimum and Maximum Annual Fee Rates.
Therefore, the Quarterly Fee Rate is 0.4050% (or 1.62% divided by 4).
In the 10th Benefit Quarter, the Quarterly Average (Daily VIX2) decreases to 323.74. We calculate the Annual Fee Rate on the 10th Benefit Quarter Anniversary as follows:
Step 1:	Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.25% + {0.05% x [323.74/33 – 10]}
1.25% + [0.05% x (–0.19)]
1.25% + (–0.01%) = 1.24% (Annual Fee Rate)
Step 2:	Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase or Decrease
1.81% – 1.24% = 0.57% which is more than 0.40% Quarterly Annualized Fee Rate Decrease from the previous Annual Fee Rate of 1.81%.
The Annual Fee Rate is adjusted to be exactly 0.40% lower than the previous Annual Fee Rate, which is 1.41% (1.81% – 0.40%).
Therefore, the Quarterly Fee Rate is 0.3525% (or 1.41% divided by 4).
Assume that Lifetime Income is activated and Lifetime Income Option 1 was changed to Lifetime Income Option 2 during the 13th Benefit Quarter.
The assumed Quarterly Averages (Daily VIX2) are as follows:
Benefit Quarter	Quarterly Average (Daily VIX2)	Calculated Formula Value	Annual Fee Rate	Quarterly Fee Rate	Annual Lifetime Income Option Change Fee	Quarterly Lifetime Income Option Change Fee
12th	765.45	1.91%	1.91%	0.4775%	N/A	N/A
13th	957.12	2.20%	2.45%	0.6125%	0.25%	0.0625%
14th	1,025.43	2.30%	2.50%	0.6250%	0.20%	0.0500%
15th	721.89	1.84%	2.15%	0.5375%	0.25%	0.0625%
16th	207.38	1.06%	1.75%	0.4375%	0.25%	0.0625%
On every Benefit Quarter after the 14th, the combined Annual Fee Rate, which includes the Income Option Change Fee, will continue to increase or decrease depending on the movement of the Quarterly Average (Daily VIX2), subject to the Minimum and Maximum Annual Fee Rates shown above.

In the 13th Benefit Quarter, the Quarterly Average (Daily VIX2) increases to 957.12. We calculate the Annual Fee Rate on the 13th Benefit Quarter Anniversary as follows:
Step 1:	Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.25% + {0.05% x [957.12/33 – 10]}
1.25% + (0.05% x 19)
1.25% + 0.95% = 2.20% (Annual Fee Rate without Lifetime Income Option Change Fee)
Step 2:
Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase of Decrease
2.20% - 1.91% = 0.29% which is within 0.40% of the previous Annual Fee Rate (1.91%). This is within the Minimum and Maximum Annual Fee Rates.
Step 3:	Combine the Annual Fee Rate calculated in Step 2 with the Lifetime Income Option Change Fee Rate of 0.25% to determine that it is within the Maximum Annual Fee Rate.
2.20% + 0.25% = 2.45% which is within the Maximum Annual fee Rate (2.50%).
Therefore, the Quarterly Fee Rate is 0.6125% (or 2.45% divided by 4).
In the 14th Benefit Quarter, the Quarterly Average (Daily VIX2) increases to 1,025.43. We calculate the Annual Fee Rate on the 14th Benefit Quarter Anniversary as follows:
Step 1:	Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.25% + {0.05% x [1,025.43/33 – 10]}
1.25% + (0.05% x 21.07)
1.25% + 1.05% = 2.30% (Annual Fee Rate without Lifetime Income Option Change Fee)
Step 2:
Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase of Decrease
2.30% - 2.20% = 0.10% which is within 0.40% of the previous Annual Fee Rate (2.20%). This is within the Minimum and Maximum Annual Fee Rates.
Step 3:	Combine the Annual Fee Rate calculated in Step 2 with the Lifetime Income Option Change Fee Rate of 0.25% to determine that it is within the Maximum Annual Fee Rate.
2.30% + 0.25% = 2.55% which is higher than the Maximum Annual fee Rate (2.50%). The sum of the Living Benefit fee and the Lifetime Income Option Change fee is adjusted to be 2.50%.
Therefore, the Lifetime Income Option Change fee charged is 0.20% (2.50% - 2.30%), and the Quarterly Fee Rate is 0.6250% (or 2.50% divided by 4).
After the 14th Benefit Quarter, the combined Annual Fee Rate will continue to increase or decrease depending on the movement of the Quarterly Average (Daily VIX2). If your contract value falls to zero, the fee will no longer be deducted.

Appendix D – Optional Living Benefits Examples

The following examples demonstrate how increases to the Income Base and withdrawals taken from the contract affect the values of the currently offered Living Benefits – Polaris Income Plus Flex and Polaris Income Plus Daily Flex. The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your contract will actually perform.
Examples 1 through 6 below assume election of Polaris Income Plus Flex Income Option 1 (one Covered Person). Examples 7 through 12 below assume election of Polaris Income Plus Daily Flex Income Option 1 (one Covered Person).
Example 1: Initial Values
The values shown below are based on the following assumptions:
•	Benefit Effective Date = contract issue date
•	Initial Purchase Payment = $100,000
•	Income Credit Percentage = 5.25%
•	Covered Person = Owner age 65 on the Benefit Effective Date
•	Maximum Annual Withdrawal Percentage = 6.00%

Values as of	Purchase Payments Invested	Contract Value	Income Base	Income Credit Base	Maximum Annual Withdrawal Amount upon Activation
Benefit Effective Date	$100,000	$100,000	$100,000	$100,000	$6,000
•	Income Base = Initial Purchase Payment = $100,000
•	Income Credit Base = Initial Purchase Payment = $100,000
•	Maximum Annual Withdrawal Amount = Income Base x Maximum Annual Withdrawal Percentage
= $100,000 x 6.0% = $6,000, if Lifetime Income is activated
Example 2: Impact of Adding Subsequent Purchase Payments and Attaining Higher Anniversary Values
The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:
•	Subsequent Purchase Payment invested in the first Benefit Year = $60,000.
•	Subsequent Purchase Payment invested in the second Benefit Year = $90,000.
•	No withdrawals taken in the first 2 Benefit Years.

Values as of	Purchase Payment Invested	Assumed Contract Value	Anniversary Value	Income Base	Income Credit Base	Income Credit	Maximum Annual Withdrawal Amount upon Activation
Benefit Effective Date	$100,000	$100,000	—	$100,000	$100,000	—	$6,000
Year 1	$60,000	$165,000	—	$160,000	$160,000	—	$9,600
1st Anniversary	—	$170,000	$170,000	$170,000	$170,000	$8,400	$10,200
Year 2	$90,000	$255,000	—	$260,000	$260,000	—	$15,600
2nd Anniversary	—	$287,000	$287,000	$287,000	$287,000	$13,650	$17,220
The values of the feature are impacted by adding subsequent Purchase Payments and attaining Higher Anniversary Values as follows:
•	The Income Base, Income Credit Base and the Maximum Annual Withdrawal Amount (“MAWA”) are recalculated at the time each subsequent Purchase Payment is received.
•	The Income Base and Income Credit Base are increased to a Higher Anniversary Value on each Benefit Year Anniversary if the Anniversary Value is greater than the current Income Base plus the Income Credit; and the Maximum Annual Withdrawal Amount (“MAWA”) is recalculated based on the value of the new Income Base.

○	In year 1, a subsequent Purchase Payment of $60,000 was added. The Income Base and Income Credit Base were increased to $160,000 ($100,000 + $60,000); and the MAWA was increased to $9,600 ($160,000 x 6.00%).
○	On the 1st Benefit Year Anniversary, the Income Base and Income Credit Base were increased to $170,000 ($170,000 is greater than $160,000 + $8,400 Income Credit); and the MAWA was increased to $10,200 ($170,000 x 6.00%).
○	In year 2, a subsequent Purchase Payment of $90,000 was added. The Income Base and Income Credit Base were increased to $260,000 ($170,000 + $90,000); and the MAWA was increased to $15,600 ($260,000 x 6.00%).
○	On the 2nd Benefit Year Anniversary, the Income Base and Income Credit Base were increased to $287,000 ($287,000 is greater than $260,000 + $13,650 Income Credit); and the MAWA was increased to $17,220 ($287,000 x 6.00%).
Example 3: Impact of Taking Withdrawals prior to the Activation Date
The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:
•	A withdrawal of $5,000 was taken in the 3rd Benefit Year, prior to the Activation Date.

As of	Withdrawal Taken	Assumed Contract Value	Anniversary Value	Income Base	Income Credit Base	Income Credit	Maximum Annual Withdrawal Amount upon Activation
2nd Anniversary	—	$287,000	$287,000	$287,000	$287,000	$13,650	$17,200
Year 3	$5,000	$300,000	—	$282,217	$282,217	—	$16,933
3rd Anniversary	—	$310,000	$310,000	$310,000	$310,000	$14,816	$18,600
•	The Income Base and Income Credit Base are in the same proportion by which the contract value is reduced by the withdrawal amount.
○	In year 3, the reduction proportion was 1.6667% ($5,000/$300,000); the reduced Income Base and Income Credit Base were $282,217 ($287,000 x [1 – 1.6667%]).
○	On the 3rd Benefit Year Anniversary, the Income Base and Income Credit Base were increased to $310,000 (Anniversary Value $310,000 is greater than $282,217 + $14,816 Income Credit) and the MAWA was increased to $18,600 ($310,000 x 6.00%).
Example 4: Impact of Taking Withdrawals up to the Maximum Annual Withdrawal Amount after the Activation Date
The values shown below are based on the assumptions stated in Examples 1, 2 and 3 above, in addition to the following:
•	Withdrawals of 5% of Income Base taken in the fourth and fifth Benefit Years, after the Activation Date.

As of	Withdrawal Taken	Assumed Contract Value	Anniversary Value	Income Base	Income Credit Base	Income Credit	Maximum Annual Withdrawal Amount
3rd Anniversary	—	$310,000	$310,000	$310,000	$310,000	$14,816	$18,600
Year 4	$15,500	$315,000	—	$310,000	$310,000	—	$18,600
4th Anniversary	—	$310,000	$310,000	$310,775	$310,000	$775	$18,647
Year 5	$15,539	$302,000	—	$310,775	$310,000	—	$18,647
5th Anniversary	—	$305,000	$305,000	$311,550	$310,000	$775	$18,693
•	In year 4, a Lifetime Income amount of $15,500 was withdrawn.
•	In year 5, a Lifetime Income amount of $15,539 was withdrawn.
The values of the feature are impacted by Lifetime Income withdrawals taken as follows:
•	The Income Base and Income Credit Base are not reduced because the amount of the Lifetime Income withdrawal taken was less than the Maximum Annual Withdrawal Amount (“MAWA”).
○	In year 4, $15,500 was withdrawn and is less than MAWA of $18,600.
○	In year 5, $15,539 was withdrawn and is less than MAWA of $18,647.

•	The Income Credit Percentage used to determine the amounts of the Income Credit added on the 4th and 5th Benefit Year Anniversaries were reduced by the percent withdrawn (5.25% Income Credit Percentage – 5% withdrawal = 0.25% Income Credit Percentage).
Income Credit = $775 ($310,000 Income Credit Base x 0.25% Income Credit Percentage)
Note:    When the Income Base is increased due to the addition of the Income Credit, the Income Credit Base is not increased. The Income Credit Base is increased by the addition of subsequent Purchase Payments and when the Income Base is increased to the Higher Anniversary Value (as shown in Example 2 above).
Example 5: Impact of Taking Excess Withdrawals (in excess of the Maximum Annual Withdrawal Amount) after the Activation Date
The values shown below are based on the assumptions stated in Examples 1, 2, 3 and 4 above, in addition to the following:
•	Withdrawals of 8% of Income Base taken in the sixth and seventh Benefit Years.

As of	Withdrawal Taken	Assumed Contract Value	Anniversary Value	Income Base	Income Credit Base	Income Credit	Maximum Annual Withdrawal Amount
5th Anniversary	—	$305,000	$305,000	$311,550	$310,000	$775	$18,693
Year 6	$24,924	$280,000	—	$304,770	$303,253	—	$18,286
6th Anniversary	—	$290,000	$290,000	$304,770	$303,253	$0	$18,286
Year 7	$24,382	$260,000	—	$297,933	$296,451	—	$17,876
7th Anniversary	—	$230,000	$230,000	$297,933	$296,451	$0	$17,876
The values of the feature are impacted by taking withdrawals in excess of the Maximum Annual Withdrawal Amount (“MAWA”) after the Activation Date as follows:
•	The Income Base and Income Credit Base are reduced by the same proportion by which the contract value is reduced by the amount in excess of the MAWA.
○	In year 6, the reduction proportion was 2.1763% ([$24,924 - $18,693] / [$305,000 - $18,693]); the Income Base was reduced to $304,770 ($311,550 x [1 – 2.1763%]); the Income Credit Base was reduced to $303,253 ($310,000 x [1 – 2.1763%]); and the MAWA was reduced to $18,286 ($304,770 x 6.00%).
○	In year 7, the reduction proportion was 2.2433% ([$24,382 – $18,286] / [$290,000 - $18,286]); the Income Base was reduced to $297,933 ($304,770 x [1 – 2.2433%]); the Income Credit Base was reduced to $296,451 ($303,253 x [1 – 2.2433%]); and the MAWA was reduced to $17,876 ($297,933 x 6.00%).
•	The Income Credit Percentage is reduced to 0% because the withdrawal taken was in excess of the MAWA.
•	The MAWA is recalculated based on the reduced Income Base.
Example 6: Protected Income Payment
The values shown below are based on the assumptions stated in Examples 1, 2, 3, 4 and 5 above, in addition to the following:
•	Contract values as shown below and reduced to $0 in Year 11 due to market conditions.
•	No withdrawals taken after the seventh Benefit Year.

Values as of	Assumed Contract Value	Anniversary Value	Income Base	Income Credit Base	Income Credit	Maximum Annual Withdrawal Amount	Protected Income Payment
7th Anniversary	$230,000	$230,000	$297,933	$296,451	$0	$17,876	—
8th Anniversary	$150,000	$150,000	$313,496	$296,451	$15,564	$18,810	—
9th Anniversary	$100,000	$100,000	$329,060	$296,451	$15,564	$19,744	—
10th Anniversary	$50,000	$50,000	$344,624	$296,451	$15,564	$20,677	—
Year 11	$0	$0	$344,624	$296,451	—	$20,677	—
11th Anniversary	$0	$0	$344,624	$296,451	—	—	$13,785
•	The Protected Income Payment of $13,785 ($344,624 x 4%) will be paid for the lifetime of the Covered Person.
Examples 7-12 below assume election of Polaris Income Plus Daily Flex Income Option 1 (one Covered Person).

Example 7: Initial Values
The values shown below are based on the following assumptions:
•	Benefit Effective Date = contract issue date
•	Initial Purchase Payment = $100,000
•	Covered Person = Owner age 65 on the Benefit Effective Date
•	Maximum Annual Withdrawal Percentage = 6.00%

Value as of	Purchase Payments Invested	Contract Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount upon Activation
Benefit Effective Date	$100,000	$100,000	$100,000	$100,000	$6,000
•	Minimum Income Base = Income Base = Initial Purchase Payment = $100,000
•	Maximum Annual Withdrawal Amount = Income Base x Maximum Annual Withdrawal Percentage
= $100,000 x 6.00% = $6,000, if Lifetime Income is activated
Example 8: Impact of Increase in Income Base due to Daily Step-up Values, Adding Subsequent Purchase Payments, and Minimum Income Base at Benefit Year Anniversaries prior to the Activation Date
The values shown below are based on the assumptions stated in Example 7 above, in addition to the following:
•	Subsequent Purchase Payment invested in the 1st Benefit Year = $60,000
•	Subsequent Purchase Payment invested in the 2nd Benefit Year = $90,000
•	No withdrawals taken in the first 2 Benefit Years
•	The Maximum Annual Withdrawal Amounts in this example are only available if Lifetime Income is activated

Values as of	Purchase Payment Invested	Assumed Contract Value	Step-up Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount upon Activation
Benefit Effective Date	$100,000	$100,000	—	$100,000	$100,000	$6,000
Year 1 – Day 25	—	$102,000	$102,000	$100,000	$102,000	$6,120
Year 1 – Day 105	—	$105,000	$105,000	$100,000	$105,000	$6,300
Year 1 – Day 200	$60,000	$162,000	—	$160,000	$165,000	$9,900
Year 1 – Day 300	—	$166,000	$166,000	$160,000	$166,000	$9,960
1st Anniversary	—	$167,000	$167,000	$168,000	$168,000	$10,080
Year 2 – Day 180	$90,000	$250,000	—	$258,000	$258,000	$15,480
Year 2 – Day 250	—	$280,000	$280,000	$258,000	$280,000	$16,800
2nd Anniversary	—	$279,000	—	$270,500	$280,000	$16,800
The values of the feature are impacted by attaining the daily Step-up Values, adding subsequent Purchase Payments, and comparing to the Minimum Income Base at Benefit Year Anniversaries when no Lifetime Income withdrawals have been taken as follows:
•	If no withdrawals have been taken, the Income Base is increased to the Step-up Values on a daily basis and the Maximum Annual Withdrawal Amount (“MAWA”) is recalculated based on the new Income Base, only available after Lifetime Income is activated
•	The Income Base and the Maximum Annual Withdrawal Amount (“MAWA”) are recalculated at the time each subsequent Purchase Payment is received.
○	In year 1 – day 25, the Income Base was increased to the Step-up Value of $102,000 (Contract Value $102,000 is greater than the current Income Base $100,000) and the MAWA was increased to $6,120 ($102,000 x 6.00%).

○	In year 1 – day 105, the Income Base was increased to the Step-up Value of $105,000 (Contract Value $105,000 is greater than the current Income Base $102,000) and the MAWA was increased to $6,300 ($105,000 x 6.00%)
○	In year 1 – day 200, the Minimum Income Base was increased to $160,000 ($100,000 + $60,000 subsequent Purchase Payment), the Income Base was increased to $165,000 ($105,000 + $60,000 subsequent Purchase Payment) and the MAWA was increased to $9,900 ($165,000 x 6.00%).
•	While no Lifetime Income withdrawals have been taken, the Income Base continues to be increased to the Step-up Values on a daily basis and the Maximum Annual Withdrawal Amount (“MAWA”) is recalculated based on the new Income Base. At Benefit Year Anniversaries, the Income Base can also step up to the Minimum Income Base if the Minimum Income Base is greater than the current Income Base.
○	In year 1 – day 300, the Income Base was increased to the Step-up Value of $166,000 (Contract Value $166,000 is greater than the current Income Base $165,000) and the MAWA was increased to $9,960 ($166,000 x 6.00%).
○	On the 1st Benefit Year Anniversary, the Income Base was increased to the Minimum Income Base of $168,000 ($160,000 x 105%, Minimum Income Base $168,000 is greater than both Step-Up Value $167,000 and current Income Base $166,000) and the MAWA was increased to $10,080 ($168,000 x 6.00%).
○	In year 2 – day 180, the Income Base was increased to $258,000 ($168,000 + $90,000 subsequent Purchase Payment), and the MAWA was increased to $15,480 ($258,000 x 6.00%).
○	In year 2 – day 250, the Income Base was increased to the Step-up Value of $280,000 (Contract Value $280,000 is greater than the current Income Base $258,000) and the MAWA was increased to $16,800 ($280,000 x 6.00%).
○	On the 2nd Benefit Year Anniversary, the Income Base remained unchanged at $280,000 (current Income Base $280,000 is greater than Minimum Income Base $270,500 ($160,000 1st year Purchase Payments x 110% + $90,000 2nd year Purchase Payment x 105%) and the MAWA also remained unchanged at $16,800.
Example 9: Impact of Taking Withdrawals prior to the Activation Date
The values shown below are based on the assumptions stated in the Examples 7 and 8 above, in addition to the following:
•	Withdrawals of $5,000 was taken in Benefit Year 3, prior to the Activation Date.

Value as of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount upon Activation
2nd Anniversary	$279,000	—	—	$270,500	$280,000	$16,800
Year 3 – Day 45	$290,000	—	$290,000	$270,500	$290,000	$17,400
Year 3 – Day 155	$285,000	$5,000	—	$265,754	$284,912	$17,095
Year 3 – Day 275	$300,000	—	$300,000	$265,754	$300,000	$18,000
3rd Anniversary	$310,000	—	$310,000	$278,035	$310,000	$18,600
○	In year 3 – day 45, the Income Base was increased to the Step-up Value of $290,000 (Contract Value $290,000 is greater than the current Income Base $280,000) and the MAWA was increased to $17,400 ($290,000 x 6.00%).
○	In year 3 – day 155, the reduction proportion was 1.7544% ($5,000 Withdrawal/$285,000 Contract Value). The reduced Income Base was $284,912 ($290,000 x [1 – 1.7544%]) and the reduced MAWA was $17,095 ($284,912 x 6.00%). The reduced Minimum Income Base was $265,754 (110% x 1st year reduced Purchase Payments $157,193 [$160,000 x {1 – 1.7544%}] plus 105% x 2nd year reduced Purchase Payment $88,421 [$90,000 x {1 – 1.7544%}])
○	In year 3 – day 275, the Income Base was increased to the Step-up Value of $300,000 (Contract Value $300,000 Contract Value was greater than current Income Base $284,912) and the MAWA was increased to $18,000 ($300,000 x 6.00%).
○	On the third Benefit Year Anniversary, the Income Base was increased to the Step-up Value of $310,000 ($310,000 Contract Value $310,000 was greater than both current Income Base $300,000 and Minimum Income Base $278,035 (115% x $157,193 + 110% x $88,421) and the MAWA was increased to $18,600 ($310,000 x 6.00%).

Example 10: Impact of Taking Withdrawals up to the Maximum Annual Withdrawal Amount after the Activation Date
The values shown below are based on the assumptions stated in the Examples 7, 8 and 9 above, in addition to the following:
•	Withdrawals less than or equal MAWA are taken in the 4th and 5th Benefit Years, after the Activation Date.

Value as of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount upon Activation
3rd Anniversary	$310,000	—	$310,000	$287,035	$310,000	$18,600
Year 4 – Day 65	$315,000	—	$315,000	$287,035	$315,000	$18,900
Year 4 – Day 92	$312,000	$10,000	—	—	$315,000	$18,900
Year 4 – Day 350	$320,000	—	$320,000	—	$315,000	$18,900
4th Anniversary	$311,000	—	—	—	$320,000	$19,200
Year 5 – Day 75	$325,000	—	$325,000	—	$320,000	$19,200
Year 5 – Day 80	$322,000	$19,200	—	—	$320,000	$19,200
5th Anniversary	$317,000	—	—	—	$325,000	$19,500
Year 6 – Day 155	$330,000	—	$330,000	—	$325,000	$19,500
6th Anniversary	$329,000	—	—	—	$330,000	$19,800
•	In year 4, a Lifetime Income amount of $10,000, less than MAWA was withdrawn.
•	In year 5, a Lifetime Income amount of $19,200, equal to MAWA was withdrawn.
The values of the feature are impacted prior to and after the withdrawals are taken as follows:
•	Prior to the Activation Date, the Income Base is increased to the Step-up Values on a daily basis and the Maximum Annual Withdrawal Amount (MAWA) is recalculated based on the new Income Base.
○	In year 4 – day 65, the Income Base was increased to the Step-up Value of $315,000 (Contract Value $315,000 is greater than the current Income Base $310,000) and the MAWA was increased to $18,900 ($315,000 x 6.00%).
○	In year 4 – day 92, after the Activation Date, a Lifetime Income amount of $10,000 was withdrawn, and was less than the MAWA of $18,900. The Income Base ($315,000) and the MAWA ($18,900) remained unchanged.
•	After the first Lifetime Income withdrawal has been taken, The Minimum Income Base is no longer available, and the Income Base is not increased until the next Benefit Year Anniversary date, looking back at the Step-up Values following the first Lifetime Income withdrawal.
○	In year 4 – day 350, there was a Step-up Value of $320,000, but the Income Base ($315,000) and the MAWA ($18,900) remained unchanged.
○	On the 4th Benefit Year Anniversary date, the Income Base was increased to the Step-up Value $320,000 that had occurred between the date of the Lifetime Income withdrawal and the 4th Benefit Year Anniversary date, and the MAWA was increased to $19,200 ($320,000 x 6.00%).
•	Past the first Benefit Year Anniversary date after the first Lifetime Income withdrawal has been taken, the Income Base is not increased until the next Benefit Year Anniversary date, looking back at the Step-up Values in the immediately preceding Benefit Year.
○	In year 5 – day 75, there was a Step-up Value of $325,000, but the Income Base ($320,000) and the MAWA ($19,200) remained unchanged.
○	In year 5 – day 80, a Lifetime Income amount $19,200 was withdrawn and was equal to the MAWA of $19,200. The Income Base ($320,000) and the MAWA ($19,200) remained unchanged.
○	On the 5th Benefit Year Anniversary date, the Income Base was increased to the Step-up Value $325,000 that had occurred during the immediately preceding Benefit Year, and the MAWA was increased to $19,500 ($325,000 x 6.00%).
○	In year 6 – day 155, there was a Step-up Value of $330,000, but the Income Base ($325,000) and the MAWA ($19,500) remained unchanged.

○	On the 6th Benefit Year Anniversary date, the Income Base was increased to the Step-up Value $330,000 that had occurred during the immediately preceding Benefit Year, and the MAWA was increased to $19,800 ($330,000 x 6.00%).
Example 11: Impact of Taking Excess Withdrawals (in excess of the Maximum Annual Withdrawal Amount) after the Activation Date
The values shown below are based on the assumptions stated in the Examples 7, 8, 9 and 10 above, in addition to the following:
•	Withdrawal of 8% of Income Base taken in the 6th and 7th contract years.

Value as of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Income Base	Maximum Annual Withdrawal Amount
6th Anniversary	$329,000	—	—	$330,000	$19,800
Year 7 – Day 37	$321,000	$26,400	—	$322,769	$19,366
Year 7 – Day 362	$325,000	—	$325,000	$322,769	$19,366
7th Anniversary	$317,000	—	—	$325,000	$19,500
Year 8 – Day 46	$307,000	$26,000	—	$317,652	$19,059
8th Anniversary	$270,000	—	—	$317,652	$19,059
The values of the feature are impacted by taking withdrawals in excess of the Maximum Annual Withdrawal Amount (“MAWA”) as follows:
•	The Income Base and Income Credit Base are reduced by the same proportion by which the contract value is reduced by the amount in excess of the MAWA.
○	In year 7 – day 37, the reduction proportion is 2.1912% ([$26,400 - $19,800] / [$321,000 - $19,800]); the reduced Income Base was $322,769 ($330,000 x [1 – 2.1912%]) and the reduced MAWA was $19,366 ($322,769 x 6.00%).
○	In year 7 – day 362, there was a Step-up Value of $325,000, but the Income Base ($322,769) and the MAWA ($19,366) remained unchanged.
○	On the 7th Benefit Year Anniversary date, the Income Base was increased to the Step-up Value $325,000 that had occurred after the Excess Withdrawal, and the MAWA was increased to $19,500 ($325,000 x 6.00%).
○	In year 8 – day 46, the reduction proportion was 2.2609% ([$26,000 – $19,500] / [$307,000 - $19,500]); the reduced Income Base was $317,652 ($325,000 x [1 – 2.2609%]); and the reduced MAWA was $19,059 ($317,652 x 6.00%).
Example 12: Protected Income Payment
The values shown below are based on the assumptions stated in Examples 7, 8, 9, 10 and 11 above, in addition to the following:
•	Contract value as shown and reduced to $0 in Year 12 due to market conditions.
•	MAWA withdrawals were taken every year.
•	There were no Step-up Values after the 8th Benefit Year Anniversary date.

Value as of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Income Base	Maximum Annual Withdrawal Amount	Protected Income Payment
8th Anniversary	$270,000	—	—	$317,652	$19,059	—
9th Anniversary	$150,000	$19,059	—	$317,652	$19,059	—
10th Anniversary	$100,000	$19,059	—	$317,652	$19,059	—
11th Anniversary	$50,000	$19,059	—	$317,652	$19,059	—
Year 12 – Day 81	$0	$19,059	—	$317,652	$19,059	—
12th Anniversary	$0	$0	—	$317,652	—	$12,706
•	The Protected Income Payment of $12,706 ($317,652 x 4%) will be paid for the lifetime of the Covered Person.

Appendix E – Death Benefits Following Spousal Continuation

If your contract was issued between May 1, 2017 and September 8, 2019 and you did not elect the Polaris Income Plus Flex or Polaris Income Plus Daily Flex Living Benefit, please see Appendix I - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION BETWEEN MAY 1, 2017 AND SEPTEMBER 8, 2019.
If your contract was issued between May 1, 2019 and September 8, 2019 and you elected either the Polaris Income Plus Flex or Polaris Income Plus Daily Flex Living Benefit, please see this appendix for the Death Benefits Following Spousal Continuation applicable to your contract.
The following details the Contract Value, Return of Purchase Payment and Maximum Anniversary Value death benefits payable upon the Continuing Spouse’s death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether a Living Benefit was elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse’s date of death.
Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.
We define “Continuation Net Purchase Payments” as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered the initial Continuation Purchase Payment. We define “Continuation Purchase Payments” as Purchase Payments made on or after the Continuation Date.
The term “withdrawals” as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.
The term “Withdrawal Adjustment” is used, if a living benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. Any withdrawal taken prior to the Activation Date reduces the death benefit proportionately by the percentage by which each withdrawal reduced the contract value. Any withdrawal taken on or after the Activation Date reduces the death benefit as follows:
•	If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse’s 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal.
•	If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse’s
81st birthday and are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”) by the percentage by which the Excess Withdrawal reduced the resulting contract value.
•	If a withdrawal is taken on or after the Continuing Spouse’s 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.
The Company will not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations described below assume that no Purchase Payments are received on or after the Continuing Spouse’s 86th birthday.
Contract Value Death Benefit Payable Upon Continuing Spouse’s Death
The Contract Value death benefit, included in the contract for no additional fee, will be equal to the contract value on the business day during which we receive all required documentation.
The Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit, if elected, are calculated differently depending on whether the original Owner had elected a Living Benefit, described above.
Return of Purchase Payment and Maximum Anniversary Value death benefit Payable Upon Continuing Spouse’s Death:
A.	The following describes the Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit without election of a Living Benefit:
1.	Return of Purchase Payment death benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.	Contract value; or
b.	Continuation Net Purchase Payments.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the Return of Purchase Payment death benefit fee will no longer be deducted as of the Continuation Date.
2.	Maximum Anniversary Value death benefit

If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:
a.	Contract value; or
b.	Continuation Net Purchase Payments; or
c.	Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death, plus any Continuation Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.
If the Continuing Spouse is age 81-85 on the Continuation Date, the death benefit will be the Return of Purchase Payment death benefit, described above and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date. Instead, the Return of Purchase Payment death benefit fee will be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
B.	The following describes the Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit with election of a Living Benefit:
1.	Return of Purchase Payment death benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.	Contract value; or
b.	Continuation Purchase Payments received reduced by:
(i)	any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or
(ii)	any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Return of Purchase Payment death benefit fee will no longer be deducted as of the Continuation Date.
2.	Maximum Anniversary Value death benefit
If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:
a.	Contract value; or
b.	Continuation Purchase Payments received reduced by:
(i)	any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or
(ii)	any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
c.	Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death and reduced by:
(i)	any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or
(ii)	any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
The anniversary value for any year is equal to the contract value on the applicable anniversary.
If the Continuing Spouse is age 81-85 on the Continuation Date, the death benefit will be the Return of Purchase Payment death benefit, described above and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date. Instead, the Return of Purchase Payment death benefit fee will be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
We reserve the right to modify, suspend or terminate the Spousal Continuation provision (in its entirety or any component) at any time for prospectively issued contracts.

Appendix F – DEATH BENEFITS AND SPOUSAL CONTINUATION DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2017

Certain Death Benefits are no longer offered or have changed since first being offered. None of the death benefits described below are currently being offered. If your contract was issued prior to May 1, 2017 and you elected the standard death benefit option or the optional Maximum Anniversary Value death benefit, the following provisions are applicable to the benefit you elected.
Death Benefit Defined Terms
Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.
Standard Death Benefit
If you elected the standard death benefit, the Separate Account charge for your contract without election of any optional death benefit is 1.30% and includes the return of Purchase Payment Death Benefit fee of 0.15% as follows:
Separate Account Annual Expenses for Contracts issued prior to May 1, 2017
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Separate Account Charge	1.30%
Maximum Anniversary Value Death Benefit Fee, if elected	0.25%
Maximum Separate Account Annual Expenses	1.55%
STANDARD DEATH BENEFIT
The following describes the standard death benefit without election of a living benefit:
The standard death benefit is the greater of:
1.	Contract value; or
2.	Net Purchase Payments.
The following describes the standard death benefit with election of a living benefit:
The standard death benefit is the greater of:
1.	Contract value; or
2.	Purchase Payments received prior to the first contract anniversary reduced by:
a.	any Withdrawal Adjustments, as defined above, if the living benefit has not been terminated; or
b.	any Withdrawal Adjustments, as defined above, prior to the date the living benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the living benefit is terminated.
MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT
For an additional fee, you may elect the Maximum Anniversary Value death benefit described below which can provide greater protection for your Beneficiaries. You may only elect the Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the Maximum Anniversary Value death benefit is 0.25% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 81st birthday.
The following describes the Maximum Anniversary Value death benefit without election of a living benefit:
The death benefit is the greatest of:
1.	Contract value; or
2.	Net Purchase Payments; or
3.	Maximum Anniversary Value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.
The following describes the Maximum Anniversary Value death benefit with election of a living benefit:
The death benefit is the greatest of:
1.	Contract value; or
2.	Purchase Payments received prior to the first contract anniversary reduced by:
a.	any Withdrawal Adjustments, if the living benefit has not been terminated: or
b.	any Withdrawal Adjustments, prior to the date the living benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the living benefit is terminated; or
3.	Maximum Anniversary Value on any contract anniversary prior to the earlier of your 83rd birthday or date of death and reduced by:
a.	any Withdrawal Adjustments since that contract anniversary, if the living benefit has not been terminated; or

b.	any Withdrawal Adjustments since that contract anniversary, prior to the date the living benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the living benefit is terminated.
The anniversary value for any year is equal to the contract value on the applicable anniversary.
DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
The following provisions apply to the standard death benefit and the Maximum Anniversary Value death benefit payable upon the Continuing Spouse’s death.
The following describes the standard death benefit and the Maximum Anniversary Value death benefit without election of a living benefit:
1.	Standard Death Benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.	Contract value; or
b.	Continuation Net Purchase Payments.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.
2.	Maximum Anniversary Value Death Benefit
If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:
a.	Contract value; or
b.	Continuation Net Purchase Payments; or
c.	Maximum Anniversary Value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death, plus any Continuation Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.
If the Continuing Spouse is age 81-85 on the Continuation Date, then the death benefit will be the Standard Death Benefit described above and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
The following describes the standard death benefit and the Maximum Anniversary Value death benefit with election of a living benefit:
1.	Standard Death Benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.	Contract value; or
b.	Continuation Purchase Payments received prior to the first contract anniversary reduced by:
(i)	any Withdrawal Adjustments after the Continuation Date, if the living benefit has not been terminated; or
(ii)	any Withdrawal Adjustments after the Continuation Date, prior to the date the living benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the living benefit is terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value.
2.	Maximum Anniversary Value Death Benefit
If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:
a.	Contract value; or
b.	Continuation Purchase Payments received prior to the first contract anniversary reduced by:
(i)	any Withdrawal Adjustments after the Continuation Date, if the living benefit has not been terminated; or
(ii)	any Withdrawal Adjustments after the Continuation Date, prior to the date the living benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the living benefit is terminated.

c.	Maximum Anniversary Value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death and reduced by:
(i)	any Withdrawal Adjustments since that contract anniversary, if the living benefit has not been terminated; or
(ii)	any Withdrawal Adjustments since that contract anniversary, prior to the date the living benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the living benefit is terminated.
The anniversary value for any year is equal to the contract value on the applicable anniversary.
If the Continuing Spouse is age 81-85 on the Continuation Date, the death benefit will be the Standard Death Benefit with election of a Living Benefit, described above and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

Appendix G – Living Benefits for Contracts Issued Prior to aPRIL 30, 2020

None of the living benefits described below are currently being offered.
Effective January 15, 2016, if you have elected a living benefit feature and your contract was issued prior to September 9, 2019, unless you elected either the Polaris Income Plus Flex or Polaris Income Plus Daily Flex Living Benefit feature, we will not accept subsequent Purchase Payments on or after the 1st contract anniversary from your contract issue date. You may not establish a future automatic subsequent purchase payment plan, and any current payment plan has been terminated.

Polaris Income Plus Flex & Polaris Income Plus Daily Flex	G-1
Polaris Income Plus Flex & Polaris Income Plus Daily Flex Fee	G-15
Polaris Income Plus Daily	G-20
Polaris Income Plus Daily Fee	G-27
Polaris Income Plus	G-30
Polaris Income Plus Fee	G-37
Polaris Income Builder	G-41
Polaris Income Builder Fee	G-46

Polaris Income PLUS FLEX and POLARIS INCOME PLUS DAILY FLEX
If your contract was issued prior to April 30, 2020 and you elected the Polaris Income Plus Flex or Polaris Income Plus Daily Flex living benefit, the following provisions are applicable to the feature you elected.
Below is a glossary of Living Benefit Terms and a summary of the key features of the optional Living Benefits offered in your contract.
Glossary of Living Benefit Terms
Activation Date
The date on which your Lifetime Income is activated. Upon activation of Lifetime Income, changes cannot be made to the Covered Person(s) or Income Options.
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the Contract Issue Date.
Benefit Quarter
Each consecutive 3-month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day. For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the Contract Issue Date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Covered Person Changes
The Covered Person(s) may be changed in the event of Life Change Event prior to or on the Activation Date. No further changes may be made to the Covered Person(s) after the Activation Date.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year after the Activation Date and exceeds the greater of the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable or the Required Minimum Distribution amount as calculated by the Annuity Service Center. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.
Higher Anniversary Value
For Polaris Income Plus Flex, the current Anniversary Value that is greater than the current Income Base.
Income Base
The Income Base is a value used to determine the Living Benefit fee and the maximum amount that may be withdrawn each Benefit Year after the Activation Date without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the lifetime of the Covered Person(s), if and when the contract value is reduced to zero, but the Income Base is still greater than zero, or upon the Latest Annuity Date.

Income Credit
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:
Optional Living Benefit	Income Credit (as a percentage of the Income Credit Base)	Income Credit Availability Prior to the Activation Date	Income Credit Availability On or After Activation Date
Polaris Income Plus Flex	5.25% (For contracts purchased on or after March 30, 2020) 6% (For contracts purchased prior to March 30, 2020)	Available during the first 12 Benefit Years – the Income Credit Base and Income Base are reduced proportionately for any withdrawals taken prior to the Activation Date	Available during the first 12 Benefit Years – the Income Credit is reduced, but not eliminated in any Benefit Year in which cumulative withdrawals are less than the applicable Income Credit Percentage
Polaris Income Plus Daily Flex	Not available
Income Credit Base
Applicable to Polaris Income Plus Flex only, the Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.
Income Credit Percentage
Applicable to Polaris Income Plus Flex only, a percentage of the Income Credit Base used to determine the Income Credit amount during the Income Credit Period. Please refer to Income Credit above for the Income Credit Percentage applicable to your contract.
Income Credit Period
Applicable to Polaris Income Plus Flex only, the period of time over which we calculate the Income Credit, which is the first 12 Benefit Years.
Income Option
The Income Option is elected by You at contract issue. The Maximum Annual Withdrawal Amounts and Protected Income Payments offered in each Income Option vary by age and whether you elect one or two Covered Persons.
Income Option Change
A one-time opportunity to change the Income Option of your initial Living Benefit election on the Activation Date.
Investment Requirements
In order to elect the Living Benefit, you must invest your money in accordance with certain requirements outlined below under “Are there investment requirements if I elect a Living Benefit?”
Life Change Event
A change to the Covered Person(s) upon marriage, divorce or death if prior to the Activation Date.
Lifetime Income
Any withdrawal taken on or after the Activation Date that is all or part of the Maximum Annual Withdrawal Amount or Protected Income Payment.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year on or after activating Lifetime Income and while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year after activating Lifetime Income and while the contract value is greater than zero.
Minimum Income Base for Polaris Income Plus Flex
The Minimum Income Base is a guaranteed minimum amount of the Income Base which is calculated on the 12th Benefit Anniversary if you have not activated Lifetime Income. Any withdrawals taken prior to activating Lifetime Income will proportionately reduce the Purchase Payments used to calculate the Minimum Income Base. If you activate Lifetime Income before the 12th Benefit Anniversary, you will not be eligible to receive the increase to the Income Base on the 12th Benefit Anniversary. The Minimum Income Base amount is calculated as a percentage of Purchase Payments as follows:
Minimum Income Base Period	Minimum Income Base Percentage (as a Percentage of the Purchase Payments*)
Activation Date on or after the 12th Benefit Year Anniversary	200% of Purchase Payments* received in the 1st Benefit Year, plus 100% of Purchase Payments* received after the 1st Benefit Year
*	Purchase Payments reduced proportionately for withdrawals taken prior to the Activation Date.

Minimum Income Base for Polaris Income Plus Daily Flex
The Minimum Income Base is a guaranteed minimum amount of the Income Base calculated on each Benefit Year Anniversary prior to the Activation Date and up to the 15th Benefit Year Anniversary. An annual Minimum Income Base Percentage of 5% will be applied to Purchase Payments received prior to that Benefit Year Anniversary during the Minimum Income Base period, as long as the Activation Date is after each Benefit Year Anniversary indicated as follows:
Minimum Income Base Period (Lifetime Income is not activated prior to the Benefit Year Anniversary)	Minimum Income Base Percentage (as a Percentage of the Purchase Payments)
1st Benefit Year Anniversary	105%
2nd Benefit Year Anniversary	110%
3rd Benefit Year Anniversary	115%
4th Benefit Year Anniversary	120%
5th Benefit Year Anniversary	125%
6th Benefit Year Anniversary	130%
7th Benefit Year Anniversary	135%
8th Benefit Year Anniversary	140%
9th Benefit Year Anniversary	145%
10th Benefit Year Anniversary	150%
11th Benefit Year Anniversary	155%
12th Benefit Year Anniversary	160%
13th Benefit Year Anniversary	165%
14th Benefit Year Anniversary	170%
15th Benefit Year Anniversary	175%
Prior to the Activation Date, any withdrawals taken will proportionately reduce all Purchase Payments used in the calculation of the Minimum Income Base. The Minimum Income Base is only available in the first 15 Benefit Years, or upon the Activation Date, if earlier.
Protected Income Payment
The amount to be paid each year over the lifetime of the Covered Person(s) after the Activation Date, if and when the contract value is reduced to zero, but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
Step-up Value
If you elect Polaris Income Plus Daily Flex, the Step-Up Value is used to determine the Income Base on a daily basis. The Step-Up Value is equal to the current contract value on any day where the current contract value is greater than the current Income Base due to favorable market performance.
Polaris Income Plus Flex and Polaris Income Plus Daily Flex
How does Polaris Income Plus Flex work?
Polaris Income Plus Flex® locks in the greater of two values to determine the Income Base. The Income Base is initially equal to the first Purchase Payment. The Income Base is automatically locked in on each Benefit Year Anniversary, as the greater of (1) the Higher Anniversary Value, or (2) the Income Base increased by any available Income Credit.
Polaris Income Plus Flex offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the contract’s Higher Anniversary Value, or an Income Base with an annual Income Credit, if any. If you elect Polaris Income Plus Flex, you may choose from Income Options 1, 2 or 3, but must elect the date on which your Lifetime Income is activated (the “Activation Date”).
Polaris Income Plus Flex allows you flexibility to make a one-time change to your initial elections of: 1) Covered Person(s) (the “Covered Person Change”) and 2) Income Options (the “Income Option Change”) on the Activation Date. The Covered Person Change is also permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of one of the original Covered Person(s). You may take withdrawals prior to the Activation Date that will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage, but any such withdrawals will proportionately reduce the Income Base, Income Credit Base (if applicable), and Purchase Payments used in the calculation of the Minimum Income Base. Note: If the Activation Date is prior to the specified Benefit Year Anniversary, you will no longer be eligible for the Minimum Income Base on the Benefit Year Anniversary.
The annual Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years. The Income Credit is determined by multiplying the applicable Income Credit Percentage by the Income Credit Base. The Income Credit Percentage may be reduced if withdrawals are taken, as described below.
Prior to Activation Date, if withdrawals are taken, the Income Credit Percentage is not reduced, but any applicable Income Credit amount is reduced because it will be based on the proportionately reduced Income Credit Base.
On or after the Activation Date, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than the applicable Income Credit Percentage, thereby providing a guarantee that income can continue to increase during the first 12 years even after starting withdrawals. After the first 12 years, the Income Base may only increase to the Higher Anniversary Value.
If the Activation Date is after the 12th contract anniversary, and you do not take any withdrawals during the first

12 years, you will be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. Please see “How do increases to the Income Base and Income Credit Base work under Polaris Income Plus Flex?” below.
How does Polaris Income Plus Daily Flex work?
Polaris Income Plus Daily Flex® offers guaranteed lifetime income plus the opportunity to increase income by locking in Step-up Values. If you elect Polaris Income Plus Daily Flex, you may choose from Income Options 1, 2, or 3, but must elect the date on which your Lifetime Income is activated (the “Activation Date”).
Polaris Income Plus Daily Flex allows you flexibility to make a one-time change to your initial elections of: 1) Covered Person(s) (the “Covered Person Change”) and 2) Income Option (the “Income Option Change”) on the Activation Date. The Covered Person(s) Change is permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of the original Covered Person(s). At least one of the original named Covered Person(s) must remain on the contract. You may take withdrawals prior to the Activation Date that will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage, but any such withdrawals will proportionately reduce the Income Base, Income Credit (if applicable), and Purchase Payments used in the calculation of the Minimum Income Base.
Prior to the Activation Date, the Income Base step-ups, if any, occur on a daily basis. The Income Base is the basis for the Covered Person(s)’ Lifetime Income. The Income Base is initially equal to the first Purchase Payment, increased by any subsequent Purchase Payments, if any, and reduced proportionately for any withdrawals made. In addition, if the Activation Date is not prior to the specified Benefit Year Anniversary, you will be eligible for the Minimum Income Base on the Benefit Year Anniversary. The Minimum Income Base is a specified percentage of the Purchase Payment(s). The Purchase Payment(s) used to calculate the Minimum Income Base are reduced for any withdrawals taken prior to the Activation Date.
On or after the Activation Date, while both the Income Base and the contract values are greater than zero, the Income Base may only be increased on the Benefit Year Anniversary dates, looking back at the prior Benefit Year’s Step-up Values and subsequent Purchase Payments, if any. Please see “How do increases in the Income Base work under Polaris Income Plus Daily Flex?” below.
What are the differences between Polaris Income Plus Flex and Polaris Income Plus Daily Flex?
Living Benefit Parameter	Polaris Income Plus Flex	Polaris Income Plus Daily Flex
Initial Annual Fee	1.25% One Covered Person 1.25% Two Covered Persons
Minimum Income Base	Minimum Income Base Percentage: 200% of Purchase Payments received in 1st Benefit Year
100% of Purchase Payments received after 1st Benefit Year
	Minimum Income Base Period: 12 years if Lifetime Income is NOT activated	Range of Minimum Income Base Percentage: 105% - 175% Minimum Income Base Period: Years 1-15; upon the Activation Date, no further adjustments are made to the Minimum Income Base
Income Credit – Prior to the Activation Date	Income Credit available in first 12 Benefit Years – the Income Credit Base and Income Base are reduced proportionately for any withdrawals taken prior to the Activation Date	N/A
Income Credit – On or After the Activation Date	Income Credit available in first 12 Benefit Years – the Income Credit is reduced, but not eliminated in any Benefit Year on or after the Activation date in which cumulative withdrawals are less than the applicable Income Credit Percentage	N/A
Frequency of Step-up Values	Annual	Daily
Investment Requirements	10% in Secure Value Account 90% in Variable Portfolios (total of 19 investment options)	Allocation Structure:
10% in Secure Value Account
90% in Variable Portfolios
Asset Allocation Portfolios (38 investment options)
or
Build Your Own Allocation
(79 investment options that cross 12 asset classes)
What determines the amount I can receive each year?
The amount that you receive depends on whether there are one or two Covered Person(s), the age of the Covered Person(s) and whether your contract value is greater than or equal to zero on the Activation Date.

While the contract value is greater than zero and on or after the Activation Date, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) on the Activation Date.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income
Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) on the Activation Date. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?”and “What happens to my living benefit upon the Latest Annuity Date?”below.
Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Table
The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.
POLARIS INCOME PLUS FLEX
If your contract was purchased between March 30, 2020 and April 29, 2020, and you elected the optional Polaris Income Plus Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Flex Income Option 1	Polaris Income Plus Flex Income Option 2	Polaris Income Plus Flex Income Option 3
One Covered Person (Age 45 - 59)	3.50% / 3.00%(2)	3.50% / 3.00%(2)	2.75% / 2.75%
One Covered Person (Age 60 - 64)	4.50% / 3.00%(2)	4.50% / 3.00%(2)	3.25% / 3.25%
One Covered Person (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
One Covered Person (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
Two Covered Persons (Age 45 - 59)	3.00% / 3.00%(3)	3.00% / 3.00%(3)	2.50% / 2.50%
Two Covered Persons (Age 60 - 64)	4.00% / 3.00%(3)	4.00% / 3.00%(3)	3.00% / 3.00%
Two Covered Persons (Age 65 - 71)	5.50% / 4.00%	6.50% / 3.00%	4.25% / 4.25%
Two Covered Persons (Age 72 and Older)	6.00% / 4.00%	7.00% / 3.00%	4.50% / 4.50%
(1)	If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)	If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3)	If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.
If your contract was purchased between October 7, 2019 and March 29, 2020, and you elected the optional Polaris Income Plus Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Flex Income Option 1	Polaris Income Plus Flex Income Option 2	Polaris Income Plus Flex Income Option 3
One Covered Person (Age 45 - 59)	4.00% / 3.00%(2)	4.00% / 3.00%(2)	3.25% / 3.25%
One Covered Person (Age 60 - 64)	5.00% / 3.00%(2)	5.00% / 3.00%(2)	3.75% / 3.75%
One Covered Person (Age 65 - 71)	6.50% / 4.00%	7.50% / 3.00%	5.25% / 5.25%
One Covered Person (Age 72 and Older)	7.00% / 4.00%	8.00% / 3.00%	5.50% / 5.50%
Two Covered Persons (Age 45 - 59)	3.50% / 3.00%(3)	3.50% / 3.00%(3)	3.00% / 3.00%
Two Covered Persons (Age 60 - 64)	4.50% / 3.00%(3)	4.50% / 3.00%(3)	3.50% / 3.50%
Two Covered Persons (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
Two Covered Persons (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
(1)	If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.

(2)	If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3)	If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.
If your contract was purchased between May 1, 2019 and October 6, 2019, and you elected the optional Polaris Income Plus Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Flex Income Option 1	Polaris Income Plus Flex Income Option 2	Polaris Income Plus Flex Income Option 3
One Covered Person (Age 45 - 59)	4.50% / 3.00%(2)	4.50% / 3.00%(2)	3.75% / 3.75%
One Covered Person (Age 60 - 64)	5.50% / 3.00%(2)	5.50% / 3.00%(2)	4.25% / 4.25%
One Covered Person (Age 65 - 71)	6.50% / 4.50%	7.50% / 3.50%	5.50% / 5.50%
One Covered Person (Age 72 and Older)	7.00% / 4.50%	8.00% / 3.50%	5.75% / 5.75%
Two Covered Persons (Age 45 - 59)	3.50% / 3.00%(3)	3.50% / 3.00%(3)	3.25% / 3.25%
Two Covered Persons (Age 60 - 64)	4.50% / 3.00%(3)	4.50% / 3.00%(3)	3.75% / 3.75%
Two Covered Persons (Age 65 - 71)	6.00% / 4.50%	7.00% / 3.50%	5.00% / 5.00%
Two Covered Persons (Age 72 and Older)	6.50% / 4.50%	7.50% / 3.50%	5.25% / 5.25%
(1)	If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)	If One Covered Person is elected, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3)	If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.
POLARIS INCOME PLUS DAILY FLEX
If your contract was purchased between March 30, 2019 and April 29, 2020, and you elected the optional Polaris Income Plus Daily Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Daily Flex Income Option 1	Polaris Income Plus Daily Flex Income Option 2	Polaris Income Plus Daily Flex Income Option 3
One Covered Person (Age 45 - 59)	3.25% / 2.75%(2)	3.25% / 2.75%(2)	2.50% / 2.50%
One Covered Person (Age 60 - 64)	4.25% / 2.75%(2)	4.25% / 2.75%(2)	3.00% / 3.00%
One Covered Person (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
One Covered Person (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
Two Covered Persons (Age 45 - 59)	2.75% / 2.75%(3)	2.75% / 2.75%(3)	2.25% / 2.25%
Two Covered Persons (Age 60 - 64)	3.75% / 2.75%(3)	3.75% / 2.75%(3)	2.75% / 2.75%
Two Covered Persons (Age 65 - 71)	5.50% / 4.00%	6.50% / 3.00%	4.25% / 4.25%
Two Covered Persons (Age 72 and Older)	6.00% / 4.00%	7.00% / 3.00%	4.50% / 4.50%
(1)	If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)	If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3)	If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.

If your contract was purchased between October 7, 2019 and March 29, 2020, and you elected the optional Polaris Income Plus Daily Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Daily Flex Income Option 1	Polaris Income Plus Daily Flex Income Option 2	Polaris Income Plus Daily Flex Income Option 3
One Covered Person (Age 45 - 59)	3.75% / 2.75%(2)	3.75% / 2.75%(2)	3.00% / 3.00%
One Covered Person (Age 60 - 64)	4.75% / 2.75%(2)	4.75% / 2.75%(2)	3.50% / 3.50%
One Covered Person (Age 65 - 71)	6.50% / 4.00%	7.50% / 3.00%	5.25% / 5.25%
One Covered Person (Age 72 and Older)	7.00% / 4.00%	8.00% / 3.00%	5.50% / 5.50%
Two Covered Persons (Age 45 - 59)	3.25% / 2.75%(3)	3.25% / 2.75%(3)	2.75% / 2.75%
Two Covered Persons (Age 60 - 64)	4.25% / 2.75%(3)	4.25% / 2.75%(3)	3.25% / 3.25%
Two Covered Persons (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
Two Covered Persons (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
(1)	If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)	If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3)	If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.
If your contract was purchased between May 1, 2019 and October 6, 2019, and you elected the optional Polaris Income Plus Daily Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Daily Flex Income Option 1	Polaris Income Plus Daily Flex Income Option 2	Polaris Income Plus Daily Flex Income Option 3
One Covered Person (Age 45 - 59)	4.25% / 2.75%(2)	4.25% / 2.75%(2)	3.50% / 3.50%
One Covered Person (Age 60 - 64)	5.25% / 3.00%(2)	5.25% / 3.00%(2)	4.00% / 4.00%
One Covered Person (Age 65 - 71)	6.50% / 4.50%	7.50% / 3.50%	5.50% / 5.50%
One Covered Person (Age 72 and Older)	7.00% / 4.50%	8.00% / 3.50%	5.75% / 5.75%
Two Covered Persons (Age 45 - 59)	3.25% / 2.75%(3)	3.25% / 2.75%(3)	3.00% / 3.00%
Two Covered Persons (Age 60 - 64)	4.25% / 3.00%(3)	4.25% / 3.00%(3)	3.50% / 3.50%
Two Covered Persons (Age 65 - 71)	6.00% / 4.50%	7.00% / 3.50%	5.00% / 5.00%
Two Covered Persons (Age 72 and Older)	6.50% / 4.50%	7.50% / 3.50%	5.25% / 5.25%
(1)	If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)	If One Covered Person is elected, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3)	If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.

Are there investment requirements if I elect a Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA Fixed Account or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.

Investment Requirements for Polaris Income Plus Flex Income Option 1, 2 or 3
If you elect Polaris Income Plus Flex, you must allocate your assets in accordance with the following:
10% Secure Value Account	Up to 90% in one or more of the following Variable Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money Market Fund
PIMCO Total Return
SA American Funds VCP Managed Allocation*
SA BlackRock VCP Global Multi Asset*
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA Invesco VCP Equity-Income*
SA JPMorgan MFS Core Bond
SA PIMCO VCP Tactical Balanced*
SA Schroders VCP Global Allocation*
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
SA Wellington Government and Quality Bond
SA Wellington Real Return
DCA Fixed Accounts**
6-Month DCA
1-Year DCA
* You may invest up to a maximum of 50% in each of these Variable Portfolios.
** You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.
Investment Requirements for Polaris Income Plus Daily Flex Income Option 1, 2 or 3
If you elect Polaris Income Plus Daily Flex, you must allocate your assets in accordance with the option below or Build Your Own Allocation:
10% Secure Value Account	Asset Allocation Portfolios
Up to 90% in one or more of the following Variable Portfolios:
Individually Managed Asset Allocation Portfolios:
SA American Funds Asset Allocation
SA Goldman Sachs Multi-Asset Insights
SA JPMorgan Diversified Balanced
SA Legg Mason Tactical Opportunities
SA MFS Total Return
SA PGI Asset Allocation
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Strategic Multi-Asset
Actively Managed Fund-of-Funds:
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
Index Fund-of-Funds Portfolios:
SA Global Index Allocation 90/10
SA Global Index Allocation 75/25
SA Global Index Allocation 60/40
SA Index Allocation 90/10
SA Index Allocation 80/20
SA Index Allocation 60/40
Volatility Control Portfolios:
SA American Funds VCP Managed Allocation
SA BlackRock VCP Global Multi Asset
SA Invesco VCP Equity-Income
SA PIMCO VCP Tactical Balanced
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
Fixed Income Portfolios
Goldman Sachs VIT Government Money Market Fund
PIMCO Total Return
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Immediate Index
SA Fixed Income Index
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government & Quality Bond
SA Wellington Real Return
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
* You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.

Build Your Own Allocation
You must allocate your assets in accordance with the following: 10% of your total Purchase Payments in the Secure Value Account. The remaining 90% of your total Purchase Payments must be allocated in the following Investment Groups:
FIXED INCOME PORTFOLIOS Investment Requirement Minimum 18% Maximum 90%
Money Market Portfolio:
Goldman Sachs VIT Government Money Market Fund
Core Fixed Income Portfolios:
PIMCO Total Return
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government & Quality Bond
SA Wellington Real Return
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
Fixed Accounts
1-Year Fixed (if available)

PRIMARY EQUITY AND ASSET ALLOCATION PORTFOLIOS Investment Requirement Minimum 0% Maximum 72%**
Global & International Portfolios:
SA Emerging Markets Equity Index
SA International Index
SA JPMorgan Global Equities
SA Morgan Stanley International Equities
Large Core Portfolios:
SA American Funds Growth-Income
SA Franklin U.S. Equity Smart Beta
SA Large Cap Index
SA MFS Massachusetts Investors Trust
SA Oppenheimer Main Street Large Cap
Large Value Portfolios:
Invesco V.I. Comstock
Invesco V.I. Growth and Income
Lord Abbett Growth and Income
SA Dogs of Wall Street
SA JPMorgan Equity-Income
SA Large Cap Value Index
SA Legg Mason BW Large Cap Value
Large Growth Portfolios:
Invesco V.I. American Franchise
SA AB Growth
SA American Funds Growth
SA Janus Focused Growth
SA Large Cap Growth Index
SA MFS Blue Chip Growth
SA Wellington Capital Appreciation
Small & Mid Cap Portfolios:
SA Mid Cap Index
SA Small Cap Index
Asset Allocation Portfolios:
Franklin Allocation VIP Fund
Franklin Income VIP Fund
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
PRIMARY EQUITY AND ASSET ALLOCATION PORTFOLIOS - CONTINUED Investment Requirement Minimum 0% Maximum 72%**
SA American Funds Asset Allocation
SA Global Index Allocation 60/40
SA Global Index Allocation 75/25
SA Global Index Allocation 90/10
SA Goldman Sachs Multi-Asset Insights
SA Index Allocation 60/40
SA Index Allocation 80/20
SA Index Allocation 90/10
SA JPMorgan Diversified Balanced
SA Legg Mason Tactical Opportunities
SA MFS Total Return
SA PGI Asset Allocation
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Strategic Multi-Asset
Asset Allocation (Volatility Control Portfolios):
SA American Funds VCP Managed Allocation
SA BlackRock VCP Global Multi Asset
SA Invesco VCP Equity-Income
SA PIMCO VCP Tactical Balanced
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation

OTHER EQUITY AND SPECIALTY PORTFOLIOS Investment Requirement Minimum 0% Maximum 27%***
Small & Mid Cap Portfolios:
SA AB Small & Mid Cap Value
SA Franklin Small Company Value
SA Invesco Growth Opportunities
SA JPMorgan Mid-Cap Growth
SA WellsCap Aggressive Growth
Global & International Portfolios:
SA American Funds Global Growth
SA Fidelity Institutional AM® International Growth
SA JPMorgan Emerging Markets
SA Putnam International Growth and Income
SA Templeton Foreign Value
Specialty Portfolios:
PIMCO Emerging Markets Bond
SA Columbia Technology
SA Fidelity Institutional AM® Real Estate
SA PineBridge High-Yield Bond

*	You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.
**	You may invest up to a maximum of 36% in an individual Variable Portfolio within this Investment Group.
***	You may invest up to a maximum of 9% in an individual Variable Portfolio within this Investment Group.
How do my investment requirements impact my feature and contract?
Before you elect a Living Benefit, you should carefully consider whether the investment requirements associated with the Living Benefits meet your investment objectives and risk tolerance.
The investment requirements may reduce the need to rely on the guarantees provided by these Living Benefits because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company’s risk that the contract value will be reduced to zero before the Covered Person(s)’ death. Withdrawals taken while the contract value is greater than zero are withdrawals of the contract owner’s own money. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee. Please consult your financial representative regarding which Variable Portfolios are appropriate for the Living Benefit you elected.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options. The required allocation percentage to the Secure Value Account will not change for the life of your contract.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance, transfers, and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Plus Flex?
The Lifetime Income offered by Polaris Income Plus Flex is calculated by considering the factors described below.
First,we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.
Second,we determine if the Anniversary Value is the Higher Anniversary Value. The Anniversary Value equals your contract value on any Benefit Year Anniversary.
Third,we determine the Income Base which initially is equal to the first Purchase Payment. The Income Base is increased by each Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Fourth,if you do not activate Lifetime Income before the 12th Benefit Anniversary, the guaranteed Minimum Income Base amount will be available in the Income Base calculation on the 12th Benefit Anniversary. Any withdrawals taken prior to activating Lifetime Income on or after the 12th Benefit Year Anniversary will proportionately reduce the Purchase Payments used to determine the Minimum Income Base. The Minimum Income Base amount is calculated as a percentage of Purchase Payments received during the first Benefit Year and a percentage of Purchase Payments received after the first Benefit Year. These percentages are provided above in the Glossary of Living Benefit Defined Terms. If you activate Lifetime Income before the 12th Benefit Year Anniversary, you will not be eligible to receive the increase to the Income Base.
Fifth,we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Purchase Payment. The Income Credit Base is increased by each Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Sixth, we determine the Income Credit.
The Income Credit amount is equal to the applicable Income Credit Percentage multiplied by the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. Prior to the Activation Date, if no withdrawals are taken during the Benefit Year, the Income Credit applied to the Income Base is not reduced.
On or after the Activation Date, the Income Credit Percentage is reduced but not eliminated in any Benefit Year in which cumulative withdrawals during the preceding Benefit Year are less than the applicable Income Credit Percentage.
Seventh, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors upon the Activation Date: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s); and 3) the Income Option elected. Additionally, if applicable to the Income Option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Higher Anniversary Value is achieved on or after the Covered Person(s) 65th birthday. Please see the tables under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Eighth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation Date, while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken after the
Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. Please see “What are the effects of withdrawals on Polaris Income Plus Flex?” below.
What are the factors used to calculate Polaris Income Plus Daily Flex?
The Lifetime Income offered by Polaris Income Plus Daily Flex is calculated by considering the factors described below.
First, we determine the Step-up Values which are values used to determine the Income Base. The initial Step-up Value is equal to the contract value. Then, on any day that the contract value is greater than the Income Base on that day, the Income Base is stepped up to that value. The Step-up Value is determined daily prior to the Activation Date.
Second, we determine the Income Base, which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received, and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Third, if you do not activate Lifetime Income before each Benefit Year Anniversary up to the 15th Benefit Year Anniversary, an annual Minimum Income Base Percentage of 5% will be applied to Purchase Payments received prior to that Benefit Year Anniversary. These percentages are provided above in the Glossary of Living Benefit Defined Terms. Further, any withdrawals taken prior to activating Lifetime Income will proportionately reduce the Purchase Payments used in the calculation of the Minimum Income Base.
Fourth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors upon the Activation Date: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s); and 3) the Income Option elected. Additionally, if applicable to the Income Option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Higher Anniversary Value is achieved on or after the Covered

Person(s) 65th birthday. Please see the tables under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Fifth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation Date, while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Plus Daily Flex?” below.
How do increases to the Income Base and Income Credit Base work under Polaris Income Plus Flex?
On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the Higher Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. In addition, the Income Base will be at least the Minimum Income Base on the 12th Benefit Year Anniversary provided that Lifetime Income withdrawals have not begun before that anniversary.
On each Benefit Year Anniversary during the Income Credit Period, if the Income Base is increased to a Higher Anniversary Value, the Income Credit Base is also automatically increased to that Higher Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Purchase Payments increase your Income Base and Income Credit Base at the time they are received. Since Higher Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value is higher on days other than the Benefit Year Anniversaries.
On or After Activation Date, the Maximum Annual Withdrawal Amount is recalculated each time there is an increase in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased.
How do increases to the Income Base work under Polaris Income Plus Daily Flex?
Prior to the Activation Date, the Income Base is increased daily to the Step-up Value and by subsequent Purchase Payments, if any.
Additionally, prior to the Benefit Year Anniversary, but during the Minimum Income Base period, the Income Base will be increased to at least the Minimum Income Base on the Benefit Year Anniversary as a specified percentage of the Purchase Payments.
On or after the Activation Date, the Income Base is increased only on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the Activation Date (“first look-back”) or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the Higher Step-up Value since the last Excess Withdrawal.
After the first look-back, the Income Base is increased only on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the last Benefit Year Anniversary. If one or more Excess Withdrawals have been taken in that Benefit Year, the Income Base is increased on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the last Excess Withdrawal.
What are the effects of withdrawals on Polaris Income Plus Flex?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of any withdrawals. If you activate Lifetime Income before the 12th Benefit Year Anniversary, your Income Base is not eligible to be at least the Minimum Income Base.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base and Income Credit Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
Additionally, any withdrawal taken will reduce the Income Credit (if applicable), and Purchase Payments used to calculate the Minimum Income Base. The reduction to the Income Credit Base will result in a lowered Income Credit amount being applied to the Income Base during the Income Credit Period. In addition, these withdrawals will not lock-in your Maximum Annual Withdrawal Percentage or Protected Income Payment Percentage, if applicable because your Lifetime Income withdrawals have not been activated.
On or after the Activation Date

Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base and Income Credit Base are $120,000, and your Maximum Annual Withdrawal Amount is $6,000. You request a withdrawal of $11,000. Your Income Base and Income Credit Base will be reduced to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/($106,000 - $6,000)]} = $114,000.
Excess Withdrawals reduce your Income Base and Income Credit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base and Income Credit Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount. In addition, you will not be eligible for an Income Credit, if applicable, in that Benefit Year.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested.
What are the effects of withdrawals on Polaris Income Plus Daily Flex?
The Maximum Annual Withdrawal Amount, the Income Base and the Purchase Payment(s) used in the calculation of the Minimum Income Base may change over time as a result of the timing and amount of any withdrawals.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
Additionally, any withdrawal taken will reduce each Purchase Payment included in the calculation of the Minimum Income Base. The reduction to the Purchase Payment(s) will result in a lowered amount being applied to the Income Base during the Minimum Income Base Period. However, the Minimum Income Base will continue to increase during the Minimum Income Base Period prior to the Activation Date. Lastly, any withdrawals will not lock-in your Maximum Annual Withdrawal Percentage or Protected Income Payment Percentage, if applicable because your Lifetime Income withdrawals have not been activated.
On or after the Activation Date

Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base is $120,000, and your Maximum Annual Withdrawal Amount is $6,000. You request a withdrawal of $11,000. Your Income Base will be reduced to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/($106,000 - $6,000)]} = $114,000.
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
Minimum Income Base: If you activate Lifetime Income during the Minimum Income Base Period, the Minimum Income Base will no longer increase on the next Benefit Anniversary.
Look-back Periods: If you take one or more Excess Withdrawals in a Benefit Year, the Income Base may be increased on the Benefit Year Anniversary by looking back only to the Higher Step-up Value since the last Excess Withdrawal. This means that if you take an Excess Withdrawal, you lose the opportunity to lock in a potentially higher Step-up Value that may have occurred prior to that Excess Withdrawal during that Benefit Year.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested.
How can I change my Income Option Election?
You may change your Income Option election on the Activation Date. If you change your Income Option election on the Activation Date, an annualized fee applies. Once Lifetime Income begins, you may not change your Income Option election.
What is the fee for Polaris Income Plus Flex and Polaris Income Plus Daily Flex?
The fee for Polaris Income Plus Flex and Polaris Income Plus Daily Flex is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In Connecticut, Hawaii, Missouri, New York, Oregon, Texas, Vermont, Virginia and Washington, the charge will be deducted pro-rata from

Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. In addition, if you change your Income Option on the Activation Date, your annual fee will increase on the next Benefit Quarter Anniversary. Please see fee table below:
Polaris Income Plus Flex Fee
Polaris Income Plus Daily Flex Fee
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.25%	2.50%	0.60%	±0.40%
Two Covered Persons	1.25%	2.50%	0.60%	±0.40%
*	The quarterly fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4). If you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625% [(0.40% + 0.25%)/ 4] for the first Benefit Quarter immediately following the Activation Date.
If you change your Income Option election on the Activation Date, an annualized fee applies. The fee is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Activation Date:
Lifetime Income Option Change Fee*	0.25%
*	The fee is deducted quarterly, and the quarterly fee rate is 0.0625% (0.25%/4). The sum of the Living Benefit feature fee rate and Lifetime Income Option Change fee rate cannot exceed the Maximum Annual Fee Rate stated in the table above.
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
For Polaris Income Plus Flex, an increase in the Income Base due to an addition of an Income Credit, attaining a new Higher Anniversary Value or an addition of subsequent Purchase Payments will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit because the Income Credit may increase the Income Base. When taking Lifetime Income, the Income Credit will be reduced by the Maximum Annual Withdrawal Amount and may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether you activate Lifetime Income.
For Polaris Income Plus Daily Flex, an increase in the Income Base due to attaining a new Step-up Value or an addition of subsequent Purchase Payment(s) will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
Prior to the Activation Date,
If the contract value is reduced to zero due to a withdrawal, but the Income Base is greater than zero, the contract will be terminated including any optional benefits and features.
On or after the Activation Date,
if the contract value is reduced to zero, but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, Excess Withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.

In addition, for Polaris Income Plus Flex, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.	The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.	Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.

Additional important information
applicable to POLARIS INCOME PLUS FLEX and POLARIS INCOME Plus DAILY FLEX

When and how may I elect a Living Benefit?
You may elect a Living Benefit at the time of contract issue (the “Benefit Effective Date”). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the “Covered Person(s).” If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, Covered Person(s) must meet the minimum and maximum age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.
Polaris Income Plus Flex and Polaris Income Plus Daily Flex:
Number of Owners	Covered Person
	Minimum Age(1)	Maximum Age(2)
One Owner	45	80
Joint Owners(3)	45	80
(1)	Minimum Age must be met by any Covered Person(s) as of the Contract Issue Date.
(2)	Maximum Age cannot be exceeded by any Covered Person(s) as of the date added.
(3)	Joint Owners may choose which of the two Owners will be the Covered Person. The Beneficiary’s age is not considered in determining the maximum issue age of the second Covered Person.
What are the allowable changes to Covered Person(s) prior to the Activation Date?
You may make changes to your Covered Person(s) prior to the Activation Date for specific Life Change Events as defined below by submitting the appropriate Covered
Person(s) Change form. Note: Any Covered Person being added must meet the above minimum and maximum age requirements.
•	Marriage – If there is one Covered Person, you may add your spouse as the second Covered Person;
•	Divorce – If there are two Covered Persons, you may remove one of the Covered Persons as a result of divorce;
•	Death – Upon the death of one of the Covered Persons, you may remove the deceased Covered Person.
What are the allowable changes to Covered Person(s) on the Activation Date?
Number of Owners and Covered Persons	Allowed Changes to Covered Person(s) on the Activation Date
Single Owned Contract & One Covered Person	Add Spouse as the second Covered Person
Single Owned Contract & Two Covered Persons(1)	Remove or Change the second Covered Person who is not the Single Owner
Jointly Owned Contract & One Covered Person	Add Joint Owner as the second Covered Person
Jointly Owned Contract & Two Covered Persons(1)	Remove or Change either Covered Person
(1)	You must keep at least one of the original Covered Person(s) if requesting to remove or change either Covered Person. Note: If a second Covered Person or if one of the original Covered Person(s) is changed, Covered Person(s) must meet the above minimum and maximum age requirements.
Your Lifetime Income will change as a result of removing or adding a Covered Person(s).
If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
Prior to the Activation Date, Required Minimum Distributions (“RMD”) will proportionately reduce the Income Base, Income Credit Base, if applicable, and the Purchase Payments used to calculate the Minimum Income Base.
On or after the Activation Date, as the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Plus Flex?”and“What are the effects of withdrawals on Polaris Income Plus Daily Flex?”above.
Any withdrawal taken before you activate Lifetime Income (including RMDs) will result in a reduction of the amount of future withdrawals of the Maximum Annual Withdrawal Amount (MAWA).

We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
If you turned age 70 ½ on or after January 1, 2020, the age at which you must begin taking RMDs is 72. If you turned age 70 ½ before January 1, 2020, the age at which you must begin taking RMDs is 70 ½.
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
If you have elected Polaris Income Plus Flex and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than the applicable Income Credit Percentage, an Income Credit equal to the difference between the RMD and the applicable Income Credit Percentage will be included in determining any Income Base increase in that Benefit Year. If the RMD amount is greater than the applicable Income Credit Percentage, no Income Credit will be included in the calculation of the Income Base.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person and if the contract value is greater than zero?
Prior to the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract and the Living Benefit as a new single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract and the Living Benefit as the current single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
On or after the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, without the Living Benefit.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: At any time, if, the contract value goes to zero due to a withdrawal, the Spousal Beneficiary cannot continue the contract.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons and if the contract value is greater than zero?
Prior to the Activation Date, upon death of the first of the two Covered Persons, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract as a single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
Note: Prior to the Activation Date, if the contract value goes to zero due to a withdrawal, the Living Benefit and the contract terminate, and the Spousal Beneficiary cannot continue the contract.
On or after the Activation Date, upon the first of the two Covered Person’s death, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: On or after the Activation Date, if the contract value goes to zero due to: a) a withdrawal taken within the parameters of the Living Benefit, the Spousal Beneficiary can continue the Living Benefit as the surviving Covered Person with the current Protected Income Payment for their lifetime or b) an Excess Withdrawal, the Living Benefit and contract will terminate, and the Spousal Beneficiary cannot continue the contract.
The components of the Living Benefit in effect at the time of Spousal Continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person on the Activation Date. If Lifetime Income was not activated prior to the Spousal Continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person on the Activation Date. Please see “How does Polaris Income Plus Flex work?” and “How does Polaris Income Plus Daily Flex work?” above.
For Polaris Income Plus Flex only
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Higher Anniversary Values or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero. The Continuing Spouse is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if Lifetime Income was not activated during the first 12 Benefit Years following the Benefit Effective Date.
For Polaris Income Plus Daily Flex only
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Step-up Values and the Continuing Spouse will also be eligible to receive the Minimum Income Base on Benefit Year Anniversaries during the Minimum Income Base period if Lifetime Income was not activated during the Minimum Income Base period. On or after the Activation Date, the
Continuing Spouse is no longer eligible for any further adjustments to the Minimum Income Base.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.
What happens to my Living Benefit upon the Latest Annuity Date?
On the Latest Annuity Date, if the contract value is greater than zero, You must select one of the following options:
1.	Annuitize by selecting from choices a. or b. below:
a.	elect to begin one of the Annuity Income Payment Options set forth in Your Contract. If you choose this option, We will apply the contract value to provide annuity income payments under the contract’s annuity provisions as described under ANNUITY INCOME OPTIONS; or
b.	elect to receive Lifetime Income under Your Living Benefit option by means of an Annuitization while any of the last named Covered Person(s) is living. If You have already activated Lifetime Income under the Living Benefit, You will continue to receive Lifetime Income by means of an Annuitization as described below. If you have not yet activated Lifetime Income, you may activate Lifetime Income by means of an Annuitization as described under ANNUITY INCOME OPTIONS; or
2.	Fully surrender your Contract
Note: Under 1b) upon annuitization you will receive the applicable Maximum Annual Withdrawal Amount for a fixed period while you are alive. The fixed period is determined by dividing the contract value as of the Latest Annuity Date by the Maximum Annual Withdrawal Amount. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by then applicable Protected Income Payment Percentage, paid until the death(s) of all Covered Person(s). The amount of each such payment will equal the Protected Income Payment amount divided according to the payment frequency you selected.
An election under option 1 above converts Your contract value or Lifetime Income amount to an Annuitization payable through a series of payments as described above. Once the selected Annuitization begins, all other benefits under Your Contract, will be terminated, transfers may no longer be made, a death benefit is no longer payable, and the Living Benefit Fee will no longer be deducted. If You do not select an option listed above by the Latest Annuity Date, We will automatically begin making Lifetime Income payments, which would equal to the Maximum Annual Withdrawal Amount as long as the contract value is greater than zero, or the Protected Income Payment if the contract value goes to zero, in accordance with option 1b) above, divided equally and paid on a monthly frequency until the death(s) of all of the last named Covered Person(s).
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-5	5th Benefit Year Anniversary
Years 5+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefits will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Plus Flex or Polaris Income Plus Daily Flex?
Amounts allocated to the Secure Value Account will be automatically transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the Living Benefit. Amounts transferred from the Secure Value Account into a money market portfolio will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit and Lifetime Income will automatically be cancelled upon the occurrence of one of the following:
(i)	Annuitization of the contract; or
(ii)	Termination or surrender of the contract; or
(iii)	A death benefit is paid resulting in the contract being terminated; or
(iv)	Any withdrawal prior to the Activation Date that reduces the Contract Value to zero; or
(v)	On or after the Activation Date, any Excess Withdrawal that reduces the contract value and Income Base to zero; or
(vi)	Death of the Covered Person, if only one is elected after Lifetime Income has been activated; or, if two Covered Persons are elected, death of the surviving Covered Person; or
(vii)	A change that removes all of the original Covered Persons from the contract; or
(viii)	A Change of the Owner or Assignment; or
(ix)	You elect to cancel Your Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.
POLARIS INCOME PLUS DAILY
Polaris Income Plus Daily was available from May 1, 2016 through September 8, 2019. Effective September 9, 2019, Polaris Income Plus Daily is no longer available for election.
Below is a glossary of Living Benefit Terms and a summary of the key features of the optional Living Benefit offered in your contract.
Glossary of Living Benefit Terms
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values.

Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.
Benefit Quarter
Each consecutive 3-month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3-month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.
For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one-year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one-year period starting on the contract issue date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year which exceeds the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. This withdrawal may include, but is not limited to, any withdrawal in a Benefit Year taken after the maximum amount allowed. An Excess Withdrawal will cause the Income Base and the Maximum Annual Withdrawal Amount to be recalculated.
Income Base
The Income Base is a value used to determine the Living Benefit fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base. The Income Base is also used to determine the amount paid each year over the lifetime of the Covered Person(s) if and when the contract value is reduced to zero, but the Income Base is still greater than zero, or upon the Latest Annuity Date.
Investment Requirements
We will allocate a certain percentage of every Purchase Payment and Continuation Contribution, if any, to the “Secure Value Account.” The remaining amount of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined below.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero.
Minimum Income Base (for contracts issued between May 1, 2017 and September 8, 2019 only)
The Minimum Income Base is a guaranteed minimum amount of the Income Base calculated on each Benefit Year Anniversary and up to the 15th Benefit Year Anniversary. An annual Minimum Income Base Percentage of 5% will be applied to the Purchase Payment(s) received prior to the first Benefit Year Anniversary during the Minimum Income Base period of 15 years, provided no withdrawals are taken prior to each Benefit Year Anniversary as follows:
Minimum Income Base Period (if no withdrawals are taken prior to the Benefit Year Anniversary)	Minimum Income Base Percentage (as a Percentage of the 1st Benefit Year’s Purchase Payment)
1st Benefit Year Anniversary	105%
2nd Benefit Year Anniversary	110%
3rd Benefit Year Anniversary	115%
4th Benefit Year Anniversary	120%
5th Benefit Year Anniversary	125%
6th Benefit Year Anniversary	130%
7th Benefit Year Anniversary	135%
8th Benefit Year Anniversary	140%
9th Benefit Year Anniversary	145%
10th Benefit Year Anniversary	150%
11th Benefit Year Anniversary	155%
12th Benefit Year Anniversary	160%
13th Benefit Year Anniversary	165%
14th Benefit Year Anniversary	170%
15th Benefit Year Anniversary	175%
The Minimum Income Base is only available in the first 15 Benefit Years, provided no withdrawals are taken. The Minimum Income Base is not applicable if your contract was purchased prior to May 1, 2017.
Protected Income Payment
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.

Step-up Value
The Step-Up Value is used to determine the Income Base on a daily basis. The Step-Up Value is equal to the current contract value on any day where the current contract value is greater than the current Income Base due to favorable market performance.
How does Polaris Income Plus Daily work?
Polaris Income Plus Daily’s Income Base is increased by locking in Step-up Values. Until a withdrawal has been taken, the Income Base is increased to the Step-up Value immediately. After the first withdrawal, while both the Income Base and the contract values are greater than zero, the Income Base may only be increased on the Benefit Year Anniversary dates, looking back at the prior Benefit Year’s Step-up Values.
The Income Base is the basis for the Covered Person(s)’ guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Purchase Payment. The Income Base is increased by subsequent Purchase Payments. We will not accept subsequent Purchase Payments after the first contract anniversary.
In addition, if your contract was purchased between May 1, 2017 and September 8, 2019, the following also applies to the Polaris Income Plus Daily Living Benefit you elected.
If you do not take any withdrawals prior to the specified Benefit Year Anniversary during the Minimum Income Base period, you will be eligible for the Minimum Income Base on the Benefit Year Anniversary. The Minimum Income Base is a specified percentage of the first Benefit Year’s Purchase Payments according to the table shown in the Glossary of Living Benefit above. However, if you take a withdrawal during the Minimum Income Base Period, you are no longer eligible for any further adjustments to your Minimum Income Base.
What determines the amount I can receive each year?
If your contract was purchased between December 19, 2016 and September 8, 2019, the amount that you receive depends on the income option you have elected, whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of the first withdrawal and whether your contract value is greater than or equal to zero. You elected an income option at the time you purchased your contract and your election may not be changed thereafter. Please see the table below for the income options that were available to you. If you purchased your contract through certain broker-dealers, all income options may not have been available to you.
While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base and Income Credit Base, if applicable. The Maximum Annual Withdrawal
Percentage differs depending on whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of first withdrawal and the income option elected.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on (1) the income option you elected, (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal and (4) for those taking withdrawals before age 65, if applicable under the income option elected, whether the Income Base steps up due to favorable market conditions after the Covered Person(s)’ 65th birthday. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” and “What happens to my living benefit upon the Latest Annuity Date?” below.
If your contract was purchased between May 1, 2016 and December 18, 2016, the amount that you receive depends on the income option you have elected, whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of the first withdrawal, when you take your first withdrawal and whether your contract value is greater than or equal to zero. You elected an income option at the time you purchased your contract and your election may not be changed thereafter. Please see the table below for the income options that were available to you. If you purchased your contract through certain broker-dealers, all income options may not have been available to you.
While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage differs depending on when you take your first withdrawal, whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of first withdrawal and the income option elected.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on (1) the income option you elected, (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal and (4) when you take your first withdrawal. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?”and “What happens to my Living Benefit upon the Latest Annuity Date?”below.
Polaris Income Plus Daily for contracts issued prior to September 9, 2019
Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Table
The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.
For contracts purchased between May 1, 2018 and September 8, 2019:
Number of Covered Person and Age of Covered Person at First Withdrawal(1)	Polaris Income Plus Daily Income Option 1	Polaris Income Plus Daily Income Option 2	Polaris Income Plus Daily Income Option 3
One Covered Person (Age 45 - 59)	3.75% / 2.75%(2)	3.75% / 2.75%(2)	3.00% / 3.00%
One Covered Person (Age 60 - 64)	4.75% / 2.75%(2)	4.75% / 2.75%.(2)	3.50% / 3.50%
One Covered Person (Age 65 - 71)	6.50% / 4.00%	7.50% / 3.00%	5.25% / 5.25%
One Covered Person (Age 72 and Older)	7.00% / 4.00%	8.00% / 3.00%	5.50% / 5.50%
Two Covered Persons (Age 45 - 59)	3.25% / 2.75%(3)	3.25% / 2.75%(3)	2.75% / 2.75%
Two Covered Persons (Age 60 - 64)	4.25% / 2.75%(3)	4.25% / 2.75%(3)	3.25% / 3.25%
Two Covered Persons (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
Two Covered Persons (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
(1)	If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of the Two Covered Persons.
(2)	If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3)	If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.

For contracts purchased between December 19, 2016 and April 30, 2018:
Number of Covered Persons and Age of Covered Person at First Withdrawal(1)	Polaris Income Plus Daily Income Option 1	Polaris Income Plus Daily Income Option 2	Polaris Income Plus Daily Income Option 3
One Covered Person (Age 45 - 59)	3.75% / 2.75%(2)	3.75% / 2.75%(2)	3.00% / 3.00%
One Covered Person (Age 60 - 64)	4.75% / 2.75%(2)	4.75% / 2.75%(2)	3.50% / 3.50%
One Covered Person (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	5.00% / 5.00%
One Covered Person (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.25% / 5.25%
Two Covered Persons (Age 45 - 59)	3.25% / 2.75%(3)	3.25% / 2.75%(3)	2.75% / 2.75%
Two Covered Persons (Age 60 - 64)	4.25% / 2.75%(3)	4.25% / 2.75%(3)	3.25% / 3.25%
Two Covered Persons (Age 65 - 71)	5.50% / 4.00%	6.50% / 3.00%	4.50% / 4.50%
Two Covered Persons (Age 72 and Older)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
(1) If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of the Two Covered Persons.
(2) If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-up Value on or after the Covered Person’s 65th birthday.
(3) If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-up Value on or after the younger Covered Person’s 65th birthday.

For contracts purchased between August 22, 2016 and December 18, 2016:
If no withdrawals are taken prior to the 5th contract anniversary or if the first withdrawal is taken when the Covered Person is age 68 or older:
Number of Covered Persons and Age of Covered Person at First Withdrawal(1)	Polaris Income Plus Daily Income Option 1	Polaris Income Plus Daily Income Option 2	Polaris Income Plus Daily Income Option 3
One Covered Person (Age 45 - 59)	4.00% / 3.00%(2)	4.00% / 3.00%(2)	3.25% / 3.25%
One Covered Person (Age 60 - 64)	5.00% / 3.00%(2)	5.00% / 3.00%(2)	3.75% / 3.75%
One Covered Person (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	5.00% / 5.00%
One Covered Person (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.25% / 5.25%
Two Covered Persons (Age 45 - 59)	3.50% / 3.00%(3)	3.50% / 3.00%(3)	3.00% / 3.0%
Two Covered Persons (Age 60 - 64)	4.50% / 3.00%(3)	4.50% / 3.00%(3)	3.50% / 3.50%
Two Covered Persons (Age 65 - 71)	5.50% / 4.00%	6.50% / 3.00%	4.50% / 4.50%
Two Covered Persons (Age 72 and Older)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
If the withdrawal is taken prior to the 5th contract anniversary and the Covered Person is younger than age 68:
Number of Covered Persons and Age of Covered Person at First Withdrawal(1)	Polaris Income Plus Daily Income Option 1	Polaris Income Plus Daily Income Option 2	Polaris Income Plus Daily Income Option 3
One Covered Person (Age 45 - 59)	3.5% / 2.5%(4)	3.5% / 2.5%(4)	2.75% / 2.75%
One Covered Person (Age 60 - 64)	4.5% / 2.5%(4)	4.5% / 2.5%(4)	3.25% / 3.25%
One Covered Person (Age 65 - 67)	5.5% / 3.5%	6.5% / 2.5%	4.50% / 4.50%
One Covered Person (Age 68 - 71)	6.0% / 4.0%	7.0% / 3.0%	5.00% / 5.00%
One Covered Person (Age 72 and Older)	6.5% / 4.0%	7.5% / 3.0%	5.25% / 5.25%
Two Covered Persons (Age 45 - 59)	3.0% / 2.5%(5)	3.0% / 2.5%(5)	2.50% / 2.50%
Two Covered Persons (Age 60 - 64)	4.0% / 2.5%(5)	4.0% / 2.5%(5)	3.00% / 3.00%
Two Covered Persons (Age 65 - 67)	5.0% / 3.5%	6.0% / 2.5%	4.00% / 4.00%
Two Covered Persons (Age 68 - 71)	5.5% / 4.0%	6.5% / 3.0%	4.50% / 4.50%
Two Covered Persons (Age 72 and Older)	6.0% / 4.0%	7.0% / 3.0%	4.75% / 4.75%
(1) If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of the Two Covered Persons.
(2) If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Highest Anniversary Value on or after the Covered Person’s 65th birthday.
(3) If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Highest Anniversary Value on or after the younger Covered Person’s 65th birthday.
(4) If One Covered Person is elected, the Protected Income Payment Percentage is 3.50% if the Income Base is increased to a Step-up Value on or after the Covered Person’s 65th birthday.
(5) If Two Covered Persons are elected, the Protected Income Payment Percentage is 3.50% if the Income Base is increased to a Step-up Value on or after the younger Covered Person’s 65th birthday.

For contracts purchased between May 1, 2016 and August 21, 2016:
If no withdrawals are taken prior to the 5th contract anniversary or if the first withdrawal is taken when the Covered Person is age 68 or older:
Number of Covered Persons and Age of Covered Person at First Withdrawal(1)	Polaris Income Plus Daily Income Option 1	Polaris Income Plus Daily Income Option 2	Polaris Income Plus Daily Income Option 3
One Covered Person (Age 45 - 64)	5.50% / 3.00%(2)	5.50% / 3.00%(2)	4.00% / 4.0%
One Covered Person (Age 65 and Older)	6.00% / 4.00%	7.00% / 3.00%	5.00% / 5.00%
Two Covered Persons (Age 45 - 64)	5.00% / 3.00%(3)	5.00% / 3.00%(3)	3.50% / 3.50%
Two Covered Persons (Age 65 and Older)	5.50% / 4.00%	6.50% / 3.00%	4.50% / 4.50%

If the withdrawal is taken prior to the 5th contract anniversary and the Covered Person is younger than age 68:
Number of Covered Persons and Age of Covered Person at First Withdrawal(1)	Polaris Income Plus Daily Income Option 1	Polaris Income Plus Daily Income Option 2	Polaris Income Plus Daily Income Option 3
One Covered Person (Age 45 - 64)	5.00% / 2.50%(4)	5.00% / 2.50%(4)	3.50% / 3.50%
One Covered Person (Age 65 and Older)	5.50% / 3.50%	6.50% / 2.50%	4.50% / 4.50%
Two Covered Persons (Age 45 - 64)	4.50% / 2.50%(5)	4.50% / 2.50%(5)	3.00% / 3.00%
Two Covered Persons (Age 65 and Older)	5.00% / 3.50%	6.00% / 2.50%	4.00% / 4.00%
(1) If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.
(2) If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Highest Anniversary Value on or after the Covered Person’s 65th birthday.
(3) If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Highest Anniversary Value on or after the younger Covered Person’s 65th birthday.
(4) If One Covered Person is elected, the Protected Income Payment Percentage is 3.50% if the Income Base is increased to a Step-up Value on or after the Covered Person’s 65th birthday.
(5) If Two Covered Persons are elected, the Protected Income Payment Percentage is 3.50% if the Income Base is increased to a Step-up Value on or after the younger Covered Person’s 65th birthday.
Are there investment requirements if I elect Polaris Income Plus Daily?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one-year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the living benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled. You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.

Investment Requirements for the Polaris Income Plus Daily Income Option 1, 2 or 3
If your contract was purchased between February 6, 2017 and September 8, 2019 and you elected the optional Polaris Income Plus Daily Living Benefit, you must allocate your assets in accordance with the following:
10% Secure Value Account	90% in one or more of the following Variable Portfolios:
Individually Managed Asset Allocation Portfolios:
SA American Funds Asset Allocation
SA Goldman Sachs Multi-Asset Insights
SA JPMorgan Diversified Balanced
SA Legg Mason Tactical Opportunities
SA MFS Total Return
SA PGI Asset Allocation
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Strategic Multi-Asset Income
Actively Managed Fund-of-Funds:
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
Fixed Income and Money Market Portfolios:
Goldman Sachs VIT Government Money Market Fund
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government and Quality Bond
SA Wellington Real Return
Index Fund-of-Funds Portfolios
SA Global Index Allocation 90/10
SA Global Index Allocation 75/25
SA Global Index Allocation 60/40
SA Index Allocation 90/10
SA Index Allocation 80/20
SA Index Allocation 60/40
Volatility Control Portfolios:
SA American Funds VCP Managed Allocation
SA BlackRock VCP Global Multi Asset
SA Invesco VCP Equity-Income
SA PIMCO VCP Tactical Balanced
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
* You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.
If your contract was purchased between May 1, 2016 and February 5, 2017 and you elected the Polaris Income Plus Daily Living Benefit, you must allocate your assets in accordance with A or B:
A	10% Secure Value Account and select only one Allocation (see POLARIS PORTFOLIO ALLOCATOR MODEL and 50%-50% COMBINATION MODEL PROGRAM FOR CONTRACTS ISSUED PRIOR to FEBRUARY 6, 2017 in Appendix H for Allocations):
Allocation 1
Allocation 2
Allocation 3
Allocation 4
B	10% Secure Value Account and select up to 90% in one or more of the following Variable Portfolios:
Individually Managed Asset Allocation Portfolios:
SA American Funds Asset Allocation
SA Goldman Sachs Multi-Asset Insights
SA JPMorgan Diversified Balanced
SA Legg Mason Tactical Opportunities
SA MFS Total Return
SA PGI Asset Allocation
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Strategic Multi-Asset Income
Volatility Control Portfolios:
SA American Funds VCP Managed Allocation
SA BlackRock VCP Global Multi Asset
SA Invesco VCP Equity-Income
SA PIMCO VCP Tactical Balanced
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
Fixed Income and Money Market Portfolios:
Goldman Sachs VIT Government Money Market Fund
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government and Quality Bond
SA Wellington Real Return
Index Fund-of-Funds Portfolios
SA Global Index Allocation 90/10
SA Global Index Allocation 75/25
SA Global Index Allocation 60/40
SA Index Allocation 90/10
SA Index Allocation 80/20
SA Index Allocation 60/40
Actively Managed Fund-of-Funds:
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
* You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.

How do my investment requirements impact my feature and contract?
The investment requirements may reduce the need to rely on the guarantees provided by this living benefit because it allocates your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options. The required allocation percentage to the Secure Value Account will not change for the life of your contract.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. Please see AUTOMATIC ASSET REBALANCING PROGRAM above.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Plus Daily?
The benefit offered by Polaris Income Plus Daily is calculated by considering the factors described below.
First, we determine the Step-up Values.
Second, we determine the Income Base, which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary and is reduced proportionately for Excess Withdrawals. Additionally, if your contract was purchased between May 2, 2017 and September 8, 2019, and if you do not take any withdrawals prior to the 15th Benefit Year Anniversary, an annual Minimum Income Base Percentage of 5% will be applied to Purchase Payments received prior to the first Benefit year Anniversary. Further, if you take a withdrawal during the Minimum Income Base period of 15 years, you are no longer eligible for adjustments to your Income Base based on the percentages provided above in the Glossary of Living Benefit Terms.
Third, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s) at the time of first withdrawal; 3) the income option elected; and if applicable, (4) when you take your first withdrawal.
Please see the table under “What determines the amount I can receive each year?” above for the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage applicable at the time you purchased the contract.
Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals. Please see “What are the effects of withdrawals on Polaris Income Plus Daily?” below.
How do increases to the Income Base work under Polaris Income Plus Daily?
If no withdrawals have been taken, the Income Base is increased daily to the Step-up Value.
Additionally, if your contract was purchased between May 1, 2017 and September 8, 2019 and if no withdrawals are taken prior to the Benefit Year Anniversary during the Minimum Income Base period, the Income Base will be increased to at least the Minimum Income Base on the Benefit Year Anniversary as a specified percentage of the first Benefit Year’s Purchase Payments.
After the first withdrawal has been taken, the Income Base is increased only on the Benefit Year Anniversary by looking back to the highest Step-up Value since the first withdrawal (“first look-back”) or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the highest Step-up Value since the last Excess Withdrawal.
After the first look-back, the Income Base is increased only on the Benefit Year Anniversary by looking back to the highest Step-up Value since the last Benefit Year Anniversary or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the highest Step-up Value since the last Excess Withdrawal.
If the contract value has been reduced to zero, the Income Base will no longer be recalculated. Please see “What are the effects of withdrawals on Polaris Income Plus Daily?” below.
What are the effects of withdrawals on Polaris Income Plus Daily?
The Maximum Annual Withdrawal Amount and the Income Bae may change over time as a result of the timing and amount of withdrawals. However, if your contract was purchased between May 1, 2017 and September 8, 2019 and if you take a withdrawal during the Minimum Income Base Period, you are no longer eligible for any further adjustments to your Minimum Income Base.
Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
You should not elect a living benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.
The impact of withdrawals on specific factors is further explained below:
Income Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base could be more or less than a dollar-for-dollar reduction.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
Look-back Periods: If you take one or more Excess Withdrawals in a Benefit Year, the Income Base may be

increased on the Benefit Year Anniversary by looking back only to the highest Step-up Value since the last Excess Withdrawal. This means that if you take an Excess Withdrawal, you lose the opportunity to lock in a potentially higher Step-up Value that may have occurred prior to that Excess Withdrawal during that Benefit Year.
All withdrawals from the contract, including withdrawals taken under this Living Benefit, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. In addition, withdrawals under this Living Benefit will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the free withdrawal amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Partial withdrawals under this Living Benefit must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. Please see ACCESS TO YOUR MONEY and EXPENSES in the prospectus above
What is the fee for Polaris Income Plus Daily?
The fee for Polaris Income Plus Daily is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In Hawaii, Missouri, Oregon, Texas, and Washington, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
For contracts purchased between October 9, 2017 and September 8, 2019:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.15%	2.50%	0.60%	±0.40%
Two Covered Persons	1.35%	2.50%	0.60%	±0.40%
*	The quarterly fee rate will not decrease or increase by more than 0.10% each quarter (0.40% / 4).
For contracts purchased between May 1, 2017 and October 8, 2017:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.25%	2.20%	0.60%	±0.25%
Two Covered Persons	1.45%	2.70%	0.60%	±0.25%
*	The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25%/ 4).
For contracts purchased between May 1, 2016 and April 30, 2017:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.10%	2.20%	0.60%	±0.25%
Two Covered Persons	1.35%	2.70%	0.60%	±0.25%
*	The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25% / 4).
The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. The fee rate is based on the average of all VIX values as of Market Close on each day during the Benefit Quarter for which the fee is being calculated (the “Average Value of the VIX”). In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
If your contract was purchased between October 9, 2017 and April 30, 2019, the non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
If your contract was purchased between May 1, 2015 and October 8, 2017, the non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + [0.05% x (Average Value of the VIX – 20)]
You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in your prospectus are guaranteed for the life of your contract.
For Polaris Income Plus Daily, an increase in the Income Base due to attaining a new Step-up Value or an addition of subsequent Purchase Payment prior to the first contract anniversary will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO POLARIS INCOME PLUS DAILY

What happens if the contract value is reduced to zero while the Income Base is greater than zero?
If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.	The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.	Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.
If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
As the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center.
If you turned age 70 ½ on or after January 1, 2020, the age at which you must begin taking RMDs is 72. If you turned age 70 ½ before January 1, 2020, the age at which you must begin taking RMDs is 70 ½.
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person?
If there is one Covered Person and that person dies, the surviving spousal joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

2.	Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.
What happens to my living benefit upon a spousal continuation if I elected two Covered Persons?
If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:
1.	Make a death claim if the contract value is greater than zero, which terminates the living benefit and the contract; or
2.	Continue the contract with the living benefit and its corresponding fee for two Covered Persons.
The components of the living benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the living benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.
If spousal continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Step-up Values.
If your contract was purchased between May 1, 2017 and September 8, 2019, the Continuing Spouse will also be eligible to receive the Minimum Income Base on Benefit Year Anniversaries during the Minimum Base period if no withdrawal is taken during the Minimum Income Base period. If a withdrawal is taken, the Continuing Spouse is no longer eligible for any further adjustment to the Minimum Income Base. The Minimum Income Base is equal to the Minimum Income Base percentage multiplied by the first Benefit Year’s Purchase Payments as described under “How can the Income Base be increased for Polaris Income Plus Daily?”
Can a non-spousal Beneficiary elect to receive any remaining benefits under my living benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the living benefit.
What happens to my living benefit upon the Latest Annuity Date?
If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you begin the Income Phase and therefore, you must select one of the following annuity income options:
1.	Annuitize the contract value under the contract’s annuity provisions (please see ANNUITY INCOME OPTIONS in the prospectus); or
2.	Annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date for a fixed period while you are alive. The fixed period is determined by dividing the contract value on the Latest Annuity Date by the Maximum Annual Withdrawal Amount. Any applicable Premium Taxes will be deducted from the contract value prior to determining the fixed period. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by the applicable Protected Income Payment Percentage, paid until the death(s) of the Covered Person(s). The Maximum Annual Withdrawal Amount fixed period payments and the subsequent Protected Income Payments will be divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you.
3.	Any annuity income option mutually agreeable between you and us.
Once you begin the Income Phase by electing one of the annuity income payment options above, the Income Base will no longer be adjusted for Step-up Values and, if your contract was purchased between May 1, 2017 and September 8, 2019, no longer eligible for adjustments to the Minimum Income Base.
If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Option 2 above.
Can I elect to cancel my living benefit?
The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The living benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below:
Cancellation Request Received	Cancellation Effective Date
Years 1-5	5th Benefit Year Anniversary
Years 5+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under Polaris Income Plus Daily are terminated. In addition, the investment requirement for the living benefit will no longer apply to your contract. You may not re-elect or reinstate the living benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the living benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the living benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Plus Daily?
Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available in the state in which your contract was issued, amounts will be transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the Living Benefit. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or a money market or similar portfolio, as applicable, will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions, or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center. Please see APPENDIX B-STATE CONTRACT AVAILABILITY AND/OR VARIABILITY Appendix for state specific information regarding amounts allocated to the Secure Value Account and Automatic Asset Allocation Rebalancing Program upon cancellation of the Living Benefit.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit will automatically be cancelled upon the occurrence of one of the following:
1.	Annuitization of the contract; or
2.	Termination or surrender of the contract; or
3.	A death benefit is paid resulting in the contract being terminated; or
4.	An Excess Withdrawal that reduces the contract value and Income Base to zero; or
5.	Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or
6.	A change that removes all Covered Persons from the contract except as noted below and under “Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?”
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?
Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered Person:
1.	One of the two Covered Persons is removed from the contract, due to reasons other than death; or
2.	The original spousal joint Owners or Spousal Beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.
Under these circumstances, the fee for the Living Benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under “Can I elect to cancel my Living Benefit?” above.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.
POLARIS INCOME PLUS
Polaris Income Plus was available from May 1, 2015 through September 8, 2019. Effective September 9, 2019, Polaris Income Plus is no longer available for election.
Below is a glossary of Living Benefit Terms and a summary of the key features of the optional Living Benefit offered in your contract.
Glossary of Living Benefit Terms
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values.

Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.
Benefit Quarter
Each consecutive 3-month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3-month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.
For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one-year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one-year period starting on the contract issue date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Eligible Purchase Payments
Eligible Purchase Payments are Purchase Payments, or portions thereof, made on or after the Benefit Effective Date as shown in the table below and are included in the calculation of the Income Base (defined below) and Income Credit Base (defined below). The calculation of Eligible Purchase Payments does not include Income Credits (defined below) or the Continuation Contribution, if applicable. However, the Continuation Contribution, if any, is included in the calculation of Anniversary Values.
Total Purchase Payments are limited to $1,000,000 without prior Company approval.
For contracts purchased on or after May 1, 2015:
First Contract Year	Subsequent Contract Years
100% of Purchase Payments received	Only Purchase Payments received in First Contract Year are considered Eligible Purchase Payments
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year which exceeds the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. This withdrawal may include, but is not limited to, any withdrawal in a Benefit Year taken after the maximum amount allowed. An Excess Withdrawal will cause the Income Base and the Maximum Annual Withdrawal Amount to be recalculated.
Highest Anniversary Value
The current Anniversary Value that is greater than (1) all previous Anniversary Values; and (2) any Eligible Purchase Payments received.
Income Base
The Income Base is a value used to determine the Living Benefit fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base. The Income Base is also used to determine the amount paid each year over the lifetime of the Covered Person(s) if and when the contract value is reduced to zero, but the Income Base is still greater than zero, or upon the Latest Annuity Date.
Income Credit
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:
For contracts purchased between December 19, 2016 and September 8, 2019:
Income Credit Percentage (as a percentage of the Income Credit Base)	Income Credit Availability
6%	Available during the first 12 Benefit Years — the Income Credit is reduced in years withdrawals are taken
For contracts purchased between August 22, 2016 and December 18, 2016:
Income Credit Percentage (as a percentage of the Income Credit Base)	Income Credit Availability
5.5%	Available during the first 12 Benefit Years — the Income Credit is reduced in years withdrawals are taken
For contracts purchased between May 1, 2015 and August 21, 2016:
Income Credit Percentage (as a percentage of the Income Credit Base)	Income Credit Availability
6%	Available during the first 12 Benefit Years — the Income Credit is reduced in years withdrawals are taken
Income Credit Base
The Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.
Income Credit Period
The period of time over which we calculate the Income Credit, which is the first 12 Benefit Years.

Ineligible Purchase Payments
Purchase Payments received after the specified contract year discussed in the table under “Eligible Purchase Payments” above.
Investment Requirements
We will allocate a certain percentage of every Purchase Payment and Continuation Contribution, if any, to a fixed interest rate account (the “Secure Value Account”). The remaining amount of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined under “Are there investment requirements if I elect Polaris Income Plus?”below.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base, and the Income Credit Base, if applicable.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero.
Minimum Income Base
The Minimum Income Base is a guaranteed minimum amount of the Income Base which is calculated on the 12th Benefit Anniversary during the Minimum Income Base period of 12 years, provided no withdrawals are taken prior to the 12th Benefit Year Anniversary. If you take withdrawals prior to the 12th Benefit Anniversary, you will not be eligible to receive the increase to the Income Base on the 12th Benefit Anniversary. The Minimum Income Base amount is calculated as a percentage of first Benefit Year’s Purchase Payments as follows:
Minimum Income Base Period (if no withdrawal are taken prior to the Benefit Year Anniversary)	Minimum Income Base Percentage (as a Percentage of the 1st Benefit Year’s Purchase Payments)
12th Benefit Year Anniversary	200%
Protected Income Payment
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
How does Polaris Income Plus work?
Polaris Income Plus locks in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)’ guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Purchase Payment. We will not accept subsequent Purchase Payments on or after the first contract anniversary. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the Highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit.
There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Year Anniversary; the Income Base will be at least 200% of your first Benefit Year’s Purchase Payments (“Minimum Income Base”). Please see “How can the Income Base and Income Credit Base be increased?” below.
What determines the amount I can receive each year?
The amount that you receive depends on the income option you have elected, whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of the first withdrawal and whether your contract value is greater than or equal to zero. You must choose an income option, if applicable, at the time you purchase your contract and your election may not be changed thereafter. Please see the “Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Table” below for the income options available to you. If you purchased your contract through certain broker-dealers, all income options may not be available to you.
While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base and Income Credit Base. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of first withdrawal and the income option elected.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on (1) the income option you elected, (2) whether there are one or two Covered Person(s), (3) the age of the covered Person(s) at the time of the first withdrawal and (4) for those taking withdrawals before age 65, if applicable under the income option elected, whether the Income Base steps up due to favorable market conditions after the Covered Person(s)’65th birthday. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” and “What happens to my Living Benefit upon the Latest Annuity Date?” below.

Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Table
The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.
For contracts purchased between May 2, 2018 and September 8, 2019:
Number of Covered Persons and Age of Covered Person at First Withdrawal(1)	Polaris Income Plus Income Option 1	Polaris Income Plus Income Option 2	Polaris Income Plus Income Option 3
One Covered Person (Age 45 - 59)	4.00% / 3.00%(2)	4.00% / 3.00%(2)	3.25% / 3.25%
One Covered Person (Age 60 - 64)	5.00% / 3.00%(2)	5.00% / 3.00%(2)	3.75% / 3.75%
One Covered Person (Age 65 - 71)	6.50% / 4.00%	7.50% / 3.00%	5.25% / 5.25%
One Covered Person (Age 72 and Older)	7.00% / 4.00%	8.00% / 3.00%	5.50% / 5.50%
Two Covered Persons (Age 45 - 59)	3.50% / 3.00%(3)	3.50% / 3.00%(3)	3.00% / 3.00%
Two Covered Persons (Age 60 - 64)	4.50% / 3.00%(3)	4.50% / 3.00%(3)	3.50% / 3.50%
Two Covered Persons (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
Two Covered Persons (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
(1) If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of the Two Covered Persons.
(2) If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Highest Anniversary Value on or after the Covered Person’s 65th birthday.
(3) If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Highest Anniversary Value on or after the younger Covered Person’s 65th birthday.
For contracts purchased between August 22, 2016 and May 1, 2018:
Number of Covered Persons and Age of Covered Person at First Withdrawal(1)	Polaris Income Plus Income Option 1	Polaris Income Plus Income Option 2	Polaris Income Plus Income Option 3
One Covered Person (Age 45 - 59)	4.00% / 3.00%(2)	4.00% / 3.00%(2)	3.25% / 3.25%
One Covered Person (Age 60 - 64)	5.00% / 3.00%(2)	5.00% / 3.00%(2)	3.75% / 3.75%
One Covered Person (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	5.00% / 5.00%
One Covered Person (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.25% / 5.25%
Two Covered Persons (Age 45 - 59)	3.50% / 3.00%(3)	3.50% / 3.00%(3)	3.00% / 3.00%
Two Covered Persons (Age 60 - 64)	4.50% / 3.00%(3)	4.50% / 3.00%(3)	3.50% / 3.50%
Two Covered Persons (Age 65 - 71)	5.50% / 4.00%	6.50% / 3.00%	4.50% / 4.50%
Two Covered Persons (Age 72 and Older)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
(1) If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of the Two Covered Persons.
(2) If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Highest Anniversary Value on or after the Covered Person’s 65th birthday.
(3) If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Highest Anniversary Value on or after the younger Covered Person’s 65th birthday.
For contracts purchasedbetween May 1, 2015 and August 21, 2016:
Number of Covered Persons and Age of Covered Person at First Withdrawal(1)	Polaris Income Plus Income Option 1	Polaris Income Plus Income Option 2	Polaris Income Plus Income Option 3
One Covered Person (Age 64 and Younger)	5.50% / 3.00%(2)	5.50% / 3.00%(2)	4.00% / 4.00%
One Covered Person (Age 65 and Older)	6.00% / 4.00%	7.00% / 3.00%	5.00% / 5.00%
Two Covered Persons (Age 64 and Younger)	5.00% / 3.00%(3)	5.00% / 3.00%(3)	3.50% /3.50%
Two Covered Persons (Age 65 and Older)	5.50% / 4.00%	6.50% / 3.00%	4.50% / 4.50%
(1) If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of the Two Covered Persons.
(2) If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Highest Anniversary Value on or after the Covered Person’s 65th birthday.

(3) If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Highest Anniversary Value on or after the younger Covered Person’s 65th birthday.

Are there investment requirements if I elect Polaris Income Plus?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the living benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates.
You may not reallocate your money in the Secure Value Account to a DCA Fixed Account or 1-Year Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
Investment Requirements
If your contract was purchased between May 1, 2015 and September 8, 2019, and you elected the optional Polaris Income Plus Income Living Benefit, the following Investment Requirements are applicable:
10% Secure Value Account	Up to 90% in one or more of the following Variable Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money Market Fund
SA American Funds VCP Managed Allocation*
SA BlackRock VCP Global Multi Asset*
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA Invesco VCP Equity-Income*
SA JPMorgan MFS Core Bond
SA PIMCO VCP Tactical Balanced*
SA Schroders VCP Global Allocation*
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
SA Wellington Government and Quality Bond
SA Wellington Real Return
DCA Fixed Accounts**
6-Month DCA
1-Year DCA
* You may invest up to a maximum of 50% in each of these Variable Portfolios.
** You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.
How do my investment requirements impact my feature and contract?
The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company’s risk that the Contract Value will be reduced to zero before the Covered Person(s)’ death. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee. Please consult your financial representative regarding which Variable Portfolios are appropriate for the Living Benefit you elected.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios, DCA Fixed Accounts or 1-Year Fixed Account, if available. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options. The required allocation percentage to the Secured Value Account will not change for the life of your contract.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Plus?
The benefit offered by Polaris Income Plus is calculated by considering the factors described below.
First, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.
Second, we determine if the Anniversary Value is the Highest Anniversary Value. The Anniversary Value equals your contract value on any Benefit Year Anniversary.
Third, we determine the Income Base which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals. If you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be increased to at least the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of your first Benefit Year’s Purchase Payments.
Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Purchase Payment. The Income Credit Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals.
Fifth, we determine the Income Credit. The Income Credit is equal to a percentage (“Income Credit Percentage”) of the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. Please see the Income Credit table under the “Glossary of Living Benefit Terms” above for the Income Credit Percentage applicable to your contract. The Income Credit Percentage is reduced but not eliminated in any Benefit Year in which cumulative withdrawals during the preceding Benefit Year are less than the Income Credit Percentage and not greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected.
Sixth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base and the Income Credit base, if applicable. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors: 1) whether there is one or two Covered Persons(s); 2) the age of the Covered Person(s) at the time of first withdrawal; and 3) the income option elected. Additionally, if applicable to the income option you elected, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Highest Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.
Please see the table under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Seventh, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals. Excess Withdrawals are withdrawals that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduced the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. Please see “What are the effect of withdrawals on Polaris Income Plus” below.
How can the Income Base and Income Credit Base be increased for Polaris Income Plus?
On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the Highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. In addition, the Income Base will be at least the Minimum Income Base on the 12th Benefit Year Anniversary provided no withdrawals have been taken before that anniversary.
On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the Highest Anniversary Value, if the Income Base is increased to the Highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Purchase Payments increase your Income Base and Income Credit Base at the time they are received. Since Highest Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value is higher on days other than the Benefit Year Anniversaries.
What are the effects of withdrawals on Polaris Income Plus?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be at least the Minimum Income Base.
Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
You should not elect a Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.
The impact of withdrawals on specific factors is further explained below:
Income Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual

Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when the contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including withdrawals taken under this Living Benefit, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. In addition, withdrawals under this Living Benefit will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the free withdrawal amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Partial withdrawals under this Living Benefit must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested.
What is the fee for Polaris Income Plus?
The fee for Polaris Income Plus is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In Missouri (for contracts issued on or after January 23, 2017), Oregon, Texas, and Washington, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
For contracts purchased between October 9, 2017 and September 8, 2019:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.00%	2.50%	0.60%	±0.40%
Two Covered Persons	1.25%	2.50%	0.60%	±0.40%
*	The quarterly fee rate will not decrease or increase by more than 0.10% each quarter (0.40%/ 4).
If your contract was purchased between May 1, 2015 and October 8, 2017 and you elected the optional Polaris Income Plus, the following fees are applicable:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.10%	2.20%	0.60%	±0.25%
Two Covered Persons	1.35%	2.70%	0.60%	±0.25%
*	The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25%/ 4).
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
If your contract was purchased between October 9, 2017 and September 8, 2019, the non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
If your contract was purchased between May 1, 2015 and October 8, 2017, the non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + [0.05% x (Average Value of the VIX – 20)]

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
An increase in the Income Base due to an addition of an Income Credit, attaining a new Highest Anniversary Value or an addition of subsequent Purchase Payments prior to the first contract anniversary will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract before the end of a Benefit Quarter, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO POLARIS INCOME PLUS

What happens if the contract value is reduced to zero while the Income Base is greater than zero?
If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under this Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.
In addition, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.	The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.	Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.
If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
As the original owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal. Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center.
We will provide RMD favorable treatment, once each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by us. Any portion of a withdrawal in a Benefit Year that is more than the greater of both Maximum Annual Withdrawal Amount and the RMD amount will be considered an Excess Withdrawal.
If you turned age 70 ½ on or after January 1, 2020, the age at which you must begin taking RMDs is 72. If you turned age 70 ½ before January 1, 2020, the age at which you must begin taking RMDs is 70 ½.
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
If the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than the Income Credit Percentage (applicable to you), an Income Credit equal to the difference between the RMD and Income Credit Percentage will be included in determining any Income Base increase in that Benefit Year. If the RMD amount is greater than the Income Credit Percentage, no Income Credit will be included in the calculation of the Income Base.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person?
If there is one Covered Person and that person dies, the surviving spousal joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or
2.	Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons?
If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:
1.	Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or
2.	Continue the contract with the Living Benefit and its corresponding fee for two Covered Persons.
The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.
If spousal continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Highest Anniversary Value or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero. The Continuing Spouse is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Benefit Effective Date.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.
What happens to my Living Benefit upon the Latest Annuity Date?
If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you begin the Income Phase and therefore, you must select one of the following annuity income options:
1.	Annuitize the contract value under the contract’s annuity provisions (please see ANNUITY INCOME OPTIONS in the prospectus); or
2.	Annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date for a fixed period while you are alive. The fixed period is determined by dividing the contract value on the Latest Annuity Date by the Maximum Annual Withdrawal Amount. Any applicable Premium Taxes will be deducted from the contract value prior to determining the fixed period. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by the applicable Protected Income Payment Percentage, paid until the death(s) of the Covered Person(s). The Maximum Annual Withdrawal Amount fixed period payments and the subsequent Protected Income Payments will be divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you.
3.	Any annuity income option mutually agreeable between you and us.
Once you begin the Income Phase by electing one of the annuity income payment options above, the Income Base will no longer be adjusted either for Highest Anniversary Values or additional Income Credits.
If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Option 2 above.
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below:
Cancellation Request Received	Cancellation Effective Date
Years 1-5	5th Benefit Year Anniversary
Years 5+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under Polaris Income Plus are terminated. In addition, the investment requirements for the Living Benefit will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Plus?
Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available in the state in which your contract was issued, amounts will be transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers or incur a transfer fee.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the Living Benefit. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or a money market or similar portfolio, as applicable, will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions, or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center. Please see the STATE CONTRACT AVAILABILITY AND/OR VARIABILITY Appendix for state specific information regarding amounts allocated to the Secure Value Account and Automatic Asset Allocation Rebalancing Program upon cancellation of the Living Benefit.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit will automatically be cancelled upon the occurrence of one of the following:
1.	Annuitization of the contract; or
2.	Termination or surrender of the contract; or
3.	A death benefit is paid resulting in the contract being terminated; or
4.	An Excess Withdrawal that reduces the contract value and Income Base to zero; or
5.	Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or
6.	A change that removes all Covered Persons from the contract except as noted below and under “Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?”
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?
Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered Person:
1.	One of the two Covered Persons is removed from the contract, due to reasons other than death; or
2.	The original spousal joint Owners or Spousal Beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.
Under these circumstances, the fee for the Living Benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under “Can I elect to cancel my Living Benefit?” above.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.

POLARIS INCOME BUILDER
Polaris Income Builder was available from May 1, 2015 through April 30, 2018. Effective May 1, 2018, Polaris Income Builder is no longer available for election.
Below is a glossary of Living Benefit Terms and a summary of the key features of the optional Living Benefit offered in your contract.
Glossary of Living Benefit Terms
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values.
Benefit Effective Date
The date the living benefit was elected. The Benefit Effective Date is the same as the contract issue date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.
For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the contract issue date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the living benefit.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year which exceeds the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. This withdrawal may include, but is not limited to, any withdrawal in a Benefit Year taken after the maximum amount allowed. An Excess Withdrawal will cause the
Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.
Highest Anniversary Value
The current Anniversary Value that is greater than (1) all previous Anniversary Values; and (2) Purchase Payments received prior to the first contract anniversary.
Income Base
The Income Base is used to determine the fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero.
Income Credit
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:
For contracts purchased between August 22, 2016 and April 30, 2018:
Income Credit Percentage (as a percentage of the Income Credit Base)	Income Credit Availability
5%	Available during the first 12 Benefit Years — the Income Credit is reduced in years withdrawals are taken
For contracts purchased between May 1, 2015 and August 21, 2016:
Income Credit Percentage (as a percentage of the Income Credit Base)	Income Credit Availability
6%	Available during the first 12 Benefit Years — the Income Credit is reduced in years withdrawals are taken
Income Credit Base
The Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.
Income Credit Period
The period of time over which we calculate the Income Credit, which is the first 12 Benefit Years.
Investment Requirements
We will allocate a certain percentage of every Purchase Payment and Continuation Contribution, if any, to the Secure Value Account. The remaining amount of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined below.

Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero.
Minimum Income Base
The guaranteed minimum amount equal to 200% of the first Benefit Year’s Purchase Payments to which the Income Base will be increased on the 12th Benefit year Anniversary provided no withdrawals are taken before the 12th Benefit Year Anniversary.
Minimum Income Base Period (if no withdrawal are taken prior to the Benefit Year Anniversary)	Minimum Income Base Percentage (as a Percentage of the 1st Benefit Year’s Purchase Payments)
12th Benefit Year Anniversary	200%
Protected Income Payment
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
How does Polaris Income Builder work?
Polaris Income Builder locks in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)’ guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Purchase Payment. We will not accept subsequent Purchase Payments on or after the first contract anniversary. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the Highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit.
There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Year Anniversary; the Income Base will be at least 200% of your first Benefit Year’s Purchase Payments (“Minimum Income Base”). Please see “How can the Income Base and Income Credit Base be increased?” below.
What determines the amount I can receive each year?
The amount that you receive depends on the income option you have elected, whether there are one or two Covered
Person(s), the age of the Covered Person(s) at the time of the first withdrawal and whether your contract value is greater than or equal to zero. You must choose an income option, if applicable, at the time you purchase your contract and your election may not be changed thereafter. Please see the table below for the income options available to you. If you purchased your contract through certain broker-dealers, all income options may not be available to you.
While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base and Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage differs depending on the feature elected and whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of first withdrawal and the income option elected.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on (1) the income option you elected, (2) whether there are one or two Covered Person(s), (3) the age of the covered Person(s) at the time of the first withdrawal and (4) for those taking withdrawals before age 65, if applicable under the income option elected, whether the Income Base steps up due to favorable market conditions after the Covered Person(s)’65th birthday. Please see“What happens if the contract value is reduced to zero while the Income Base is greater than zero?” and “What happens to my living benefit upon the Latest Annuity Date?” below.
Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Tables
The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.
For contracts purchased between February 29, 2016 and April 30, 2018:
Number of Covered Persons and Age of Covered Person at First Withdrawal(1)	MAWP/PIPP
One Covered Person (Age 65 and Older)	5.40% / 5.40%
Two Covered Persons (Age 65 and Older)	4.90% / 4.90%
(1) If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of the Two Covered Persons.

For contracts purchased between May 1, 2015 and February 28, 2016:
Number of Covered Persons and Age of Covered Person at First Withdrawal(1)	MAWP/PIPP
One Covered Person (Age 65 and Older)	5.50% / 5.25%
Two Covered Persons (Age 65 and Older)	5.0% / 4.75%
(1) If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of the Two Covered Persons.
Are there investment requirements if I elect a Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the living benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates.
You may not reallocate your money in the Secure Value Account to a DCA or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
Investment Requirements
Polaris Income Builder
If your contract was purchased between May 1, 2015 and April 30, 2018, and you elected the optional Polaris Income Builder, you must allocate your assets in accordance with the following:
10% Secure Value Account	Up to 90% in one or more of the following Variable Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money Market Fund
SA American Funds VCP Managed Asset Allocation*
SA BlackRock VCP Global Multi Asset*
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA Invesco VCP Equity-Income*
SA JPMorgan MFS Core Bond
SA PIMCO VCP Tactical Balanced*
SA Schroders VCP Global Allocation*
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
SA Wellington Government and Quality Bond
SA Wellington Real Return
* You may invest up to a maximum of 50% in each of these Variable Portfolios.
How do my investment requirements impact my feature and contract?
The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios, DCA Fixed Accounts or 1-Year Fixed Account, if available. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged, or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options. The required allocation percentage to the Secured Value Account will not change for the life of your contract.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.
You may not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Builder?
The benefit offered by Polaris Income Builder is calculated by considering the factors described below.
First, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.
Second, we determine if the Anniversary Value is the Highest Anniversary Value. The Anniversary Value equals your contract value on any Benefit Year Anniversary
Third, we determine the Income Base which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals. If you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be increased to at least the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of your first Benefit Year’s Purchase Payments.
Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Purchase Payment. The Income Credit Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals.
Fifth, we determine the Income Credit. Please see the Income Credit tables above to determine the Income Credit applicable to you.
The Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Income Base on your second Benefit Year Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Income Base on your third Benefit Year Anniversary.
Sixth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base, if applicable. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s) at the time of first withdrawal; and 3) the income option elected. Additionally, if applicable to the income option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Highest Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.
Please see the table under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Seventh, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income

Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals. Please see “What are the effects of withdrawals on Polaris Income Builder?” below.
How can the Income Base and Income Credit Base be increased for Polaris Income Builder?
On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the Highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. In addition, the Income Base will be at least the Minimum Income Base on the 12th Benefit Year Anniversary provided no withdrawals have been taken before that anniversary.
On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the Highest Anniversary Value, if the Income Base is increased to the Highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Purchase Payments increase your Income Base and Income Credit Base at the time they are received. Since Highest Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value is higher on days other than the Benefit Year Anniversaries.
What are the effects of withdrawals on Polaris Income Builder?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be at least the Minimum Income Base.
Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
You should not elect a Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.
The impact of withdrawals on specific factors is further explained below:
Income Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including withdrawals taken under this Living Benefit, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. In addition, withdrawals under this Living Benefit will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the free withdrawal amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Partial withdrawals under this Living Benefit must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested.
What is the fee for Polaris Income Builder?
The fee for Polaris Income Builder is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In Missouri, Oregon, Texas, and Washington, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
For contracts purchased between October 9, 2017 and April 30, 2018:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.00%	2.50%	0.60%	±0.40%
Two Covered Persons	1.25%	2.50%	0.60%	±0.40%
*	The quarterly fee rate will not decrease or increase by more than 0.10% each quarter (0.40%/ 4).
For contracts purchased between May 1, 2015 and October 8, 2017:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.10%	2.20%	0.60%	±0.25%
Two Covered Persons	1.35%	2.70%	0.60%	±0.25%
*	The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25%/ 4).
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options
Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
If your contract was purchased between October 9, 2017 and April 30, 2018, the non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
If your contract was purchased prior to October 8, 2017, the non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + [0.05% x (Average Value of the VIX – 20)]
You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO POLARIS INCOME BUILDER

What happens if the contract value is reduced to zero while the Income Base is greater than zero?
If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.

If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.
In addition, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.	The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.	Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.
If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
As the original owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center.
Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you. If you turned age 70 ½ on or after January 1, 2020, the age at which you must begin taking RMDs is 72. If you turned age 70 ½ before January 1, 2020, the age at which you must begin taking RMDs is 70 ½.
We will provide RMD favorable treatment, once each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by us. Therefore, if you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking
RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
No Income Credit will be included in the calculation of the Income Base when an RMD is taken.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person?
If there is one Covered Person and that person dies, the surviving spousal joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or
2.	Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons?
If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:
1.	Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or
2.	Continue the contract with the Living Benefit and its corresponding fee for two Covered Persons.
The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.
If spousal continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Highest Anniversary Value or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero. The Continuing Spouse is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Benefit Effective Date.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal

Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.
What happens to my Living Benefit upon the Latest Annuity Date?
If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you begin the Income Phase and therefore, you must select one of the following annuity income options:
1.	Annuitize the contract value under the contract’s annuity provisions; or
2.	Annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date for a fixed period while you are alive. The fixed period is determined by dividing the contract value on the Latest Annuity Date by the Maximum Annual Withdrawal Amount. Any applicable Premium Taxes will be deducted from the contract value prior to determining the fixed period. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by the applicable Protected Income Payment Percentage, paid until the death(s) of the Covered Person(s). The Maximum Annual Withdrawal Amount fixed period payments and the subsequent Protected Income Payments will be divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you.
3.	Any annuity income option mutually agreeable between you and us.
Once you begin the Income Phase by electing one of the annuity income payment options above, the Income Base will no longer be adjusted either for Highest Anniversary Values or additional Income Credits if you elected Polaris Income Builder. If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Option 2 above.
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below:
Cancellation Request Received	Cancellation Effective Date
Years 1-5	5th Benefit Year Anniversary
Years 5+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under Polaris Income Builder are terminated. In addition, the investment requirements for the Living Benefit will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Builder?
Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available in the state in which your contract was issued, amounts will be transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the Living Benefit. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or a money market or similar portfolio, as applicable, will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center. Please see APPENDIX B- STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding amounts allocated to the Secure Value Account and Automatic Asset Allocation Rebalancing Program upon cancellation of the Living Benefit.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit will automatically be cancelled upon the occurrence of one of the following:
1.	Annuitization of the contract; or
2.	Termination or surrender of the contract; or
3.	A death benefit is paid resulting in the contract being terminated; or
4.	An Excess Withdrawal that reduces the contract value and Income Base to zero; or

5.	Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or
6.	A change that removes all Covered Persons from the contract except as noted below and under “Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?”
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?
Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered Person:
1.	One of the two Covered Persons is removed from the contract, due to reasons other than death; or
2.	The original spousal joint Owners or Spousal Beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.
Under these circumstances, the fee for the Living Benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under “Can I elect to cancel my Living Benefit?” above.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.
We reserve the right to modify, suspend or terminate the optional Living Benefits at any time for prospectively issued contracts.

Appendix H – POLARIS PORTFOLIO ALLOCATOR PROGRAM AND 50%-50% COMBINATION MODEL
PROGRAM FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017

Effective on February 6, 2017, due to pending regulatory changes, the Polaris Allocator Program is no longer offered.
If you invested in a Polaris Portfolio Allocator Model prior to February 6, 2017, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Polaris Portfolio Allocator Program was terminated; however, the investment will no longer be considered to be a Polaris Portfolio Allocator Model and you may no longer trade into a Polaris Portfolio Allocator Model. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Portfolio Allocator Model in line with your investment goals over time.
Additionally, if you elected a living benefit which allowed Polaris Portfolio Allocator Models as part of the investment requirements, you may trade out of your allocation at any time into any investment that meets your living benefit’s investment requirements, including the asset allocation of the Variable Portfolios listed in the table below (“Allocations”). After the termination effective date, only the asset allocation of the Variable Portfolios of your current model or the Allocations below will meet the investment requirements for living benefits which previously allowed Polaris Portfolio Allocator Models.
Allocations (effective February 6, 2017)
Variable Portfolios	Allocation 1	Allocation 2	Allocation 3	Allocation 4*
Invesco V.I. Comstock Fund	5.00%	5.00%	6.00%	8.00%
Invesco V.I. Growth and Income Fund	6.00%	7.00%	8.00%	8.00%
SA AB Growth	3.00%	4.00%	4.00%	6.00%
SA AB Small & Mid Cap Value	1.00%	1.00%	1.00%	2.00%
SA American Funds Global Growth	2.00%	3.00%	4.00%	6.00%
SA American Funds Growth-Income	0.00%	0.00%	1.00%	4.00%
SA DFA Ultra Short Bond	2.00%	1.00%	0.00%	0.00%
SA Dogs of Wall Street	3.00%	3.00%	3.00%	5.00%
SA Federated Hermes Corporate Bond	10.00%	8.00%	7.00%	1.00%
SA Fidelity Institutional AM® Real Estate	0.00%	0.00%	0.00%	1.00%
SA Franklin Small Company Value	0.00%	2.00%	2.00%	1.00%
SA Goldman Sachs Global Bond	4.00%	4.00%	2.00%	2.00%
SA Janus Focused Growth*	0.00%	1.00%	1.00%	2.00%
SA JPMorgan Emerging Markets	0.00%	1.00%	2.00%	2.00%
SA JPMorgan Equity-Income	6.00%	7.00%	8.00%	8.00%
SA JPMorgan MFS Core Bond	17.00%	13.00%	10.00%	5.00%
SA Legg Mason BW Large Cap Value	4.00%	4.00%	4.00%	5.00%
SA MFS Blue Chip Growth	2.00%	3.00%	4.00%	4.00%
SA MFS Massachusetts Investors Trust	6.00%	6.00%	7.00%	8.00%
SA Morgan Stanley International Equities	3.00%	3.00%	4.00%	5.00%
SA Oppenheimer Main Street Large Cap	3.00%	4.00%	4.00%	6.00%
SA PineBridge High-Yield Bond	4.00%	3.00%	2.00%	0.00%
SA Templeton Foreign Value	3.00%	3.00%	3.00%	4.00%
SA Wellington Capital Appreciation	3.00%	3.00%	4.00%	5.00%
SA Wellington Government and Quality Bond	8.00%	8.00%	7.00%	2.00%
SA Wellington Real Return	5.00%	3.00%	2.00%	0.00%
Total	100%	100%	100%	100%
*	Allocation 4 above is only available if you elected the Polaris Income Plus Daily living benefit prior to February 6, 2017.

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Effective on February 6, 2017, due to pending regulatory changes the Combination Model Program will no longer be offered.
If you invested in a Combination Model prior to February 6, 2017, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Polaris Portfolio Allocator Program was terminated; however, the investment will no longer be considered to be a 50%-50% Combination Model and you may no longer trade into any other Combination Model. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Portfolio Allocator Model in line with your investment goals over time.
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Appendix I – Death Benefits Following Spousal Continuation between May 1, 2017 and September 8, 2019

If your contract was issued between May 1, 2019 and September 8, 2019 and you elected either the Polaris Income Plus Flex or Polaris Income Plus Daily Flex Living Benefit, please see APPENDIX E – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION.
The following details the Contract Value, Return of Purchase Payment and Maximum Anniversary Value death benefits payable upon the Continuing Spouse’s death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether a living benefit was elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse’s date of death.
Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.
We define “Continuation Net Purchase Payments” as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered the initial Continuation Purchase Payment. We define “Continuation Purchase Payments” as Purchase Payments made on or after the Continuation Date. Continuation Purchase Payments will not be accepted on or after the first contract anniversary if a living benefit was elected.
The term “withdrawals” as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.
The term “Withdrawal Adjustment” is used, if a living benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse’s 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to the Continuing Spouse’s 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after the Continuing
Spouse’s 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.
The Company will not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations described below assume that no Purchase Payments are received on or after the Continuing Spouse’s 86th birthday. We will not accept Continuation Purchase Payments on or after the first contract anniversary if you have elected a living benefit feature.
Contract Value Death Benefit Payable Upon Continuing Spouse’s Death
The Contract Value death benefit, included in the contract for no additional fee, will be equal to the contract value on the business day during which we receive all required documentation.
The Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit, if elected, are calculated differently depending on whether the original Owner had elected a Living Benefit, described above.
Return of Purchase Payment and Maximum Anniversary Value death benefit Payable Upon Continuing Spouse’s Death:
A.	The following describes the Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit without election of a living benefit:
1.	Return of Purchase Payment death benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.	Contract value; or
b.	Continuation Net Purchase Payments.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the Return of Purchase Payment death benefit fee will no longer be deducted as of the Continuation Date.
2.	Maximum Anniversary Value death benefit
If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:
a.	Contract value; or
b.	Continuation Net Purchase Payments; or
c.	Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death, plus any

I-1

Continuation Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.
If the Continuing Spouse is age 81-85 on the Continuation Date, the death benefit will be the Return of Purchase Payment death benefit, described above and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date. Instead, the Return of Purchase Payment death benefit fee will be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
B.	The following describes the Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit with election of a living benefit:
1.	Return of Purchase Payment death benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.	Contract value; or
b.	Continuation Purchase Payments received prior to the first contract anniversary reduced by:
(i)	any Withdrawal Adjustments after the Continuation Date, if the living benefit has not been terminated; or
(ii)	any Withdrawal Adjustments after the Continuation Date, prior to the date the living benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the living benefit is terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Return of Purchase Payment death benefit fee will no longer be deducted as of the Continuation Date.
2.	Maximum Anniversary Value death benefit
If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:
a.	Contract value; or
b.	Continuation Purchase Payments received prior to the first contract anniversary reduced by:
(i)	any Withdrawal Adjustments after the Continuation Date, if the living benefit has not been terminated; or
(ii)	any Withdrawal Adjustments after the Continuation Date, prior to the date the living benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the living benefit is terminated.
c.	Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death and reduced by:
(i)	any Withdrawal Adjustments since that contract anniversary, if the living benefit has not been terminated; or
(ii)	any Withdrawal Adjustments since that contract anniversary, prior to the date the living benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the living benefit is terminated.
The anniversary value for any year is equal to the contract value on the applicable anniversary.
If the Continuing Spouse is age 81-85 on the Continuation Date, the death benefit will be the Return of Purchase Payment death benefit, described above and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date. Instead, the Return of Purchase Payment death benefit fee will be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
I-2

Please forward a copy (without charge) of the Polaris Platinum Elite Variable Annuity Statement of Additional Information to:
(Please print or type and fill in all information.)

Name

Address

City/State/Zip

Contract Issue Date:

Date:	Signed:

Return to: The Variable Annuity Life Insurance Company
Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570

STATEMENT OF ADDITIONAL INFORMATION
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
IN CONNECTION WITH
THE VARIABLE ANNUITY LIFE INSURANCE
COMPANY SEPARATE ACCOUNT A
POLARIS PLATINUM ELITE VARIABLE ANNUITY
This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated April 30, 2020, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or writing us at:
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
ANNUITY SERVICE CENTER
P.O. BOX 15570
AMARILLO, TEXAS 79105-5570
April 30, 2020

Separate Account and the Company
The Variable Annuity Life Insurance Company (“VALIC” or “Company”) is a life insurance company organized under the laws of the state of Texas on August 20, 1968. VALIC’s home office is 2929 Allen Parkway, Houston, Texas 77019. VALIC is successor in interest to a company originally organized under the laws of Washington, D.C. on December 21, 1955. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. (“American International Group”), a Delaware corporation. American International Group is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contacts are the Company’s, and American International Group has no legal obligation to back those commitments.
VALIC Separate Account A is a separate account of VALIC, established under Texas law on July 25, 1979. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.
The Separate Account meets the definition of a “Separate Account” under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.
The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.
The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges and fees.
The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds’ management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.
Another important feature of the contract related to its basic objective is the Company’s promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).
General Account
The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available fixed account options and/or available DCA fixed accounts in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company’s general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company’s assets held in the general account will be available to fund the Company’s obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.
Master-Feeder Structure
The following underlying funds currently do not buy individual securities directly: SA American Funds Global Growth Portfolio, SA American Funds Growth Portfolio, SA American Funds Growth-Income Portfolio, SA American Funds Asset Allocation Portfolio, and SA American Funds VCP Managed Allocation Portfolio (the “Feeder Funds”). Instead, each Feeder Fund invests all of its investment assets in a corresponding “Master Fund” of American Funds Insurance Series®, managed by Capital Research and Management Company (“Capital Research”).
Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management, LLC (“SAAMCo”) does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund’s investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds’ other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a “feeder fund” investing in a Master Fund.
SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the underlying fund ceases to operate as a “feeder fund,” SAAMCo will serve as investment manager for the Feeder Fund.
The terms “Feeder Fund” and “Master Fund” as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:
•	Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo’s advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and
•	Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.
Information Regarding the Use of the Volatility Index (“VIX”)
This variable annuity is not sponsored, endorsed, sold or promoted by Standard & Poor’s Financial Services LLC (“S&P”) or the Chicago Board Options Exchange, Incorporated (“CBOE”). S&P and CBOE make no representation, condition or warranty, express or implied, to the owners of this variable annuity or any member of the public regarding the advisability of investing in securities generally or in this variable annuity or in the ability of the CBOE Volatility Index (the “VIX”) track market performance. S&P’s and CBOE’s only relationship to the Company is the licensing of certain trademarks and trade names of S&P, CBOE and the VIX which is determined, composed and calculated by S&P without regard to the Company or this variable annuity. S&P has no obligation to take the needs of the Company or the owners of this variable annuity into consideration in determining, composing or calculating the VIX. S&P and CBOE are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of this variable annuity to be issued or in the determination or calculation of the equation by which this variable annuity is to be converted into cash. S&P and CBOE have no obligation or liability in connection with the administration, marketing or trading of this variable annuity.

Neither S&P, its affiliates nor their third party licensors, including CBOE, guarantee the adequacy, accuracy, timeliness or completeness of the VIX or any data included therein or any communications, including but not limited to, oral or written communications (including electronic communications) with respect thereto. S&P, its affiliates and their third party licensors, including CBOE, shall not be subject to any damages or liability for any errors, omissions or delays therein. S&P and CBOE make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the marks, the VIX or any data included therein. Without limiting any of the foregoing, in no event whatsoever shall S&P, its affiliates or their third party licensors, including CBOE, be liable for any indirect, special, incidental, punitive or consequential damages, including but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability or otherwise.
“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500™” are trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by the Company. “CBOE”, “CBOE Volatility Index” and “VIX” is a trademark of the Chicago Board Options Exchange, Incorporated and has been licensed for use by S&P.
Performance Data
From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.
We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.
The Separate Account may advertise “total return” data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. “Total return” is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).
For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds’ performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account’s Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).
Performance data for the various Variable Portfolios are computed in the manner described below.

Goldman Sachs VIT Government Money Market Fund
Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:
Base Period Return = (EV - SV - CMF) / (SV)
where:
SV	=	value of one Accumulation Unit at the start of a 7 day period
EV	=	value of one Accumulation Unit at the end of the 7 day period
CMF	=	an allocated portion of the $50 annual Contract Maintenance Fee, prorated for 7 days
The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio’s allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Goldman Sachs VIT Government Money Market Fund. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.
The current yield is then obtained by annualizing the Base Period Return:
Current Yield = (Base Period Return) x (365/7)
The Goldman Sachs VIT Government Money Market Fund also quotes an “effective yield” that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:
365/7
Effective Yield	=	[(Base Period Return + 1)		– 1]
The yield quoted should not be considered a representation of the yield of the Goldman Sachs VIT Government Money Market Fund in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.
Yield information may be useful in reviewing the performance of the Goldman Sachs VIT Government Money Market Fund and for providing a basis for comparison with other investment alternatives. However, the Goldman Sachs VIT Government Money Market Fund’s yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Fund’s yield may become negative, which may result in a decline in the value of your investment.
Other Variable Portfolios
The Variable Portfolios of the Separate Account other than the Goldman Sachs VIT Government Money Market Fund compute their performance data as “total return.” Total return figures are derived from historical data and are not intended to be a projection of future performance.
Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:
n
P	(1 + T)		=	ERV
where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the 1, 5, or 10 year periods (or fractional portion thereof)
The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption.
These rates of return do not reflect election of any optional features. As a fee is charged for these features, the rates of return would be lower if these features were included in the calculations.
Annuity Income Payments
Initial Monthly Annuity Income Payments
The initial monthly annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax if applicable, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.
The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first monthly variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.
Subsequent Monthly Annuity Income Payments
For fixed annuity income payments, the amount of the second and each subsequent monthly fixed annuity income payment is the same as that determined above for the first fixed monthly annuity income payment.
For variable annuity income payments, the amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly variable annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each monthly variable annuity income payment is due.
Annuity Unit Values
The value of an Annuity Unit is determined independently for each Variable Portfolio.
The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly variable annuity income payment would be higher, but the actual net investment rate would also have to be higher in order for variable annuity income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each monthly variable annuity income payment will vary accordingly.
For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.
Net Investment Factor
The Net Investment Factor (“NIF”) is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.
The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:
(a)	is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and
(b)	is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.
The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.
Illustrative Example
Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange (“NYSE”) on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:
NIF	=	($11.46/$11.44)
	=	1.00174825
The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the variable annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:
(1/12)
1/	[(1.035)		]	=	0.99713732
In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:
$10.103523 x 1.00174825 x 0.99713732 = $10.092213
To determine the initial variable annuity income payment, the annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed investment rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.
The NIF measures the performance of the funds that are basis for the amount of future variable annuity income payments. This performance is compared to the monthly AIR, and if the rate of growth in the NIF is the same as the monthly AIR the payment remains the same as the prior month. If the rate of growth of the NIF is different than the

AIR, then the payment is changed proportionately to the ratio NIF / (1+AIR), calculated on a monthly basis. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.
Variable Annuity Income Payments
Illustrative Example
Assume that a contract has all of its account value allocated to a single Variable Portfolio. As of the last valuation preceding the Annuity Date, the account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655 (i.e., the account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second variable annuity income payment date is $13.327695.
The first variable annuity income payment is determined using the annuity factor tables specified in the contract. These tables supply monthly annuity income payment factors, determined by the sex, age of the Annuitant and annuity income option selected, for each $1,000 of applied contract value. If the applicable factor is 5.21 for the annuitant in this hypothetical example, the first variable annuity income payment is determined by multiplying the factor of $5.21 by the result of dividing the account value by $1,000:
First variable annuity income payment = $5.21 x ($116,412.31/$1000) = $606.51
The number of Annuity Units (which will be constant unless the account values is transferred to another account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:
Annuity Units = $606.51/$13.256932 = 45.750404
The second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second variable annuity payment due date:
Second variable annuity income payment = 45.750404 x $13.327695 = $609.75
The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.
Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.
Taxes
General
Note:    Discussions regarding the tax treatment of any annuity contract or retirement plan and program are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the company’s understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances. We do not guarantee the tax status or treatment of your annuity.
Section 72 of the Internal Revenue Code of 1986, as amended (the “Code” or “IRC”) governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.
If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer-sponsored retirement plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.
For annuity income payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.
The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.
On December 20, 2019, the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation.  The SECURE Act includes many provisions affecting Qualified Contracts, some of which became effective upon enactment or on January 1, 2020, and certain provisions were retroactively effective. Some of the provisions effective January 1, 2020 include:
•	an increase in the age at which required minimum distributions (RMDs) generally must commence, to age 72, for those born on or after July 1, 1949, from the previous age of 70 ½;
•	new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner (when the death occurs on or after January 1, 2020);
•	elimination of the age 70 ½ restriction on traditional IRA contributions for tax years beginning 2020 (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70 ½ IRA contributions);
•	a new exception to the 10% additional tax on early distributions, for the qualified birth or adoption of a child, which also became an allowable plan distribution event; and,
•	reduction of the earliest permissible age for in-service distributions from pension plans and certain Section 457 plans to 59 ½.
The foregoing is not an exhaustive list.  The SECURE Act included many additional provisions affecting Qualified Contracts.
Tax Treatment of Distributions – Non-Qualified Contracts
If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:
•	after attaining age 59½;
•	when paid to your beneficiary after you die;
•	after you become disabled (as defined in the Code);
•	when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•	under an immediate annuity contract;
•	which are attributable to Purchase Payments made prior to August 14, 1982.
On March 30, 2010 the Health Care and Education Reconciliation Act (“Reconciliation Act”) was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which went into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income (“MAGI”) ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.
Tax Treatment of Distributions – Qualified Contracts
Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely income tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59½, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.
The taxable portion of any withdrawal or annuity income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:
•	after attainment of age 59½;
•	when paid to your beneficiary after you die;
•	after you become disabled (as defined in the IRC);
•	as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•	payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);
•	dividends paid with respect to stock of a corporation described in IRC Section 404(k);

•	for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;
•	payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);
•	for payment of health insurance if you are unemployed and meet certain requirements;
•	distributions from IRAs for certain higher education expenses;
•	distributions from IRAs for first home purchases;
•	amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;
•	payments to certain reservists called up for active duty after September 11, 2001; or
•	payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers;
•	distributions for parents after the “qualified birth or adoption” of a new child (subject to limitations).
The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee’s right to elect out of withholding or to elect a different rate of withholding. For “eligible rollover distributions” from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution “rolled over” or “transferred to another eligible plan in a direct trustee-to-trustee” transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An “eligible rollover distribution” is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to “roll over” the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant’s death, the participant’s surviving spouse, or (3) in the case of a domestic relations order, the participant’s spouse or ex-spouse may roll over a distribution into a plan of the participant’s own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct “trustee-to-trustee” transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).
Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.
The Small Business Jobs Act of 2010 subsequently added the ability for “in-Plan” rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 (“ATRA”) expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.

Diversification – Separate Account Investments
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered “Pension Plan Contracts” for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.
The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”
Non-Natural Owners
Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.
Multiple Contracts
The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.
Tax Treatment of Assignments of Qualified Contracts
Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.
Tax Treatment of Gifting, Assigning or Transferring Ownership of a Non-Qualified Contract
Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the Purchase Payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract’s value, you will also be liable for the tax on the Contract’s value above your Purchase Payments not previously withdrawn.

The new Contract owner’s Purchase Payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.
Foreign Account Tax Compliance (“FATCA”)
A Contract Owner who is not a “United States person” which is defined under the Internal Revenue Code section to mean:
•	a citizen or resident of the United States
•	a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia
•	any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)
should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, the Form W-8 BEN-E is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or acceptable substitute form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.
Other Withholding Tax
A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.
Federal Withdrawal Restrictions from Qualified Contracts
The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59½; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); (5) experiences a financial hardship (as defined in the IRC); or (6) has a qualified birth or adoption of a child (subject to limitations). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.
Partial 1035 Exchanges of Non-Qualified Annuities
Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans
The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.
(a) Plans of Self-Employed Individuals: “H.R. 10 Plans”
Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.
(b) Tax-Sheltered Annuities
Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2020 is the lesser of 100% of includible compensation or $19,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $6,500 in 2020 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2020 may not exceed the lesser of $57,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.
On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.
In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer’s 403(b) plan upon its establishment, but no later than by January 1, 2009.

The final regulations generally do not affect a participant’s ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.
The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.
(c) Individual Retirement Annuities
Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2020 is the lesser of $6,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2020. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner’s spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income. The rules concerning what constitutes “coverage” are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590-A & B for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer’s plan. If you and your spouse are filing jointly and have a modified AGI in 2020 of less than $104,000, your contribution may be fully deductible; if your income is between $104,000 and $124,000, your contribution may be partially deductible and if your income is $124,000 or more, your contribution may not be deductible. If you are single and your income in 2020 is less than $65,000, your contribution may be fully deductible; if your income is between $65,000 and $75,000, your contribution may be partially deductible and if your income is $75,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2020 is between $196,000 and $206,000, your contribution may be partially deductible.
(d) Roth IRAs
Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2020 is the lesser of $6,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2020. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2020 is less than: $196,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $124,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service (“IRS”). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.
(e) Pension and Profit-Sharing Plans
Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.
(f) Deferred Compensation Plans — Section 457(b)
Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from, or in some cases made available under the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. All 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.
Distribution of Contracts
The contracts are offered on a continuous basis through AIG Capital Services, Inc., located at 21650 Oxnard Street, Suite 750 Woodland Hills, CA 91367-4997. AIG Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and AIG Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.

Financial Statements
PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for The Variable Annuity Life Insurance Company Separate Account A and The Variable Annuity Life Insurance Company (“VALIC”).
You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or call us at 1-800-445-7862. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.
The following financial statements are included in the Statement of Additional Information in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:
•	The Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company as of December 31, 2019 and for each of the two years in the period ended December 31, 2019.
•	The Audited Statutory Financial Statements of The Variable Annuity Life Insurance Company as of December 31, 2019 and December 31, 2018 and for each of the three years in the period ended December 31, 2019.
The financial statements of VALIC should be considered only as bearing on the ability of VALIC to meet its obligation under the contracts.

Separate Account A The Variable Annuity Life Insurance Company

2019

Annual Report

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Variable Annuity Life Insurance Company and The Variable Annuity Life Insurance Company Contract Owners of Separate Account A.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of The Variable Annuity Life Insurance Company Separate Account A ("Separate Account A") indicated in the table below as of December 31, 2019, and the related statements of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of the Separate Account A as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Beacon Bridgeway Large Cap Growth Fund Investor	American Beacon Holland Large Cap Growth Fund Investor Class
Class

AST SA BlackRock Multi-Asset Income Portfolio Class 3	AST SA Wellington Growth Portfolio Class 3 (1) (8)

AST SA PGI Asset Allocation Portfolio Class 3	AST SA Wellington Natural Resources Portfolio Class 3 (2) (8)

AST SA Wellington Capital Appreciation Portfolio Class 3	AST SA Wellington Strategic Multi-Asset Portfolio Class 3

AST SA Wellington Government and Quality Bond Portfolio Class	Ariel Fund Investor Class
3

Ariel Appreciation Fund Investor Class	FTVIP Templeton Global Asset Allocation Fund (7)

FTVIP Franklin Allocation VIP Fund Class 2	Invesco V.I. Comstock Fund Series II

FTVIP Franklin Income VIP Fund Class 2	Invesco V.I. Growth and Income Fund Series II

Goldman Sachs VIT Government Money Market Fund Service	PIMCO Total Return Portfolio Institutional Class (7)
Class

Invesco V.I. American Franchise Fund Series II	SST SA Allocation Moderate Portfolio Class 3

Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3

Lord Abbett Growth and Income Portfolio Class VC	SST SA Wellington Real Return Portfolio Class 3

Neuberger Berman AMT Guardian Trust Class (7)	SAST SA Janus Focused Growth Portfolio Class 3

PIMCO Total Return Portfolio Advisor Class (7)	SAST SA JPMorgan Diversified Balanced Portfolio Class 3

SST SA Allocation Balanced Portfolio Class 3	SAST SA JPMorgan Emerging Markets Portfolio Class 3

SST SA Allocation Growth Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 3

SST SA Allocation Moderate Growth Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 3

SAST SA AB Growth Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 3

SAST SA AB Small & Mid Cap Value Portfolio Class 3	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3

SAST SA American Funds Asset Allocation Portfolio Class 3	SAST SA Large Cap Growth Index Portfolio Class 3 (3)

SAST SA American Funds Global Growth Portfolio Class 3	SAST SA Large Cap Index Portfolio Class 3

SAST SA American Funds Growth Portfolio Class 3	SAST SA Large Cap Value Index Portfolio Class 3 (3)

SAST SA American Funds Growth-Income Portfolio Class 3	SAST SA Legg Mason BW Large Cap Value Portfolio Class 3

SAST SA American Funds VCP Managed Allocation Portfolio	SAST SA Legg Mason Tactical Opportunities Class 3
Class 3

SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	SAST SA MFS Blue Chip Growth Portfolio Class 3

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002

T: (713) 356 4000, F: (713) 356 4717, www.pwc.com/us

SAST SA Boston Company Capital Growth Portfolio Class 3 (5) (8)	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3

SAST SA Columbia Technology Portfolio Class 3	SAST SA MFS Telecom Utility Portfolio Class 3 (6) (8)

SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA MFS Total Return Portfolio Class 3

SAST SA Dogs of Wall Street Portfolio Class 3	SAST SA Mid Cap Index Portfolio Class 3

SAST SA Emerging Markets Equity Index Portfolio Class 3 (3)	SAST SA Morgan Stanley International Equities Portfolio Class 3

SAST SA Federated Corporate Bond Portfolio Class 3	SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3

SAST SA Fidelity Institutional AM® International Growth	SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3
Portfolio Class 1 (7)

SAST SA Fidelity Institutional AM® International Growth	SAST SA PineBridge High-Yield Bond Portfolio Class 3
Portfolio Class 3 (7)

SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	SAST SA Putnam International Growth and Income Portfolio Class 3

SAST SA Fixed Income Index Portfolio Class 3	SAST SA Schroders VCP Global Allocation Portfolio Class 3

SAST SA Fixed Income Intermediate Index Portfolio Class 3	SAST SA Small Cap Index Portfolio Class 3

SAST SA Franklin Small Company Value Portfolio Class 3	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3

SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 1 (7)	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3

SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3 (7)	SAST SA Templeton Foreign Value Portfolio Class 3

SAST SA Global Index Allocation 60-40 Portfolio Class 3 (3)	SAST SA VCP Dynamic Allocation Portfolio Class 3

SAST SA Global Index Allocation 75-25 Portfolio Class 3 (3)	SAST SA VCP Dynamic Strategy Portfolio Class 3

SAST SA Global Index Allocation 90-10 Portfolio Class 3 (3)	SAST SA VCP Index Allocation Portfolio Class 3

SAST SA Goldman Sachs Global Bond Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 3

SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	SAST SA WellsCap Fundamental Growth Portfolio Class 3 (4) (8)

SAST SA Index Allocation 60-40 Portfolio Class 3	T Rowe Price Retirement 2040 Advisor Class

SAST SA Index Allocation 80-20 Portfolio Class 3	T Rowe Price Retirement 2045 Advisor Class

SAST SA Index Allocation 90-10 Portfolio Class 3	T Rowe Price Retirement 2050 Advisor Class

SAST SA International Index Portfolio Class 3	T Rowe Price Retirement 2055 Advisor Class

SAST SA Invesco Growth Opportunities Portfolio Class 3	T Rowe Price Retirement 2060 Advisor Class

SAST SA Invesco VCP Equity-Income Portfolio Class 3	VALIC Company I International Growth Fund

T Rowe Price Retirement 2015 Advisor Class	VALIC Company I International Socially Responsible Fund

T Rowe Price Retirement 2020 Advisor Class	VALIC Company I International Value Fund

T Rowe Price Retirement 2025 Advisor Class	VALIC Company I Large Cap Core Fund

T Rowe Price Retirement 2030 Advisor Class	VALIC Company I Large Capital Growth Fund

T Rowe Price Retirement 2035 Advisor Class	VALIC Company I Mid Cap Index Fund

VALIC Company I Asset Allocation Fund	VALIC Company I Mid Cap Strategic Growth Fund

VALIC Company I Blue Chip Growth Fund	VALIC Company I Nasdaq-100 Index Fund

VALIC Company I Capital Conservation Fund	VALIC Company I Science & Technology Fund

VALIC Company I Core Equity Fund	VALIC Company I Small Cap Aggressive Growth Fund

VALIC Company I Dividend Value Fund	VALIC Company I Small Cap Fund

VALIC Company I Dynamic Allocation Fund	VALIC Company I Small Cap Index Fund

VALIC Company I Emerging Economies Fund	VALIC Company I Small Cap Special Values Fund

VALIC Company I Global Real Estate Fund	VALIC Company I Small Mid Growth Fund

VALIC Company I Global Strategy Fund	VALIC Company I Stock Index Fund

VALIC Company I Government Money Market I Fund	VALIC Company I Systematic Value Fund

VALIC Company I Government Securities Fund	VALIC Company I Value Fund

VALIC Company I Growth & Income Fund	VALIC Company II Mid Cap Growth Fund

VALIC Company I Growth Fund	VALIC Company II Mid Cap Value Fund

VALIC Company I Health Sciences Fund	VALIC Company II Moderate Growth Lifestyle Fund

VALIC Company I Inflation Protected Fund	VALIC Company II Small Cap Growth Fund

VALIC Company I International Equities Index Fund	VALIC Company II Small Cap Value Fund

VALIC Company I International Government Bond Fund	VALIC Company II Strategic Bond Fund

VALIC Company II Aggressive Growth Lifestyle Fund	VALIC Company II U.S. Socially Responsible Fund

VALIC Company II Capital Appreciation Fund	Vanguard Long-Term Treasury Fund Investor Shares

VALIC Company II Conservative Growth Lifestyle Fund	Vanguard Wellington Fund Investor Shares

VALIC Company II Core Bond Fund	Vanguard Windsor II Fund Investor Shares

VALIC Company II Government Money Market II Fund

VALIC Company II High Yield Bond Fund

VALIC Company II International Opportunities Fund

VALIC Company II Large Cap Value Fund

Vanguard LifeStrategy Conservative Growth Fund Investor Shares

Vanguard LifeStrategy Growth Fund Investor Shares

Vanguard LifeStrategy Moderate Growth Fund Investor Shares

Vanguard Long-Term Investment-Grade Fund Investor Shares

(1)The AST SA Wellington Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(2)The AST SA Wellington Natural Resources Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(3)For the period May 1, 2018 (commencement of operations) to December 31, 2018 and January 1, 2019 to December 31, 2019.

(4)The SAST SA WellsCap Fundamental Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(5)The SAST SA Boston Company Capital Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(6)The SAST SA MFS Telecom Utility Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA Legg Mason BW Large Cap Value Portfolio.

(7)There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.

(8)Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective period presented.

Basis for Opinions

These financial statements are the responsibility of The Variable Annuity Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub- accounts of Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 22, 2020

We have served as the auditor of one or more of the sub-accounts of the AIG Life and Retirement Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

				Contract		Net Assets
		Due from (to)		Owners -	Contract Owners	Attributable to
	Investments at Fair	General		Annuity	- Accumulation	Contract Owner
Sub-accounts	Value	Account, Net	Net Assets	Reserves	Reserves	Reserves
American Beacon Bridgeway Large Cap Growth Fund Investor Class	$65,597,447	$(4,491)	$65,592,956	$9,539	$65,583,417	$65,592,956
AST SA BlackRock Multi-Asset Income Portfolio Class 3	1,603,100	-	1,603,100	-	1,603,100	1,603,100
AST SA PGI Asset Allocation Portfolio Class 3	162,330	-	162,330	-	162,330	162,330
AST SA Wellington Capital Appreciation Portfolio Class 3	2,573,340	-	2,573,340	-	2,573,340	2,573,340
AST SA Wellington Government and Quality Bond Portfolio Class 3	3,544,138	-	3,544,138	-	3,544,138	3,544,138
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	1,310,975	-	1,310,975	-	1,310,975	1,310,975
Ariel Appreciation Fund Investor Class	282,719,470	(13,621)	282,705,849	327,735	282,378,114	282,705,849
Ariel Fund Investor Class	382,124,960	(20,446)	382,104,514	176,531	381,927,983	382,104,514
FTVIP Franklin Allocation VIP Fund Class 2	439,694	-	439,694	-	439,694	439,694
FTVIP Franklin Income VIP Fund Class 2	4,008,102	-	4,008,102	-	4,008,102	4,008,102
Goldman Sachs VIT Government Money Market Fund Service Class	781,077	-	781,077	-	781,077	781,077
Invesco V.I. American Franchise Fund Series II	553,458	-	553,458	-	553,458	553,458
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	141,198,775	(5,423)	141,193,352	34,116	141,159,236	141,193,352
Invesco V.I. Comstock Fund Series II	1,215,833	-	1,215,833	-	1,215,833	1,215,833
Invesco V.I. Growth and Income Fund Series II	1,382,771	-	1,382,771	-	1,382,771	1,382,771
Lord Abbett Growth and Income Portfolio Class VC	300,054	-	300,054	-	300,054	300,054
SST SA Allocation Balanced Portfolio Class 3	2,222,298	-	2,222,298	-	2,222,298	2,222,298
SST SA Allocation Growth Portfolio Class 3	4,773,276	-	4,773,276	-	4,773,276	4,773,276
SST SA Allocation Moderate Growth Portfolio Class 3	4,344,290	-	4,344,290	-	4,344,290	4,344,290
SST SA Allocation Moderate Portfolio Class 3	4,551,478	-	4,551,478	-	4,551,478	4,551,478
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	2,062,135	-	2,062,135	-	2,062,135	2,062,135
SST SA Wellington Real Return Portfolio Class 3	2,857,482	-	2,857,482	-	2,857,482	2,857,482
SAST SA AB Growth Portfolio Class 3	1,802,080	-	1,802,080	-	1,802,080	1,802,080
SAST SA AB Small & Mid Cap Value Portfolio Class 3	1,168,093	-	1,168,093	-	1,168,093	1,168,093
SAST SA American Funds Asset Allocation Portfolio Class 3	44,732,136	-	44,732,136	-	44,732,136	44,732,136
SAST SA American Funds Global Growth Portfolio Class 3	2,486,755	-	2,486,755	-	2,486,755	2,486,755
SAST SA American Funds Growth Portfolio Class 3	5,014,053	-	5,014,053	-	5,014,053	5,014,053
SAST SA American Funds Growth-Income Portfolio Class 3	4,897,859	-	4,897,859	-	4,897,859	4,897,859
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	63,190,903	-	63,190,903	-	63,190,903	63,190,903
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	31,712,630	-	31,712,630	-	31,712,630	31,712,630
SAST SA Columbia Technology Portfolio Class 3	1,427,154	-	1,427,154	-	1,427,154	1,427,154
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,169,032	-	1,169,032	-	1,169,032	1,169,032
SAST SA Dogs of Wall Street Portfolio Class 3	2,675,453	-	2,675,453	-	2,675,453	2,675,453
SAST SA Emerging Markets Equity Index Portfolio Class 3	21,685	-	21,685	-	21,685	21,685
SAST SA Federated Corporate Bond Portfolio Class 3	4,723,429	-	4,723,429	-	4,723,429	4,723,429
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	162,907	-	162,907	-	162,907	162,907
SAST SA Fixed Income Index Portfolio Class 3	1,431,324	-	1,431,324	-	1,431,324	1,431,324
SAST SA Fixed Income Intermediate Index Portfolio Class 3	305,978	-	305,978	-	305,978	305,978
SAST SA Franklin Small Company Value Portfolio Class 3	511,547	-	511,547	-	511,547	511,547
SAST SA Global Index Allocation 60-40 Portfolio Class 3	1,062,585	-	1,062,585	-	1,062,585	1,062,585
SAST SA Global Index Allocation 75-25 Portfolio Class 3	1,752,595	-	1,752,595	-	1,752,595	1,752,595
SAST SA Global Index Allocation 90-10 Portfolio Class 3	5,387,380	-	5,387,380	-	5,387,380	5,387,380
SAST SA Goldman Sachs Global Bond Portfolio Class 3	2,285,519	-	2,285,519	-	2,285,519	2,285,519
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	1,072,638	-	1,072,638	-	1,072,638	1,072,638
SAST SA Index Allocation 60-40 Portfolio Class 3	5,213,149	-	5,213,149	-	5,213,149	5,213,149
SAST SA Index Allocation 80-20 Portfolio Class 3	10,117,240	-	10,117,240	-	10,117,240	10,117,240
SAST SA Index Allocation 90-10 Portfolio Class 3	34,642,920	-	34,642,920	-	34,642,920	34,642,920
SAST SA International Index Portfolio Class 3	199,617	-	199,617	-	199,617	199,617
SAST SA Invesco Growth Opportunities Portfolio Class 3	176,156	-	176,156	-	176,156	176,156
SAST SA Invesco VCP Equity-Income Portfolio Class 3	23,871,143	-	23,871,143	-	23,871,143	23,871,143
SAST SA Janus Focused Growth Portfolio Class 3	576,852	-	576,852	-	576,852	576,852
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	2,214,964	-	2,214,964	-	2,214,964	2,214,964
SAST SA JPMorgan Emerging Markets Portfolio Class 3	463,158	-	463,158	-	463,158	463,158
SAST SA JPMorgan Equity-Income Portfolio Class 3	1,471,036	-	1,471,036	-	1,471,036	1,471,036
SAST SA JPMorgan Global Equities Portfolio Class 3	26,293	-	26,293	-	26,293	26,293
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	4,893,440	-	4,893,440	-	4,893,440	4,893,440
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	402,493	-	402,493	-	402,493	402,493
SAST SA Large Cap Growth Index Portfolio Class 3	435,373	-	435,373	-	435,373	435,373
SAST SA Large Cap Index Portfolio Class 3	674,069	-	674,069	-	674,069	674,069
SAST SA Large Cap Value Index Portfolio Class 3	145,892	-	145,892	-	145,892	145,892
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	1,003,722	-	1,003,722	-	1,003,722	1,003,722
SAST SA Legg Mason Tactical Opportunities Class 3	386,488	-	386,488	-	386,488	386,488
SAST SA MFS Blue Chip Growth Portfolio Class 3	1,045,384	-	1,045,384	-	1,045,384	1,045,384
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	1,507,785	-	1,507,785	-	1,507,785	1,507,785
SAST SA MFS Total Return Portfolio Class 3	1,312,029	-	1,312,029	-	1,312,029	1,312,029
SAST SA Mid Cap Index Portfolio Class 3	604,165	-	604,165	-	604,165	604,165
SAST SA Morgan Stanley International Equities Portfolio Class 3	882,044	-	882,044	-	882,044	882,044
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	1,186,221	-	1,186,221	-	1,186,221	1,186,221
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	28,018,623	-	28,018,623	-	28,018,623	28,018,623
SAST SA PineBridge High-Yield Bond Portfolio Class 3	1,356,131	-	1,356,131	-	1,356,131	1,356,131
SAST SA Putnam International Growth and Income Portfolio Class 3	95,700	-	95,700	-	95,700	95,700
SAST SA Schroders VCP Global Allocation Portfolio Class 3	18,737,065	-	18,737,065	-	18,737,065	18,737,065
SAST SA Small Cap Index Portfolio Class 3	459,321	-	459,321	-	459,321	459,321
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	1,731,843	-	1,731,843	-	1,731,843	1,731,843
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	34,203,578	-	34,203,578	-	34,203,578	34,203,578

The accompanying Notes to Financial Statements are an integral part of this statement.

1

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

						Contract		Net Assets
			Due from (to)			Owners -	Contract Owners	Attributable to
	Investments at Fair		General			Annuity	- Accumulation	Contract Owner
Sub-accounts	Value		Account, Net	Net Assets		Reserves	Reserves	Reserves
SAST SA Templeton Foreign Value Portfolio Class 3	$673,040	$	- $	673,040	$	- $	673,040	$673,040
SAST SA VCP Dynamic Allocation Portfolio Class 3	77,580,650		-	77,580,650		-	77,580,650	77,580,650
SAST SA VCP Dynamic Strategy Portfolio Class 3	65,253,071		-	65,253,071		-	65,253,071	65,253,071
SAST SA VCP Index Allocation Portfolio Class 3	17,018,935		-	17,018,935		-	17,018,935	17,018,935
SAST SA WellsCap Aggressive Growth Portfolio Class 3	470,819		-	470,819		-	470,819	470,819
T Rowe Price Retirement 2015 Advisor Class	13,841,987		(255)	13,841,732		-	13,841,732	13,841,732
T Rowe Price Retirement 2020 Advisor Class	38,510,744		(756)	38,509,988		-	38,509,988	38,509,988
T Rowe Price Retirement 2025 Advisor Class	45,531,260		(1,467)	45,529,793		-	45,529,793	45,529,793
T Rowe Price Retirement 2030 Advisor Class	46,964,231		(1,846)	46,962,385		-	46,962,385	46,962,385
T Rowe Price Retirement 2035 Advisor Class	34,511,251		(1,630)	34,509,621		-	34,509,621	34,509,621
T Rowe Price Retirement 2040 Advisor Class	35,250,403		(1,993)	35,248,410		-	35,248,410	35,248,410
T Rowe Price Retirement 2045 Advisor Class	26,409,325		(1,766)	26,407,559		-	26,407,559	26,407,559
T Rowe Price Retirement 2050 Advisor Class	22,088,862		(1,742)	22,087,120		-	22,087,120	22,087,120
T Rowe Price Retirement 2055 Advisor Class	10,391,073		(1,076)	10,389,997		-	10,389,997	10,389,997
T Rowe Price Retirement 2060 Advisor Class	6,885,236		(813)	6,884,423		-	6,884,423	6,884,423
VALIC Company I Asset Allocation Fund	152,045,906		(9,304)	152,036,602		86,401	151,950,201	152,036,602
VALIC Company I Blue Chip Growth Fund	843,565,112		(57,768)	843,507,344		111,748	843,395,596	843,507,344
VALIC Company I Capital Conservation Fund	150,264,475		(6,311)	150,258,164		133,840	150,124,324	150,258,164
VALIC Company I Core Equity Fund	254,501,693		(13,711)	254,487,982		212,115	254,275,867	254,487,982
VALIC Company I Dividend Value Fund	998,924,670		(65,062)	998,859,608		223,076	998,636,532	998,859,608
VALIC Company I Dynamic Allocation Fund	195,248,778		(2,602)	195,246,176		-	195,246,176	195,246,176
VALIC Company I Emerging Economies Fund	761,154,369		(32,587)	761,121,782		58,130	761,063,652	761,121,782
VALIC Company I Global Real Estate Fund	461,731,150		(27,145)	461,704,005		5,010	461,698,995	461,704,005
VALIC Company I Global Strategy Fund	324,067,720		(28,020)	324,039,700		127,510	323,912,190	324,039,700
VALIC Company I Government Money Market I Fund	294,784,754		(29,190)	294,755,564		9,889	294,745,675	294,755,564
VALIC Company I Government Securities Fund	102,661,200		(4,362)	102,656,838		78,508	102,578,330	102,656,838
VALIC Company I Growth & Income Fund	125,419,540		(9,326)	125,410,214		71,210	125,339,004	125,410,214
VALIC Company I Growth Fund	1,386,100,170		(79,229)	1,386,020,941		381,088	1,385,639,853	1,386,020,941
VALIC Company I Health Sciences Fund	821,449,786		(37,637)	821,412,149		174,748	821,237,401	821,412,149
VALIC Company I Inflation Protected Fund	609,703,568		(46,628)	609,656,940		95,241	609,561,699	609,656,940
VALIC Company I International Equities Index Fund	1,171,303,485		(83,003)	1,171,220,482		138,876	1,171,081,606	1,171,220,482
VALIC Company I International Government Bond Fund	111,787,233		(8,487)	111,778,746		21,477	111,757,269	111,778,746
VALIC Company I International Growth Fund	477,227,915		(38,774)	477,189,141		434,148	476,754,993	477,189,141
VALIC Company I International Socially Responsible Fund	389,076,262		(16,698)	389,059,564		335,564	388,724,000	389,059,564
VALIC Company I International Value Fund	664,108,803		(43,183)	664,065,620		64,386	664,001,234	664,065,620
VALIC Company I Large Cap Core Fund	156,227,369		(11,457)	156,215,912		23,140	156,192,772	156,215,912
VALIC Company I Large Capital Growth Fund	523,970,390		(22,956)	523,947,434		125,746	523,821,688	523,947,434
VALIC Company I Mid Cap Index Fund	3,307,150,545		(239,626)	3,306,910,919		1,507,540	3,305,403,379	3,306,910,919
VALIC Company I Mid Cap Strategic Growth Fund	310,863,428		(13,438)	310,849,990		59,210	310,790,780	310,849,990
VALIC Company I Nasdaq-100 Index Fund	525,519,673		(22,363)	525,497,310		117,921	525,379,389	525,497,310
VALIC Company I Science & Technology Fund	1,461,079,669		(57,776)	1,461,021,893		1,088,973	1,459,932,920	1,461,021,893
VALIC Company I Small Cap Aggressive Growth Fund	172,549,719		(6,950)	172,542,769		14,055	172,528,714	172,542,769
VALIC Company I Small Cap Fund	302,480,199		(17,989)	302,462,210		244,382	302,217,828	302,462,210
VALIC Company I Small Cap Index Fund	1,068,745,691		(81,418)	1,068,664,273		646,250	1,068,018,023	1,068,664,273
VALIC Company I Small Cap Special Values Fund	221,436,536		(7,801)	221,428,735		64,247	221,364,488	221,428,735
VALIC Company I Small Mid Growth Fund	127,444,187		(5,392)	127,438,795		12,282	127,426,513	127,438,795
VALIC Company I Stock Index Fund	4,762,682,420		(946,891)	4,761,735,529		4,754,800	4,756,980,729	4,761,735,529
VALIC Company I Systematic Value Fund	45,593,079		(3,102)	45,589,977		-	45,589,977	45,589,977
VALIC Company I Value Fund	82,278,032		(10,742)	82,267,290		4,323	82,262,967	82,267,290
VALIC Company II Aggressive Growth Lifestyle Fund	612,006,045		(42,907)	611,963,138		50,385	611,912,753	611,963,138
VALIC Company II Capital Appreciation Fund	44,539,554		(3,719)	44,535,835		-	44,535,835	44,535,835
VALIC Company II Conservative Growth Lifestyle Fund	343,169,689		(19,379)	343,150,310		362,273	342,788,037	343,150,310
VALIC Company II Core Bond Fund	1,314,494,035		(67,359)	1,314,426,676		9,206	1,314,417,470	1,314,426,676
VALIC Company II Government Money Market II Fund	115,853,903		(4,623)	115,849,280		20,428	115,828,852	115,849,280
VALIC Company II High Yield Bond Fund	499,873,526		(25,255)	499,848,271		30,040	499,818,231	499,848,271
VALIC Company II International Opportunities Fund	578,627,647		(33,220)	578,594,427		80,498	578,513,929	578,594,427
VALIC Company II Large Cap Value Fund	186,731,368		(18,217)	186,713,151		-	186,713,151	186,713,151
VALIC Company II Mid Cap Growth Fund	226,832,206		(9,001)	226,823,205		18,956	226,804,249	226,823,205
VALIC Company II Mid Cap Value Fund	751,180,333		(44,025)	751,136,308		161,657	750,974,651	751,136,308
VALIC Company II Moderate Growth Lifestyle Fund	1,017,668,962		(56,746)	1,017,612,216		121,386	1,017,490,830	1,017,612,216
VALIC Company II Small Cap Growth Fund	179,650,470		(10,327)	179,640,143		10,719	179,629,424	179,640,143
VALIC Company II Small Cap Value Fund	323,898,826		(20,793)	323,878,033		142,744	323,735,289	323,878,033
VALIC Company II Strategic Bond Fund	666,057,721		(65,794)	665,991,927		140,011	665,851,916	665,991,927
VALIC Company II U.S. Socially Responsible Fund	749,808,273		(66,391)	749,741,882		61,440	749,680,442	749,741,882
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	105,764,236		(5,273)	105,758,963		-	105,758,963	105,758,963
Vanguard LifeStrategy Growth Fund Investor Shares	277,475,245		(15,887)	277,459,358		9,458	277,449,900	277,459,358
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	275,261,326		(17,446)	275,243,880		9,780	275,234,100	275,243,880
Vanguard Long-Term Investment-Grade Fund Investor Shares	343,202,827		(30,206)	343,172,621		5,994	343,166,627	343,172,621
Vanguard Long-Term Treasury Fund Investor Shares	211,023,203		(12,921)	211,010,282		51,670	210,958,612	211,010,282
Vanguard Wellington Fund Investor Shares	2,016,464,452		(26,872)	2,016,437,580		11,161,089	2,005,276,491	2,016,437,580
Vanguard Windsor II Fund Investor Shares	1,729,250,671		(96,815)	1,729,153,856		661,987	1,728,491,869	1,729,153,856

The accompanying Notes to Financial Statements are an integral part of this statement.

2

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2019

		Net Asset
		Value per	Shares at Fair	Cost of Shares
Sub-accounts	Shares	Share	Value	Held	Level*
American Beacon Bridgeway Large Cap Growth Fund Investor Class	2,230,447	$29.41	$65,597,447	$65,548,556	1
AST SA BlackRock Multi-Asset Income Portfolio Class 3	241,068	6.65	1,603,100	1,542,527	1
AST SA PGI Asset Allocation Portfolio Class 3	11,637	13.95	162,330	165,500	1
AST SA Wellington Capital Appreciation Portfolio Class 3	65,546	39.26	2,573,340	2,633,037	1
AST SA Wellington Government and Quality Bond Portfolio Class 3	230,888	15.35	3,544,138	3,485,086	1
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	155,329	8.44	1,310,975	1,245,374	1
Ariel Appreciation Fund Investor Class	6,337,581	44.61	282,719,470	299,973,481	1
Ariel Fund Investor Class	5,874,327	65.05	382,124,960	348,109,445	1
FTVIP Franklin Allocation VIP Fund Class 2	64,566	6.81	439,694	439,165	1
FTVIP Franklin Income VIP Fund Class 2	251,923	15.91	4,008,102	3,896,823	1
Goldman Sachs VIT Government Money Market Fund Service Class	781,077	1.00	781,077	781,077	1
Invesco V.I. American Franchise Fund Series II	8,661	63.90	553,458	533,418	1
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	21,789,934	6.48	141,198,775	163,828,859	1
Invesco V.I. Comstock Fund Series II	71,143	17.09	1,215,833	1,258,347	1
Invesco V.I. Growth and Income Fund Series II	72,548	19.06	1,382,771	1,457,238	1
Lord Abbett Growth and Income Portfolio Class VC	8,680	34.57	300,054	298,219	1
SST SA Allocation Balanced Portfolio Class 3	220,466	10.08	2,222,298	2,265,237	1
SST SA Allocation Growth Portfolio Class 3	334,497	14.27	4,773,276	4,613,894	1
SST SA Allocation Moderate Growth Portfolio Class 3	412,563	10.53	4,344,290	4,494,900	1
SST SA Allocation Moderate Portfolio Class 3	428,173	10.63	4,551,478	4,512,650	1
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	170,003	12.13	2,062,135	2,044,838	1
SST SA Wellington Real Return Portfolio Class 3	293,678	9.73	2,857,482	2,817,957	1
SAST SA AB Growth Portfolio Class 3	36,643	49.18	1,802,080	1,564,504	1
SAST SA AB Small & Mid Cap Value Portfolio Class 3	79,842	14.63	1,168,093	1,255,858	1
SAST SA American Funds Asset Allocation Portfolio Class 3	3,045,074	14.69	44,732,136	43,945,904	1
SAST SA American Funds Global Growth Portfolio Class 3	227,101	10.95	2,486,755	2,574,690	1
SAST SA American Funds Growth Portfolio Class 3	418,186	11.99	5,014,053	4,801,228	1
SAST SA American Funds Growth-Income Portfolio Class 3	410,206	11.94	4,897,859	4,820,846	1
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	4,272,542	14.79	63,190,903	57,832,272	1
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	2,846,735	11.14	31,712,630	31,145,335	1
SAST SA Columbia Technology Portfolio Class 3	193,381	7.38	1,427,154	1,262,310	1
SAST SA DFA Ultra Short Bond Portfolio Class 3	112,299	10.41	1,169,032	1,168,637	1
SAST SA Dogs of Wall Street Portfolio Class 3	189,480	14.12	2,675,453	2,601,388	1
SAST SA Emerging Markets Equity Index Portfolio Class 3	1,439	15.07	21,685	19,370	1
SAST SA Federated Corporate Bond Portfolio Class 3	351,184	13.45	4,723,429	4,662,696	1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	11,865	13.73	162,907	161,435	1
SAST SA Fixed Income Index Portfolio Class 3	133,519	10.72	1,431,324	1,372,934	1
SAST SA Fixed Income Intermediate Index Portfolio Class 3	29,563	10.35	305,978	294,658	1
SAST SA Franklin Small Company Value Portfolio Class 3	27,385	18.68	511,547	584,090	1
SAST SA Global Index Allocation 60-40 Portfolio Class 3	65,835	16.14	1,062,585	984,204	1
SAST SA Global Index Allocation 75-25 Portfolio Class 3	108,587	16.14	1,752,595	1,644,667	1
SAST SA Global Index Allocation 90-10 Portfolio Class 3	335,872	16.04	5,387,380	5,024,982	1
SAST SA Goldman Sachs Global Bond Portfolio Class 3	208,343	10.97	2,285,519	2,242,163	1
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	100,340	10.69	1,072,638	1,027,591	1
SAST SA Index Allocation 60-40 Portfolio Class 3	436,978	11.93	5,213,149	4,837,003	1
SAST SA Index Allocation 80-20 Portfolio Class 3	817,885	12.37	10,117,240	9,265,052	1
SAST SA Index Allocation 90-10 Portfolio Class 3	2,756,000	12.57	34,642,920	31,602,260	1
SAST SA International Index Portfolio Class 3	17,076	11.69	199,617	188,727	1
SAST SA Invesco Growth Opportunities Portfolio Class 3	21,992	8.01	176,156	189,957	1
SAST SA Invesco VCP Equity-Income Portfolio Class 3	1,808,420	13.20	23,871,143	22,490,676	1
SAST SA Janus Focused Growth Portfolio Class 3	36,742	15.70	576,852	474,422	1
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	116,885	18.95	2,214,964	2,261,951	1
SAST SA JPMorgan Emerging Markets Portfolio Class 3	54,682	8.47	463,158	417,741	1
SAST SA JPMorgan Equity-Income Portfolio Class 3	40,726	36.12	1,471,036	1,333,990	1
SAST SA JPMorgan Global Equities Portfolio Class 3	1,416	18.57	26,293	25,637	1
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	536,561	9.12	4,893,440	4,767,635	1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	21,934	18.35	402,493	384,683	1
SAST SA Large Cap Growth Index Portfolio Class 3	23,245	18.73	435,373	394,483	1
SAST SA Large Cap Index Portfolio Class 3	25,846	26.08	674,069	611,610	1
SAST SA Large Cap Value Index Portfolio Class 3	8,074	18.07	145,892	128,466	1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	48,349	20.76	1,003,722	994,100	1
SAST SA Legg Mason Tactical Opportunities Class 3	34,850	11.09	386,488	367,099	1
SAST SA MFS Blue Chip Growth Portfolio Class 3	78,365	13.34	1,045,384	929,778	1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	63,246	23.84	1,507,785	1,366,992	1
SAST SA MFS Total Return Portfolio Class 3	68,335	19.20	1,312,029	1,298,629	1

*Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements. The accompanying Notes to Financial Statements are an integral part of this statement.

3

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2019

		Net Asset
		Value per	Shares at Fair	Cost of Shares
Sub-accounts	Shares	Share	Value	Held	Level*
SAST SA Mid Cap Index Portfolio Class 3	50,941	$11.86	$604,165	$567,659	1
SAST SA Morgan Stanley International Equities Portfolio Class 3	86,901	10.15	882,044	824,202	1
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	52,862	22.44	1,186,221	1,057,026	1
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	2,512,881	11.15	28,018,623	27,490,801	1
SAST SA PineBridge High-Yield Bond Portfolio Class 3	249,748	5.43	1,356,131	1,400,388	1
SAST SA Putnam International Growth and Income Portfolio Class 3	9,513	10.06	95,700	93,920	1
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,640,724	11.42	18,737,065	18,421,092	1
SAST SA Small Cap Index Portfolio Class 3	38,631	11.89	459,321	438,890	1
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	147,516	11.74	1,731,843	1,585,482	1
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	2,740,671	12.48	34,203,578	32,018,341	1
SAST SA Templeton Foreign Value Portfolio Class 3	45,847	14.68	673,040	672,103	1
SAST SA VCP Dynamic Allocation Portfolio Class 3	5,944,877	13.05	77,580,650	74,409,760	1
SAST SA VCP Dynamic Strategy Portfolio Class 3	4,932,205	13.23	65,253,071	61,969,862	1
SAST SA VCP Index Allocation Portfolio Class 3	1,494,200	11.39	17,018,935	15,651,829	1
SAST SA WellsCap Aggressive Growth Portfolio Class 3	21,056	22.36	470,819	447,046	1
T Rowe Price Retirement 2015 Advisor Class	957,260	14.46	13,841,987	14,029,297	1
T Rowe Price Retirement 2020 Advisor Class	1,756,877	21.92	38,510,744	38,291,315	1
T Rowe Price Retirement 2025 Advisor Class	2,573,842	17.69	45,531,260	43,765,743	1
T Rowe Price Retirement 2030 Advisor Class	1,828,825	25.68	46,964,231	45,486,726	1
T Rowe Price Retirement 2035 Advisor Class	1,822,136	18.94	34,511,251	32,882,775	1
T Rowe Price Retirement 2040 Advisor Class	1,314,333	26.82	35,250,403	33,672,095	1
T Rowe Price Retirement 2045 Advisor Class	1,435,289	18.40	26,409,325	25,253,361	1
T Rowe Price Retirement 2050 Advisor Class	1,425,088	15.50	22,088,862	21,054,183	1
T Rowe Price Retirement 2055 Advisor Class	658,079	15.79	10,391,073	9,884,232	1
T Rowe Price Retirement 2060 Advisor Class	545,149	12.63	6,885,236	6,543,099	1
VALIC Company I Asset Allocation Fund	14,052,302	10.82	152,045,906	153,380,170	1
VALIC Company I Blue Chip Growth Fund	38,501,374	21.91	843,565,112	572,017,656	1
VALIC Company I Capital Conservation Fund	14,588,784	10.30	150,264,475	143,014,513	1
VALIC Company I Core Equity Fund	10,675,407	23.84	254,501,693	147,928,493	1
VALIC Company I Dividend Value Fund	78,966,377	12.65	998,924,670	945,585,440	1
VALIC Company I Dynamic Allocation Fund	15,230,014	12.82	195,248,778	175,307,764	1
VALIC Company I Emerging Economies Fund	85,619,164	8.89	761,154,369	651,880,298	1
VALIC Company I Global Real Estate Fund	53,011,613	8.71	461,731,150	423,716,425	1
VALIC Company I Global Strategy Fund	29,407,234	11.02	324,067,720	331,746,299	1
VALIC Company I Government Money Market I Fund	294,784,754	1.00	294,784,754	294,784,755	1
VALIC Company I Government Securities Fund	9,488,096	10.82	102,661,200	101,403,565	1
VALIC Company I Growth & Income Fund	5,186,912	24.18	125,419,540	83,016,517	1
VALIC Company I Growth Fund	72,646,759	19.08	1,386,100,170	1,100,503,746	1
VALIC Company I Health Sciences Fund	35,637,735	23.05	821,449,786	738,060,968	1
VALIC Company I Inflation Protected Fund	53,202,755	11.46	609,703,568	589,262,241	1
VALIC Company I International Equities Index Fund	154,321,935	7.59	1,171,303,485	1,053,972,776	1
VALIC Company I International Government Bond Fund	9,066,280	12.33	111,787,233	105,936,213	1
VALIC Company I International Growth Fund	37,023,112	12.89	477,227,915	406,075,209	1
VALIC Company I International Socially Responsible Fund	13,233,886	29.40	389,076,262	228,782,962	1
VALIC Company I International Value Fund	65,623,400	10.12	664,108,803	548,386,903	1
VALIC Company I Large Cap Core Fund	11,943,988	13.08	156,227,369	137,386,718	1
VALIC Company I Large Capital Growth Fund	27,767,376	18.87	523,970,390	320,387,313	1
VALIC Company I Mid Cap Index Fund	122,441,708	27.01	3,307,150,545	2,886,654,963	1
VALIC Company I Mid Cap Strategic Growth Fund	17,464,238	17.80	310,863,428	212,159,532	1
VALIC Company I Nasdaq-100 Index Fund	30,376,860	17.30	525,519,673	292,726,178	1
VALIC Company I Science & Technology Fund	47,904,251	30.50	1,461,079,669	933,154,912	1
VALIC Company I Small Cap Aggressive Growth Fund	10,831,746	15.93	172,549,719	145,026,423	1
VALIC Company I Small Cap Fund	25,547,314	11.84	302,480,199	268,109,989	1
VALIC Company I Small Cap Index Fund	49,709,102	21.50	1,068,745,691	901,250,958	1
VALIC Company I Small Cap Special Values Fund	17,072,979	12.97	221,436,536	198,656,959	1
VALIC Company I Small Mid Growth Fund	8,582,100	14.85	127,444,187	105,997,184	1
VALIC Company I Stock Index Fund	102,379,244	46.52	4,762,682,420	3,050,074,692	1
VALIC Company I Systematic Value Fund	2,867,489	15.90	45,593,079	42,875,095	1
VALIC Company I Value Fund	4,015,521	20.49	82,278,032	46,169,973	1
VALIC Company II Aggressive Growth Lifestyle Fund	55,890,963	10.95	612,006,045	573,365,234	1
VALIC Company II Capital Appreciation Fund	2,757,867	16.15	44,539,554	42,913,797	1
VALIC Company II Conservative Growth Lifestyle Fund	27,652,674	12.41	343,169,689	337,686,785	1
VALIC Company II Core Bond Fund	113,514,165	11.58	1,314,494,035	1,249,898,446	1

*Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements. The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2019

		Net Asset
		Value per	Shares at Fair	Cost of Shares
Sub-accounts	Shares	Share	Value	Held	Level*
VALIC Company II Government Money Market II Fund	115,853,903	$1.00	$115,853,903	$115,853,896	1
VALIC Company II High Yield Bond Fund	63,115,344	7.92	499,873,526	479,452,176	1
VALIC Company II International Opportunities Fund	27,993,597	20.67	578,627,647	417,049,438	1
VALIC Company II Large Cap Value Fund	8,313,952	22.46	186,731,368	136,201,176	1
VALIC Company II Mid Cap Growth Fund	20,361,957	11.14	226,832,206	202,696,247	1
VALIC Company II Mid Cap Value Fund	39,267,137	19.13	751,180,333	778,165,764	1
VALIC Company II Moderate Growth Lifestyle Fund	68,761,416	14.80	1,017,668,962	959,013,262	1
VALIC Company II Small Cap Growth Fund	9,530,529	18.85	179,650,470	170,952,836	1
VALIC Company II Small Cap Value Fund	26,768,498	12.10	323,898,826	369,609,870	1
VALIC Company II Strategic Bond Fund	58,018,965	11.48	666,057,721	652,833,872	1
VALIC Company II U.S. Socially Responsible Fund	30,907,184	24.26	749,808,273	442,238,171	1
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	5,029,208	21.03	105,764,236	94,636,276	1
Vanguard LifeStrategy Growth Fund Investor Shares	7,677,788	36.14	277,475,245	195,642,251	1
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	9,537,814	28.86	275,261,326	217,216,583	1
Vanguard Long-Term Investment-Grade Fund Investor Shares	31,342,724	10.95	343,202,827	326,594,277	1
Vanguard Long-Term Treasury Fund Investor Shares	16,084,086	13.12	211,023,203	206,268,127	1
Vanguard Wellington Fund Investor Shares	46,483,736	43.38	2,016,464,452	1,548,692,005	1
Vanguard Windsor II Fund Investor Shares	47,493,839	36.41	1,729,250,671	1,402,846,465	1

*Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements. The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American	American	AST SA		AST SA
	Beacon	Beacon	BlackRock	AST SA PGI	Wellington
	Bridgeway	Holland Large	Multi-Asset	Asset	Capital
	Large Cap	Cap Growth	Income	Allocation	Appreciation
	Growth Fund	Fund Investor	Portfolio Class	Portfolio Class	Portfolio Class
	Investor Class	Class	3	3	3
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$-	$3,797	$-
Mortality and expense risk and administrative charges	(739,039)	-	(15,568)	(900)	(28,028)
Reimbursements of expenses	160,990	-	-	-	-
Net investment income (loss)	(578,049)	-	(15,568)	2,897	(28,028)
Net realized gain (loss)	(65,554)	-	(4,221)	(104)	42,120
Capital gain distribution from mutual funds	6,273,956	-	-	6,285	406,590
Change in unrealized appreciation (depreciation) of investments	10,065,578	-	149,678	3,475	13,793
Increase (decrease) in net assets from operations	15,695,931	-	129,889	12,553	434,475
From contract transactions:
Payments received from contract owners	1,312,677	-	455,299	20,170	915,116
Payments for contract benefits or terminations	(5,984,870)	-	(23,427)	-	(61,912)
Transfers between sub-accounts (including fixed account), net	(2,618,132)	-	95,937	88,733	20,874
Contract maintenance charges	(54,582)	-	(12,850)	(785)	(2,859)
Adjustments to net assets allocated to contracts in payout period	187	-	-	-	-
Increase (decrease) in net assets from contract transactions	(7,344,720)	-	514,959	108,118	871,219
Increase (decrease) in net assets	8,351,211	-	644,848	120,671	1,305,694
Net assets at beginning of period	57,241,745	-	958,252	41,659	1,267,646
Net assets at end of period	$65,592,956	$-	$1,603,100	$162,330	$2,573,340
Beginning units	60,869,212	-	84,845	2,397	42,219
Units issued	1,786,810	-	46,705	5,468	30,364
Units redeemed	(8,419,601)	-	(4,795)	(87)	(6,644)
Ending units	54,236,421	-	126,755	7,778	65,939
For the Year Ended December 31, 2018
From operations:
Dividends	$55,186	$-	$46,487	$1,003	$-
Mortality and expense risk and administrative charges	(778,501)	(10)	(9,265)	(464)	(18,369)
Reimbursements of expenses	132,654	2	-	-	-
Net investment income (loss)	(590,661)	(8)	37,222	539	(18,369)
Net realized gain (loss)	521,440	(478)	(3,835)	(107)	79,922
Capital gain distribution from mutual funds	5,448,524	-	3,987	2,090	184,180
Change in unrealized appreciation (depreciation) of investments	(9,590,844)	478	(81,786)	(5,261)	(200,464)
Increase (decrease) in net assets from operations	(4,211,541)	(8)	(44,412)	(2,739)	45,269
From contract transactions:
Payments received from contract owners	1,429,326	153	491,020	8,036	160,757
Payments for contract benefits or terminations	(5,250,337)	895	(22,099)	-	(17,527)
Transfers between sub-accounts (including fixed account), net	(1,120,778)	(68,791)	83,325	3,583	(46,479)
Contract maintenance charges	(57,403)	74	(6,967)	(349)	(2,423)
Adjustments to net assets allocated to contracts in payout period	10,772	(10,917)	-	-	-
Increase (decrease) in net assets from contract transactions	(4,988,420)	(78,586)	545,279	11,270	94,328
Increase (decrease) in net assets	(9,199,961)	(78,594)	500,867	8,531	139,597
Net assets at beginning of period	66,441,706	78,594	457,385	33,128	1,128,049
Net assets at end of period	$57,241,745	$-	$958,252	$41,659	$1,267,646
Beginning units	65,555,598	30,239	38,503	1,804	36,697
Units issued	3,948,021	372	53,873	647	8,229
Units redeemed	(8,634,407)	(30,611)	(7,531)	(54)	(2,707)
Ending units	60,869,212	-	84,845	2,397	42,219

The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AST SA		AST SA
	Wellington	AST SA	Wellington	AST SA
	Government	Wellington	Natural	Wellington	Ariel
	and Quality	Growth	Resources	Strategic Multi-	Appreciation
	Bond Portfolio	Portfolio Class	Portfolio Class	Asset Portfolio	Fund Investor
	Class 3	3	3	Class 3	Class
For the Year Ended December 31, 2019
From operations:
Dividends	$75,135	$-	$-	$-	$2,580,432
Mortality and expense risk and administrative charges	(39,292)	-	-	(11,645)	(3,203,274)
Reimbursements of expenses	-	-	-	-	672,323
Net investment income (loss)	35,843	-	-	(11,645)	49,481
Net realized gain (loss)	(2,269)	-	-	225	(8,550,821)
Capital gain distribution from mutual funds	-	-	-	27	17,249,972
Change in unrealized appreciation (depreciation) of investments	118,970	-	-	146,449	47,984,290
Increase (decrease) in net assets from operations	152,544	-	-	135,056	56,732,922
From contract transactions:
Payments received from contract owners	549,060	-	-	522,978	7,614,698
Payments for contract benefits or terminations	(179,421)	-	-	(8,519)	(24,784,278)
Transfers between sub-accounts (including fixed account), net	385,880	-	-	77,258	(13,632,727)
Contract maintenance charges	(18,610)	-	-	(9,021)	(77,680)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	(34,264)
Increase (decrease) in net assets from contract transactions	736,909	-	-	582,696	(30,914,251)
Increase (decrease) in net assets	889,453	-	-	717,752	25,818,671
Net assets at beginning of period	2,654,685	-	-	593,223	256,887,178
Net assets at end of period	$3,544,138	$-	$-	$1,310,975	$282,705,849
Beginning units	217,264	-	-	57,254	80,852,269
Units issued	76,329	-	-	54,785	3,477,134
Units redeemed	(19,494)	-	-	(4,019)	(12,483,901)
Ending units	274,099	-	-	108,020	71,845,502
For the Year Ended December 31, 2018
From operations:
Dividends	$49,070	$985	$1,165	$7,433	$2,790,277
Mortality and expense risk and administrative charges	(33,188)	(349)	(319)	(5,617)	(4,191,710)
Reimbursements of expenses	-	-	-	-	878,612
Net investment income (loss)	15,882	636	846	1,816	(522,821)
Net realized gain (loss)	(8,420)	(21,778)	4,431	(6,858)	(5,608,482)
Capital gain distribution from mutual funds	953	22,674	-	24,868	16,889,423
Change in unrealized appreciation (depreciation) of investments	(36,665)	(459)	(4,243)	(85,027)	(59,185,096)
Increase (decrease) in net assets from operations	(28,250)	1,073	1,034	(65,201)	(48,426,976)
From contract transactions:
Payments received from contract owners	332,858	42,669	-	499,699	9,684,911
Payments for contract benefits or terminations	(97,220)	-	-	(1,719)	(31,282,227)
Transfers between sub-accounts (including fixed account), net	265,211	(49,864)	(28,972)	(4,247)	(44,000,898)
Contract maintenance charges	(13,620)	-	-	(4,984)	(83,422)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	(15,352)
Increase (decrease) in net assets from contract transactions	487,229	(7,195)	(28,972)	488,749	(65,696,988)
Increase (decrease) in net assets	458,979	(6,122)	(27,938)	423,548	(114,123,964)
Net assets at beginning of period	2,195,706	6,122	27,938	169,675	371,011,142
Net assets at end of period	$2,654,685	$-	$-	$593,223	$256,887,178
Beginning units	177,337	331	2,950	14,929	98,592,900
Units issued	62,167	2,357	215	51,013	5,290,704
Units redeemed	(22,240)	(2,688)	(3,165)	(8,688)	(23,031,335)
Ending units	217,264	-	-	57,254	80,852,269

The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

				Goldman
				Sachs VIT
				Government	Invesco V.I.
		FTVIP Franklin	FTVIP Franklin	Money Market	American
	Ariel Fund	Allocation VIP	Income VIP	Fund Service	Franchise
	Investor Class	Fund Class 2	Fund Class 2	Class	Fund Series II
For the Year Ended December 31, 2019
From operations:
Dividends	$3,192,362	$382	$158,712	$10,346	$-
Mortality and expense risk and administrative charges	(4,402,633)	(155)	(39,522)	(7,368)	(4,835)
Reimbursements of expenses	937,088	-	-	-	-
Net investment income (loss)	(273,183)	227	119,190	2,978	(4,835)
Net realized gain (loss)	28,728,922	(399)	4,670	-	240
Capital gain distribution from mutual funds	18,297,912	704	47,969	-	70,937
Change in unrealized appreciation (depreciation) of investments	32,200,773	1,640	136,551	-	20,041
Increase (decrease) in net assets from operations	78,954,424	2,172	308,380	2,978	86,383
From contract transactions:
Payments received from contract owners	10,039,800	432,140	2,858,319	42,142	464,336
Payments for contract benefits or terminations	(35,646,175)	(4,505)	(72,780)	(44,625)	-
Transfers between sub-accounts (including fixed account), net	(21,112,156)	381	38,994	486,837	2,742
Contract maintenance charges	(151,454)	(12)	(1,801)	(4,752)	(3)
Adjustments to net assets allocated to contracts in payout period	4,034	-	-	-	-
Increase (decrease) in net assets from contract transactions	(46,865,951)	428,004	2,822,732	479,602	467,075
Increase (decrease) in net assets	32,088,473	430,176	3,131,112	482,580	553,458
Net assets at beginning of period	350,016,041	9,518	876,990	298,497	-
Net assets at end of period	$382,104,514	$439,694	$4,008,102	$781,077	$553,458
Beginning units	104,627,173	731	53,392	30,319	-
Units issued	4,564,505	29,015	187,552	97,683	18,093
Units redeemed	(16,421,282)	(310)	(7,003)	(49,366)	(27)
Ending units	92,770,396	29,436	233,941	78,636	18,066
For the Year Ended December 31, 2018
From operations:
Dividends	$3,692,089	$135	$43,220	$6,161	$-
Mortality and expense risk and administrative charges	(5,067,638)	(79)	(11,615)	(5,422)	-
Reimbursements of expenses	1,084,812	-	-	-	-
Net investment income (loss)	(290,737)	56	31,605	739	-
Net realized gain (loss)	32,461,869	(14)	2,478	-	-
Capital gain distribution from mutual funds	29,977,215	106	-	-	-
Change in unrealized appreciation (depreciation) of investments	(120,797,338)	(1,361)	(84,805)	-	-
Increase (decrease) in net assets from operations	(58,648,991)	(1,213)	(50,722)	739	-
From contract transactions:
Payments received from contract owners	10,737,382	6,462	37,500	955,499	-
Payments for contract benefits or terminations	(37,975,533)	-	(36,757)	(216,241)	-
Transfers between sub-accounts (including fixed account), net	(10,579,461)	150	187,687	(690,021)	-
Contract maintenance charges	(181,022)	(5)	(107)	(2,192)	-
Adjustments to net assets allocated to contracts in payout period	1,745	-	-	-	-
Increase (decrease) in net assets from contract transactions	(37,996,889)	6,607	188,323	47,045	-
Increase (decrease) in net assets	(96,645,880)	5,394	137,601	47,784	-
Net assets at beginning of period	446,661,921	4,124	739,389	250,713	-
Net assets at end of period	$350,016,041	$9,518	$876,990	$298,497	$-
Beginning units	113,721,677	283	52,202	25,497	-
Units issued	3,984,087	459	7,984	125,675	-
Units redeemed	(13,078,591)	(11)	(6,794)	(120,853)	-
Ending units	104,627,173	731	53,392	30,319	-

The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I.			Lord Abbett	SST SA
	Balanced-Risk		Invesco V.I.	Growth and	Allocation
	Commodity	Invesco V.I.	Growth and	Income	Balanced
	Strategy Fund	Comstock	Income Fund	Portfolio Class	Portfolio Class
	Class R5	Fund Series II	Series II	VC	3
For the Year Ended December 31, 2019
From operations:
Dividends	$1,261,679	$19,302	$21,363	$4,739	$33,833
Mortality and expense risk and administrative charges	(1,345,737)	(15,955)	(18,845)	(3,606)	(25,147)
Net investment income (loss)	(84,058)	3,347	2,518	1,133	8,686
Net realized gain (loss)	(2,485,409)	753	(8,409)	2,830	(2,946)
Capital gain distribution from mutual funds	-	147,386	151,140	19,359	42,814
Change in unrealized appreciation (depreciation) of investments	7,330,336	80,296	125,527	25,227	183,795
Increase (decrease) in net assets from operations	4,760,869	231,782	270,776	48,549	232,349
From contract transactions:
Payments received from contract owners	9,741,477	54,260	79,703	147,137	527,411
Payments for contract benefits or terminations	(14,085,730)	(70,154)	(142,256)	(707)	(37,616)
Transfers between sub-accounts (including fixed account), net	3,455,125	(4,310)	(23,121)	(79,351)	96,670
Contract maintenance charges	(43,993)	(4,558)	(5,154)	(60)	(4,750)
Adjustments to net assets allocated to contracts in payout period	337	-	-	-	-
Increase (decrease) in net assets from contract transactions	(932,784)	(24,762)	(90,828)	67,019	581,715
Increase (decrease) in net assets	3,828,085	207,020	179,948	115,568	814,064
Net assets at beginning of period	137,365,267	1,008,813	1,202,823	184,486	1,408,234
Net assets at end of period	$141,193,352	$1,215,833	$1,382,771	$300,054	$2,222,298
Beginning units	234,224,055	60,912	72,603	11,248	95,373
Units issued	9,312,653	4,078	4,346	9,181	37,485
Units redeemed	(10,861,187)	(5,369)	(9,102)	(4,931)	(2,620)
Ending units	232,675,521	59,621	67,847	15,498	130,238
For the Year Ended December 31, 2018
From operations:
Dividends	$375,042	$16,533	$24,449	$2,783	$67,553
Mortality and expense risk and administrative charges	(1,779,300)	(16,324)	(18,834)	(2,163)	(18,239)
Net investment income (loss)	(1,404,258)	209	5,615	620	49,314
Net realized gain (loss)	(17,496,898)	5,265	2,001	335	(1,344)
Capital gain distribution from mutual funds	26,630	113,718	128,527	15,398	130,751
Change in unrealized appreciation (depreciation) of investments	(3,614,834)	(272,817)	(339,779)	(35,426)	(254,118)
Increase (decrease) in net assets from operations	(22,489,360)	(153,625)	(203,636)	(19,073)	(75,397)
From contract transactions:
Payments received from contract owners	11,585,177	12,511	79,435	40,825	429,934
Payments for contract benefits or terminations	(19,387,927)	(26,888)	(32,862)	-	(14,921)
Transfers between sub-accounts (including fixed account), net	(35,092,964)	32,387	50,255	38,038	21,357
Contract maintenance charges	(45,298)	(3,755)	(4,504)	(54)	(995)
Adjustments to net assets allocated to contracts in payout period	311	-	-	-	-
Increase (decrease) in net assets from contract transactions	(42,940,701)	14,255	92,324	78,809	435,375
Increase (decrease) in net assets	(65,430,061)	(139,370)	(111,312)	59,736	359,978
Net assets at beginning of period	202,795,328	1,148,183	1,314,135	124,750	1,048,256
Net assets at end of period	$137,365,267	$1,008,813	$1,202,823	$184,486	$1,408,234
Beginning units	301,492,189	59,903	67,621	8,155	66,966
Units issued	5,715,755	3,382	7,448	3,741	29,760
Units redeemed	(72,983,889)	(2,373)	(2,466)	(648)	(1,353)
Ending units	234,224,055	60,912	72,603	11,248	95,373

The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

				SST SA
		SST SA		Putnam Asset
	SST SA	Allocation	SST SA	Allocation	SST SA
	Allocation	Moderate	Allocation	Diversified	Wellington
	Growth	Growth	Moderate	Growth	Real Return
	Portfolio Class	Portfolio Class	Portfolio Class	Portfolio Class	Portfolio Class
	3	3	3	3	3
For the Year Ended December 31, 2019
From operations:
Dividends	$426	$57,489	$64,074	$22,699	$8,572
Mortality and expense risk and administrative charges	(49,264)	(45,869)	(50,788)	(20,373)	(27,838)
Net investment income (loss)	(48,838)	11,620	13,286	2,326	(19,266)
Net realized gain (loss)	(22,029)	(49,303)	(112,994)	(39,423)	(235)
Capital gain distribution from mutual funds	134,068	150,727	137,651	66,462	-
Change in unrealized appreciation (depreciation) of investments	677,233	434,593	536,902	219,936	101,681
Increase (decrease) in net assets from operations	740,434	547,637	574,845	249,301	82,180
From contract transactions:
Payments received from contract owners	1,093,816	1,530,800	1,687,898	910,423	923,715
Payments for contract benefits or terminations	(189,958)	(250,288)	(186,693)	(302,086)	(86,291)
Transfers between sub-accounts (including fixed account), net	135,432	7,715	(498,944)	3,117	352,327
Contract maintenance charges	(30,322)	(15,884)	(19,665)	(19,817)	(18,738)
Increase (decrease) in net assets from contract transactions	1,008,968	1,272,343	982,596	591,637	1,171,013
Increase (decrease) in net assets	1,749,402	1,819,980	1,557,441	840,938	1,253,193
Net assets at beginning of period	3,023,874	2,524,310	2,994,037	1,221,197	1,604,289
Net assets at end of period	$4,773,276	$4,344,290	$4,551,478	$2,062,135	$2,857,482
Beginning units	187,555	167,186	197,036	111,204	140,655
Units issued	69,346	89,553	121,824	81,452	108,249
Units redeemed	(14,761)	(16,055)	(62,955)	(34,066)	(9,798)
Ending units	242,140	240,684	255,905	158,590	239,106
For the Year Ended December 31, 2018
From operations:
Dividends	$111,454	$115,076	$127,405	$22,495	$56,144
Mortality and expense risk and administrative charges	(30,778)	(25,026)	(35,207)	(11,959)	(18,452)
Net investment income (loss)	80,676	90,050	92,198	10,536	37,692
Net realized gain (loss)	6,907	(8,507)	(410)	(967)	(3,557)
Capital gain distribution from mutual funds	237,125	319,378	303,100	46,478	-
Change in unrealized appreciation (depreciation) of investments	(620,124)	(560,769)	(569,317)	(182,637)	(55,616)
Increase (decrease) in net assets from operations	(295,416)	(159,848)	(174,429)	(126,590)	(21,481)
From contract transactions:
Payments received from contract owners	1,709,023	1,246,693	877,883	773,358	655,645
Payments for contract benefits or terminations	(115,598)	(70,203)	(74,674)	(4,074)	(38,827)
Transfers between sub-accounts (including fixed account), net	234,714	74,263	166,805	89,531	(160,652)
Contract maintenance charges	(11,721)	(6,355)	(12,713)	(11,364)	(10,707)
Increase (decrease) in net assets from contract transactions	1,816,418	1,244,398	957,301	847,451	445,459
Increase (decrease) in net assets	1,521,002	1,084,550	782,872	720,861	423,978
Net assets at beginning of period	1,502,872	1,439,760	2,211,165	500,336	1,180,311
Net assets at end of period	$3,023,874	$2,524,310	$2,994,037	$1,221,197	$1,604,289
Beginning units	86,388	88,920	136,804	41,090	102,432
Units issued	114,294	86,398	65,991	76,937	64,563
Units redeemed	(13,127)	(8,132)	(5,759)	(6,823)	(26,340)
Ending units	187,555	167,186	197,036	111,204	140,655

The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

			SAST SA	SAST SA
		SAST SA AB	American	American	SAST SA
	SAST SA AB	Small & Mid	Funds Asset	Funds Global	American
	Growth	Cap Value	Allocation	Growth	Funds Growth
	Portfolio Class	Portfolio Class	Portfolio Class	Portfolio Class	Portfolio Class
	3	3	3	3	3
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$676,750	$18,587	$-
Mortality and expense risk and administrative charges	(22,329)	(12,443)	(423,342)	(27,715)	(50,522)
Net investment income (loss)	(22,329)	(12,443)	253,408	(9,128)	(50,522)
Net realized gain (loss)	16,773	(39,844)	37,390	(68,212)	(45,671)
Capital gain distribution from mutual funds	109,397	17,477	1,989,007	266,876	19,803
Change in unrealized appreciation (depreciation) of investments	332,021	184,479	3,523,522	376,452	930,435
Increase (decrease) in net assets from operations	435,862	149,669	5,803,327	565,988	854,045
From contract transactions:
Payments received from contract owners	358,904	391,584	14,442,827	442,791	2,026,109
Payments for contract benefits or terminations	(101,953)	(99,830)	(715,225)	(94,070)	(169,617)
Transfers between sub-accounts (including fixed account), net	(140,673)	(18,003)	823,517	(37,117)	196,194
Contract maintenance charges	(3,599)	(1,136)	(340,302)	(3,017)	(1,101)
Increase (decrease) in net assets from contract transactions	112,679	272,615	14,210,817	308,587	2,051,585
Increase (decrease) in net assets	548,541	422,284	20,014,144	874,575	2,905,630
Net assets at beginning of period	1,253,539	745,809	24,717,992	1,612,180	2,108,423
Net assets at end of period	$1,802,080	$1,168,093	$44,732,136	$2,486,755	$5,014,053
Beginning units	49,051	37,544	1,443,527	85,656	98,686
Units issued	12,591	19,218	820,297	28,166	94,121
Units redeemed	(8,681)	(7,205)	(75,019)	(14,584)	(11,233)
Ending units	52,961	49,557	2,188,805	99,238	181,574
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$2,692	$625,303	$18,934	$19,680
Mortality and expense risk and administrative charges	(8,309)	(9,933)	(231,867)	(17,665)	(21,500)
Net investment income (loss)	(8,309)	(7,241)	393,436	1,269	(1,820)
Net realized gain (loss)	6,942	8,134	32,357	255	(2,034)
Capital gain distribution from mutual funds	68,040	185,247	1,329,456	330,148	612,393
Change in unrealized appreciation (depreciation) of investments	(129,980)	(320,741)	(3,299,635)	(514,529)	(742,338)
Increase (decrease) in net assets from operations	(63,307)	(134,601)	(1,544,386)	(182,857)	(133,799)
From contract transactions:
Payments received from contract owners	237,112	93,260	13,651,547	721,475	1,128,561
Payments for contract benefits or terminations	(27,709)	(35,047)	(244,459)	(32,104)	(39,366)
Transfers between sub-accounts (including fixed account), net	753,616	209,851	1,148,633	175,000	224,612
Contract maintenance charges	(1,250)	(847)	(172,380)	(2,523)	(39)
Increase (decrease) in net assets from contract transactions	961,769	267,217	14,383,341	861,848	1,313,768
Increase (decrease) in net assets	898,462	132,616	12,838,955	678,991	1,179,969
Net assets at beginning of period	355,077	613,193	11,879,037	933,189	928,454
Net assets at end of period	$1,253,539	$745,809	$24,717,992	$1,612,180	$2,108,423
Beginning units	13,868	25,769	653,413	44,254	42,455
Units issued	37,616	13,513	822,647	43,849	59,554
Units redeemed	(2,433)	(1,738)	(32,533)	(2,447)	(3,323)
Ending units	49,051	37,544	1,443,527	85,656	98,686

The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		SAST SA
	SAST SA	American	SAST SA	SAST SA
	American	Funds VCP	BlackRock	Boston	SAST SA
	Funds Growth-	Managed	VCP Global	Company	Columbia
	Income	Allocation	Multi Asset	Capital Growth	Technology
	Portfolio Class	Portfolio Class	Portfolio Class	Portfolio Class	Portfolio Class
	3	3	3	3	3
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$155,298	$241,103	$-	$-
Mortality and expense risk and administrative charges	(52,508)	(697,354)	(361,794)	-	(13,902)
Net investment income (loss)	(52,508)	(542,056)	(120,691)	-	(13,902)
Net realized gain (loss)	(40,794)	280,830	79,930	-	2,375
Capital gain distribution from mutual funds	19,600	760,416	1,152,485	-	138,306
Change in unrealized appreciation (depreciation) of investments	901,697	8,000,385	2,562,135	-	270,336
Increase (decrease) in net assets from operations	827,995	8,499,575	3,673,859	-	397,115
From contract transactions:
Payments received from contract owners	919,414	9,146,241	4,013,103	-	803,715
Payments for contract benefits or terminations	(80,025)	(1,490,948)	(716,390)	-	(30,199)
Transfers between sub-accounts (including fixed account), net	93,833	1,571,593	537,216	-	(139,251)
Contract maintenance charges	(1,558)	(562,942)	(300,115)	-	(1,488)
Increase (decrease) in net assets from contract transactions	931,664	8,663,944	3,533,814	-	632,777
Increase (decrease) in net assets	1,759,659	17,163,519	7,207,673	-	1,029,892
Net assets at beginning of period	3,138,200	46,027,384	24,504,957	-	397,262
Net assets at end of period	$4,897,859	$63,190,903	$31,712,630	$-	$1,427,154
Beginning units	162,174	3,491,629	2,288,575	-	16,285
Units issued	47,359	819,672	466,317	-	27,298
Units redeemed	(5,521)	(216,393)	(162,941)	-	(5,730)
Ending units	204,012	4,094,908	2,591,951	-	37,853
For the Year Ended December 31, 2018
From operations:
Dividends	$78,792	$732,514	$275,158	$1,416	$-
Mortality and expense risk and administrative charges	(32,914)	(552,535)	(305,820)	(6,480)	(4,141)
Net investment income (loss)	45,878	179,979	(30,662)	(5,064)	(4,141)
Net realized gain (loss)	(6,755)	283,687	87,723	(53,991)	10,411
Capital gain distribution from mutual funds	662,057	2,447,027	1,798,200	227,400	61,947
Change in unrealized appreciation (depreciation) of investments	(845,158)	(6,036,904)	(3,642,677)	(97,903)	(122,169)
Increase (decrease) in net assets from operations	(143,978)	(3,126,211)	(1,787,416)	70,442	(53,952)
From contract transactions:
Payments received from contract owners	1,259,097	13,625,164	5,088,382	3,911	175,083
Payments for contract benefits or terminations	(30,526)	(1,692,288)	(725,102)	(11,308)	(15,426)
Transfers between sub-accounts (including fixed account), net	315,810	1,385,662	940,590	(600,222)	101,498
Contract maintenance charges	(1,039)	(385,419)	(221,928)	(1,621)	(45)
Increase (decrease) in net assets from contract transactions	1,543,342	12,933,119	5,081,942	(609,240)	261,110
Increase (decrease) in net assets	1,399,364	9,806,908	3,294,526	(538,798)	207,158
Net assets at beginning of period	1,738,836	36,220,476	21,210,431	538,798	190,104
Net assets at end of period	$3,138,200	$46,027,384	$24,504,957	$-	$397,262
Beginning units	86,728	2,576,285	1,843,729	29,288	7,031
Units issued	77,742	1,151,719	604,658	289	10,375
Units redeemed	(2,296)	(236,375)	(159,812)	(29,577)	(1,121)
Ending units	162,174	3,491,629	2,288,575	-	16,285

The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

					SAST SA
			SAST SA	SAST SA	Fidelity
	SAST SA DFA	SAST SA Dogs	Emerging	Federated	Institutional
	Ultra Short	of Wall Street	Markets Equity	Corporate	AM® Real
	Bond Portfolio	Portfolio Class	Index Portfolio	Bond Portfolio	Estate Portfolio
	Class 3	3	Class 3	Class 3	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$18,408	$59,133	$-	$216,412	$3,152
Mortality and expense risk and administrative charges	(11,701)	(31,437)	(199)	(50,268)	(1,665)
Net investment income (loss)	6,707	27,696	(199)	166,144	1,487
Net realized gain (loss)	1,070	(6,575)	137	(4,583)	(2,729)
Capital gain distribution from mutual funds	-	158,311	-	-	423
Change in unrealized appreciation (depreciation) of investments	(1,259)	282,195	2,315	281,622	22,594
Increase (decrease) in net assets from operations	6,518	461,627	2,253	443,183	21,775
From contract transactions:
Payments received from contract owners	257,637	408,731	20,000	1,015,310	60,428
Payments for contract benefits or terminations	(58,737)	(169,181)	-	(241,148)	(3,276)
Transfers between sub-accounts (including fixed account), net	167,447	(10,471)	(568)	452,879	(1,920)
Contract maintenance charges	(9,965)	(3,046)	-	(25,174)	(473)
Increase (decrease) in net assets from contract transactions	356,382	226,033	19,432	1,201,867	54,759
Increase (decrease) in net assets	362,900	687,660	21,685	1,645,050	76,534
Net assets at beginning of period	806,132	1,987,793	-	3,078,379	86,373
Net assets at end of period	$1,169,032	$2,675,453	$21,685	$4,723,429	$162,907
Beginning units	89,646	78,312	-	181,803	7,210
Units issued	47,034	16,866	2,340	84,339	4,991
Units redeemed	(7,742)	(9,413)	(152)	(19,947)	(1,257)
Ending units	128,938	85,765	2,188	246,195	10,944
For the Year Ended December 31, 2018
From operations:
Dividends	$6,953	$46,361	$-	$128,690	$2,089
Mortality and expense risk and administrative charges	(8,398)	(27,411)	-	(42,617)	(1,323)
Net investment income (loss)	(1,445)	18,950	-	86,073	766
Net realized gain (loss)	1,457	9,604	-	(30,849)	(3,104)
Capital gain distribution from mutual funds	-	245,348	-	24,955	6,624
Change in unrealized appreciation (depreciation) of investments	888	(313,034)	-	(217,200)	(11,569)
Increase (decrease) in net assets from operations	900	(39,132)	-	(137,021)	(7,283)
From contract transactions:
Payments received from contract owners	208,465	187,227	-	540,957	5,012
Payments for contract benefits or terminations	(239,271)	(126,304)	-	(385,795)	(6,384)
Transfers between sub-accounts (including fixed account), net	337,293	29,782	-	(38,691)	887
Contract maintenance charges	(7,160)	(2,394)	-	(18,583)	(232)
Increase (decrease) in net assets from contract transactions	299,327	88,311	-	97,888	(717)
Increase (decrease) in net assets	300,227	49,179	-	(39,133)	(8,000)
Net assets at beginning of period	505,905	1,938,614	-	3,117,512	94,373
Net assets at end of period	$806,132	$1,987,793	$-	$3,078,379	$86,373
Beginning units	56,923	74,886	-	176,949	7,236
Units issued	70,683	13,071	-	53,372	1,060
Units redeemed	(37,960)	(9,645)	-	(48,518)	(1,086)
Ending units	89,646	78,312	-	181,803	7,210

The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		SAST SA	SAST SA	SAST SA	SAST SA
	SAST SA	Fixed Income	Franklin Small	Global Index	Global Index
	Fixed Income	Intermediate	Company	Allocation 60-	Allocation 75-
	Index Portfolio	Index Portfolio	Value Portfolio	40 Portfolio	25 Portfolio
	Class 3	Class 3	Class 3	Class 3	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$2,120	$394	$3,398	$-	$-
Mortality and expense risk and administrative charges	(11,679)	(2,947)	(6,160)	(8,858)	(13,053)
Net investment income (loss)	(9,559)	(2,553)	(2,762)	(8,858)	(13,053)
Net realized gain (loss)	2,631	672	(5,717)	955	525
Capital gain distribution from mutual funds	-	-	70,771	2,646	5,513
Change in unrealized appreciation (depreciation) of investments	67,960	11,973	32,906	84,947	151,255
Increase (decrease) in net assets from operations	61,032	10,092	95,198	79,690	144,240
From contract transactions:
Payments received from contract owners	507,754	80,179	65,347	806,584	1,192,585
Payments for contract benefits or terminations	(21,124)	(11,123)	(25,732)	(1,116)	(15,193)
Transfers between sub-accounts (including fixed account), net	240,197	39,528	14,383	41,855	54,548
Contract maintenance charges	(5,741)	(2,415)	(1,282)	(7,361)	(9,939)
Increase (decrease) in net assets from contract transactions	721,086	106,169	52,716	839,962	1,222,001
Increase (decrease) in net assets	782,118	116,261	147,914	919,652	1,366,241
Net assets at beginning of period	649,206	189,717	363,633	142,933	386,354
Net assets at end of period	$1,431,324	$305,978	$511,547	$1,062,585	$1,752,595
Beginning units	66,202	19,301	21,772	15,315	42,213
Units issued	75,265	11,916	5,177	83,393	123,369
Units redeemed	(5,677)	(1,458)	(2,345)	(986)	(4,425)
Ending units	135,790	29,759	24,604	97,722	161,157
For the Year Ended December 31, 2018
From operations:
Dividends	$19,462	$3,935	$2,984	$3,955	$10,576
Mortality and expense risk and administrative charges	(5,291)	(1,492)	(4,812)	(210)	(1,433)
Net investment income (loss)	14,171	2,443	(1,828)	3,745	9,143
Net realized gain (loss)	(1,966)	(46)	423	(10)	(451)
Capital gain distribution from mutual funds	-	-	56,889	50	182
Change in unrealized appreciation (depreciation) of investments	(9,662)	(653)	(112,773)	(6,567)	(43,327)
Increase (decrease) in net assets from operations	2,543	1,744	(57,289)	(2,782)	(34,453)
From contract transactions:
Payments received from contract owners	331,209	196,561	87,517	145,184	421,919
Payments for contract benefits or terminations	(10,422)	(3,663)	(13,127)	(5)	(3,658)
Transfers between sub-accounts (including fixed account), net	285,369	(3,762)	16,596	537	3,401
Contract maintenance charges	(2,123)	(1,163)	(921)	(1)	(855)
Increase (decrease) in net assets from contract transactions	604,033	187,973	90,065	145,715	420,807
Increase (decrease) in net assets	606,576	189,717	32,776	142,933	386,354
Net assets at beginning of period	42,630	-	330,857	-	-
Net assets at end of period	$649,206	$189,717	$363,633	$142,933	$386,354
Beginning units	4,255	-	16,956	-	-
Units issued	68,330	21,085	5,800	15,395	42,950
Units redeemed	(6,383)	(1,784)	(984)	(80)	(737)
Ending units	66,202	19,301	21,772	15,315	42,213

The accompanying Notes to Financial Statements are an integral part of this statement.

14

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

			SAST SA
	SAST SA	SAST SA	Goldman	SAST SA	SAST SA
	Global Index	Goldman	Sachs Multi-	Index	Index
	Allocation 90-	Sachs Global	Asset Insights	Allocation 60-	Allocation 80-
	10 Portfolio	Bond Portfolio	Portfolio Class	40 Portfolio	20 Portfolio
	Class 3	Class 3	3	Class 3	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$18,776	$-	$-
Mortality and expense risk and administrative charges	(30,988)	(26,203)	(7,277)	(45,101)	(100,834)
Net investment income (loss)	(30,988)	(26,203)	11,499	(45,101)	(100,834)
Net realized gain (loss)	(569)	(15,643)	287	10,905	28,840
Capital gain distribution from mutual funds	41,268	-	3,930	36,101	81,641
Change in unrealized appreciation (depreciation) of investments	459,239	143,125	55,897	555,187	1,488,951
Increase (decrease) in net assets from operations	468,950	101,279	71,613	557,092	1,498,598
From contract transactions:
Payments received from contract owners	3,664,832	479,893	790,232	2,758,785	2,883,979
Payments for contract benefits or terminations	(17,703)	(143,997)	(3,428)	(229,699)	(119,494)
Transfers between sub-accounts (including fixed account), net	453,903	196,361	83,660	186,041	168,007
Contract maintenance charges	(20,511)	(16,764)	(6,134)	(31,301)	(82,312)
Increase (decrease) in net assets from contract transactions	4,080,521	515,493	864,330	2,683,826	2,850,180
Increase (decrease) in net assets	4,549,471	616,772	935,943	3,240,918	4,348,778
Net assets at beginning of period	837,909	1,668,747	136,695	1,972,231	5,768,462
Net assets at end of period	$5,387,380	$2,285,519	$1,072,638	$5,213,149	$10,117,240
Beginning units	93,570	137,340	14,683	190,847	554,493
Units issued	406,736	56,545	84,665	258,836	271,279
Units redeemed	(5,039)	(15,538)	(1,004)	(22,773)	(29,150)
Ending units	495,267	178,347	98,344	426,910	796,622
For the Year Ended December 31, 2018
From operations:
Dividends	$22,167	$65,933	$1,261	$58,430	$177,405
Mortality and expense risk and administrative charges	(2,470)	(21,105)	(685)	(16,278)	(56,341)
Net investment income (loss)	19,697	44,828	576	42,152	121,064
Net realized gain (loss)	(123)	(19,163)	(33)	974	11,544
Capital gain distribution from mutual funds	133	-	769	12,230	41,072
Change in unrealized appreciation (depreciation) of investments	(96,840)	(86,111)	(10,898)	(184,724)	(674,953)
Increase (decrease) in net assets from operations	(77,133)	(60,446)	(9,586)	(129,368)	(501,273)
From contract transactions:
Payments received from contract owners	900,752	309,039	131,506	1,432,558	4,591,241
Payments for contract benefits or terminations	(10,797)	(92,736)	(587)	(119,037)	(73,737)
Transfers between sub-accounts (including fixed account), net	25,809	(29,102)	871	360,496	190,443
Contract maintenance charges	(722)	(10,914)	(557)	(6,352)	(44,549)
Increase (decrease) in net assets from contract transactions	915,042	176,287	131,233	1,667,665	4,663,398
Increase (decrease) in net assets	837,909	115,841	121,647	1,538,297	4,162,125
Net assets at beginning of period	-	1,552,906	15,048	433,934	1,606,337
Net assets at end of period	$837,909	$1,668,747	$136,695	$1,972,231	$5,768,462
Beginning units	-	123,240	1,461	39,466	142,179
Units issued	104,354	48,777	13,383	163,710	423,719
Units redeemed	(10,784)	(34,677)	(161)	(12,329)	(11,405)
Ending units	93,570	137,340	14,683	190,847	554,493

The accompanying Notes to Financial Statements are an integral part of this statement.

15

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

			SAST SA
	SAST SA		Invesco	SAST SA	SAST SA
	Index	SAST SA	Growth	Invesco VCP	Janus Focused
	Allocation 90-	International	Opportunities	Equity-Income	Growth
	10 Portfolio	Index Portfolio	Portfolio Class	Portfolio Class	Portfolio Class
	Class 3	Class 3	3	3	3
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$138	$-	$331,041	$-
Mortality and expense risk and administrative charges	(354,128)	(2,000)	(2,080)	(279,712)	(6,612)
Net investment income (loss)	(354,128)	(1,862)	(2,080)	51,329	(6,612)
Net realized gain (loss)	77,900	(205)	1,936	107,400	10,166
Capital gain distribution from mutual funds	303,945	-	23,428	187,821	28,886
Change in unrealized appreciation (depreciation) of investments	5,924,631	26,433	10,521	2,706,910	98,002
Increase (decrease) in net assets from operations	5,952,348	24,366	33,805	3,053,460	130,442
From contract transactions:
Payments received from contract owners	5,180,683	60,665	38,850	2,370,712	139,365
Payments for contract benefits or terminations	(336,706)	(3,263)	(21,327)	(783,466)	(30,714)
Transfers between sub-accounts (including fixed account), net	1,453,293	28,328	959	536,581	(12,603)
Contract maintenance charges	(329,427)	(14)	(49)	(236,852)	(1,069)
Increase (decrease) in net assets from contract transactions	5,967,843	85,716	18,433	1,886,975	94,979
Increase (decrease) in net assets	11,920,191	110,082	52,238	4,940,435	225,421
Net assets at beginning of period	22,722,729	89,535	123,918	18,930,708	351,431
Net assets at end of period	$34,642,920	$199,617	$176,156	$23,871,143	$576,852
Beginning units	2,173,097	10,230	6,039	1,594,555	17,461
Units issued	570,259	9,566	1,771	247,607	5,872
Units redeemed	(71,214)	(633)	(1,034)	(101,194)	(2,098)
Ending units	2,672,142	19,163	6,776	1,740,968	21,235
For the Year Ended December 31, 2018
From operations:
Dividends	$721,587	$1,767	$-	$510,595	$-
Mortality and expense risk and administrative charges	(223,620)	(957)	(1,092)	(241,553)	(5,403)
Net investment income (loss)	497,967	810	(1,092)	269,042	(5,403)
Net realized gain (loss)	51,118	(323)	379	132,270	3,836
Capital gain distribution from mutual funds	163,016	154	15,347	546,830	28,695
Change in unrealized appreciation (depreciation) of investments	(3,122,043)	(15,591)	(28,934)	(3,248,371)	(27,536)
Increase (decrease) in net assets from operations	(2,409,942)	(14,950)	(14,300)	(2,300,229)	(408)
From contract transactions:
Payments received from contract owners	18,614,531	40,858	76,376	4,237,814	18,212
Payments for contract benefits or terminations	(745,224)	(3,180)	(4,313)	(1,018,866)	(8,277)
Transfers between sub-accounts (including fixed account), net	989,512	57,703	811	916,561	(6,069)
Contract maintenance charges	(192,228)	-	(5)	(177,129)	(788)
Increase (decrease) in net assets from contract transactions	18,666,591	95,381	72,869	3,958,380	3,078
Increase (decrease) in net assets	16,256,649	80,431	58,569	1,658,151	2,670
Net assets at beginning of period	6,466,080	9,104	65,349	17,272,557	348,761
Net assets at end of period	$22,722,729	$89,535	$123,918	$18,930,708	$351,431
Beginning units	563,893	880	2,940	1,291,189	17,257
Units issued	1,719,245	9,839	3,320	420,126	1,438
Units redeemed	(110,041)	(489)	(221)	(116,760)	(1,234)
Ending units	2,173,097	10,230	6,039	1,594,555	17,461

The accompanying Notes to Financial Statements are an integral part of this statement.

16

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA
	JPMorgan	JPMorgan	SAST SA	SAST SA	SAST SA
	Diversified	Emerging	JPMorgan	JPMorgan	JPMorgan
	Balanced	Markets	Equity-Income	Global Equities	MFS Core
	Portfolio Class	Portfolio Class	Portfolio Class	Portfolio Class	Bond Portfolio
	3	3	3	3	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$41,856	$12,027	$32,736	$57	$124,779
Mortality and expense risk and administrative charges	(24,546)	(5,656)	(19,797)	(212)	(57,053)
Net investment income (loss)	17,310	6,371	12,939	(155)	67,726
Net realized gain (loss)	(1,795)	10,143	29,606	(7,462)	5,865
Capital gain distribution from mutual funds	112,682	-	99,523	224	-
Change in unrealized appreciation (depreciation) of investments	176,350	55,586	169,266	12,649	231,080
Increase (decrease) in net assets from operations	304,547	72,100	311,334	5,256	304,671
From contract transactions:
Payments received from contract owners	468,171	35,251	55,791	22,500	708,740
Payments for contract benefits or terminations	(70,956)	(20,200)	(139,903)	-	(197,325)
Transfers between sub-accounts (including fixed account), net	(56,722)	16,645	(30,843)	(44,741)	276,444
Contract maintenance charges	(19,023)	(1,135)	(5,390)	(13)	(30,111)
Increase (decrease) in net assets from contract transactions	321,470	30,561	(120,345)	(22,254)	757,748
Increase (decrease) in net assets	626,017	102,661	190,989	(16,998)	1,062,419
Net assets at beginning of period	1,588,947	360,497	1,280,047	43,291	3,831,021
Net assets at end of period	$2,214,964	$463,158	$1,471,036	$26,293	$4,893,440
Beginning units	94,608	33,321	68,443	3,244	274,751
Units issued	27,944	6,588	2,843	1,435	73,967
Units redeemed	(9,763)	(3,947)	(8,355)	(3,088)	(22,853)
Ending units	112,789	35,962	62,931	1,591	325,865
For the Year Ended December 31, 2018
From operations:
Dividends	$22,489	$8,170	$26,026	$697	$88,548
Mortality and expense risk and administrative charges	(18,316)	(4,387)	(19,116)	(332)	(50,552)
Net investment income (loss)	4,173	3,783	6,910	365	37,996
Net realized gain (loss)	2,697	4,537	12,005	(58)	(13,702)
Capital gain distribution from mutual funds	102,776	-	86,955	6,059	-
Change in unrealized appreciation (depreciation) of investments	(264,617)	(82,879)	(189,496)	(12,666)	(90,991)
Increase (decrease) in net assets from operations	(154,971)	(74,559)	(83,626)	(6,300)	(66,697)
From contract transactions:
Payments received from contract owners	657,764	141,449	78,261	14,191	537,777
Payments for contract benefits or terminations	(41,767)	(6,140)	(33,872)	(558)	(89,633)
Transfers between sub-accounts (including fixed account), net	47,562	23,497	(11,373)	30,990	67,921
Contract maintenance charges	(11,797)	(848)	(4,549)	(10)	(22,635)
Increase (decrease) in net assets from contract transactions	651,762	157,958	28,467	44,613	493,430
Increase (decrease) in net assets	496,791	83,399	(55,159)	38,313	426,733
Net assets at beginning of period	1,092,156	277,098	1,335,206	4,978	3,404,288
Net assets at end of period	$1,588,947	$360,497	$1,280,047	$43,291	$3,831,021
Beginning units	59,487	20,297	67,111	319	240,116
Units issued	38,727	14,414	4,776	2,968	65,937
Units redeemed	(3,606)	(1,390)	(3,444)	(43)	(31,302)
Ending units	94,608	33,321	68,443	3,244	274,751

The accompanying Notes to Financial Statements are an integral part of this statement.

17

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA		SAST SA	SAST SA Legg
	JPMorgan Mid-	Large Cap	SAST SA	Large Cap	Mason BW
	Cap Growth	Growth Index	Large Cap	Value Index	Large Cap
	Portfolio Class	Portfolio Class	Index Portfolio	Portfolio Class	Value Portfolio
	3	3	Class 3	3	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$48	$95	$35	$17,648
Mortality and expense risk and administrative charges	(4,429)	(2,316)	(4,305)	(977)	(12,843)
Net investment income (loss)	(4,429)	(2,268)	(4,210)	(942)	4,805
Net realized gain (loss)	2,337	633	1,150	785	(13,609)
Capital gain distribution from mutual funds	32,704	127	1,542	85	82,721
Change in unrealized appreciation (depreciation) of investments	61,324	40,890	78,986	18,130	117,389
Increase (decrease) in net assets from operations	91,936	39,382	77,468	18,058	191,306
From contract transactions:
Payments received from contract owners	94,232	353,320	363,524	118,991	35,369
Payments for contract benefits or terminations	(11,264)	(4,246)	(26,425)	(2,243)	(49,060)
Transfers between sub-accounts (including fixed account), net	(3,040)	41,483	136,485	4,982	30,613
Contract maintenance charges	(215)	(816)	(430)	(555)	(3,033)
Increase (decrease) in net assets from contract transactions	79,713	389,741	473,154	121,175	13,889
Increase (decrease) in net assets	171,649	429,123	550,622	139,233	205,195
Net assets at beginning of period	230,844	6,250	123,447	6,659	798,527
Net assets at end of period	$402,493	$435,373	$674,069	$145,892	$1,003,722
Beginning units	9,913	653	12,567	717	46,645
Units issued	3,811	35,472	45,083	12,116	4,730
Units redeemed	(1,198)	(859)	(4,437)	(723)	(3,936)
Ending units	12,526	35,266	53,213	12,110	47,439
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$-	$3,562	$93	$12,504
Mortality and expense risk and administrative charges	(2,840)	-	(934)	(15)	(12,308)
Net investment income (loss)	(2,840)	-	2,628	78	196
Net realized gain (loss)	1,432	-	8	(1)	(1,843)
Capital gain distribution from mutual funds	29,091	-	3,584	11	71,675
Change in unrealized appreciation (depreciation) of investments	(48,810)	-	(16,516)	(704)	(157,988)
Increase (decrease) in net assets from operations	(21,127)	-	(10,296)	(616)	(87,960)
From contract transactions:
Payments received from contract owners	54,838	6,250	54,915	-	5,454
Payments for contract benefits or terminations	(7,598)	-	(2,435)	-	(21,052)
Transfers between sub-accounts (including fixed account), net	44,470	-	77,621	7,275	49,446
Contract maintenance charges	(25)	-	-	-	(2,679)
Increase (decrease) in net assets from contract transactions	91,685	6,250	130,101	7,275	31,169
Increase (decrease) in net assets	70,558	6,250	119,805	6,659	(56,791)
Net assets at beginning of period	160,286	-	3,642	-	855,318
Net assets at end of period	$230,844	$6,250	$123,447	$6,659	$798,527
Beginning units	6,478	-	347	-	44,911
Units issued	3,960	653	12,465	717	3,782
Units redeemed	(525)	-	(245)	-	(2,048)
Ending units	9,913	653	12,567	717	46,645

The accompanying Notes to Financial Statements are an integral part of this statement.

18

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		SAST SA MFS	SAST SA MFS
	SAST SA Legg	Blue Chip	Massachusetts	SAST SA MFS	SAST SA MFS
	Mason Tactical	Growth	Investors Trust	Telecom Utility	Total Return
	Opportunities	Portfolio Class	Portfolio Class	Portfolio Class	Portfolio Class
	Class 3	3	3	3	3
For the Year Ended December 31, 2019
From operations:
Dividends	$5,052	$3,598	$9,296	$-	$26,410
Mortality and expense risk and administrative charges	(2,882)	(11,773)	(19,876)	-	(13,279)
Net investment income (loss)	2,170	(8,175)	(10,580)	-	13,131
Net realized gain (loss)	195	22,127	22,005	-	(3,072)
Capital gain distribution from mutual funds	589	106,134	165,752	-	38,058
Change in unrealized appreciation (depreciation) of investments	28,687	95,012	177,533	-	127,014
Increase (decrease) in net assets from operations	31,641	215,098	354,710	-	175,131
From contract transactions:
Payments received from contract owners	244,930	223,201	76,169	-	143,403
Payments for contract benefits or terminations	(4,006)	(55,768)	(100,312)	-	(12,568)
Transfers between sub-accounts (including fixed account), net	2,532	16,176	(54,610)	-	148,641
Contract maintenance charges	(2,232)	(2,901)	(5,024)	-	(9,593)
Increase (decrease) in net assets from contract transactions	241,224	180,708	(83,777)	-	269,883
Increase (decrease) in net assets	272,865	395,806	270,933	-	445,014
Net assets at beginning of period	113,623	649,578	1,236,852	-	867,015
Net assets at end of period	$386,488	$1,045,384	$1,507,785	$-	$1,312,029
Beginning units	11,891	32,938	61,293	-	54,826
Units issued	23,555	11,915	3,316	-	17,948
Units redeemed	(802)	(4,243)	(6,931)	-	(2,540)
Ending units	34,644	40,610	57,678	-	70,234
For the Year Ended December 31, 2018
From operations:
Dividends	$1,337	$1,048	$7,414	$1,619	$17,239
Mortality and expense risk and administrative charges	(798)	(9,904)	(18,916)	(385)	(9,522)
Net investment income (loss)	539	(8,856)	(11,502)	1,234	7,717
Net realized gain (loss)	24	16,350	11,397	(2,951)	(11,567)
Capital gain distribution from mutual funds	183	53,513	120,662	4,854	52,004
Change in unrealized appreciation (depreciation) of investments	(9,597)	(104,624)	(212,561)	(2,188)	(108,373)
Increase (decrease) in net assets from operations	(8,851)	(43,617)	(92,004)	949	(60,219)
From contract transactions:
Payments received from contract owners	70,264	22,174	46,980	-	225,398
Payments for contract benefits or terminations	(1,296)	(14,348)	(37,870)	-	(8,398)
Transfers between sub-accounts (including fixed account), net	25,825	(5,605)	42,305	(37,774)	12,180
Contract maintenance charges	(650)	(2,122)	(4,179)	-	(5,828)
Increase (decrease) in net assets from contract transactions	94,143	99	47,236	(37,774)	223,352
Increase (decrease) in net assets	85,292	(43,518)	(44,768)	(36,825)	163,133
Net assets at beginning of period	28,331	693,096	1,281,620	36,825	703,882
Net assets at end of period	$113,623	$649,578	$1,236,852	$-	$867,015
Beginning units	2,755	32,737	59,144	1,893	41,469
Units issued	12,868	2,309	5,167	10	18,109
Units redeemed	(3,732)	(2,108)	(3,018)	(1,903)	(4,752)
Ending units	11,891	32,938	61,293	-	54,826

The accompanying Notes to Financial Statements are an integral part of this statement.

19

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		SAST SA
		Morgan	SAST SA	SAST SA
		Stanley	Oppenheimer	PIMCO VCP	SAST SA
	SAST SA Mid	International	Main Street	Tactical	PineBridge
	Cap Index	Equities	Large Cap	Balanced	High-Yield
	Portfolio Class	Portfolio Class	Portfolio Class	Portfolio Class	Bond Portfolio
	3	3	3	3	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$19,479	$11,112	$-	$92,488
Mortality and expense risk and administrative charges	(4,728)	(10,984)	(15,070)	(331,665)	(12,986)
Net investment income (loss)	(4,728)	8,495	(3,958)	(331,665)	79,502
Net realized gain (loss)	340	4,879	19,907	(28,209)	(6,943)
Capital gain distribution from mutual funds	962	32,879	123,460	152,568	-
Change in unrealized appreciation (depreciation) of investments	70,106	82,224	139,451	4,230,067	29,911
Increase (decrease) in net assets from operations	66,680	128,477	278,860	4,022,761	102,470
From contract transactions:
Payments received from contract owners	315,885	127,187	62,883	2,111,694	551,186
Payments for contract benefits or terminations	(11,192)	(41,270)	(63,490)	(814,398)	(71,308)
Transfers between sub-accounts (including fixed account), net	54,257	(8,722)	(34,979)	240,703	73,115
Contract maintenance charges	(1,293)	(2,873)	(3,334)	(272,906)	(1,607)
Increase (decrease) in net assets from contract transactions	357,657	74,322	(38,920)	1,265,093	551,386
Increase (decrease) in net assets	424,337	202,799	239,940	5,287,854	653,856
Net assets at beginning of period	179,828	679,245	946,281	22,730,769	702,275
Net assets at end of period	$604,165	$882,044	$1,186,221	$28,018,623	$1,356,131
Beginning units	19,785	66,183	52,694	1,901,937	46,106
Units issued	36,157	12,605	3,015	212,728	37,307
Units redeemed	(2,168)	(6,379)	(4,785)	(115,983)	(5,148)
Ending units	53,774	72,409	50,924	1,998,682	78,265
For the Year Ended December 31, 2018
From operations:
Dividends	$1,328	$7,538	$9,117	$682,619	$49,593
Mortality and expense risk and administrative charges	(1,816)	(9,829)	(14,570)	(297,062)	(9,944)
Net investment income (loss)	(488)	(2,291)	(5,453)	385,557	39,649
Net realized gain (loss)	(81)	6,141	13,753	124,611	2,435
Capital gain distribution from mutual funds	5,433	18,056	63,652	3,363,613	-
Change in unrealized appreciation (depreciation) of investments	(33,561)	(136,241)	(167,005)	(5,882,384)	(81,563)
Increase (decrease) in net assets from operations	(28,697)	(114,335)	(95,053)	(2,008,603)	(39,479)
From contract transactions:
Payments received from contract owners	115,977	76,977	5,291	3,800,480	8,047
Payments for contract benefits or terminations	(5,903)	(31,464)	(37,722)	(870,013)	(35,951)
Transfers between sub-accounts (including fixed account), net	75,691	36,105	9,792	723,378	140,701
Contract maintenance charges	-	(2,295)	(2,811)	(207,069)	(1,180)
Increase (decrease) in net assets from contract transactions	185,765	79,323	(25,450)	3,446,776	111,617
Increase (decrease) in net assets	157,068	(35,012)	(120,503)	1,438,173	72,138
Net assets at beginning of period	22,760	714,257	1,066,784	21,292,596	630,137
Net assets at end of period	$179,828	$679,245	$946,281	$22,730,769	$702,275
Beginning units	2,178	58,849	53,832	1,633,718	39,223
Units issued	18,187	10,489	1,828	382,951	9,983
Units redeemed	(580)	(3,155)	(2,966)	(114,732)	(3,100)
Ending units	19,785	66,183	52,694	1,901,937	46,106

The accompanying Notes to Financial Statements are an integral part of this statement.

20

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA			SAST SA T.
	Putnam	SAST SA		Rowe Price
	International	Schroders VCP		Asset	SAST SA T.
	Growth and	Global	SAST SA	Allocation	Rowe Price
	Income	Allocation	Small Cap	Growth	VCP Balanced
	Portfolio Class	Portfolio Class	Index Portfolio	Portfolio Class	Portfolio Class
	3	3	Class 3	3	3
For the Year Ended December 31, 2019
From operations:
Dividends	$1,968	$241,716	$-	$14,134	$441,490
Mortality and expense risk and administrative charges	(1,176)	(216,173)	(3,909)	(14,716)	(381,529)
Net investment income (loss)	792	25,543	(3,909)	(582)	59,961
Net realized gain (loss)	646	15,474	(175)	8,662	223,277
Capital gain distribution from mutual funds	3,795	383,128	-	11,219	1,028,128
Change in unrealized appreciation (depreciation) of investments	9,841	2,245,675	62,094	203,413	4,184,264
Increase (decrease) in net assets from operations	15,074	2,669,820	58,010	222,712	5,495,630
From contract transactions:
Payments received from contract owners	-	1,370,035	191,562	884,020	4,485,095
Payments for contract benefits or terminations	(8,900)	(373,223)	(6,586)	(29,634)	(605,572)
Transfers between sub-accounts (including fixed account), net	(10,170)	258,644	31,727	37,459	119,528
Contract maintenance charges	(33)	(184,120)	(455)	(11,972)	(316,032)
Increase (decrease) in net assets from contract transactions	(19,103)	1,071,336	216,248	879,873	3,683,019
Increase (decrease) in net assets	(4,029)	3,741,156	274,258	1,102,585	9,178,649
Net assets at beginning of period	99,729	14,995,909	185,063	629,258	25,024,929
Net assets at end of period	$95,700	$18,737,065	$459,321	$1,731,843	$34,203,578
Beginning units	11,624	1,378,326	20,974	65,641	2,194,174
Units issued	782	158,895	23,140	93,925	473,320
Units redeemed	(2,965)	(70,775)	(1,748)	(12,337)	(184,133)
Ending units	9,441	1,466,446	42,366	147,229	2,483,361
For the Year Ended December 31, 2018
From operations:
Dividends	$3,143	$322,394	$932	$4,579	$636,762
Mortality and expense risk and administrative charges	(1,533)	(187,078)	(1,807)	(4,764)	(303,325)
Net investment income (loss)	1,610	135,316	(875)	(185)	333,437
Net realized gain (loss)	3,884	69,898	45	(567)	217,178
Capital gain distribution from mutual funds	-	1,189,624	7,116	2,264	1,733,697
Change in unrealized appreciation (depreciation) of investments	(27,347)	(3,020,430)	(41,631)	(57,037)	(4,500,137)
Increase (decrease) in net assets from operations	(21,853)	(1,625,592)	(35,345)	(55,525)	(2,215,825)
From contract transactions:
Payments received from contract owners	2,000	3,441,603	140,223	592,159	7,204,888
Payments for contract benefits or terminations	(17,592)	(638,281)	(5,831)	(6,110)	(1,282,621)
Transfers between sub-accounts (including fixed account), net	8,386	651,136	78,733	76,722	1,254,055
Contract maintenance charges	(18)	(140,768)	-	(3,556)	(221,780)
Increase (decrease) in net assets from contract transactions	(7,224)	3,313,690	213,125	659,215	6,954,542
Increase (decrease) in net assets	(29,077)	1,688,098	177,780	603,690	4,738,717
Net assets at beginning of period	128,806	13,307,811	7,283	25,568	20,286,212
Net assets at end of period	$99,729	$14,995,909	$185,063	$629,258	$25,024,929
Beginning units	12,185	1,099,143	717	2,485	1,632,204
Units issued	1,165	360,582	20,899	66,695	715,687
Units redeemed	(1,726)	(81,399)	(642)	(3,539)	(153,717)
Ending units	11,624	1,378,326	20,974	65,641	2,194,174

The accompanying Notes to Financial Statements are an integral part of this statement.

21

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

					SAST SA
	SAST SA	SAST SA VCP	SAST SA VCP	SAST SA VCP	WellsCap
	Templeton	Dynamic	Dynamic	Index	Aggressive
	Foreign Value	Allocation	Strategy	Allocation	Growth
	Portfolio Class	Portfolio Class	Portfolio Class	Portfolio Class	Portfolio Class
	3	3	3	3	3
For the Year Ended December 31, 2019
From operations:
Dividends	$532	$-	$-	$10,077	$-
Mortality and expense risk and administrative charges	(8,623)	(916,765)	(775,328)	(156,529)	(5,097)
Net investment income (loss)	(8,091)	(916,765)	(775,328)	(146,452)	(5,097)
Net realized gain (loss)	(1,708)	50,247	7,370	24,628	6,616
Capital gain distribution from mutual funds	-	2,864,974	2,036,254	97,170	26,224
Change in unrealized appreciation (depreciation) of investments	69,787	10,046,134	8,439,383	2,313,314	66,323
Increase (decrease) in net assets from operations	59,988	12,044,590	9,707,679	2,288,660	94,066
From contract transactions:
Payments received from contract owners	32,702	5,239,530	4,042,755	6,410,963	140,972
Payments for contract benefits or terminations	(31,851)	(2,445,810)	(1,986,345)	(180,412)	(12,826)
Transfers between sub-accounts (including fixed account), net	55,472	418,611	278,705	884,527	18,433
Contract maintenance charges	(2,277)	(762,319)	(639,844)	(130,743)	(151)
Increase (decrease) in net assets from contract transactions	54,046	2,450,012	1,695,271	6,984,335	146,428
Increase (decrease) in net assets	114,034	14,494,602	11,402,950	9,272,995	240,494
Net assets at beginning of period	559,006	63,086,048	53,850,121	7,745,940	230,325
Net assets at end of period	$673,040	$77,580,650	$65,253,071	$17,018,935	$470,819
Beginning units	55,686	4,775,221	4,165,149	815,049	14,942
Units issued	9,092	445,141	337,499	743,823	8,322
Units redeemed	(3,945)	(281,205)	(221,795)	(84,388)	(1,196)
Ending units	60,833	4,939,157	4,280,853	1,474,484	22,068
For the Year Ended December 31, 2018
From operations:
Dividends	$27,392	$2,501,762	$2,213,487	$199,135	$-
Mortality and expense risk and administrative charges	(7,740)	(830,846)	(701,891)	(38,252)	(2,130)
Net investment income (loss)	19,652	1,670,916	1,511,596	160,883	(2,130)
Net realized gain (loss)	1,104	255,567	204,301	1,927	2,655
Capital gain distribution from mutual funds	13,698	7,422,829	5,083,591	17,263	37,297
Change in unrealized appreciation (depreciation) of investments	(142,280)	(14,811,528)	(11,637,738)	(952,756)	(71,070)
Increase (decrease) in net assets from operations	(107,826)	(5,462,216)	(4,838,250)	(772,683)	(33,248)
From contract transactions:
Payments received from contract owners	82,577	9,495,329	7,926,703	7,362,971	140,281
Payments for contract benefits or terminations	(13,921)	(1,655,369)	(1,312,881)	(58,430)	(6,182)
Transfers between sub-accounts (including fixed account), net	60,533	658,622	1,852,690	911,356	32,951
Contract maintenance charges	(2,006)	(586,372)	(497,393)	(26,149)	(20)
Increase (decrease) in net assets from contract transactions	127,183	7,912,210	7,969,119	8,189,748	167,030
Increase (decrease) in net assets	19,357	2,449,994	3,130,869	7,417,065	133,782
Net assets at beginning of period	539,649	60,636,054	50,719,252	328,875	96,543
Net assets at end of period	$559,006	$63,086,048	$53,850,121	$7,745,940	$230,325
Beginning units	44,335	4,224,848	3,596,318	31,649	5,754
Units issued	12,933	799,349	777,527	798,756	9,710
Units redeemed	(1,582)	(248,976)	(208,696)	(15,356)	(522)
Ending units	55,686	4,775,221	4,165,149	815,049	14,942

The accompanying Notes to Financial Statements are an integral part of this statement.

22

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA
	WellsCap
	Fundamental	T Rowe Price	T Rowe Price	T Rowe Price	T Rowe Price
	Growth	Retirement	Retirement	Retirement	Retirement
	Portfolio Class	2015 Advisor	2020 Advisor	2025 Advisor	2030 Advisor
	3	Class	Class	Class	Class
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$254,912	$693,529	$759,110	$725,177
Mortality and expense risk and administrative charges	-	(119,534)	(328,720)	(371,592)	(377,922)
Net investment income (loss)	-	135,378	364,809	387,518	347,255
Net realized gain (loss)	-	(118,470)	260,375	393,782	497,730
Capital gain distribution from mutual funds	-	400,576	1,221,931	1,273,346	1,588,483
Change in unrealized appreciation (depreciation) of investments	-	1,344,685	3,489,336	4,410,061	4,654,325
Increase (decrease) in net assets from operations	-	1,762,169	5,336,451	6,464,707	7,087,793
From contract transactions:
Payments received from contract owners	-	2,074,541	8,355,176	8,857,073	10,429,165
Payments for contract benefits or terminations	-	(1,856,299)	(3,874,510)	(2,808,536)	(3,435,015)
Transfers between sub-accounts (including fixed account), net	-	1,655,125	574,432	3,626,187	3,222,922
Contract maintenance charges	-	(960)	(3,323)	(5,519)	(7,428)
Increase (decrease) in net assets from contract transactions	-	1,872,407	5,051,775	9,669,205	10,209,644
Increase (decrease) in net assets	-	3,634,576	10,388,226	16,133,912	17,297,437
Net assets at beginning of period	-	10,207,156	28,121,762	29,395,881	29,664,948
Net assets at end of period	$-	$13,841,732	$38,509,988	$45,529,793	$46,962,385
Beginning units	-	9,280,225	25,200,911	26,008,930	25,988,743
Units issued	-	3,620,707	9,235,698	10,306,628	10,412,324
Units redeemed	-	(2,046,849)	(5,170,145)	(2,612,199)	(2,416,275)
Ending units	-	10,854,083	29,266,464	33,703,359	33,984,792
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$199,822	$517,045	$492,628	$457,145
Mortality and expense risk and administrative charges	(12)	(96,086)	(262,318)	(255,941)	(267,657)
Net investment income (loss)	(12)	103,736	254,727	236,687	189,488
Net realized gain (loss)	(6,999)	88,969	545,323	352,570	292,748
Capital gain distribution from mutual funds	6,362	731,493	1,895,831	1,477,885	1,890,356
Change in unrealized appreciation (depreciation) of investments	-	(1,510,194)	(4,555,783)	(4,156,139)	(4,816,297)
Increase (decrease) in net assets from operations	(649)	(585,996)	(1,859,902)	(2,088,997)	(2,443,705)
From contract transactions:
Payments received from contract owners	12,500	3,131,387	8,759,240	10,564,551	11,127,324
Payments for contract benefits or terminations	-	(1,932,697)	(3,679,686)	(1,617,916)	(1,818,316)
Transfers between sub-accounts (including fixed account), net	(11,851)	1,533,807	3,115,681	2,928,793	592,421
Contract maintenance charges	-	(858)	(5,034)	(4,249)	(5,551)
Increase (decrease) in net assets from contract transactions	649	2,731,639	8,190,201	11,871,179	9,895,878
Increase (decrease) in net assets	-	2,145,643	6,330,299	9,782,182	7,452,173
Net assets at beginning of period	-	8,061,513	21,791,463	19,613,699	22,212,775
Net assets at end of period	$-	$10,207,156	$28,121,762	$29,395,881	$29,664,948
Beginning units	-	6,941,929	18,329,571	16,182,459	18,009,073
Units issued	512	4,521,228	10,674,555	12,194,517	10,363,678
Units redeemed	(512)	(2,182,932)	(3,803,215)	(2,368,046)	(2,384,008)
Ending units	-	9,280,225	25,200,911	26,008,930	25,988,743

The accompanying Notes to Financial Statements are an integral part of this statement.

23

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	T Rowe Price	T Rowe Price	T Rowe Price	T Rowe Price	T Rowe Price
	Retirement	Retirement	Retirement	Retirement	Retirement
	2035 Advisor	2040 Advisor	2045 Advisor	2050 Advisor	2055 Advisor
	Class	Class	Class	Class	Class
For the Year Ended December 31, 2019
From operations:
Dividends	$498,854	$469,035	$321,761	$267,300	$130,721
Mortality and expense risk and administrative charges	(280,112)	(285,376)	(199,317)	(170,275)	(76,642)
Net investment income (loss)	218,742	183,659	122,444	97,025	54,079
Net realized gain (loss)	310,709	272,105	138,630	138,889	58,933
Capital gain distribution from mutual funds	1,272,937	1,481,164	1,085,945	882,091	379,713
Change in unrealized appreciation (depreciation) of investments	3,782,378	3,956,906	2,916,148	2,515,029	1,141,896
Increase (decrease) in net assets from operations	5,584,766	5,893,834	4,263,167	3,633,034	1,634,621
From contract transactions:
Payments received from contract owners	7,626,565	7,940,759	7,027,543	6,264,179	3,505,799
Payments for contract benefits or terminations	(1,476,723)	(2,119,274)	(908,931)	(1,551,224)	(640,807)
Transfers between sub-accounts (including fixed account), net	(251,565)	451,836	522,778	229,753	111,261
Contract maintenance charges	(5,986)	(7,185)	(6,427)	(6,150)	(4,469)
Increase (decrease) in net assets from contract transactions	5,892,291	6,266,136	6,634,963	4,936,558	2,971,784
Increase (decrease) in net assets	11,477,057	12,159,970	10,898,130	8,569,592	4,606,405
Net assets at beginning of period	23,032,564	23,088,440	15,509,429	13,517,528	5,783,592
Net assets at end of period	$34,509,621	$35,248,410	$26,407,559	$22,087,120	$10,389,997
Beginning units	20,055,154	19,993,530	13,405,587	11,694,837	5,005,564
Units issued	5,922,595	6,106,245	5,725,806	4,417,449	2,562,349
Units redeemed	(1,402,943)	(1,321,562)	(702,487)	(692,895)	(311,333)
Ending units	24,574,806	24,778,213	18,428,906	15,419,391	7,256,580
For the Year Ended December 31, 2018
From operations:
Dividends	$310,408	$284,271	$180,866	$149,985	$63,988
Mortality and expense risk and administrative charges	(206,961)	(207,961)	(136,178)	(108,755)	(50,495)
Net investment income (loss)	103,447	76,310	44,688	41,230	13,493
Net realized gain (loss)	205,483	149,391	166,048	86,080	85,595
Capital gain distribution from mutual funds	1,422,702	1,650,607	1,044,501	871,790	327,939
Change in unrealized appreciation (depreciation) of investments	(3,723,013)	(4,027,303)	(2,767,218)	(2,254,899)	(990,279)
Increase (decrease) in net assets from operations	(1,991,381)	(2,150,995)	(1,511,981)	(1,255,799)	(563,252)
From contract transactions:
Payments received from contract owners	8,267,622	8,809,049	6,184,010	6,512,009	2,848,922
Payments for contract benefits or terminations	(884,660)	(1,463,137)	(750,307)	(419,433)	(604,759)
Transfers between sub-accounts (including fixed account), net	15,858	642,789	503,606	96,475	136,092
Contract maintenance charges	(4,447)	(4,953)	(4,684)	(3,914)	(2,941)
Increase (decrease) in net assets from contract transactions	7,394,373	7,983,748	5,932,625	6,185,137	2,377,314
Increase (decrease) in net assets	5,402,992	5,832,753	4,420,644	4,929,338	1,814,062
Net assets at beginning of period	17,629,572	17,255,687	11,088,785	8,588,190	3,969,530
Net assets at end of period	$23,032,564	$23,088,440	$15,509,429	$13,517,528	$5,783,592
Beginning units	14,111,849	13,688,485	8,755,032	6,781,366	3,136,305
Units issued	7,440,547	7,432,124	5,292,842	5,367,786	2,220,170
Units redeemed	(1,497,242)	(1,127,079)	(642,287)	(454,315)	(350,911)
Ending units	20,055,154	19,993,530	13,405,587	11,694,837	5,005,564

The accompanying Notes to Financial Statements are an integral part of this statement.

24

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		VALIC		VALIC
	T Rowe Price	Company I	VALIC	Company I	VALIC
	Retirement	Asset	Company I	Capital	Company I
	2060 Advisor	Allocation	Blue Chip	Conservation	Core Equity
	Class	Fund	Growth Fund	Fund	Fund
For the Year Ended December 31, 2019
From operations:
Dividends	$82,422	$2,270,535	$-	$3,823,719	$2,783,388
Mortality and expense risk and administrative charges	(48,543)	(1,456,355)	(7,580,841)	(1,492,901)	(2,303,015)
Net investment income (loss)	33,879	814,180	(7,580,841)	2,330,818	480,373
Net realized gain (loss)	22,269	(1,257,975)	38,839,221	484,376	16,787,383
Capital gain distribution from mutual funds	185,449	11,951,780	89,239,739	-	28,828,584
Change in unrealized appreciation (depreciation) of investments	775,331	8,291,114	72,109,437	10,433,050	11,197,183
Increase (decrease) in net assets from operations	1,016,928	19,799,099	192,607,556	13,248,244	57,293,523
From contract transactions:
Payments received from contract owners	2,541,563	7,340,966	64,883,716	6,242,697	3,967,624
Payments for contract benefits or terminations	(402,411)	(13,897,428)	(76,919,228)	(17,898,703)	(21,365,860)
Transfers between sub-accounts (including fixed account), net	325,264	(4,485,414)	(16,733,279)	(3,212,999)	(4,685,368)
Contract maintenance charges	(7,054)	(102,374)	(597,254)	(84,351)	(78,860)
Adjustments to net assets allocated to contracts in payout period	-	7,547	(419)	70,911	(9,069)
Increase (decrease) in net assets from contract transactions	2,457,362	(11,136,703)	(29,366,464)	(14,882,445)	(22,171,533)
Increase (decrease) in net assets	3,474,290	8,662,396	163,241,092	(1,634,201)	35,121,990
Net assets at beginning of period	3,410,133	143,374,206	680,266,252	151,892,365	219,365,992
Net assets at end of period	$6,884,423	$152,036,602	$843,507,344	$150,258,164	$254,487,982
Beginning units	2,949,718	18,369,939	265,270,445	41,178,080	53,956,824
Units issued	2,056,989	3,797,217	9,917,180	11,070,001	1,413,479
Units redeemed	(200,773)	(5,103,949)	(18,498,024)	(14,625,783)	(5,539,969)
Ending units	4,805,934	17,063,207	256,689,601	37,622,298	49,830,334
For the Year Ended December 31, 2018
From operations:
Dividends	$35,890	$2,570,727	$437,458	$3,152,697	$2,790,688
Mortality and expense risk and administrative charges	(30,485)	(1,596,785)	(7,184,887)	(1,544,690)	(2,467,978)
Net investment income (loss)	5,405	973,942	(6,747,429)	1,608,007	322,710
Net realized gain (loss)	137,150	223,275	39,587,541	(1,760,528)	17,761,575
Capital gain distribution from mutual funds	128,606	6,762,585	41,698,650	420,864	18,918,886
Change in unrealized appreciation (depreciation) of investments	(621,434)	(23,975,194)	(68,132,738)	(3,718,200)	(54,521,327)
Increase (decrease) in net assets from operations	(350,273)	(16,015,392)	6,406,024	(3,449,857)	(17,518,156)
From contract transactions:
Payments received from contract owners	1,681,778	9,599,323	78,730,146	8,022,587	4,006,814
Payments for contract benefits or terminations	(433,634)	(16,791,668)	(80,568,786)	(20,425,902)	(21,982,011)
Transfers between sub-accounts (including fixed account), net	452,005	(3,307,291)	(1,103,406)	10,680,367	(5,392,361)
Contract maintenance charges	(4,942)	(103,601)	(570,124)	(92,915)	(83,443)
Adjustments to net assets allocated to contracts in payout period	-	7,021	(14,759)	(5,082)	(3,956)
Increase (decrease) in net assets from contract transactions	1,695,207	(10,596,216)	(3,526,929)	(1,820,945)	(23,454,957)
Increase (decrease) in net assets	1,344,934	(26,611,608)	2,879,095	(5,270,802)	(40,973,113)
Net assets at beginning of period	2,065,199	169,985,814	677,387,157	157,163,167	260,339,105
Net assets at end of period	$3,410,133	$143,374,206	$680,266,252	$151,892,365	$219,365,992
Beginning units	1,630,664	19,687,755	268,377,083	41,760,249	59,147,729
Units issued	2,008,098	8,477,061	21,299,616	9,773,190	543,872
Units redeemed	(689,044)	(9,794,877)	(24,406,254)	(10,355,359)	(5,734,777)
Ending units	2,949,718	18,369,939	265,270,445	41,178,080	53,956,824

The accompanying Notes to Financial Statements are an integral part of this statement.

25

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		VALIC	VALIC
	VALIC	Company I	Company I	VALIC	VALIC
	Company I	Dynamic	Emerging	Company I	Company I
	Dividend Value	Allocation	Economies	Global Real	Global Strategy
	Fund	Fund	Fund	Estate Fund	Fund
For the Year Ended December 31, 2019
From operations:
Dividends	$14,869,217	$2,698,973	$11,688,955	$13,737,719	$7,664,343
Mortality and expense risk and administrative charges	(7,892,999)	(2,154,816)	(6,775,534)	(3,739,980)	(3,166,674)
Net investment income (loss)	6,976,218	544,157	4,913,421	9,997,739	4,497,669
Net realized gain (loss)	(4,834,782)	4,486,282	3,262,546	1,850,598	1,882,064
Capital gain distribution from mutual funds	83,554,722	12,667,539	-	-	27,282,571
Change in unrealized appreciation (depreciation) of investments	81,550,046	18,554,173	117,611,961	67,782,168	(5,446,900)
Increase (decrease) in net assets from operations	167,246,204	36,252,151	125,787,928	79,630,505	28,215,404
From contract transactions:
Payments received from contract owners	56,894,019	3,707,936	47,464,317	29,364,102	11,357,803
Payments for contract benefits or terminations	(60,202,387)	(41,414,667)	(62,819,834)	(25,809,619)	(34,305,526)
Transfers between sub-accounts (including fixed account), net	124,489,358	(9,286,343)	17,022,696	61,170,014	(12,611,316)
Contract maintenance charges	(589,064)	(2,209,901)	(147,080)	(123,205)	(239,349)
Adjustments to net assets allocated to contracts in payout period	(7,706)	-	(3,430)	263	(3,572)
Increase (decrease) in net assets from contract transactions	120,584,220	(49,202,975)	1,516,669	64,601,555	(35,801,960)
Increase (decrease) in net assets	287,830,424	(12,950,824)	127,304,597	144,232,060	(7,586,556)
Net assets at beginning of period	711,029,184	208,197,000	633,817,185	317,471,945	331,626,256
Net assets at end of period	$998,859,608	$195,246,176	$761,121,782	$461,704,005	$324,039,700
Beginning units	220,684,362	162,080,959	676,229,784	225,115,274	171,661,237
Units issued	71,883,480	1,077,570	152,974,372	71,655,448	2,088,767
Units redeemed	(41,914,667)	(35,481,892)	(148,480,248)	(32,412,753)	(19,626,516)
Ending units	250,653,175	127,676,637	680,723,908	264,357,969	154,123,488
For the Year Ended December 31, 2018
From operations:
Dividends	$13,919,430	$3,166,124	$11,556,668	$11,859,086	$-
Mortality and expense risk and administrative charges	(7,729,710)	(2,524,536)	(7,174,093)	(2,910,156)	(3,700,492)
Net investment income (loss)	6,189,720	641,588	4,382,575	8,948,930	(3,700,492)
Net realized gain (loss)	6,125,814	5,008,200	5,544,283	(4,211,790)	9,858,567
Capital gain distribution from mutual funds	26,959,492	9,575,699	-	3,588,559	5,229,613
Change in unrealized appreciation (depreciation) of investments	(114,580,632)	(32,971,087)	(171,518,342)	(30,327,619)	(45,762,769)
Increase (decrease) in net assets from operations	(75,305,606)	(17,745,600)	(161,591,484)	(22,001,920)	(34,375,081)
From contract transactions:
Payments received from contract owners	87,655,463	3,367,864	56,023,750	23,655,328	13,430,708
Payments for contract benefits or terminations	(47,861,469)	(31,239,727)	(56,488,117)	(24,486,114)	(41,071,762)
Transfers between sub-accounts (including fixed account), net	(1,870,683)	(776,817)	(31,522,400)	35,138,743	(9,003,795)
Contract maintenance charges	(586,965)	(2,105,091)	(208,839)	(126,304)	(277,193)
Adjustments to net assets allocated to contracts in payout period	(10,593)	-	(14,318)	294	(2,528)
Increase (decrease) in net assets from contract transactions	37,325,753	(30,753,771)	(32,209,924)	34,181,947	(36,924,570)
Increase (decrease) in net assets	(37,979,853)	(48,499,371)	(193,801,408)	12,180,027	(71,299,651)
Net assets at beginning of period	749,009,037	256,696,371	827,618,593	305,291,918	402,925,907
Net assets at end of period	$711,029,184	$208,197,000	$633,817,185	$317,471,945	$331,626,256
Beginning units	211,950,225	184,019,647	705,849,703	202,170,993	189,404,761
Units issued	56,602,986	2,815,406	122,348,834	46,907,722	4,851,537
Units redeemed	(47,868,849)	(24,754,094)	(151,968,753)	(23,963,441)	(22,595,061)
Ending units	220,684,362	162,080,959	676,229,784	225,115,274	171,661,237

The accompanying Notes to Financial Statements are an integral part of this statement.

26

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC	VALIC
	Company I	Company I	VALIC		VALIC
	Government	Government	Company I	VALIC	Company I
	Money Market I	Securities	Growth &	Company I	Health
	Fund	Fund	Income Fund	Growth Fund	Sciences Fund
For the Year Ended December 31, 2019
From operations:
Dividends	$5,611,501	$2,331,867	$1,050,051	$4,775,019	$-
Mortality and expense risk and administrative charges	(3,110,549)	(966,571)	(1,136,876)	(11,087,556)	(7,402,489)
Net investment income (loss)	2,500,952	1,365,296	(86,825)	(6,312,537)	(7,402,489)
Net realized gain (loss)	(1)	(476,466)	8,193,591	87,405,363	24,461,682
Capital gain distribution from mutual funds	-	-	11,554,647	88,768,401	64,940,564
Change in unrealized appreciation (depreciation) of investments	(2)	4,587,114	10,421,951	154,838,018	104,475,884
Increase (decrease) in net assets from operations	2,500,949	5,475,944	30,083,364	324,699,245	186,475,641
From contract transactions:
Payments received from contract owners	54,239,473	4,417,739	4,352,573	39,423,720	43,154,328
Payments for contract benefits or terminations	(51,930,386)	(12,382,659)	(12,080,047)	(83,290,346)	(72,663,047)
Transfers between sub-accounts (including fixed account), net	(36,648,279)	3,346,494	(2,148,228)	(24,627,004)	(42,122,874)
Contract maintenance charges	(147,782)	(75,344)	(304,093)	(377,682)	(297,550)
Adjustments to net assets allocated to contracts in payout period	(7)	(763)	(953)	(11,866)	15,359
Increase (decrease) in net assets from contract transactions	(34,486,981)	(4,694,533)	(10,180,748)	(68,883,178)	(71,913,784)
Increase (decrease) in net assets	(31,986,032)	781,411	19,902,616	255,816,067	114,561,857
Net assets at beginning of period	326,741,596	101,875,427	105,507,598	1,130,204,874	706,850,292
Net assets at end of period	$294,755,564	$102,656,838	$125,410,214	$1,386,020,941	$821,412,149
Beginning units	165,491,511	29,661,020	24,676,192	506,233,283	137,982,912
Units issued	65,621,050	5,817,880	869,158	96,624,426	2,286,499
Units redeemed	(81,858,172)	(8,057,163)	(2,858,242)	(128,862,237)	(14,698,774)
Ending units	149,254,389	27,421,737	22,687,108	473,995,472	125,570,637
For the Year Ended December 31, 2018
From operations:
Dividends	$3,991,407	$2,765,356	$1,104,155	$6,685,752	$-
Mortality and expense risk and administrative charges	(2,860,724)	(973,116)	(1,192,129)	(11,452,900)	(7,549,386)
Net investment income (loss)	1,130,683	1,792,240	(87,974)	(4,767,148)	(7,549,386)
Net realized gain (loss)	-	(1,106,327)	9,069,174	83,919,311	31,250,886
Capital gain distribution from mutual funds	-	-	4,156,369	42,001,015	87,956,299
Change in unrealized appreciation (depreciation) of investments	(1)	(1,151,405)	(20,644,508)	(168,509,405)	(108,643,557)
Increase (decrease) in net assets from operations	1,130,682	(465,492)	(7,506,939)	(47,356,227)	3,014,242
From contract transactions:
Payments received from contract owners	63,996,647	4,246,191	5,362,911	55,969,193	41,296,954
Payments for contract benefits or terminations	(44,972,229)	(11,045,610)	(11,774,674)	(65,358,133)	(70,162,043)
Transfers between sub-accounts (including fixed account), net	8,277,520	5,585,295	(2,936,113)	30,564,079	(20,748,665)
Contract maintenance charges	(140,004)	(67,969)	(108,241)	(480,758)	(300,501)
Adjustments to net assets allocated to contracts in payout period	(22)	(819)	(1,235)	(3,851)	(945)
Increase (decrease) in net assets from contract transactions	27,161,912	(1,282,912)	(9,457,352)	20,690,530	(49,915,200)
Increase (decrease) in net assets	28,292,594	(1,748,404)	(16,964,291)	(26,665,697)	(46,900,958)
Net assets at beginning of period	298,449,002	103,623,831	122,471,889	1,156,870,571	753,751,250
Net assets at end of period	$326,741,596	$101,875,427	$105,507,598	$1,130,204,874	$706,850,292
Beginning units	151,958,592	29,772,524	27,155,285	500,617,337	147,159,519
Units issued	61,274,859	5,049,795	4,089,187	59,781,246	3,569,406
Units redeemed	(47,741,940)	(5,161,299)	(6,568,280)	(54,165,300)	(12,746,013)
Ending units	165,491,511	29,661,020	24,676,192	506,233,283	137,982,912

The accompanying Notes to Financial Statements are an integral part of this statement.

27

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

					VALIC
		VALIC	VALIC		Company I
	VALIC	Company I	Company I	VALIC	International
	Company I	International	International	Company I	Socially
	Inflation	Equities Index	Government	International	Responsible
	Protected Fund	Fund	Bond Fund	Growth Fund	Fund
For the Year Ended December 31, 2019
From operations:
Dividends	$9,916,373	$32,641,580	$1,940,390	$2,867,069	$6,613,774
Mortality and expense risk and administrative charges	(5,661,010)	(9,840,968)	(1,173,844)	(4,141,285)	(3,431,968)
Net investment income (loss)	4,255,363	22,800,612	766,546	(1,274,216)	3,181,806
Net realized gain (loss)	(1,652,620)	6,000,126	3,207,830	12,562,075	16,106,090
Capital gain distribution from mutual funds	566,982	-	147,539	102,573,727	-
Change in unrealized appreciation (depreciation) of investments	41,704,822	161,396,469	5,635,183	5,619,423	61,362,755
Increase (decrease) in net assets from operations	44,874,547	190,197,207	9,757,098	119,481,009	80,650,651
From contract transactions:
Payments received from contract owners	36,927,881	73,008,747	4,969,299	18,657,270	16,593,405
Payments for contract benefits or terminations	(59,286,742)	(94,802,792)	(11,486,310)	(40,701,536)	(32,529,367)
Transfers between sub-accounts (including fixed account), net	(7,745,035)	91,780,562	(15,901,147)	(11,281,597)	(9,691,163)
Contract maintenance charges	(484,080)	(582,336)	(141,276)	(285,482)	(118,412)
Adjustments to net assets allocated to contracts in payout period	(5,570)	1,607	(820)	(8,904)	(6,938)
Increase (decrease) in net assets from contract transactions	(30,593,546)	69,405,788	(22,560,254)	(33,620,249)	(25,752,475)
Increase (decrease) in net assets	14,281,001	259,602,995	(12,803,156)	85,860,760	54,898,176
Net assets at beginning of period	595,375,939	911,617,487	124,581,902	391,328,381	334,161,388
Net assets at end of period	$609,656,940	$1,171,220,482	$111,778,746	$477,189,141	$389,059,564
Beginning units	459,866,794	478,200,717	41,596,081	128,742,665	52,724,451
Units issued	81,346,517	119,461,094	9,163,778	11,087,251	1,173,562
Units redeemed	(104,940,608)	(89,370,429)	(16,709,445)	(19,892,871)	(4,421,559)
Ending units	436,272,703	508,291,382	34,050,414	119,937,045	49,476,454
For the Year Ended December 31, 2018
From operations:
Dividends	$9,091,196	$24,328,692	$1,576,962	$5,559,867	$7,085,614
Mortality and expense risk and administrative charges	(4,982,370)	(11,044,753)	(1,545,790)	(3,980,275)	(3,857,652)
Net investment income (loss)	4,108,826	13,283,939	31,172	1,579,592	3,227,962
Net realized gain (loss)	335,325	72,386,874	(2,516,287)	15,835,354	36,754,946
Capital gain distribution from mutual funds	4,350,156	-	57,321	6,258,757	-
Change in unrealized appreciation (depreciation) of investments	(25,187,721)	(241,092,082)	(4,886,009)	(60,655,839)	(74,229,012)
Increase (decrease) in net assets from operations	(16,393,414)	(155,421,269)	(7,313,803)	(36,982,136)	(34,246,104)
From contract transactions:
Payments received from contract owners	36,667,596	105,111,793	9,410,153	15,904,792	17,740,789
Payments for contract benefits or terminations	(56,611,462)	(79,186,292)	(12,860,845)	(37,492,345)	(37,353,476)
Transfers between sub-accounts (including fixed account), net	156,739,664	(273,122,631)	(39,697,286)	21,084,520	(50,626,348)
Contract maintenance charges	(541,198)	(657,584)	(171,802)	(274,176)	(121,204)
Adjustments to net assets allocated to contracts in payout period	(6,511)	474	(4,158)	(2,927)	(8,059)
Increase (decrease) in net assets from contract transactions	136,248,089	(247,854,240)	(43,323,938)	(780,136)	(70,368,298)
Increase (decrease) in net assets	119,854,675	(403,275,509)	(50,637,741)	(37,762,272)	(104,614,402)
Net assets at beginning of period	475,521,264	1,314,892,996	175,219,643	429,090,653	438,775,790
Net assets at end of period	$595,375,939	$911,617,487	$124,581,902	$391,328,381	$334,161,388
Beginning units	356,598,447	592,146,213	56,030,138	128,589,034	62,001,730
Units issued	129,170,344	91,382,989	11,352,382	23,946,845	1,794,511
Units redeemed	(25,901,997)	(205,328,485)	(25,786,439)	(23,793,214)	(11,071,790)
Ending units	459,866,794	478,200,717	41,596,081	128,742,665	52,724,451

The accompanying Notes to Financial Statements are an integral part of this statement.

28

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC	VALIC	VALIC	VALIC	VALIC
	Company I	Company I	Company I	Company I Mid	Company I Mid
	International	Large Cap	Large Capital	Cap Index	Cap Strategic
	Value Fund	Core Fund	Growth Fund	Fund	Growth Fund
For the Year Ended December 31, 2019
From operations:
Dividends	$19,031,755	$1,329,658	$2,626,702	$41,641,045	$38,826
Mortality and expense risk and administrative charges	(6,121,633)	(1,401,985)	(4,447,922)	(28,865,390)	(2,746,689)
Net investment income (loss)	12,910,122	(72,327)	(1,821,220)	12,775,655	(2,707,863)
Net realized gain (loss)	16,997,951	(421,788)	20,871,529	226,359,772	10,854,880
Capital gain distribution from mutual funds	-	11,145,184	29,022,979	289,911,916	24,944,385
Change in unrealized appreciation (depreciation) of investments	61,988,955	28,499,801	101,849,768	142,283,348	52,749,895
Increase (decrease) in net assets from operations	91,897,028	39,150,870	149,923,056	671,330,691	85,841,297
From contract transactions:
Payments received from contract owners	36,527,090	7,582,254	10,538,140	135,176,457	8,476,402
Payments for contract benefits or terminations	(72,687,676)	(15,396,503)	(39,377,912)	(279,124,572)	(22,584,205)
Transfers between sub-accounts (including fixed account), net	(9,361,029)	(5,666,897)	3,838,625	(37,422,219)	(768,783)
Contract maintenance charges	(342,761)	(138,417)	(130,217)	(1,688,189)	(63,505)
Adjustments to net assets allocated to contracts in payout period	166	372	(8,048)	(18,441)	137
Increase (decrease) in net assets from contract transactions	(45,864,210)	(13,619,191)	(25,139,412)	(183,076,964)	(14,939,954)
Increase (decrease) in net assets	46,032,818	25,531,679	124,783,644	488,253,727	70,901,343
Net assets at beginning of period	618,032,802	130,684,233	399,163,790	2,818,657,192	239,948,647
Net assets at end of period	$664,065,620	$156,215,912	$523,947,434	$3,306,910,919	$310,849,990
Beginning units	507,208,049	50,661,879	177,173,043	144,874,750	97,574,698
Units issued	29,902,931	1,042,254	3,878,966	13,130,596	2,734,059
Units redeemed	(63,866,603)	(5,586,971)	(13,208,309)	(19,847,050)	(7,580,667)
Ending units	473,244,377	46,117,162	167,843,700	138,158,296	92,728,090
For the Year Ended December 31, 2018
From operations:
Dividends	$15,243,667	$1,575,878	$2,577,464	$35,506,043	$236,594
Mortality and expense risk and administrative charges	(7,243,892)	(1,508,385)	(4,205,129)	(31,593,736)	(2,594,169)
Net investment income (loss)	7,999,775	67,493	(1,627,665)	3,912,307	(2,357,575)
Net realized gain (loss)	33,016,782	1,697,981	21,207,051	210,893,336	11,882,785
Capital gain distribution from mutual funds	-	7,862,003	21,052,139	209,747,685	12,289,670
Change in unrealized appreciation (depreciation) of investments	(184,838,674)	(23,321,007)	(39,654,217)	(822,224,223)	(35,173,784)
Increase (decrease) in net assets from operations	(143,822,117)	(13,693,530)	977,308	(397,670,895)	(13,358,904)
From contract transactions:
Payments received from contract owners	36,745,238	8,328,522	9,499,749	153,924,694	7,492,186
Payments for contract benefits or terminations	(77,336,692)	(17,658,121)	(34,596,779)	(285,010,860)	(21,345,810)
Transfers between sub-accounts (including fixed account), net	(33,064,320)	(8,630,708)	(10,432,696)	(19,073,460)	(143,868)
Contract maintenance charges	(419,667)	(152,580)	(141,589)	(1,809,154)	(70,431)
Adjustments to net assets allocated to contracts in payout period	(1,006)	696	(6,760)	(9,293)	(485)
Increase (decrease) in net assets from contract transactions	(74,076,447)	(18,112,191)	(35,678,075)	(151,978,073)	(14,068,408)
Increase (decrease) in net assets	(217,898,564)	(31,805,721)	(34,700,767)	(549,648,968)	(27,427,312)
Net assets at beginning of period	835,931,366	162,489,954	433,864,557	3,368,306,160	267,375,959
Net assets at end of period	$618,032,802	$130,684,233	$399,163,790	$2,818,657,192	$239,948,647
Beginning units	557,899,484	56,932,870	192,008,244	151,102,680	102,563,019
Units issued	21,135,177	1,502,646	1,641,432	10,756,296	3,533,595
Units redeemed	(71,826,612)	(7,773,637)	(16,476,633)	(16,984,226)	(8,521,916)
Ending units	507,208,049	50,661,879	177,173,043	144,874,750	97,574,698

The accompanying Notes to Financial Statements are an integral part of this statement.

29

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		VALIC	VALIC
	VALIC	Company I	Company I	VALIC	VALIC
	Company I	Science &	Small Cap	Company I	Company I
	Nasdaq-100	Technology	Aggressive	Small Cap	Small Cap
	Index Fund	Fund	Growth Fund	Fund	Index Fund
For the Year Ended December 31, 2019
From operations:
Dividends	$1,844,844	$-	$-	$1,329,280	$12,191,308
Mortality and expense risk and administrative charges	(4,493,550)	(12,864,104)	(1,550,913)	(2,825,529)	(9,965,606)
Net investment income (loss)	(2,648,706)	(12,864,104)	(1,550,913)	(1,496,249)	2,225,702
Net realized gain (loss)	21,813,357	89,520,204	4,303,228	14,629,671	119,045,711
Capital gain distribution from mutual funds	6,479,076	251,089,795	21,781,487	24,937,705	90,729,238
Change in unrealized appreciation (depreciation) of investments	119,260,246	96,454,245	24,517,826	33,316,163	19,869,207
Increase (decrease) in net assets from operations	144,903,973	424,200,140	49,051,628	71,387,290	231,869,858
From contract transactions:
Payments received from contract owners	34,033,148	39,081,876	9,787,428	5,019,962	51,778,623
Payments for contract benefits or terminations	(41,831,852)	(108,447,453)	(13,946,710)	(26,417,119)	(96,205,819)
Transfers between sub-accounts (including fixed account), net	(5,385,462)	(35,164,882)	(5,710,973)	(10,122,208)	(129,104,912)
Contract maintenance charges	(145,595)	(310,212)	(36,835)	(91,450)	(476,804)
Adjustments to net assets allocated to contracts in payout period	(3,509)	(38,882)	1,108	2,551	(5,886)
Increase (decrease) in net assets from contract transactions	(13,333,270)	(104,879,553)	(9,905,982)	(31,608,264)	(174,014,798)
Increase (decrease) in net assets	131,570,703	319,320,587	39,145,646	39,779,026	57,855,060
Net assets at beginning of period	393,926,607	1,141,701,306	133,397,123	262,683,184	1,010,809,213
Net assets at end of period	$525,497,310	$1,461,021,893	$172,542,769	$302,462,210	$1,068,664,273
Beginning units	230,853,988	162,973,839	49,862,408	50,949,880	154,248,615
Units issued	9,909,226	1,842,161	5,672,143	420,186	13,137,861
Units redeemed	(16,577,905)	(13,494,785)	(8,511,866)	(5,571,539)	(34,783,930)
Ending units	224,185,309	151,321,215	47,022,685	45,798,527	132,602,546
For the Year Ended December 31, 2018
From operations:
Dividends	$2,108,835	$-	$-	$801,158	$10,983,213
Mortality and expense risk and administrative charges	(4,240,941)	(12,507,259)	(1,457,623)	(3,051,926)	(11,229,178)
Net investment income (loss)	(2,132,106)	(12,507,259)	(1,457,623)	(2,250,768)	(245,965)
Net realized gain (loss)	24,168,614	78,308,499	3,792,804	17,490,468	62,692,372
Capital gain distribution from mutual funds	18,328,336	109,200,578	3,728,022	49,022,262	62,167,430
Change in unrealized appreciation (depreciation) of investments	(46,975,238)	(197,914,548)	(20,840,869)	(87,829,807)	(263,230,850)
Increase (decrease) in net assets from operations	(6,610,394)	(22,912,730)	(14,777,666)	(23,567,845)	(138,617,013)
From contract transactions:
Payments received from contract owners	30,648,485	35,556,712	9,572,270	5,177,229	66,749,120
Payments for contract benefits or terminations	(39,403,582)	(96,511,708)	(12,841,398)	(27,281,805)	(89,796,196)
Transfers between sub-accounts (including fixed account), net	4,256,428	(9,855,484)	15,716,119	(11,059,285)	56,560,545
Contract maintenance charges	(137,288)	(305,304)	(50,719)	(96,549)	(509,838)
Adjustments to net assets allocated to contracts in payout period	(3,702)	(40,330)	(5,455)	(21,239)	19,325
Increase (decrease) in net assets from contract transactions	(4,639,659)	(71,156,114)	12,390,817	(33,281,649)	33,022,956
Increase (decrease) in net assets	(11,250,053)	(94,068,844)	(2,386,849)	(56,849,494)	(105,594,057)
Net assets at beginning of period	405,176,660	1,235,770,150	135,783,972	319,532,678	1,116,403,270
Net assets at end of period	$393,926,607	$1,141,701,306	$133,397,123	$262,683,184	$1,010,809,213
Beginning units	233,595,865	171,772,064	46,038,834	56,550,062	150,551,361
Units issued	17,564,301	4,585,986	11,220,075	1,491,104	18,408,042
Units redeemed	(20,306,178)	(13,384,211)	(7,396,501)	(7,091,286)	(14,710,788)
Ending units	230,853,988	162,973,839	49,862,408	50,949,880	154,248,615

The accompanying Notes to Financial Statements are an integral part of this statement.

30

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC
	Company I	VALIC	VALIC	VALIC
	Small Cap	Company I	Company I	Company I	VALIC
	Special Values	Small Mid	Stock Index	Systematic	Company I
	Fund	Growth Fund	Fund	Value Fund	Value Fund
For the Year Ended December 31, 2019
From operations:
Dividends	$2,786,244	$-	$70,527,880	$602,802	$1,053,711
Mortality and expense risk and administrative charges	(1,948,749)	(1,134,636)	(42,265,941)	(440,308)	(746,499)
Net investment income (loss)	837,495	(1,134,636)	28,261,939	162,494	307,212
Net realized gain (loss)	10,995,719	4,360,556	358,644,460	594,033	5,241,756
Capital gain distribution from mutual funds	26,271,874	14,969,590	101,520,733	4,176,900	-
Change in unrealized appreciation (depreciation) of investments	12,592,026	17,697,792	678,761,487	4,032,516	12,330,363
Increase (decrease) in net assets from operations	50,697,114	35,893,302	1,167,188,619	8,965,943	17,879,331
From contract transactions:
Payments received from contract owners	6,557,181	3,361,121	172,086,561	3,600,887	3,327,475
Payments for contract benefits or terminations	(18,904,378)	(10,188,808)	(417,449,154)	(5,748,475)	(7,609,230)
Transfers between sub-accounts (including fixed account), net	(8,826,797)	(2,576,259)	(271,289,129)	(2,312,754)	(2,334,897)
Contract maintenance charges	(24,422)	(22,586)	(1,942,852)	(35,428)	(81,195)
Adjustments to net assets allocated to contracts in payout period	(21,234)	(227)	(192,694)	-	46
Increase (decrease) in net assets from contract transactions	(21,219,650)	(9,426,759)	(518,787,268)	(4,495,770)	(6,697,801)
Increase (decrease) in net assets	29,477,464	26,466,543	648,401,351	4,470,173	11,181,530
Net assets at beginning of period	191,951,271	100,972,252	4,113,334,178	41,119,804	71,085,760
Net assets at end of period	$221,428,735	$127,438,795	$4,761,735,529	$45,589,977	$82,267,290
Beginning units	103,110,708	53,515,518	399,373,399	21,004,389	32,021,641
Units issued	2,429,933	1,515,438	10,661,896	1,020,905	1,319,957
Units redeemed	(12,247,207)	(5,581,894)	(52,583,513)	(3,030,491)	(3,980,125)
Ending units	93,293,434	49,449,062	357,451,782	18,994,803	29,361,473
For the Year Ended December 31, 2018
From operations:
Dividends	$2,824,653	$-	$74,460,796	$821,357	$1,348,818
Mortality and expense risk and administrative charges	(2,186,956)	(1,123,893)	(44,196,927)	(509,151)	(825,553)
Net investment income (loss)	637,697	(1,123,893)	30,263,869	312,206	523,265
Net realized gain (loss)	18,976,609	6,775,086	278,761,207	2,279,685	8,569,492
Capital gain distribution from mutual funds	17,577,696	4,229,754	162,997,206	3,276,035	-
Change in unrealized appreciation (depreciation) of investments	(70,748,671)	(16,031,181)	(709,054,069)	(11,727,758)	(17,677,560)
Increase (decrease) in net assets from operations	(33,556,669)	(6,150,234)	(237,031,787)	(5,859,832)	(8,584,803)
From contract transactions:
Payments received from contract owners	27,438,019	3,575,112	230,340,683	2,840,371	3,364,154
Payments for contract benefits or terminations	(19,746,243)	(9,709,211)	(380,913,654)	(4,826,492)	(10,947,079)
Transfers between sub-accounts (including fixed account), net	(17,609,163)	(3,224,261)	(78,758,658)	(4,112,535)	(4,761,237)
Contract maintenance charges	(44,928)	(29,087)	(2,010,013)	(68,675)	(87,349)
Adjustments to net assets allocated to contracts in payout period	2,542	(203)	42,656	-	37
Increase (decrease) in net assets from contract transactions	(9,959,773)	(9,387,650)	(231,298,986)	(6,167,331)	(12,431,474)
Increase (decrease) in net assets	(43,516,442)	(15,537,884)	(468,330,773)	(12,027,163)	(21,016,277)
Net assets at beginning of period	235,467,713	116,510,136	4,581,664,951	53,146,967	92,102,037
Net assets at end of period	$191,951,271	$100,972,252	$4,113,334,178	$41,119,804	$71,085,760
Beginning units	108,543,231	57,916,161	420,173,995	23,917,635	36,999,386
Units issued	9,966,258	1,194,499	22,060,294	2,050,539	643,511
Units redeemed	(15,398,781)	(5,595,142)	(42,860,890)	(4,963,785)	(5,621,256)
Ending units	103,110,708	53,515,518	399,373,399	21,004,389	32,021,641

The accompanying Notes to Financial Statements are an integral part of this statement.

31

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC	VALIC	VALIC		VALIC
	Company II	Company II	Company II	VALIC	Company II
	Aggressive	Capital	Conservative	Company II	Government
	Growth	Appreciation	Growth	Core Bond	Money Market
	Lifestyle Fund	Fund	Lifestyle Fund	Fund	II Fund
For the Year Ended December 31, 2019
From operations:
Dividends	$11,208,238	$102,667	$9,122,850	$32,467,868	$1,889,820
Mortality and expense risk and administrative charges	(5,610,624)	(426,730)	(3,161,382)	(12,839,979)	(1,066,434)
Reimbursements of expenses	1,448,671	108,187	805,029	3,416,107	285,448
Net investment income (loss)	7,046,285	(215,876)	6,766,497	23,043,996	1,108,834
Net realized gain (loss)	8,435,785	3,221,242	230,969	16,332,411	(1)
Capital gain distribution from mutual funds	50,000,411	11,082,075	13,434,188	-	-
Change in unrealized appreciation (depreciation) of investments	48,986,717	(3,693,339)	26,423,676	93,546,364	-
Increase (decrease) in net assets from operations	114,469,198	10,394,102	46,855,330	132,922,771	1,108,833
From contract transactions:
Payments received from contract owners	57,618,456	2,056,498	35,988,139	99,068,952	17,830,288
Payments for contract benefits or terminations	(55,717,508)	(5,500,152)	(43,304,176)	(127,172,516)	(17,309,929)
Transfers between sub-accounts (including fixed account), net	(32,351,759)	(3,585,439)	(530,698)	(49,752,021)	(2,578,165)
Contract maintenance charges	(947,809)	(46,484)	(223,002)	(597,115)	(37,890)
Adjustments to net assets allocated to contracts in payout period	(14,219)	-	(26,755)	455	597
Increase (decrease) in net assets from contract transactions	(31,412,839)	(7,075,577)	(8,096,492)	(78,452,245)	(2,095,099)
Increase (decrease) in net assets	83,056,359	3,318,525	38,758,838	54,470,526	(986,266)
Net assets at beginning of period	528,906,779	41,217,310	304,391,472	1,259,956,150	116,835,546
Net assets at end of period	$611,963,138	$44,535,835	$343,150,310	$1,314,426,676	$115,849,280
Beginning units	170,804,741	19,162,320	109,128,260	625,807,737	95,047,022
Units issued	5,868,394	1,154,344	8,618,119	189,377,107	31,223,279
Units redeemed	(14,875,624)	(4,029,612)	(11,450,305)	(222,186,205)	(32,919,821)
Ending units	161,797,511	16,287,052	106,296,074	592,998,639	93,350,480
For the Year Ended December 31, 2018
From operations:
Dividends	$8,053,192	$187,538	$7,587,260	$25,616,428	$1,553,104
Mortality and expense risk and administrative charges	(5,717,316)	(433,821)	(3,256,080)	(10,545,615)	(1,144,730)
Reimbursements of expenses	1,476,220	105,821	829,625	2,768,279	308,734
Net investment income (loss)	3,812,096	(140,462)	5,160,805	17,839,092	717,108
Net realized gain (loss)	12,273,948	3,472,311	1,066,756	(1,277,956)	-
Capital gain distribution from mutual funds	20,198,246	2,008,774	1,912,195	393,724	-
Change in unrealized appreciation (depreciation) of investments	(89,900,861)	(5,361,266)	(30,440,195)	(45,310,377)	-
Increase (decrease) in net assets from operations	(53,616,571)	(20,643)	(22,300,439)	(28,355,517)	717,108
From contract transactions:
Payments received from contract owners	61,751,449	2,107,529	38,462,557	96,164,837	25,579,629
Payments for contract benefits or terminations	(54,326,367)	(4,439,724)	(44,749,725)	(102,867,351)	(16,104,130)
Transfers between sub-accounts (including fixed account), net	(21,394,048)	2,126,678	(6,385,423)	272,279,188	(17,111,906)
Contract maintenance charges	(908,200)	(55,473)	(212,040)	(511,836)	(41,545)
Adjustments to net assets allocated to contracts in payout period	113	-	(28,320)	425	561
Increase (decrease) in net assets from contract transactions	(14,877,053)	(260,990)	(12,912,951)	265,065,263	(7,677,391)
Increase (decrease) in net assets	(68,493,624)	(281,633)	(35,213,390)	236,709,746	(6,960,283)
Net assets at beginning of period	597,400,403	41,498,943	339,604,862	1,023,246,404	123,795,829
Net assets at end of period	$528,906,779	$41,217,310	$304,391,472	$1,259,956,150	$116,835,546
Beginning units	175,049,393	19,345,424	113,512,838	497,723,255	101,543,860
Units issued	7,778,726	2,938,607	11,081,057	157,592,634	55,251,175
Units redeemed	(12,023,378)	(3,121,711)	(15,465,635)	(29,508,152)	(61,748,013)
Ending units	170,804,741	19,162,320	109,128,260	625,807,737	95,047,022

The accompanying Notes to Financial Statements are an integral part of this statement.

32

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		VALIC
	VALIC	Company II	VALIC	VALIC	VALIC
	Company II	International	Company II	Company II	Company II
	High Yield	Opportunities	Large Cap	Mid Cap	Mid Cap Value
	Bond Fund	Fund	Value Fund	Growth Fund	Fund
For the Year Ended December 31, 2019
From operations:
Dividends	$25,056,644	$5,271,802	$2,140,842	$-	$3,660,072
Mortality and expense risk and administrative charges	(4,990,449)	(5,216,873)	(1,702,299)	(1,831,507)	(6,607,998)
Reimbursements of expenses	1,294,909	1,361,074	424,190	514,313	1,728,216
Net investment income (loss)	21,361,104	1,416,003	862,733	(1,317,194)	(1,219,710)
Net realized gain (loss)	(235,877)	26,565,510	10,367,169	2,622,672	10,625,969
Capital gain distribution from mutual funds	-	20,559,662	14,369,113	7,288,393	126,447,588
Change in unrealized appreciation (depreciation) of investments	44,866,371	71,596,842	14,108,975	46,943,105	39,426,996
Increase (decrease) in net assets from operations	65,991,598	120,138,017	39,707,990	55,536,976	175,280,843
From contract transactions:
Payments received from contract owners	31,296,691	32,026,687	10,139,910	16,820,692	32,814,516
Payments for contract benefits or terminations	(54,552,702)	(54,067,700)	(18,723,932)	(8,395,675)	(71,707,488)
Transfers between sub-accounts (including fixed account), net	20,201,136	(19,634,697)	(386,110)	(13,708,171)	(2,690,288)
Contract maintenance charges	(269,121)	(185,680)	(196,045)	(63,596)	(344,367)
Adjustments to net assets allocated to contracts in payout period	107	1,310	861	31	20
Increase (decrease) in net assets from contract transactions	(3,323,889)	(41,860,080)	(9,165,316)	(5,346,719)	(41,927,607)
Increase (decrease) in net assets	62,667,709	78,277,937	30,542,674	50,190,257	133,353,236
Net assets at beginning of period	437,180,562	500,316,490	156,170,477	176,632,948	617,783,072
Net assets at end of period	$499,848,271	$578,594,427	$186,713,151	$226,823,205	$751,136,308
Beginning units	159,619,662	201,525,007	49,226,087	75,450,644	113,038,656
Units issued	40,926,936	6,230,583	3,480,653	9,545,089	3,654,951
Units redeemed	(41,233,448)	(21,017,818)	(4,918,270)	(11,659,559)	(10,361,803)
Ending units	159,313,150	186,737,772	47,788,470	73,336,174	106,331,804
For the Year Ended December 31, 2018
From operations:
Dividends	$26,148,793	$5,322,421	$2,227,722	$191,275	$3,410,753
Mortality and expense risk and administrative charges	(4,525,163)	(6,255,074)	(1,854,756)	(1,539,542)	(7,810,312)
Reimbursements of expenses	1,170,635	1,625,276	477,866	414,574	2,046,775
Net investment income (loss)	22,794,265	692,623	850,832	(933,693)	(2,352,784)
Net realized gain (loss)	1,864,321	63,627,253	18,947,573	3,325,486	47,948,943
Capital gain distribution from mutual funds	-	-	6,227,529	22,765,280	62,161,557
Change in unrealized appreciation (depreciation) of investments	(42,283,810)	(175,755,483)	(44,824,173)	(44,966,866)	(225,950,669)
Increase (decrease) in net assets from operations	(17,625,224)	(111,435,607)	(18,798,239)	(19,809,793)	(118,192,953)
From contract transactions:
Payments received from contract owners	28,547,789	47,776,134	10,792,600	37,252,948	43,459,240
Payments for contract benefits or terminations	(52,278,091)	(54,335,071)	(21,487,112)	(9,055,091)	(75,943,278)
Transfers between sub-accounts (including fixed account), net	(17,128,123)	(65,760,766)	(17,653,140)	31,706,137	(107,633,948)
Contract maintenance charges	(239,085)	(189,710)	(159,819)	(46,830)	(345,539)
Adjustments to net assets allocated to contracts in payout period	174	316	-	(645)	(117)
Increase (decrease) in net assets from contract transactions	(41,097,336)	(72,509,097)	(28,507,471)	59,856,519	(140,463,642)
Increase (decrease) in net assets	(58,722,560)	(183,944,704)	(47,305,710)	40,046,726	(258,656,595)
Net assets at beginning of period	495,903,122	684,261,194	203,476,187	136,586,222	876,439,667
Net assets at end of period	$437,180,562	$500,316,490	$156,170,477	$176,632,948	$617,783,072
Beginning units	173,436,602	225,444,336	57,219,062	54,538,747	134,638,078
Units issued	14,092,863	20,837,463	980,174	26,503,717	4,595,909
Units redeemed	(27,909,803)	(44,756,792)	(8,973,149)	(5,591,820)	(26,195,331)
Ending units	159,619,662	201,525,007	49,226,087	75,450,644	113,038,656

The accompanying Notes to Financial Statements are an integral part of this statement.

33

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC				VALIC
	Company II	VALIC	VALIC	VALIC	Company II
	Moderate	Company II	Company II	Company II	U.S. Socially
	Growth	Small Cap	Small Cap	Strategic Bond	Responsible
	Lifestyle Fund	Growth Fund	Value Fund	Fund	Fund
For the Year Ended December 31, 2019
From operations:
Dividends	$19,473,367	$-	$4,929,416	$23,851,413	$10,152,910
Mortality and expense risk and administrative charges	(9,106,914)	(1,604,504)	(3,063,927)	(6,052,520)	(6,762,297)
Reimbursements of expenses	2,334,517	425,310	803,953	1,617,739	1,749,581
Net investment income (loss)	12,700,970	(1,179,194)	2,669,442	19,416,632	5,140,194
Net realized gain (loss)	9,809,265	5,339,895	(10,768,040)	4,521,308	41,830,463
Capital gain distribution from mutual funds	64,354,946	39,377,473	49,156,505	-	51,267,611
Change in unrealized appreciation (depreciation) of investments	79,702,067	7,851,663	15,182,565	42,092,205	88,112,547
Increase (decrease) in net assets from operations	166,567,248	51,389,837	56,240,472	66,030,145	186,350,815
From contract transactions:
Payments received from contract owners	125,696,442	10,369,966	15,976,352	57,548,591	42,853,375
Payments for contract benefits or terminations	(110,383,434)	(13,547,129)	(34,581,312)	(55,591,176)	(82,728,888)
Transfers between sub-accounts (including fixed account), net	(17,194,753)	(11,835,001)	(37,194,651)	(5,376,685)	(23,347,250)
Contract maintenance charges	(713,153)	(70,351)	(124,493)	(932,925)	(440,853)
Adjustments to net assets allocated to contracts in payout period	378	(843)	(1,373)	(5,095)	766
Increase (decrease) in net assets from contract transactions	(2,594,520)	(15,083,358)	(55,925,477)	(4,357,290)	(63,662,850)
Increase (decrease) in net assets	163,972,728	36,306,479	314,995	61,672,855	122,687,965
Net assets at beginning of period	853,639,488	143,333,664	323,563,038	604,319,072	627,053,917
Net assets at end of period	$1,017,612,216	$179,640,143	$323,878,033	$665,991,927	$749,741,882
Beginning units	273,159,524	38,452,313	86,223,508	211,254,188	205,040,616
Units issued	18,414,570	4,081,080	2,777,814	36,520,965	2,163,572
Units redeemed	(19,536,550)	(7,295,015)	(15,719,235)	(38,019,279)	(21,382,797)
Ending units	272,037,544	35,238,378	73,282,087	209,755,874	185,821,391
For the Year Ended December 31, 2018
From operations:
Dividends	$14,507,206	$-	$3,280,775	$21,865,620	$11,884,157
Mortality and expense risk and administrative charges	(9,045,211)	(1,447,302)	(3,912,426)	(5,784,701)	(7,201,461)
Reimbursements of expenses	2,319,605	379,529	1,028,030	1,510,885	1,866,591
Net investment income (loss)	7,781,600	(1,067,773)	396,379	17,591,804	6,549,287
Net realized gain (loss)	11,340,620	8,442,800	13,224,888	8,779,019	81,001,742
Capital gain distribution from mutual funds	20,153,485	4,746,277	28,691,869	-	13,565,278
Change in unrealized appreciation (depreciation) of investments	(110,405,014)	(24,153,386)	(104,304,867)	(52,448,926)	(136,105,456)
Increase (decrease) in net assets from operations	(71,129,309)	(12,032,082)	(61,991,731)	(26,078,103)	(34,989,149)
From contract transactions:
Payments received from contract owners	121,919,832	14,190,574	20,330,584	50,728,104	44,319,028
Payments for contract benefits or terminations	(97,052,616)	(11,764,604)	(42,910,713)	(57,036,402)	(84,762,498)
Transfers between sub-accounts (including fixed account), net	(26,674,750)	26,910,335	(24,947,124)	24,933,451	(76,557,282)
Contract maintenance charges	(661,892)	(81,863)	(137,192)	(881,695)	(460,846)
Adjustments to net assets allocated to contracts in payout period	1,569	(936)	(2,676)	(5,336)	(299)
Increase (decrease) in net assets from contract transactions	(2,467,857)	29,253,506	(47,667,121)	17,738,122	(117,461,897)
Increase (decrease) in net assets	(73,597,166)	17,221,424	(109,658,852)	(8,339,981)	(152,451,046)
Net assets at beginning of period	927,236,654	126,112,240	433,221,890	612,659,053	779,504,963
Net assets at end of period	$853,639,488	$143,333,664	$323,563,038	$604,319,072	$627,053,917
Beginning units	273,875,279	32,109,839	96,767,255	206,604,694	239,129,520
Units issued	17,100,121	14,548,144	8,841,563	25,862,157	3,565,628
Units redeemed	(17,815,876)	(8,205,670)	(19,385,310)	(21,212,663)	(37,654,532)
Ending units	273,159,524	38,452,313	86,223,508	211,254,188	205,040,616

The accompanying Notes to Financial Statements are an integral part of this statement.

34

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard		Vanguard	Vanguard
	LifeStrategy	Vanguard	LifeStrategy	Long-Term	Vanguard
	Conservative	LifeStrategy	Moderate	Investment-	Long-Term
	Growth Fund	Growth Fund	Growth Fund	Grade Fund	Treasury Fund
	Investor	Investor	Investor	Investor	Investor
	Shares	Shares	Shares	Shares	Shares
For the Year Ended December 31, 2019
From operations:
Dividends	$2,628,954	$6,338,764	$6,647,842	$11,420,574	$5,383,002
Mortality and expense risk and administrative charges	(1,184,204)	(3,115,142)	(3,139,735)	(3,663,218)	(2,475,898)
Reimbursements of expenses	-	-	-	753,745	514,889
Net investment income (loss)	1,444,750	3,223,622	3,508,107	8,511,101	3,421,993
Net realized gain (loss)	1,406,742	9,608,628	7,998,626	2,579,826	1,788,729
Capital gain distribution from mutual funds	43,061	53,730	172,043	4,522,586	578,558
Change in unrealized appreciation (depreciation) of investments	9,844,461	36,460,759	30,095,802	36,334,806	18,888,845
Increase (decrease) in net assets from operations	12,739,014	49,346,739	41,774,578	51,948,319	24,678,125
From contract transactions:
Payments received from contract owners	10,834,856	28,905,864	30,597,515	15,146,526	8,662,234
Payments for contract benefits or terminations	(12,341,517)	(23,371,399)	(29,516,556)	(34,323,614)	(21,353,959)
Transfers between sub-accounts (including fixed account), net	6,378,380	(7,419,617)	(1,167,673)	97,021,784	5,313,326
Contract maintenance charges	(45,354)	(108,336)	(160,201)	(284,302)	(173,084)
Adjustments to net assets allocated to contracts in payout period	489	164	66	156	356
Increase (decrease) in net assets from contract transactions	4,826,854	(1,993,324)	(246,849)	77,560,550	(7,551,127)
Increase (decrease) in net assets	17,565,868	47,353,415	41,527,729	129,508,869	17,126,998
Net assets at beginning of period	88,193,095	230,105,943	233,716,151	213,663,752	193,883,284
Net assets at end of period	$105,758,963	$277,459,358	$275,243,880	$343,172,621	$211,010,282
Beginning units	41,125,525	94,046,683	99,419,127	60,322,265	56,477,321
Units issued	6,617,257	6,093,923	6,704,018	30,990,304	5,827,071
Units redeemed	(4,585,704)	(6,855,472)	(6,764,488)	(9,586,786)	(7,924,212)
Ending units	43,157,078	93,285,134	99,358,657	81,725,783	54,380,180
For the Year Ended December 31, 2018
From operations:
Dividends	$2,343,716	$5,694,440	$6,057,187	$10,556,429	$5,730,477
Mortality and expense risk and administrative charges	(1,127,166)	(3,062,003)	(3,092,702)	(3,048,206)	(2,413,141)
Reimbursements of expenses	-	-	-	630,901	501,976
Net investment income (loss)	1,216,550	2,632,437	2,964,485	8,139,124	3,819,312
Net realized gain (loss)	1,695,951	9,051,109	11,184,048	(6,585,268)	(1,331,648)
Capital gain distribution from mutual funds	950,793	4,000,321	3,311,838	957,586	-
Change in unrealized appreciation (depreciation) of investments	(7,702,326)	(35,710,884)	(32,762,125)	(22,357,108)	(9,443,974)
Increase (decrease) in net assets from operations	(3,839,032)	(20,027,017)	(15,301,754)	(19,845,666)	(6,956,310)
From contract transactions:
Payments received from contract owners	10,738,776	27,207,670	32,760,851	12,004,271	8,488,008
Payments for contract benefits or terminations	(11,333,179)	(21,635,825)	(30,029,168)	(27,645,347)	(21,733,809)
Transfers between sub-accounts (including fixed account), net	835,548	(5,482,245)	(8,700,629)	(40,833,789)	(8,368,760)
Contract maintenance charges	(40,796)	(102,509)	(145,557)	(232,475)	(171,906)
Adjustments to net assets allocated to contracts in payout period	486	(811)	50	172	1,243
Increase (decrease) in net assets from contract transactions	200,835	(13,720)	(6,114,453)	(56,707,168)	(21,785,224)
Increase (decrease) in net assets	(3,638,197)	(20,040,737)	(21,416,207)	(76,552,834)	(28,741,534)
Net assets at beginning of period	91,831,292	250,146,680	255,132,358	290,216,586	222,624,818
Net assets at end of period	$88,193,095	$230,105,943	$233,716,151	$213,663,752	$193,883,284
Beginning units	41,049,609	94,056,973	101,919,583	76,473,321	62,988,883
Units issued	4,959,237	6,609,538	8,360,037	7,059,677	2,607,540
Units redeemed	(4,883,321)	(6,619,828)	(10,860,493)	(23,210,733)	(9,119,102)
Ending units	41,125,525	94,046,683	99,419,127	60,322,265	56,477,321

The accompanying Notes to Financial Statements are an integral part of this statement.

35

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard	Vanguard
	Wellington	Windsor II
	Fund Investor	Fund Investor
	Shares	Shares
For the Year Ended December 31, 2019
From operations:
Dividends	$50,576,985	$34,430,868
Mortality and expense risk and administrative charges	(22,740,530)	(19,360,653)
Net investment income (loss)	27,836,455	15,070,215
Net realized gain (loss)	58,739,245	79,483,858
Capital gain distribution from mutual funds	41,912,405	126,461,920
Change in unrealized appreciation (depreciation) of investments	234,405,252	169,953,252
Increase (decrease) in net assets from operations	362,893,357	390,969,245
From contract transactions:
Payments received from contract owners	112,834,613	58,165,282
Payments for contract benefits or terminations	(203,778,628)	(154,068,180)
Transfers between sub-accounts (including fixed account), net	(23,439,896)	(38,730,382)
Contract maintenance charges	(789,085)	(637,998)
Adjustments to net assets allocated to contracts in payout period	(823,302)	(14,240)
Increase (decrease) in net assets from contract transactions	(115,996,298)	(135,285,518)
Increase (decrease) in net assets	246,897,059	255,683,727
Net assets at beginning of period	1,769,540,521	1,473,470,129
Net assets at end of period	$2,016,437,580	$1,729,153,856
Beginning units	400,037,303	361,271,823
Units issued	8,362,996	1,637,673
Units redeemed	(30,084,648)	(29,541,366)
Ending units	378,315,651	333,368,130
For the Year Ended December 31, 2018
From operations:
Dividends	$50,913,844	$35,682,603
Mortality and expense risk and administrative charges	(22,961,104)	(20,603,310)
Net investment income (loss)	27,952,740	15,079,293
Net realized gain (loss)	74,862,085	103,531,983
Capital gain distribution from mutual funds	107,297,621	117,451,854
Change in unrealized appreciation (depreciation) of investments	(295,320,036)	(392,292,719)
Increase (decrease) in net assets from operations	(85,207,590)	(156,229,589)
From contract transactions:
Payments received from contract owners	115,809,614	61,692,565
Payments for contract benefits or terminations	(199,664,254)	(156,341,515)
Transfers between sub-accounts (including fixed account), net	(47,740,962)	(73,660,993)
Contract maintenance charges	(795,691)	(650,967)
Adjustments to net assets allocated to contracts in payout period	(1,371,622)	(7,730)
Increase (decrease) in net assets from contract transactions	(133,762,915)	(168,968,640)
Increase (decrease) in net assets	(218,970,505)	(325,198,229)
Net assets at beginning of period	1,988,511,026	1,798,668,358
Net assets at end of period	$1,769,540,521	$1,473,470,129
Beginning units	426,658,543	397,426,878
Units issued	13,263,495	2,768,011
Units redeemed	(39,884,735)	(38,923,066)
Ending units	400,037,303	361,271,823

The accompanying Notes to Financial Statements are an integral part of this statement.

36

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.Organization

The Variable Annuity Life Insurance Company Separate Account A (the Separate Account) is a segregated investment account established by The Variable Annuity Life Insurance Company (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

The Separate Account includes the following variable annuity products:

Equity Director	Polaris Platinum Elite
Group Fixed and Variable Annuity (GTS-VA)	Portfolio Director
Group Unit Purchase (GUP)	Portfolio Director Freedom Advisor
IMPACT	Portfolio Director Plus
Independence Plus	Potentia
Polaris Choice Elite

The Separate Account contracts are sold primarily through the Company's captive sales force. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of the Company; however, all commissions are paid by the Company. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub- account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open- ended management investment companies and the names below them are the names of the sub- accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2019 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

American Beacon Funds (American Beacon)
American Beacon Bridgeway Large Cap Growth Fund Investor Class(b)	American Beacon Holland Large Cap Growth Fund Investor Class(b)
Anchor Series Trust (AST)(a)
AST SA BlackRock Multi-Asset Income Portfolio Class 3	AST SA Wellington Growth Portfolio Class 3(d)
AST SA PGI Asset Allocation Portfolio Class 3	AST SA Wellington Natural Resources Portfolio Class 3(e)
AST SA Wellington Capital Appreciation Portfolio Class 3	AST SA Wellington Strategic Multi-Asset Portfolio Class 3
AST SA Wellington Government and Quality Bond Portfolio Class 3
Ariel Investment Trust (Ariel)
Ariel Appreciation Fund Investor Class	Ariel Fund Investor Class
Franklin Templeton Variable Insurance Products Trust (FTVIP)
FTVIP Franklin Allocation VIP Fund Class 2(f)	FTVIP Templeton Global Asset Allocation Fund(g)
FTVIP Franklin Income VIP Fund Class 2
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT Government Money Market Fund Service Class
Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series II	Invesco V.I. Comstock Fund Series II
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	Invesco V.I. Growth and Income Fund Series II

37

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Lord Abbett Series Fund, Inc. (Lord Abbett)

Lord Abbett Growth and Income Portfolio Class VC

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT)

Neuberger Berman AMT Guardian Trust Class(g)

PIMCO Variable Insurance Trust (PIMCO)
PIMCO Total Return Portfolio Advisor Class(g)	PIMCO Total Return Portfolio Institutional Class(g)
Seasons Series Trust (SST)(a)
SST SA Allocation Balanced Portfolio Class 3	SST SA Allocation Moderate Portfolio Class 3
SST SA Allocation Growth Portfolio Class 3	SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3
SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Wellington Real Return Portfolio Class 3
SunAmerica Series Trust (SAST)(a)
SAST SA AB Growth Portfolio Class 3	SAST SA Janus Focused Growth Portfolio Class 3
SAST SA AB Small & Mid Cap Value Portfolio Class 3	SAST SA JPMorgan Diversified Balanced Portfolio Class 3
SAST SA American Funds Asset Allocation Portfolio Class 3	SAST SA JPMorgan Emerging Markets Portfolio Class 3
SAST SA American Funds Global Growth Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 3
SAST SA American Funds Growth Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 3
SAST SA American Funds Growth-Income Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 3
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	SAST SA Large Cap Growth Index Portfolio Class 3(i)
SAST SA Boston Company Capital Growth Portfolio Class 3(m)	SAST SA Large Cap Index Portfolio Class 3
SAST SA Columbia Technology Portfolio Class 3	SAST SA Large Cap Value Index Portfolio Class 3(i)
SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA Legg Mason BW Large Cap Value Portfolio Class 3
SAST SA Dogs of Wall Street Portfolio Class 3	SAST SA Legg Mason Tactical Opportunities Class 3
SAST SA Emerging Markets Equity Index Portfolio Class 3(i)	SAST SA MFS Blue Chip Growth Portfolio Class 3
SAST SA Federated Corporate Bond Portfolio Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 1(g)	SAST SA MFS Telecom Utility Portfolio Class 3(n)
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3(g)	SAST SA MFS Total Return Portfolio Class 3
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	SAST SA Mid Cap Index Portfolio Class 3
SAST SA Fixed Income Index Portfolio Class 3	SAST SA Morgan Stanley International Equities Portfolio Class 3
SAST SA Fixed Income Intermediate Index Portfolio Class 3	SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3
SAST SA Franklin Small Company Value Portfolio Class 3	SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 1(g)	SAST SA PineBridge High-Yield Bond Portfolio Class 3
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3(g)	SAST SA Putnam International Growth and Income Portfolio Class 3
SAST SA Global Index Allocation 60-40 Portfolio Class 3(i)	SAST SA Schroders VCP Global Allocation Portfolio Class 3
SAST SA Global Index Allocation 75-25 Portfolio Class 3(i)	SAST SA Small Cap Index Portfolio Class 3
SAST SA Global Index Allocation 90-10 Portfolio Class 3(i)	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3
SAST SA Goldman Sachs Global Bond Portfolio Class 3	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	SAST SA Templeton Foreign Value Portfolio Class 3
SAST SA Index Allocation 60-40 Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3
SAST SA Index Allocation 80-20 Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3
SAST SA Index Allocation 90-10 Portfolio Class 3	SAST SA VCP Index Allocation Portfolio Class 3
SAST SA International Index Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 3
SAST SA Invesco Growth Opportunities Portfolio Class 3	SAST SA WellsCap Fundamental Growth Portfolio Class 3(j)
SAST SA Invesco VCP Equity-Income Portfolio Class 3
T. Rowe Price Retirement Funds, Inc. (T. Rowe Price)
T Rowe Price Retirement 2015 Advisor Class	T Rowe Price Retirement 2040 Advisor Class
T Rowe Price Retirement 2020 Advisor Class	T Rowe Price Retirement 2045 Advisor Class
T Rowe Price Retirement 2025 Advisor Class	T Rowe Price Retirement 2050 Advisor Class
T Rowe Price Retirement 2030 Advisor Class	T Rowe Price Retirement 2055 Advisor Class
T Rowe Price Retirement 2035 Advisor Class	T Rowe Price Retirement 2060 Advisor Class

38

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

VALIC Company I(c)
VALIC Company I Asset Allocation Fund	VALIC Company I International Growth Fund
VALIC Company I Blue Chip Growth Fund	VALIC Company I International Socially Responsible Fund(h)
VALIC Company I Capital Conservation Fund	VALIC Company I International Value Fund
VALIC Company I Core Equity Fund	VALIC Company I Large Cap Core Fund
VALIC Company I Dividend Value Fund	VALIC Company I Large Capital Growth Fund
VALIC Company I Dynamic Allocation Fund	VALIC Company I Mid Cap Index Fund
VALIC Company I Emerging Economies Fund	VALIC Company I Mid Cap Strategic Growth Fund
VALIC Company I Global Real Estate Fund	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Global Strategy Fund	VALIC Company I Science & Technology Fund
VALIC Company I Government Money Market I Fund	VALIC Company I Small Cap Aggressive Growth Fund
VALIC Company I Government Securities Fund	VALIC Company I Small Cap Fund
VALIC Company I Growth & Income Fund	VALIC Company I Small Cap Index Fund
VALIC Company I Growth Fund	VALIC Company I Small Cap Special Values Fund
VALIC Company I Health Sciences Fund	VALIC Company I Small Mid Growth Fund
VALIC Company I Inflation Protected Fund	VALIC Company I Stock Index Fund
VALIC Company I International Equities Index Fund	VALIC Company I Systematic Value Fund(k)
VALIC Company I International Government Bond Fund	VALIC Company I Value Fund
VALIC Company II(c)
VALIC Company II Aggressive Growth Lifestyle Fund	VALIC Company II Mid Cap Growth Fund
VALIC Company II Capital Appreciation Fund	VALIC Company II Mid Cap Value Fund
VALIC Company II Conservative Growth Lifestyle Fund	VALIC Company II Moderate Growth Lifestyle Fund
VALIC Company II Core Bond Fund	VALIC Company II Small Cap Growth Fund
VALIC Company II Government Money Market II Fund	VALIC Company II Small Cap Value Fund
VALIC Company II High Yield Bond Fund	VALIC Company II Strategic Bond Fund
VALIC Company II International Opportunities Fund	VALIC Company II U.S. Socially Responsible Fund(l)
VALIC Company II Large Cap Value Fund
The Vanguard Group, Inc. (Vanguard)
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	Vanguard Long-Term Treasury Fund Investor Shares
Vanguard LifeStrategy Growth Fund Investor Shares	Vanguard Wellington Fund Investor Shares
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	Vanguard Windsor II Fund Investor Shares
Vanguard Long-Term Investment-Grade Fund Investor Shares

(a)These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust, Seasons Series Trust, SunAmerica Mutual Funds and SunAmerica Series Trust.

(b)The American Beacon Holland Large Cap Growth Fund, in operation for the periods January 1, 2016 to December 31, 2016 and January 1, 2017 to December 15, 2017 (cessation of operations) merged into the American Beacon Bridgeway Large Cap Growth Fund, in operation for the periods December 15, 2017 (commencement of operations) to December 31, 2017 and January 1, 2018 to December 31, 2019.

(c)These are affiliated investment companies. The Company serves as the investment advisor to VALIC Company I and II series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of the Company, serves as the transfer agent and accounting services agent to VALIC Company I, and VALIC Company II, Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as the administrator to all funds in the VALIC Company I and II series, the investment sub-advisor to certain underlying mutual funds of each VALIC Company I and II series, and is the investment adviser to the mutual funds in the Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust.

(d)The AST SA Wellington Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(e)The AST SA Wellington Natural Resources Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(f)Formerly FTVIP Franklin Founding Funds Allocation VIP Fund.

(g)Fund had no activity during the current year.

(h)Formerly VALIC Company I Global Social Awareness Fund.

(i)For the periods May 1, 2018 (commencement of operations) to December 31, 2018 and January 1, 2019 to December 31, 2019.

(j)The SAST SA WellsCap Fundamental Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(k)Formerly VALIC Company I Broad Cap Value Fund.

(l)Formerly VALIC Company II Socially Responsible Fund.

(m)The SAST SA Boston Company Capital Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(n)The SAST SA MFS Telecom Utility Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA Legg Mason BW Large Cap Value Portfolio.

39

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2.Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

Participants are able to elect assumed interest rates between 3.00 and 6.00 percent in determining annuity payments for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

40

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.Fair Value Measurements

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

∙Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

∙Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

∙Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2019 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2019, and respective hierarchy levels.

4.Expenses

Expense charges are applied against the current value of the Separate Account and are paid as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

41

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The exact rate depends on the particular product issued and funds selected. Expense charges for each product are as follows:

Products	Separate Account Annual Charges
Equity Director	1.60%	- 2.10%
GTS-VA	0.85% on the first $10 million
	0.425% on the next $90 million
	0.21% on the excess over $100 million
GUP	1.00%
IMPACT	1.00%
Independence Plus	1.00%
Polaris Choice Elite	1.65%	- 1.90%
Polaris Platinum Elite	1.30%	- 1.55% prior to May 1, 2017
Polaris Platinum Elite	1.15%	- 1.55% after May 1, 2017
Portfolio Director	0.15%	- 1.25%
Portfolio Director Plus	0.00%
Potentia	1.45%

Mortality and expense risk charges of the Separate Account products (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

Products	Expense Limitations
GTS-VA	0.6966% on the first $25,434,267
0.50% on the next $74,565,733
0.25% on the excess over $100 million
GUP	1.4157% on the first $359,065,787
1.36% on the next $40,934,213
1.32% on the excess over $400 million

Contract Maintenance Charge: During the accumulation phase, an annual contract maintenance charge is assessed by the Company on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by the Company related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A contract maintenance charge of $3.75 is assessed on each contract (except those relating to GUP and GTS- VA, contracts within the Impact product are assessed a $30 annual maintenance charge and contracts within the Polaris Platinum Elite product are assessed a $50 annual maintenance charge) by the Company on the last day of the calendar quarter in which the Company receives the first purchase payment, and in quarterly installments thereafter during the accumulation period.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Separate Account Expense Reimbursements or Credits: Certain of the Funds or their affiliates have an agreement with the Company to pay the Company for administrative and shareholder services provided to the underlying Fund. The Company applied these payments to reduce its charges to the sub-account investing in that Fund. In addition, the Company currently reimburses or credits certain sub-accounts a portion of the Company's mortality and expense risk charges. Such crediting arrangements are voluntary, and may be changed by the Company at any time. The reimbursements are included on the reimbursement of expenses line of the Statements of Operations and Changes in Net Assets.

The expense reimbursements are credited at the annual rate of 0.25 percent.

42

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sales and Administrative Charge: Certain purchase payments to certain products are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payments received. These charges are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

Guaranteed Minimum Withdrawal Benefit (GMWB) Charge: The charges for the GMWB riders are assessed quarterly on all policies that have elected this option. The annualized charges by GMWB rider and by product are as follows:

Annualized GMWB Charge for Contracts Issued:
GMWB Rider	Products	Before October 9, 2017		On or After October 9, 2017
Polaris Income Builder	Polaris Choice Elite	0.60% to 2.20%	for one covered person	0.60% to 2.20% for one covered person
	Polaris Platinum Elite	0.60% to 2.70% for two covered persons		0.60% to 2.70% for two covered persons

Polaris Income Plus	Polaris Choice Elite	0.60% to 2.20%	for one covered person	0.60% to 2.50% for one covered person
	Polaris Platinum Elite	0.60% to 2.70% for two covered persons		0.60% to 2.50% for two covered persons

Polaris Income Plus Daily	Polaris Choice Elite	0.60% to 2.20%	for one covered person	0.60% to 2.50% for one covered person
	Polaris Platinum Elite	0.60% to 2.70% for two covered persons		0.60% to 2.50% for two covered persons

IncomeLock (1)	Portfolio Director	0.60% to 0.90%	for one covered person	Not applicable
	Equity Director	Not available for two covered persons

IncomeLock Plus (2)	Portfolio Director	0.60% to 2.20%	for one covered person	Not applicable
	Equity Director	0.60% to 2.70% for two covered persons

(1)IncomeLock was not available to contracts issued after July 2, 2012.

(2)IncomeLock Plus was not available to contracts issued after January 2, 2017.

43

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.Purchases and Sales of Investments

For the year ended December 31, 2019, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
American Beacon Bridgeway Large Cap Growth Fund Investor Class	$8,225,283	$9,875,398
AST SA BlackRock Multi-Asset Income Portfolio Class 3	569,949	70,558
AST SA PGI Asset Allocation Portfolio Class 3	119,736	2,436
AST SA Wellington Capital Appreciation Portfolio Class 3	1,515,803	266,023
AST SA Wellington Government and Quality Bond Portfolio Class 3	1,032,596	259,841
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	623,776	52,698
Ariel Appreciation Fund Investor Class	31,506,214	45,123,434
Ariel Fund Investor Class	32,376,032	61,231,135
FTVIP Franklin Allocation VIP Fund Class 2	433,571	4,636
FTVIP Franklin Income VIP Fund Class 2	3,132,191	142,300
Goldman Sachs VIT Government Money Market Fund Service Class	973,084	490,505
Invesco V.I. American Franchise Fund Series II	538,660	5,481
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	6,848,423	7,866,577
Invesco V.I. Comstock Fund Series II	239,852	113,880
Invesco V.I. Growth and Income Fund Series II	254,304	191,476
Lord Abbett Growth and Income Portfolio Class VC	172,215	84,703
SST SA Allocation Balanced Portfolio Class 3	700,131	66,917
SST SA Allocation Growth Portfolio Class 3	1,380,311	286,112
SST SA Allocation Moderate Growth Portfolio Class 3	1,746,851	312,161
SST SA Allocation Moderate Portfolio Class 3	2,149,490	1,015,958
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	1,062,275	401,850
SST SA Wellington Real Return Portfolio Class 3	1,259,334	107,587
SAST SA AB Growth Portfolio Class 3	475,167	275,419
SAST SA AB Small & Mid Cap Value Portfolio Class 3	439,833	162,182
SAST SA American Funds Asset Allocation Portfolio Class 3	17,759,034	1,305,802
SAST SA American Funds Global Growth Portfolio Class 3	903,201	336,865
SAST SA American Funds Growth Portfolio Class 3	2,335,527	314,661
SAST SA American Funds Growth-Income Portfolio Class 3	1,048,648	149,893
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	11,567,977	2,685,673
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	6,436,232	1,870,624
SAST SA Columbia Technology Portfolio Class 3	956,495	199,313
SAST SA DFA Ultra Short Bond Portfolio Class 3	439,930	76,841
SAST SA Dogs of Wall Street Portfolio Class 3	673,754	261,715
SAST SA Emerging Markets Equity Index Portfolio Class 3	20,908	1,675
SAST SA Federated Corporate Bond Portfolio Class 3	1,737,623	369,610
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	76,786	20,117
SAST SA Fixed Income Index Portfolio Class 3	766,101	54,575
SAST SA Fixed Income Intermediate Index Portfolio Class 3	120,966	17,351
SAST SA Franklin Small Company Value Portfolio Class 3	167,316	46,591
SAST SA Global Index Allocation 60-40 Portfolio Class 3	850,772	17,023
SAST SA Global Index Allocation 75-25 Portfolio Class 3	1,268,590	54,130
SAST SA Global Index Allocation 90-10 Portfolio Class 3	4,156,664	65,863
SAST SA Goldman Sachs Global Bond Portfolio Class 3	693,897	204,604
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	895,185	15,426
SAST SA Index Allocation 60-40 Portfolio Class 3	2,968,458	293,632
SAST SA Index Allocation 80-20 Portfolio Class 3	3,233,156	402,168
SAST SA Index Allocation 90-10 Portfolio Class 3	6,820,213	902,554
SAST SA International Index Portfolio Class 3	90,981	7,127
SAST SA Invesco Growth Opportunities Portfolio Class 3	66,832	27,052
SAST SA Invesco VCP Equity-Income Portfolio Class 3	3,373,509	1,247,384
SAST SA Janus Focused Growth Portfolio Class 3	173,651	56,397
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	643,918	192,456
SAST SA JPMorgan Emerging Markets Portfolio Class 3	87,486	50,554
SAST SA JPMorgan Equity-Income Portfolio Class 3	189,682	197,563
SAST SA JPMorgan Global Equities Portfolio Class 3	23,332	45,516
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	1,178,713	353,236
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	148,419	40,429
SAST SA Large Cap Growth Index Portfolio Class 3	400,041	12,442
SAST SA Large Cap Index Portfolio Class 3	521,596	51,111
SAST SA Large Cap Value Index Portfolio Class 3	129,582	9,264
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	189,047	87,632
SAST SA Legg Mason Tactical Opportunities Class 3	254,414	10,431

44

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
SAST SA MFS Blue Chip Growth Portfolio Class 3	$386,525	$107,858
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	253,897	182,502
SAST SA MFS Total Return Portfolio Class 3	377,066	55,993
SAST SA Mid Cap Index Portfolio Class 3	377,531	23,640
SAST SA Morgan Stanley International Equities Portfolio Class 3	195,192	79,497
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	192,384	111,801
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	2,676,481	1,590,486
SAST SA PineBridge High-Yield Bond Portfolio Class 3	723,514	92,625
SAST SA Putnam International Growth and Income Portfolio Class 3	13,156	27,673
SAST SA Schroders VCP Global Allocation Portfolio Class 3	2,383,599	903,592
SAST SA Small Cap Index Portfolio Class 3	232,289	19,951
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	1,034,835	144,325
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	6,869,695	2,098,586
SAST SA Templeton Foreign Value Portfolio Class 3	94,782	48,827
SAST SA VCP Dynamic Allocation Portfolio Class 3	8,462,261	4,064,041
SAST SA VCP Dynamic Strategy Portfolio Class 3	6,022,368	3,066,170
SAST SA VCP Index Allocation Portfolio Class 3	7,832,180	897,127
SAST SA WellsCap Aggressive Growth Portfolio Class 3	192,908	25,354
T Rowe Price Retirement 2015 Advisor Class	4,925,037	2,516,648
T Rowe Price Retirement 2020 Advisor Class	13,116,305	6,477,740
T Rowe Price Retirement 2025 Advisor Class	14,674,574	3,344,187
T Rowe Price Retirement 2030 Advisor Class	15,397,378	3,251,454
T Rowe Price Retirement 2035 Advisor Class	9,267,884	1,883,512
T Rowe Price Retirement 2040 Advisor Class	9,709,266	1,777,732
T Rowe Price Retirement 2045 Advisor Class	8,793,913	950,062
T Rowe Price Retirement 2050 Advisor Class	6,852,558	936,247
T Rowe Price Retirement 2055 Advisor Class	3,830,735	424,722
T Rowe Price Retirement 2060 Advisor Class	2,938,701	261,641
VALIC Company I Asset Allocation Fund	24,943,852	23,315,988
VALIC Company I Blue Chip Growth Fund	117,482,635	65,198,073
VALIC Company I Capital Conservation Fund	40,060,309	52,613,634
VALIC Company I Core Equity Fund	35,347,026	28,211,244
VALIC Company I Dividend Value Fund	368,007,241	156,893,162
VALIC Company I Dynamic Allocation Fund	17,023,952	53,015,775
VALIC Company I Emerging Economies Fund	165,395,808	158,956,976
VALIC Company I Global Real Estate Fund	133,127,789	58,523,440
VALIC Company I Global Strategy Fund	38,753,895	42,782,168
VALIC Company I Government Money Market I Fund	126,866,819	158,855,848
VALIC Company I Government Securities Fund	20,488,408	23,818,571
VALIC Company I Growth & Income Fund	37,604,896	36,318,732
VALIC Company I Growth Fund	359,444,288	345,877,174
VALIC Company I Health Sciences Fund	78,774,237	93,155,596
VALIC Company I Inflation Protected Fund	125,186,666	150,966,466
VALIC Company I International Equities Index Fund	278,735,847	186,528,455
VALIC Company I International Government Bond Fund	28,969,920	50,622,530
VALIC Company I International Growth Fund	124,598,827	56,916,925
VALIC Company I International Socially Responsible Fund	13,055,278	35,628,908
VALIC Company I International Value Fund	50,772,707	83,736,964
VALIC Company I Large Cap Core Fund	15,732,810	18,280,949
VALIC Company I Large Capital Growth Fund	41,913,362	39,851,506
VALIC Company I Mid Cap Index Fund	615,847,139	496,253,200
VALIC Company I Mid Cap Strategic Growth Fund	32,758,643	25,460,362
VALIC Company I Nasdaq-100 Index Fund	28,967,184	38,470,687
VALIC Company I Science & Technology Fund	264,927,113	131,583,188
VALIC Company I Small Cap Aggressive Growth Fund	39,567,555	29,243,960
VALIC Company I Small Cap Fund	28,653,668	36,820,662
VALIC Company I Small Cap Index Fund	195,127,107	276,190,731
VALIC Company I Small Cap Special Values Fund	34,250,315	28,358,913
VALIC Company I Small Mid Growth Fund	18,403,170	13,994,866
VALIC Company I Stock Index Fund	304,830,657	693,749,266
VALIC Company I Systematic Value Fund	7,086,529	7,243,881
VALIC Company I Value Fund	4,021,708	10,414,416
VALIC Company II Aggressive Growth Lifestyle Fund	82,781,702	57,158,274
VALIC Company II Capital Appreciation Fund	14,050,225	10,260,135
VALIC Company II Conservative Growth Lifestyle Fund	47,665,511	35,569,408
VALIC Company II Core Bond Fund	443,270,937	498,696,759
VALIC Company II Government Money Market II Fund	41,302,193	42,289,583
VALIC Company II High Yield Bond Fund	148,978,680	130,947,110

45

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
VALIC Company II International Opportunities Fund	$38,230,707	$58,120,505
VALIC Company II Large Cap Value Fund	25,119,540	19,055,424
VALIC Company II Mid Cap Growth Fund	36,403,794	35,780,722
VALIC Company II Mid Cap Value Fund	156,513,214	73,218,758
VALIC Company II Moderate Growth Lifestyle Fund	149,336,694	74,884,539
VALIC Company II Small Cap Growth Fund	58,528,384	35,417,624
VALIC Company II Small Cap Value Fund	62,204,848	66,308,836
VALIC Company II Strategic Bond Fund	143,340,642	128,291,206
VALIC Company II U.S. Socially Responsible Fund	68,534,858	75,799,063
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	17,669,994	11,356,200
Vanguard LifeStrategy Growth Fund Investor Shares	23,045,002	21,762,751
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	24,334,179	20,902,429
Vanguard Long-Term Investment-Grade Fund Investor Shares	132,490,129	41,887,445
Vanguard Long-Term Treasury Fund Investor Shares	26,198,367	29,752,702
Vanguard Wellington Fund Investor Shares	119,065,113	165,381,913
Vanguard Windsor II Fund Investor Shares	168,521,212	162,272,736

46

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2019, follows:

		December 31, 2019			For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Beacon Bridgeway Large Cap Growth Fund Investor Class	54,236,421	1.19	1.22	65,592,956	0.00	0.40	1.85	26.81	29.54
AST SA BlackRock Multi-Asset Income Portfolio Class 3	126,755	12.40	12.73	1,603,100	0.00	1.15	1.55	11.74	12.18
AST SA PGI Asset Allocation Portfolio Class 3	7,778	20.48	21.03	162,330	3.72	1.15	1.30	18.66	18.83
AST SA Wellington Capital Appreciation Portfolio Class 3	65,939	36.21	40.21	2,573,340	0.00	1.15	1.90	28.38	29.34
AST SA Wellington Government and Quality Bond Portfolio Class 3	274,099	12.03	13.27	3,544,138	2.42	1.15	1.90	5.04	5.83
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	108,020	12.03	12.19	1,310,975	0.00	1.15	1.55	17.05	17.52
Ariel Appreciation Fund Investor Class	71,845,502	1.93	2.33	282,705,849	0.96	0.40	1.85	22.31	24.10
Ariel Fund Investor Class	92,770,396	2.00	2.23	382,104,514	0.87	0.40	1.85	22.39	24.17
FTVIP Franklin Allocation VIP Fund Class 2	29,436	14.93	15.64	439,694	0.17	1.15	1.55	18.02	18.49
FTVIP Franklin Income VIP Fund Class 2	233,941	15.92	16.89	4,008,102	6.50	1.15	1.65	14.16	14.73
Goldman Sachs VIT Government Money Market Fund Service Class	78,636	9.82	9.96	781,077	1.92	1.15	1.55	0.31	0.71
Invesco V.I. American Franchise Fund Series II	18,066	29.33	30.94	553,458	0.00	1.15	1.55	34.33	34.87
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	232,675,521	0.56	0.64	141,193,352	0.91	0.40	1.85	2.55	4.05
Invesco V.I. Comstock Fund Series II	59,621	19.24	21.21	1,215,833	1.74	1.15	1.90	22.59	23.51
Invesco V.I. Growth and Income Fund Series II	67,847	19.21	20.65	1,382,771	1.65	1.30	1.90	22.50	23.24
Lord Abbett Growth and Income Portfolio Class VC	15,498	17.75	18.77	300,054	1.96	1.15	1.55	20.61	21.09
SST SA Allocation Balanced Portfolio Class 3	130,238	16.63	17.55	2,222,298	1.86	1.15	1.55	14.24	14.70
SST SA Allocation Growth Portfolio Class 3	242,140	18.94	20.03	4,773,276	0.01	1.15	1.55	21.60	22.09
SST SA Allocation Moderate Growth Portfolio Class 3	240,684	17.36	18.62	4,344,290	1.67	1.15	1.65	18.63	19.23
SST SA Allocation Moderate Portfolio Class 3	255,905	17.38	18.37	4,551,478	1.70	1.15	1.55	16.92	17.39
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	158,590	12.85	13.02	2,062,135	1.38	1.15	1.55	17.96	18.44
SST SA Wellington Real Return Portfolio Class 3	239,106	11.13	12.19	2,857,482	0.38	1.15	1.90	3.55	4.33
SAST SA AB Growth Portfolio Class 3	52,961	31.70	35.13	1,802,080	0.00	1.15	1.90	32.01	33.01
SAST SA AB Small & Mid Cap Value Portfolio Class 3	49,557	22.01	24.27	1,168,093	0.00	1.15	1.90	17.47	18.35
SAST SA American Funds Asset Allocation Portfolio Class 3	2,188,805	19.44	20.77	44,732,136	1.95	1.15	1.65	18.93	19.53
SAST SA American Funds Global Growth Portfolio Class 3	99,238	23.55	25.99	2,486,755	0.91	1.15	1.90	32.39	33.39
SAST SA American Funds Growth Portfolio Class 3	181,574	25.90	28.54	5,014,053	0.00	1.15	1.90	27.94	28.90
SAST SA American Funds Growth-Income Portfolio Class 3	204,012	23.20	24.77	4,897,859	0.00	1.15	1.65	23.69	24.31
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	4,094,908	15.02	15.56	63,190,903	0.28	1.15	1.65	16.55	17.13
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	2,591,951	12.05	12.29	31,712,630	0.86	1.15	1.65	13.79	14.36
SAST SA Columbia Technology Portfolio Class 3	37,853	36.42	38.38	1,427,154	0.00	1.15	1.55	52.72	53.33
SAST SA DFA Ultra Short Bond Portfolio Class 3	128,938	8.58	9.18	1,169,032	1.86	1.15	1.65	0.32	0.83
SAST SA Dogs of Wall Street Portfolio Class 3	85,765	29.16	32.08	2,675,453	2.54	1.15	1.90	22.16	23.08
SAST SA Emerging Markets Equity Index Portfolio Class 3	2,188		9.91	21,685	0.00		1.55		16.56
SAST SA Federated Corporate Bond Portfolio Class 3	246,195	17.83	19.69	4,723,429	5.55	1.15	1.90	12.44	13.28
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	10,944	14.63	15.03	162,907	2.53	1.30	1.55	24.03	24.34
SAST SA Fixed Income Index Portfolio Class 3	135,790	10.47	10.56	1,431,324	0.20	1.15	1.55	7.13	7.56
SAST SA Fixed Income Intermediate Index Portfolio Class 3	29,759	10.22	10.31	305,978	0.16	1.15	1.55	4.35	4.77
SAST SA Franklin Small Company Value Portfolio Class 3	24,604	19.56	21.56	511,547	0.78	1.15	1.90	23.81	24.74
SAST SA Global Index Allocation 60-40 Portfolio Class 3	97,722	10.82	10.89	1,062,585	0.00	1.15	1.55	16.06	16.52
SAST SA Global Index Allocation 75-25 Portfolio Class 3	161,157	10.83	10.90	1,752,595	0.00	1.15	1.55	18.53	19.00
SAST SA Global Index Allocation 90-10 Portfolio Class 3	495,267	10.82	10.89	5,387,380	0.00	1.15	1.55	21.11	21.59
SAST SA Goldman Sachs Global Bond Portfolio Class 3	178,347	11.90	13.12	2,285,519	0.00	1.15	1.90	4.60	5.39
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	98,344	10.84	10.94	1,072,638	3.11	1.15	1.55	16.99	17.46
SAST SA Index Allocation 60-40 Portfolio Class 3	426,910	12.09	12.23	5,213,149	0.00	1.15	1.55	17.73	18.20
SAST SA Index Allocation 80-20 Portfolio Class 3	796,622	12.59	12.74	10,117,240	0.00	1.15	1.55	21.75	22.23
SAST SA Index Allocation 90-10 Portfolio Class 3	2,672,142	12.85	13.00	34,642,920	0.00	1.15	1.55	23.60	24.10
SAST SA International Index Portfolio Class 3	19,163	10.38	10.44	199,617	0.10	1.30	1.55	18.99	19.29
SAST SA Invesco Growth Opportunities Portfolio Class 3	6,776	25.64	27.04	176,156	0.00	1.15	1.55	26.71	27.22
SAST SA Invesco VCP Equity-Income Portfolio Class 3	1,740,968	13.46	13.83	23,871,143	1.55	1.15	1.55	15.16	15.62
SAST SA Janus Focused Growth Portfolio Class 3	21,235	25.35	28.04	576,852	0.00	1.15	1.90	33.39	34.40
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	112,789	18.97	19.95	2,214,964	2.20	1.15	1.55	16.89	17.36
SAST SA JPMorgan Emerging Markets Portfolio Class 3	35,962	12.09	13.37	463,158	2.92	1.15	1.90	18.53	19.42
SAST SA JPMorgan Equity-Income Portfolio Class 3	62,931	22.06	24.43	1,471,036	2.38	1.15	1.90	24.45	25.39
SAST SA JPMorgan Global Equities Portfolio Class 3	1,591	15.67	16.63	26,293	0.16	1.15	1.55	17.74	18.21
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	325,865	14.00	15.51	4,893,440	2.86	1.15	1.90	6.98	7.79
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	12,526	31.15	33.26	402,493	0.00	1.15	1.65	36.97	37.66

47

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2019			For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Large Cap Growth Index Portfolio Class 3	35,266	12.28	12.36	435,373	0.02	1.15	1.55	28.39	28.91
SAST SA Large Cap Index Portfolio Class 3	53,213	12.61	12.72	674,069	0.02	1.15	1.55	28.61	29.12
SAST SA Large Cap Value Index Portfolio Class 3	12,110	11.99	12.07	145,892	0.05	1.15	1.55	29.22	29.74
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	47,439	19.97	21.45	1,003,722	1.96	1.30	1.90	23.03	23.77
SAST SA Legg Mason Tactical Opportunities Class 3	34,644	11.08	11.18	386,488	2.02	1.15	1.55	16.47	16.94
SAST SA MFS Blue Chip Growth Portfolio Class 3	40,610	24.03	26.71	1,045,384	0.42	1.15	1.90	29.39	30.36
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	57,678	24.51	27.12	1,507,785	0.68	1.15	1.90	29.03	30.00
SAST SA MFS Total Return Portfolio Class 3	70,234	18.12	19.10	1,312,029	2.42	1.15	1.55	18.21	18.68
SAST SA Mid Cap Index Portfolio Class 3	53,774	11.17	11.27	604,165	0.00	1.15	1.55	23.27	23.76
SAST SA Morgan Stanley International Equities Portfolio Class 3	72,409	11.44	12.66	882,044	2.50	1.15	1.90	17.93	18.82
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	50,924	21.82	24.13	1,186,221	1.04	1.15	1.90	29.10	30.07
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	1,998,682	13.68	14.14	28,018,623	0.00	1.15	1.65	16.82	17.40
SAST SA PineBridge High-Yield Bond Portfolio Class 3	78,265	16.05	17.85	1,356,131	8.99	1.15	1.90	12.31	13.15
SAST SA Putnam International Growth and Income Portfolio Class 3	9,441	9.80	10.24	95,700	2.01	1.30	1.65	18.07	18.48
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,466,446	12.64	12.84	18,737,065	1.43	1.15	1.55	17.09	17.56
SAST SA Small Cap Index Portfolio Class 3	42,366	10.79	10.89	459,321	0.00	1.15	1.55	22.59	23.08
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	147,229	11.68	11.78	1,731,843	1.20	1.15	1.55	22.35	22.84
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	2,483,361	13.57	13.84	34,203,578	1.49	1.15	1.65	20.27	20.88
SAST SA Templeton Foreign Value Portfolio Class 3	60,833	10.43	11.50	673,040	0.09	1.15	1.90	9.79	10.62
SAST SA VCP Dynamic Allocation Portfolio Class 3	4,939,157	14.95	15.87	77,580,650	0.00	1.15	1.90	18.13	19.02
SAST SA VCP Dynamic Strategy Portfolio Class 3	4,280,853	14.55	15.40	65,253,071	0.00	1.15	1.90	17.16	18.04
SAST SA VCP Index Allocation Portfolio Class 3	1,474,484	11.46	11.57	17,018,935	0.08	1.15	1.55	21.10	21.59
SAST SA WellsCap Aggressive Growth Portfolio Class 3	22,068	20.80	22.12	470,819	0.00	1.15	1.55	36.80	37.34
T Rowe Price Retirement 2015 Advisor Class	10,854,083	1.27	1.31	13,841,732	2.12	0.40	1.00	15.89	16.59
T Rowe Price Retirement 2020 Advisor Class	29,266,464	1.31	1.35	38,509,988	2.08	0.40	1.00	17.86	18.57
T Rowe Price Retirement 2025 Advisor Class	33,703,359	1.35	1.39	45,529,793	2.03	0.40	1.00	19.47	20.18
T Rowe Price Retirement 2030 Advisor Class	33,984,792	1.38	1.42	46,962,385	1.89	0.40	1.00	21.01	21.74
T Rowe Price Retirement 2035 Advisor Class	24,574,806	1.40	1.44	34,509,621	1.73	0.40	1.00	22.22	22.95
T Rowe Price Retirement 2040 Advisor Class	24,778,213	1.42	1.46	35,248,410	1.61	0.40	1.00	23.13	23.87
T Rowe Price Retirement 2045 Advisor Class	18,428,906	1.43	1.47	26,407,559	1.54	0.40	1.00	23.78	24.52
T Rowe Price Retirement 2050 Advisor Class	15,419,391	1.43	1.47	22,087,120	1.50	0.40	1.00	23.85	24.60
T Rowe Price Retirement 2055 Advisor Class	7,256,580	1.43	1.47	10,389,997	1.62	0.40	1.00	23.85	24.60
T Rowe Price Retirement 2060 Advisor Class	4,805,934	1.43	1.47	6,884,423	1.60	0.40	1.00	23.77	24.52
VALIC Company I Asset Allocation Fund	17,063,207	1.50	1.81	152,036,602	1.54	0.40	1.85	13.21	14.86
VALIC Company I Blue Chip Growth Fund	256,689,601	1.87	3.16	843,507,344	0.00	0.00	1.85	27.46	29.84
VALIC Company I Capital Conservation Fund	37,622,298	1.14	1.50	150,258,164	2.53	0.40	1.85	7.57	9.14
VALIC Company I Core Equity Fund	49,830,334	2.18	2.32	254,487,982	1.17	0.40	1.85	26.18	28.02
VALIC Company I Dividend Value Fund	250,653,175	2.09	2.25	998,859,608	1.74	0.40	1.85	21.25	23.02
VALIC Company I Dynamic Allocation Fund	127,676,637	1.45	1.60	195,246,176	1.34	0.40	1.85	18.16	19.83
VALIC Company I Emerging Economies Fund	680,723,908	0.84	1.05	761,121,782	1.68	0.40	1.85	18.09	19.82
VALIC Company I Global Real Estate Fund	264,357,969	1.63	1.85	461,704,005	3.53	0.40	1.85	22.22	24.01
VALIC Company I Global Strategy Fund	154,123,488	1.37	1.63	324,039,700	2.34	0.40	1.85	7.89	9.46
VALIC Company I Government Money Market I Fund	149,254,389	0.88	1.02	294,755,564	1.81	0.40	1.85	-0.19	1.27
VALIC Company I Government Securities Fund	27,421,737	1.09	1.38	102,656,838	2.28	0.40	1.85	4.55	6.07
VALIC Company I Growth & Income Fund	22,687,108	2.14	2.30	125,410,214	0.91	0.40	1.85	28.24	30.11
VALIC Company I Growth Fund	473,995,472	2.53	2.73	1,386,020,941	0.38	0.40	1.85	29.46	31.35
VALIC Company I Health Sciences Fund	125,570,637	4.10	4.91	821,412,149	0.00	0.40	1.85	26.48	28.33
VALIC Company I Inflation Protected Fund	436,272,703	1.08	1.12	609,656,940	1.65	0.00	1.85	6.67	8.66
VALIC Company I International Equities Index Fund	508,291,382	1.06	1.26	1,171,220,482	3.13	0.40	1.85	19.07	20.81
VALIC Company I International Government Bond Fund	34,050,414	1.05	1.42	111,778,746	1.64	0.40	1.85	6.75	8.31
VALIC Company I International Growth Fund	119,937,045	1.50	1.61	477,189,141	0.66	0.40	1.85	30.21	32.11
VALIC Company I International Socially Responsible Fund	49,476,454	1.82	1.96	389,059,564	1.83	0.40	1.85	23.67	25.48
VALIC Company I International Value Fund	473,244,377	1.03	1.13	664,065,620	2.97	0.00	1.85	14.29	16.42
VALIC Company I Large Cap Core Fund	46,117,162	2.52	2.92	156,215,912	0.93	0.40	1.85	30.15	32.05
VALIC Company I Large Capital Growth Fund	167,843,700	2.52	2.56	523,947,434	0.57	0.40	1.85	37.39	39.40
VALIC Company I Mid Cap Index Fund	138,158,296	2.16	2.53	3,306,910,919	1.36	0.40	1.85	23.41	25.21
VALIC Company I Mid Cap Strategic Growth Fund	92,728,090	2.18	2.27	310,849,990	0.01	0.40	1.85	35.21	37.18
VALIC Company I Nasdaq-100 Index Fund	224,185,309	3.53	3.97	525,497,310	0.40	0.40	1.85	36.12	38.11
VALIC Company I Science & Technology Fund	151,321,215	3.27	3.72	1,461,021,893	0.00	0.40	1.85	36.91	38.91
VALIC Company I Small Cap Aggressive Growth Fund	47,022,685	2.60	3.15	172,542,769	0.00	0.40	1.85	36.06	38.04
VALIC Company I Small Cap Fund	45,798,527	2.14	2.42	302,462,210	0.47	0.40	1.85	27.06	28.91
VALIC Company I Small Cap Index Fund	132,602,546	2.01	2.23	1,068,664,273	1.17	0.40	1.85	22.85	24.65
VALIC Company I Small Cap Special Values Fund	93,293,434	2.10	2.24	221,428,735	1.35	0.40	1.85	26.33	28.18
VALIC Company I Small Mid Growth Fund	49,449,062	2.25	2.46	127,438,795	0.00	0.40	1.85	35.39	37.37
VALIC Company I Stock Index Fund	357,451,782	2.55	122.62	4,761,735,529	1.59	0.33	1.85	28.69	30.66
VALIC Company I Systematic Value Fund	18,994,803	2.10	2.12	45,589,977	1.39	0.40	1.85	21.52	23.29
VALIC Company I Value Fund	29,361,473	1.92	2.05	82,267,290	1.37	0.40	1.85	25.11	26.94

48

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2019			For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company II Aggressive Growth Lifestyle Fund	161,797,511	1.79	1.93	611,963,138	1.96	0.15	1.60	21.09	22.86
VALIC Company II Capital Appreciation Fund	16,287,052	2.39	2.55	44,535,835	0.24	0.15	1.60	25.65	27.48
VALIC Company II Conservative Growth Lifestyle Fund	106,296,074	1.44	1.79	343,150,310	2.82	0.15	1.60	14.70	16.37
VALIC Company II Core Bond Fund	592,998,639	1.15	1.19	1,314,426,676	2.52	0.00	1.60	8.67	10.42
VALIC Company II Government Money Market II Fund	93,350,480	0.89	1.05	115,849,280	1.62	0.15	1.60	0.02	1.48
VALIC Company II High Yield Bond Fund	159,313,150	1.45	1.82	499,848,271	5.35	0.15	1.60	13.15	14.80
VALIC Company II International Opportunities Fund	186,737,772	1.36	1.52	578,594,427	0.98	0.15	1.60	23.74	25.55
VALIC Company II Large Cap Value Fund	47,788,470	1.88	2.17	186,713,151	1.25	0.15	1.60	24.96	26.79
VALIC Company II Mid Cap Growth Fund	73,336,174	2.05	2.08	226,823,205	0.00	0.15	1.60	30.50	32.40
VALIC Company II Mid Cap Value Fund	106,331,804	1.96	2.12	751,136,308	0.53	0.15	1.60	28.08	29.95
VALIC Company II Moderate Growth Lifestyle Fund	272,037,544	1.66	1.95	1,017,612,216	2.08	0.15	1.60	18.68	20.41
VALIC Company II Small Cap Growth Fund	35,238,378	2.72	2.96	179,640,143	0.00	0.15	1.60	35.51	37.49
VALIC Company II Small Cap Value Fund	73,282,087	1.70	1.94	323,878,033	1.52	0.15	1.60	17.31	19.02
VALIC Company II Strategic Bond Fund	209,755,874	1.29	1.74	665,991,927	3.76	0.15	1.60	9.59	11.19
VALIC Company II U.S. Socially Responsible Fund	185,821,391	1.63	2.67	749,741,882	1.47	0.00	1.60	29.60	31.69
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	43,157,078	1.41	1.63	105,758,963	2.71	0.65	2.10	13.28	14.93
Vanguard LifeStrategy Growth Fund Investor Shares	93,285,134	1.76	1.77	277,459,358	2.50	0.65	2.10	20.57	22.33
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	99,358,657	1.59	1.73	275,243,880	2.61	0.65	2.10	16.89	18.59
Vanguard Long-Term Investment-Grade Fund Investor Shares	81,725,783	1.65	2.31	343,172,621	4.10	0.40	1.85	18.20	19.94
Vanguard Long-Term Treasury Fund Investor Shares	54,380,180	1.49	2.05	211,010,282	2.66	0.40	1.85	12.04	13.68
Vanguard Wellington Fund Investor Shares	378,315,651	1.47	1.92	2,016,437,580	2.67	0.00	2.10	19.96	22.51
Vanguard Windsor II Fund Investor Shares	333,368,130	2.01	2.18	1,729,153,856	2.15	0.65	2.10	26.35	28.19

		December 31, 2018			For the Year Ended December 31 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Beacon Bridgeway Large Cap Growth Fund Investor Class	60,869,212		0.94	57,241,745	0.09	0.40	1.85	-7.71	-6.96
AST SA BlackRock Multi-Asset Income Portfolio Class 3	84,845	11.10	11.35	958,252	6.57	1.15	1.55	-5.48	-5.10
AST SA PGI Asset Allocation Portfolio Class 3	2,397	17.26	17.70	41,659	2.68	1.15	1.30	-6.00	-5.86
AST SA Wellington Capital Appreciation Portfolio Class 3	42,219	28.21	31.09	1,267,646	0.00	1.15	1.90	-2.86	-2.13
AST SA Wellington Government and Quality Bond Portfolio Class 3	217,264	11.46	12.54	2,654,685	2.02	1.15	1.90	-2.10	-1.35
AST SA Wellington Growth Portfolio Class 3	-	19.46	19.93	-	3.37	1.30	1.55	5.06	5.27
AST SA Wellington Natural Resources Portfolio Class 3	-	9.61	9.86	-	4.02	1.30	1.55	3.38	3.59
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	57,254	10.28	10.37	593,223	1.95	1.15	1.55	-9.23	-8.87
Ariel Appreciation Fund Investor Class	80,852,269	1.58	1.88	256,887,178	0.89	0.40	1.85	-15.58	-14.34
Ariel Fund Investor Class	104,627,173	1.64	1.80	350,016,041	0.93	0.40	1.85	-15.26	-14.02
FTVIP Franklin Allocation VIP Fund Class 2	731	12.98	13.20	9,518	1.98	1.15	1.30	-10.82	-10.69
FTVIP Franklin Income VIP Fund Class 2	53,392	13.94	14.72	876,990	5.35	1.15	1.65	-5.88	-5.40
Goldman Sachs VIT Government Money Market Fund Service Class	30,319	9.79	9.89	298,497	2.24	1.15	1.55	-0.09	0.32
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	234,224,055	0.55	0.61	137,365,267	0.22	0.40	1.85	-13.58	-12.31
Invesco V.I. Comstock Fund Series II	60,912	15.70	17.17	1,008,813	1.53	1.15	1.90	-14.03	-13.37
Invesco V.I. Growth and Income Fund Series II	72,603	15.68	16.76	1,202,823	1.94	1.30	1.90	-15.23	-14.71
Lord Abbett Growth and Income Portfolio Class VC	11,248	14.72	15.50	184,486	1.80	1.15	1.55	-9.57	-9.20
SST SA Allocation Balanced Portfolio Class 3	95,373	14.55	15.30	1,408,234	5.50	1.15	1.55	-5.43	-5.05
SST SA Allocation Growth Portfolio Class 3	187,555	15.58	16.41	3,023,874	4.92	1.15	1.55	-8.63	-8.27
SST SA Allocation Moderate Growth Portfolio Class 3	167,186	14.63	15.62	2,524,310	5.81	1.15	1.65	-7.48	-7.01
SST SA Allocation Moderate Portfolio Class 3	197,036	14.86	15.65	2,994,037	4.90	1.15	1.55	-6.43	-6.05
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	111,204	10.89	10.99	1,221,197	2.61	1.15	1.55	-10.18	-9.81
SST SA Wellington Real Return Portfolio Class 3	140,655	10.75	11.68	1,604,289	4.03	1.15	1.90	-2.09	-1.35
SAST SA AB Growth Portfolio Class 3	49,051	24.01	26.41	1,253,539	0.00	1.15	1.90	0.13	0.88
SAST SA AB Small & Mid Cap Value Portfolio Class 3	37,544	18.74	20.51	745,809	0.40	1.15	1.90	-16.93	-16.30
SAST SA American Funds Asset Allocation Portfolio Class 3	1,443,527	16.35	17.38	24,717,992	3.42	1.15	1.65	-6.44	-5.97
SAST SA American Funds Global Growth Portfolio Class 3	85,656	17.79	19.48	1,612,180	1.49	1.15	1.90	-10.99	-10.32
SAST SA American Funds Growth Portfolio Class 3	98,686	20.24	22.14	2,108,423	1.30	1.15	1.90	-2.40	-1.67
SAST SA American Funds Growth-Income Portfolio Class 3	162,174	18.75	19.93	3,138,200	3.23	1.15	1.65	-3.66	-3.18
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	3,491,629	12.88	13.29	46,027,384	1.78	1.15	1.65	-6.69	-6.22
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	2,288,575	10.59	10.75	24,504,957	1.20	1.15	1.65	-7.30	-6.84
SAST SA Boston Company Capital Growth Portfolio Class 3	-	19.63	21.04	-	0.26	1.30	1.90	12.59	13.13
SAST SA Columbia Technology Portfolio Class 3	16,285	23.85	25.03	397,262	0.00	1.15	1.55	-9.76	-9.40
SAST SA DFA Ultra Short Bond Portfolio Class 3	89,646	8.55	9.10	806,132	1.06	1.15	1.65	-0.43	0.07
SAST SA Dogs of Wall Street Portfolio Class 3	78,312	23.87	26.06	1,987,793	2.36	1.15	1.90	-2.44	-1.70
SAST SA Federated Corporate Bond Portfolio Class 3	181,803	15.86	17.38	3,078,379	4.15	1.15	1.90	-4.90	-4.18
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	7,210	11.79	12.09	86,373	2.31	1.30	1.55	-8.19	-7.96

49

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2018			For the Year Ended December 31 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Fixed Income Index Portfolio Class 3	66,202	9.80	9.82	649,206	5.63	1.15	1.30	-2.16	-2.02
SAST SA Fixed Income Intermediate Index Portfolio Class 3	19,301	9.82	9.84	189,717	2.07	1.15	1.30	-0.97	-0.83
SAST SA Franklin Small Company Value Portfolio Class 3	21,772	15.80	17.28	363,633	0.86	1.15	1.90	-14.65	-14.01
SAST SA Global Index Allocation 60-40 Portfolio Class 3	15,315	9.32	9.35	142,933	2.77	1.15	1.55	-6.78	-6.53
SAST SA Global Index Allocation 75-25 Portfolio Class 3	42,213	9.14	9.16	386,354	2.74	1.15	1.55	-8.65	-8.40
SAST SA Global Index Allocation 90-10 Portfolio Class 3	93,570	8.93	8.96	837,909	2.65	1.15	1.55	-10.66	-10.42
SAST SA Goldman Sachs Global Bond Portfolio Class 3	137,340	11.38	12.44	1,668,747	4.09	1.15	1.90	-4.56	-3.83
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	14,683	9.27	9.31	136,695	1.66	1.15	1.55	-9.94	-9.58
SAST SA Index Allocation 60-40 Portfolio Class 3	190,847	10.27	10.35	1,972,231	4.86	1.15	1.55	-6.35	-5.97
SAST SA Index Allocation 80-20 Portfolio Class 3	554,493	10.34	10.42	5,768,462	4.81	1.15	1.55	-8.21	-7.84
SAST SA Index Allocation 90-10 Portfolio Class 3	2,173,097	10.39	10.47	22,722,729	4.94	1.15	1.55	-9.12	-8.75
SAST SA International Index Portfolio Class 3	10,230	8.73	8.75	89,535	3.58	1.30	1.55	-15.59	-15.37
SAST SA Invesco Growth Opportunities Portfolio Class 3	6,039	20.24	21.25	123,918	0.00	1.15	1.55	-6.48	-6.11
SAST SA Invesco VCP Equity-Income Portfolio Class 3	1,594,555	11.69	11.96	18,930,708	2.82	1.15	1.55	-11.56	-11.20
SAST SA Janus Focused Growth Portfolio Class 3	17,461	19.00	20.87	351,431	0.00	1.15	1.90	-0.87	-0.12
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	94,608	16.23	17.00	1,588,947	1.68	1.15	1.55	-9.39	-9.02
SAST SA JPMorgan Emerging Markets Portfolio Class 3	33,321	10.20	11.20	360,497	2.56	1.15	1.90	-21.09	-20.50
SAST SA JPMorgan Equity-Income Portfolio Class 3	68,443	17.73	19.48	1,280,047	1.99	1.15	1.90	-6.49	-5.78
SAST SA JPMorgan Global Equities Portfolio Class 3	3,244	13.31	13.66	43,291	2.89	1.30	1.55	-12.68	-12.46
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	274,751	13.09	14.39	3,831,021	2.45	1.15	1.90	-2.58	-1.84
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	9,913	22.74	24.16	230,844	0.00	1.15	1.65	-6.68	-6.21
SAST SA Large Cap Growth Index Portfolio Class 3	653		9.57	6,250	0.00		1.55		-4.34
SAST SA Large Cap Index Portfolio Class 3	12,567	9.80	9.84	123,447	5.61	1.30	1.55	-6.45	-6.22
SAST SA Large Cap Value Index Portfolio Class 3	717		9.29	6,659	1.40		1.30		-7.09
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	46,645	16.23	17.33	798,527	1.51	1.30	1.90	-10.58	-10.04
SAST SA Legg Mason Tactical Opportunities Class 3	11,891	9.51	9.56	113,623	1.88	1.15	1.55	-7.42	-7.04
SAST SA MFS Blue Chip Growth Portfolio Class 3	32,938	18.57	20.49	649,578	0.16	1.15	1.90	-7.27	-6.57
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	61,293	19.00	20.87	1,236,852	0.59	1.15	1.90	-7.43	-6.72
SAST SA MFS Telecom Utility Portfolio Class 3	-		19.96	-	4.34		1.30		2.59
SAST SA MFS Total Return Portfolio Class 3	54,826	15.32	16.09	867,015	2.19	1.15	1.55	-7.45	-7.07
SAST SA Mid Cap Index Portfolio Class 3	19,785	9.06	9.09	179,828	1.31	1.30	1.55	-13.22	-13.00
SAST SA Morgan Stanley International Equities Portfolio Class 3	66,183	9.70	10.39	679,245	1.08	1.30	1.90	-15.76	-15.25
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	52,694	16.91	18.55	946,281	0.91	1.15	1.90	-9.86	-9.18
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	1,901,937	11.71	12.05	22,730,769	3.10	1.15	1.65	-8.70	-8.24
SAST SA PineBridge High-Yield Bond Portfolio Class 3	46,106	14.29	15.77	702,275	7.44	1.15	1.90	-5.87	-5.16
SAST SA Putnam International Growth and Income Portfolio Class 3	11,624	8.30	8.64	99,729	2.75	1.30	1.65	-19.17	-18.89
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,378,326	10.79	10.92	14,995,909	2.28	1.15	1.55	-10.43	-10.06
SAST SA Small Cap Index Portfolio Class 3	20,974	8.80	8.83	185,063	0.97	1.30	1.55	-13.25	-13.03
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	65,641	9.57	9.59	629,258	1.40	1.15	1.30	-6.96	-6.81
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	2,194,174	11.28	11.45	25,024,929	2.81	1.15	1.65	-8.63	-8.17
SAST SA Templeton Foreign Value Portfolio Class 3	55,686	9.50	10.40	559,006	4.99	1.15	1.90	-17.94	-17.32
SAST SA VCP Dynamic Allocation Portfolio Class 3	4,775,221	12.66	13.34	63,086,048	4.04	1.15	1.90	-8.59	-7.89
SAST SA VCP Dynamic Strategy Portfolio Class 3	4,165,149	12.42	13.05	53,850,121	4.23	1.15	1.90	-8.94	-8.25
SAST SA VCP Index Allocation Portfolio Class 3	815,049	9.47	9.51	7,745,940	4.93	1.15	1.55	-8.86	-8.49
SAST SA WellsCap Aggressive Growth Portfolio Class 3	14,942	15.21	16.11	230,325	0.00	1.15	1.55	-8.46	-8.09
T Rowe Price Retirement 2015 Advisor Class	9,280,225	1.10	1.13	10,207,156	2.19	0.40	1.00	-5.34	-4.77
T Rowe Price Retirement 2020 Advisor Class	25,200,911	1.12	1.14	28,121,762	2.07	0.40	1.00	-6.15	-5.58
T Rowe Price Retirement 2025 Advisor Class	26,008,930	1.13	1.16	29,395,881	2.01	0.40	1.00	-6.77	-6.20
T Rowe Price Retirement 2030 Advisor Class	25,988,743	1.14	1.17	29,664,948	1.76	0.40	1.00	-7.47	-6.91
T Rowe Price Retirement 2035 Advisor Class	20,055,154	1.15	1.18	23,032,564	1.53	0.40	1.00	-8.10	-7.55
T Rowe Price Retirement 2040 Advisor Class	19,993,530	1.15	1.18	23,088,440	1.41	0.40	1.00	-8.42	-7.87
T Rowe Price Retirement 2045 Advisor Class	13,405,587	1.15	1.18	15,509,429	1.36	0.40	1.00	-8.70	-8.15
T Rowe Price Retirement 2050 Advisor Class	11,694,837	1.15	1.18	13,517,528	1.36	0.40	1.00	-8.76	-8.21
T Rowe Price Retirement 2055 Advisor Class	5,005,564	1.15	1.18	5,783,592	1.31	0.40	1.00	-8.79	-8.23
T Rowe Price Retirement 2060 Advisor Class	2,949,718	1.15	1.18	3,410,133	1.31	0.40	1.00	-8.77	-8.22
VALIC Company I Asset Allocation Fund	18,369,939	1.33	1.57	143,374,206	1.64	0.40	1.85	-10.70	-9.38
VALIC Company I Blue Chip Growth Fund	265,270,445	1.44	2.48	680,266,252	0.06	0.00	1.85	0.09	1.97
VALIC Company I Capital Conservation Fund	41,178,080	1.06	1.37	151,892,365	2.04	0.40	1.85	-2.93	-1.50
VALIC Company I Core Equity Fund	53,956,824	1.70	1.84	219,365,992	1.16	0.40	1.85	-8.47	-7.13
VALIC Company I Dividend Value Fund	220,684,362	1.70	1.86	711,029,184	1.91	0.40	1.85	-10.67	-9.35
VALIC Company I Dynamic Allocation Fund	162,080,959	1.22	1.34	208,197,000	1.36	0.40	1.85	-8.64	-7.30
VALIC Company I Emerging Economies Fund	676,229,784	0.70	0.89	633,817,185	1.58	0.40	1.85	-20.82	-19.65
VALIC Company I Global Real Estate Fund	225,115,274	1.33	1.49	317,471,945	3.81	0.40	1.85	-7.75	-6.40
VALIC Company I Global Strategy Fund	171,661,237	1.27	1.49	331,626,256	0.00	0.40	1.85	-9.98	-8.66
VALIC Company I Government Money Market I Fund	165,491,511	0.88	1.00	326,741,596	1.28	0.40	1.85	-0.55	0.91

50

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2018			For the Year Ended December 31 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company I Government Securities Fund	29,661,020	1.04	1.30	101,875,427	2.69	0.40	1.85	-1.34	0.11
VALIC Company I Growth & Income Fund	24,676,192	1.64	1.79	105,507,598	0.97	0.40	1.85	-7.52	-6.17
VALIC Company I Growth Fund	506,233,283	1.96	2.08	1,130,204,874	0.58	0.40	1.85	-4.56	-3.16
VALIC Company I Health Sciences Fund	137,982,912	3.24	3.82	706,850,292	0.00	0.40	1.85	-0.90	0.56
VALIC Company I Inflation Protected Fund	459,866,794	1.01	1.03	595,375,939	1.70	0.00	1.85	-4.03	-2.22
VALIC Company I International Equities Index Fund	478,200,717	0.87	1.06	911,617,487	2.19	0.40	1.85	-15.33	-14.09
VALIC Company I International Government Bond Fund	41,596,081	0.98	1.31	124,581,902	1.05	0.40	1.85	-4.90	-3.50
VALIC Company I International Growth Fund	128,742,665	1.14	1.24	391,328,381	1.36	0.40	1.85	-9.81	-8.49
VALIC Company I International Socially Responsible Fund	52,724,451	1.45	1.58	334,161,388	1.83	0.40	1.85	-10.14	-8.82
VALIC Company I International Value Fund	507,208,049	0.89	0.99	618,032,802	2.10	0.00	1.85	-19.33	-17.81
VALIC Company I Large Cap Core Fund	50,661,879	1.94	2.21	130,684,233	1.08	0.40	1.85	-10.43	-9.11
VALIC Company I Large Capital Growth Fund	177,173,043	1.83	1.84	399,163,790	0.62	0.40	1.85	-1.14	0.31
VALIC Company I Mid Cap Index Fund	144,874,750	1.75	2.02	2,818,657,192	1.15	0.40	1.85	-13.07	-11.79
VALIC Company I Mid Cap Strategic Growth Fund	97,574,698	1.61	1.66	239,948,647	0.09	0.40	1.85	-6.48	-5.11
VALIC Company I Nasdaq-100 Index Fund	230,853,988	2.60	2.87	393,926,607	0.53	0.40	1.85	-2.46	-1.03
VALIC Company I Science & Technology Fund	162,973,839	2.39	2.68	1,141,701,306	0.00	0.40	1.85	-3.30	-1.88
VALIC Company I Small Cap Aggressive Growth Fund	49,862,408	1.91	2.28	133,397,123	0.00	0.40	1.85	-10.05	-8.72
VALIC Company I Small Cap Fund	50,949,880	1.68	1.87	262,683,184	0.28	0.40	1.85	-9.48	-8.15
VALIC Company I Small Cap Index Fund	154,248,615	1.64	1.79	1,010,809,213	1.03	0.40	1.85	-12.86	-11.58
VALIC Company I Small Cap Special Values Fund	103,110,708	1.67	1.75	191,951,271	1.32	0.40	1.85	-15.26	-14.02
VALIC Company I Small Mid Growth Fund	53,515,518	1.66	1.79	100,972,252	0.00	0.40	1.85	-7.04	-5.68
VALIC Company I Stock Index Fund	399,373,399	1.98	93.84	4,113,334,178	1.71	0.33	1.85	-6.47	-5.03
VALIC Company I Systematic Value Fund	21,004,389		1.72	41,119,804	1.74	0.40	1.85	-13.04	-11.76
VALIC Company I Value Fund	32,021,641	1.51	1.64	71,085,760	1.65	0.40	1.85	-11.54	-10.24
VALIC Company II Aggressive Growth Lifestyle Fund	170,804,741	1.47	1.57	528,906,779	1.43	0.15	1.60	-10.06	-8.73
VALIC Company II Capital Appreciation Fund	19,162,320	1.88	2.03	41,217,310	0.45	0.15	1.60	-0.58	0.88
VALIC Company II Conservative Growth Lifestyle Fund	109,128,260	1.26	1.54	304,391,472	2.36	0.15	1.60	-7.55	-6.20
VALIC Company II Core Bond Fund	625,807,737	1.04	1.10	1,259,956,150	2.24	0.00	1.60	-3.60	-2.04
VALIC Company II Government Money Market II Fund	95,047,022	0.89	1.03	116,835,546	1.29	0.15	1.60	-0.34	1.12
VALIC Company II High Yield Bond Fund	159,619,662	1.28	1.58	437,180,562	5.60	0.15	1.60	-4.77	-3.38
VALIC Company II International Opportunities Fund	201,525,007	1.08	1.23	500,316,490	0.90	0.15	1.60	-18.82	-17.62
VALIC Company II Large Cap Value Fund	49,226,087	1.49	1.74	156,170,477	1.24	0.15	1.60	-11.56	-10.26
VALIC Company II Mid Cap Growth Fund	75,450,644		1.57	176,632,948	0.12	0.15	1.60	-8.89	-7.55
VALIC Company II Mid Cap Value Fund	113,038,656	1.53	1.63	617,783,072	0.46	0.15	1.60	-16.38	-15.15
VALIC Company II Moderate Growth Lifestyle Fund	273,159,524	1.40	1.62	853,639,488	1.63	0.15	1.60	-8.48	-7.14
VALIC Company II Small Cap Growth Fund	38,452,313	2.01	2.15	143,333,664	0.00	0.15	1.60	-6.18	-4.80
VALIC Company II Small Cap Value Fund	86,223,508	1.45	1.63	323,563,038	0.87	0.15	1.60	-16.92	-15.70
VALIC Company II Strategic Bond Fund	211,254,188	1.18	1.57	604,319,072	3.59	0.15	1.60	-5.08	-3.68
VALIC Company II U.S. Socially Responsible Fund	205,040,616	1.24	2.06	627,053,917	1.69	0.00	1.60	-6.72	-5.20
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	41,125,525	1.25	1.42	88,193,095	2.60	0.65	2.10	-4.98	-3.59
Vanguard LifeStrategy Growth Fund Investor Shares	94,046,683	1.45	1.46	230,105,943	2.37	0.65	2.10	-8.85	-7.51
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	99,419,127	1.36	1.46	233,716,151	2.48	0.65	2.10	-6.90	-5.53
Vanguard Long-Term Investment-Grade Fund Investor Shares	60,322,265	1.39	1.92	213,663,752	4.19	0.40	1.85	-7.68	-6.32
Vanguard Long-Term Treasury Fund Investor Shares	56,477,321	1.33	1.81	193,883,284	2.75	0.40	1.85	-3.71	-2.29
Vanguard Wellington Fund Investor Shares	400,037,303	1.20	1.60	1,769,540,521	2.71	0.00	2.10	-5.44	-3.42
Vanguard Windsor II Fund Investor Shares	361,271,823	1.57	1.73	1,473,470,129	2.18	0.65	2.10	-10.49	-9.18

		December 31, 2017			For the Year Ended December 31 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Beacon Bridgeway Large Cap Growth Fund Investor Class	65,555,598		1.01	66,441,706	0.00	0.40	1.85	1.33	1.38
American Beacon Holland Large Cap Growth Fund Investor Class	30,239	1.32	2.27	78,594	0.07	0.80	1.00	21.60	25.49
AST SA BlackRock Multi-Asset Income Portfolio Class 3	38,503	11.74	11.96	457,385	3.02	1.15	1.55	4.52	19.61
AST SA PGI Asset Allocation Portfolio Class 3	1,804		18.36	33,128	2.38		1.30		12.01
AST SA Wellington Capital Appreciation Portfolio Class 3	36,697	29.04	31.04	1,128,049	0.00	1.30	1.90	29.96	30.74
AST SA Wellington Government and Quality Bond Portfolio Class 3	177,337	11.46	12.71	2,195,706	1.53	1.15	1.90	-0.01	27.13
AST SA Wellington Growth Portfolio Class 3	331		18.52	6,122	0.72		1.55		17.65
AST SA Wellington Natural Resources Portfolio Class 3	2,950	9.30	9.52	27,938	2.85	1.30	1.55	13.01	13.30
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	14,929	11.32	11.38	169,675	0.12	1.15	1.55	14.28	14.74
Ariel Appreciation Fund Investor Class	98,592,900	1.87	2.20	371,011,142	0.76	0.40	1.85	13.00	14.64
Ariel Fund Investor Class	113,721,677	1.93	2.09	446,661,921	0.68	0.40	1.85	13.77	15.42
FTVIP Franklin Allocation VIP Fund Class 2	283		14.55	4,124	2.62		1.30		10.54

51

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2017			For the Year Ended December 31 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
FTVIP Franklin Income VIP Fund Class 2	52,202	14.81	15.34	739,389	4.10	1.30	1.65	8.26	10.69
Goldman Sachs VIT Government Money Market Fund Service Class	25,497	9.80	9.86	250,713	0.79	1.15	1.55	-1.37	-1.03
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	301,492,189	0.64	0.70	202,795,328	0.03	0.40	1.85	2.97	4.47
Invesco V.I. Comstock Fund Series II	59,903	18.26	19.39	1,148,183	2.04	1.30	1.90	15.37	16.06
Invesco V.I. Growth and Income Fund Series II	67,621	18.50	19.65	1,314,135	1.36	1.30	1.90	11.90	12.57
Lord Abbett Growth and Income Portfolio Class VC	8,155	16.28	16.63	124,750	1.46	1.30	1.55	15.06	15.41
SST SA Allocation Balanced Portfolio Class 3	66,966	15.39	16.11	1,048,256	2.14	1.15	1.55	3.00	8.83
SST SA Allocation Growth Portfolio Class 3	86,388	17.05	17.88	1,502,872	1.24	1.15	1.55	6.88	16.02
SST SA Allocation Moderate Growth Portfolio Class 3	88,920	15.81	16.80	1,439,760	1.66	1.15	1.65	6.06	13.27
SST SA Allocation Moderate Portfolio Class 3	136,804	15.88	16.66	2,211,165	2.00	1.15	1.55	5.07	11.55
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	41,090	12.13	12.19	500,336	1.48	1.15	1.55	17.65	18.12
SST SA Wellington Real Return Portfolio Class 3	102,432	10.98	11.84	1,180,311	2.81	1.15	1.90	0.02	18.42
SAST SA AB Growth Portfolio Class 3	13,868	24.72	25.65	355,077	0.00	1.30	1.65	29.52	29.97
SAST SA AB Small & Mid Cap Value Portfolio Class 3	25,769	22.56	24.50	613,193	0.12	1.15	1.90	4.05	10.68
SAST SA American Funds Asset Allocation Portfolio Class 3	653,413	17.48	31.76	11,879,037	0.91	1.15	1.65	7.76	14.00
SAST SA American Funds Global Growth Portfolio Class 3	44,254	19.98	21.73	933,189	0.99	1.15	1.90	4.83	28.64
SAST SA American Funds Growth Portfolio Class 3	42,455	20.74	22.51	928,454	0.44	1.15	1.90	2.26	25.54
SAST SA American Funds Growth-Income Portfolio Class 3	86,728	19.47	20.58	1,738,836	1.70	1.15	1.65	3.08	20.04
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	2,576,285	13.81	14.17	36,220,476	0.82	1.15	1.65	5.54	12.59
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	1,843,729	11.43	11.54	21,210,431	0.01	1.15	1.65	10.21	10.76
SAST SA Boston Company Capital Growth Portfolio Class 3	29,288	17.44	18.60	538,798	0.09	1.30	1.90	21.17	21.89
SAST SA Columbia Technology Portfolio Class 3	7,031	27.02	27.63	190,104	0.00	1.15	1.30	-3.88	33.11
SAST SA DFA Ultra Short Bond Portfolio Class 3	56,923	8.59	9.10	505,905	0.03	1.15	1.65	-9.04	-1.18
SAST SA Dogs of Wall Street Portfolio Class 3	74,886	24.47	26.08	1,938,614	2.25	1.30	1.90	16.30	17.00
SAST SA Federated Corporate Bond Portfolio Class 3	176,949	16.11	18.13	3,117,512	4.51	1.15	1.90	1.06	6.05
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	7,236	12.85	13.13	94,373	2.68	1.30	1.55	3.51	3.77
SAST SA Fixed Income Index Portfolio Class 3	4,255		10.02	42,630	0.00	1.15	1.30	0.16	0.20
SAST SA Franklin Small Company Value Portfolio Class 3	16,956	18.51	20.10	330,857	0.39	1.15	1.90	1.81	7.49
SAST SA Goldman Sachs Global Bond Portfolio Class 3	123,240	12.02	12.94	1,552,906	2.98	1.15	1.90	3.21	29.41
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	1,461		10.30	15,048	0.00		1.15		2.99
SAST SA Index Allocation 60-40 Portfolio Class 3	39,466	10.97	11.01	433,934	0.45	1.15	1.55	9.67	10.06
SAST SA Index Allocation 80-20 Portfolio Class 3	142,179	11.27	11.31	1,606,337	0.97	1.15	1.55	12.69	13.09
SAST SA Index Allocation 90-10 Portfolio Class 3	563,893	11.44	11.48	6,466,080	1.02	1.15	1.55	14.37	14.78
SAST SA International Index Portfolio Class 3	880		10.34	9,104	0.00		1.30		3.44
SAST SA Invesco Growth Opportunities Portfolio Class 3	2,940	22.12	22.63	65,349	0.00	1.15	1.30	3.18	22.94
SAST SA Invesco VCP Equity-Income Portfolio Class 3	1,291,189	13.22	13.47	17,272,557	0.98	1.15	1.55	8.30	34.68
SAST SA Janus Focused Growth Portfolio Class 3	17,257	19.17	20.43	348,761	0.00	1.30	1.90	27.39	28.16
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	59,487	17.91	18.69	1,092,156	1.50	1.15	1.55	2.94	12.52
SAST SA JPMorgan Emerging Markets Portfolio Class 3	20,297	12.93	13.77	277,098	1.88	1.30	1.90	39.26	40.10
SAST SA JPMorgan Equity-Income Portfolio Class 3	67,111	18.96	20.68	1,335,206	2.04	1.15	1.90	6.77	15.78
SAST SA JPMorgan Global Equities Portfolio Class 3	319		15.61	4,978	2.18		1.30		22.43
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	240,116	13.36	14.66	3,404,288	2.39	1.15	1.90	0.51	2.27
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	6,478	24.37	25.76	160,286	0.00	1.15	1.65	2.07	27.21
SAST SA Large Cap Index Portfolio Class 3	347		10.49	3,642	0.00		1.30		4.87
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	44,911	18.15	19.26	855,318	1.58	1.30	1.90	18.02	18.72
SAST SA Legg Mason Tactical Opportunities Class 3	2,755		10.29	28,331	0.14		1.15		2.85
SAST SA MFS Blue Chip Growth Portfolio Class 3	32,737	20.03	21.93	693,096	0.49	1.15	1.90	7.08	24.34
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	59,144	20.52	21.93	1,281,620	0.84	1.30	1.90	20.80	21.52
SAST SA MFS Telecom Utility Portfolio Class 3	1,893		19.46	36,825	2.42		1.30		13.24
SAST SA MFS Total Return Portfolio Class 3	41,469	16.92	17.32	703,882	2.65	1.15	1.30	4.92	10.50
SAST SA Mid Cap Index Portfolio Class 3	2,178		10.45	22,760	0.00		1.30		4.50
SAST SA Morgan Stanley International Equities Portfolio Class 3	58,849	11.52	12.26	714,257	1.00	1.30	1.90	22.40	23.13
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	53,832	18.75	20.42	1,066,784	0.85	1.15	1.90	3.45	14.39
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	1,633,718	12.83	13.13	21,292,596	0.19	1.15	1.65	14.29	31.28
SAST SA PineBridge High-Yield Bond Portfolio Class 3	39,223	15.18	16.63	630,137	7.36	1.15	1.90	-0.07	10.84
SAST SA Putnam International Growth and Income Portfolio Class 3	12,185	10.27	10.65	128,806	1.35	1.30	1.65	22.16	22.58
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,099,143	12.05	12.14	13,307,811	0.00	1.15	1.55	11.36	11.80
SAST SA Small Cap Index Portfolio Class 3	717		10.15	7,283	0.00		1.30		1.53
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	2,485		10.29	25,568	0.26		1.30		2.88
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	1,632,204	12.34	12.46	20,286,212	0.04	1.15	1.65	16.96	17.55
SAST SA Templeton Foreign Value Portfolio Class 3	44,335	11.58	12.57	539,649	2.68	1.15	1.90	19.18	25.74
SAST SA VCP Dynamic Allocation Portfolio Class 3	4,224,848	13.85	14.48	60,636,054	1.17	1.15	1.90	10.94	17.70
SAST SA VCP Dynamic Strategy Portfolio Class 3	3,596,318	13.64	14.22	50,719,252	1.14	1.15	1.90	8.32	27.28
SAST SA VCP Index Allocation Portfolio Class 3	31,649		10.39	328,875	0.32	1.15	1.30	3.91	3.95
SAST SA WellsCap Aggressive Growth Portfolio Class 3	5,754	16.61	17.53	96,543	0.00	1.15	1.55	8.32	27.28
T Rowe Price Retirement 2015 Advisor Class	6,941,929	1.16	1.18	8,061,513	1.80	0.40	1.00	11.99	12.66

52

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2017			For the Year Ended December 31 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
T Rowe Price Retirement 2020 Advisor Class	18,329,571	1.19	1.21	21,791,463	1.86	0.40	1.00	14.35	15.04
T Rowe Price Retirement 2025 Advisor Class	16,182,459	1.21	1.23	19,613,699	1.75	0.40	1.00	16.21	16.91
T Rowe Price Retirement 2030 Advisor Class	18,009,073	1.23	1.25	22,212,775	1.66	0.40	1.00	17.97	18.68
T Rowe Price Retirement 2035 Advisor Class	14,111,849	1.25	1.27	17,629,572	1.59	0.40	1.00	19.40	20.12
T Rowe Price Retirement 2040 Advisor Class	13,688,485	1.26	1.28	17,255,687	1.41	0.40	1.00	20.47	21.20
T Rowe Price Retirement 2045 Advisor Class	8,755,032	1.27	1.29	11,088,785	1.41	0.40	1.00	20.86	21.59
T Rowe Price Retirement 2050 Advisor Class	6,781,366	1.27	1.29	8,588,190	1.54	0.40	1.00	20.88	21.60
T Rowe Price Retirement 2055 Advisor Class	3,136,305	1.26	1.29	3,969,530	1.61	0.40	1.00	20.85	21.58
T Rowe Price Retirement 2060 Advisor Class	1,630,664		1.27	2,065,199	1.52	0.80	1.00	20.13	20.85
VALIC Company I Asset Allocation Fund	19,687,755	1.49	1.74	169,985,814	2.26	0.40	1.85	11.18	12.80
VALIC Company I Blue Chip Growth Fund	268,377,083	1.41	2.48	677,387,157	0.00	0.00	1.85	33.72	36.21
VALIC Company I Capital Conservation Fund	41,760,249	1.09	1.39	157,163,167	2.21	0.40	1.85	1.62	3.10
VALIC Company I Core Equity Fund	59,147,729	1.84	2.01	260,339,105	1.06	0.40	1.85	18.82	20.55
VALIC Company I Dividend Value Fund	211,950,225	1.87	2.08	749,009,037	1.85	0.40	1.85	15.91	17.60
VALIC Company I Dynamic Allocation Fund	184,019,647	1.34	1.44	256,696,371	1.84	0.40	1.85	17.98	19.74
VALIC Company I Emerging Economies Fund	705,849,703	0.87	1.12	827,618,593	1.38	0.40	1.85	38.69	40.70
VALIC Company I Global Real Estate Fund	202,170,993	1.44	1.60	305,291,918	4.25	0.40	1.85	11.76	13.39
VALIC Company I Global Strategy Fund	189,404,761	1.41	1.63	402,925,907	0.95	0.40	1.85	11.48	13.10
VALIC Company I Government Money Market I Fund	151,958,592	0.88	1.00	298,449,002	0.37	0.40	1.85	-1.46	-0.02
VALIC Company I Government Securities Fund	29,772,524	1.05	1.30	103,623,831	2.41	0.40	1.85	0.17	1.63
VALIC Company I Growth & Income Fund	27,155,285	1.75	1.94	122,471,889	1.13	0.40	1.85	18.85	20.58
VALIC Company I Growth Fund	500,617,337	2.05	2.14	1,156,870,571	0.73	0.40	1.85	27.86	29.72
VALIC Company I Health Sciences Fund	147,159,519	3.27	3.80	753,751,250	0.00	0.40	1.85	25.33	27.15
VALIC Company I Inflation Protected Fund	356,598,447	1.05	1.06	475,521,264	0.24	0.00	1.85	2.94	4.86
VALIC Company I International Equities Index Fund	592,146,213	1.02	1.25	1,314,892,996	2.33	0.40	1.85	22.08	23.86
VALIC Company I International Government Bond Fund	56,030,138	1.03	1.36	175,219,643	0.00	0.40	1.85	6.13	7.67
VALIC Company I International Growth Fund	128,589,034	1.24	1.37	429,090,653	1.41	0.40	1.85	25.30	27.12
VALIC Company I International Socially Responsible Fund	62,001,730	1.59	1.76	438,775,790	1.65	0.40	1.85	20.47	22.22
VALIC Company I International Value Fund	557,899,484	1.08	1.23	835,931,366	1.87	0.00	1.85	14.86	17.00
VALIC Company I Large Cap Core Fund	56,932,870	2.16	2.43	162,489,954	0.94	0.40	1.85	19.22	20.95
VALIC Company I Large Capital Growth Fund	192,008,244	1.83	1.86	433,864,557	0.69	0.40	1.85	26.20	28.03
VALIC Company I Mid Cap Index Fund	151,102,680	2.01	2.29	3,368,306,160	1.18	0.40	1.85	13.79	15.45
VALIC Company I Mid Cap Strategic Growth Fund	102,563,019	1.73	1.74	267,375,959	0.00	0.40	1.85	23.97	25.78
VALIC Company I Nasdaq-100 Index Fund	233,595,865	2.66	2.90	405,176,660	0.67	0.40	1.85	29.87	31.76
VALIC Company I Science & Technology Fund	171,772,064	2.47	2.73	1,235,770,150	0.00	0.40	1.85	38.74	40.75
VALIC Company I Small Cap Aggressive Growth Fund	46,038,834	2.13	2.50	135,783,972	0.00	0.40	1.85	35.36	37.33
VALIC Company I Small Cap Fund	56,550,062	1.86	2.04	319,532,678	0.29	0.40	1.85	12.62	14.26
VALIC Company I Small Cap Index Fund	150,551,361	1.88	2.02	1,116,403,270	1.05	0.40	1.85	12.29	13.92
VALIC Company I Small Cap Special Values Fund	108,543,231	1.97	2.26	235,467,713	1.00	0.60	1.85	9.22	10.58
VALIC Company I Small Mid Growth Fund	57,916,161	1.79	1.90	116,510,136	0.00	0.40	1.85	25.43	27.25
VALIC Company I Stock Index Fund	420,173,995	2.12	98.82	4,581,664,951	1.48	0.33	1.85	19.20	21.02
VALIC Company I Systematic Value Fund	23,917,635	1.94	1.98	53,146,967	1.37	0.40	1.85	15.98	17.67
VALIC Company I Value Fund	36,999,386	1.69	1.86	92,102,037	1.70	0.40	1.85	13.23	14.88
VALIC Company II Aggressive Growth Lifestyle Fund	175,049,393	1.64	1.73	597,400,403	1.79	0.15	1.60	14.42	16.09
VALIC Company II Capital Appreciation Fund	19,345,424	1.86	2.04	41,498,943	0.47	0.15	1.60	21.78	23.55
VALIC Company II Conservative Growth Lifestyle Fund	113,512,838	1.36	3.23	339,604,862	2.57	0.35	1.60	8.50	9.86
VALIC Company II Core Bond Fund	497,723,255	1.07	1.14	1,023,246,404	2.46	0.00	1.60	2.95	4.60
VALIC Company II Government Money Market II Fund	101,543,860	0.90	1.02	123,795,829	0.33	0.15	1.60	-1.26	0.18
VALIC Company II High Yield Bond Fund	173,436,602	1.35	1.64	495,903,122	4.63	0.15	1.60	6.20	7.75
VALIC Company II International Opportunities Fund	225,444,336	1.32	1.51	684,261,194	1.31	0.15	1.60	37.15	39.15
VALIC Company II Large Cap Value Fund	57,219,062	1.66	1.96	203,476,187	1.32	0.15	1.60	13.23	14.88
VALIC Company II Mid Cap Growth Fund	54,538,747	1.70	1.73	136,586,222	0.00	0.15	1.60	29.51	31.40
VALIC Company II Mid Cap Value Fund	134,638,078	1.83	1.92	876,439,667	0.57	0.15	1.60	12.66	14.30
VALIC Company II Moderate Growth Lifestyle Fund	273,875,279	1.53	1.74	927,236,654	2.12	0.15	1.60	11.81	13.44
VALIC Company II Small Cap Growth Fund	32,109,839	2.14	2.26	126,112,240	0.00	0.15	1.60	39.22	41.25
VALIC Company II Small Cap Value Fund	96,767,255	1.74	1.93	433,221,890	0.86	0.15	1.60	3.28	4.78
VALIC Company II Strategic Bond Fund	206,604,694	1.24	1.63	612,659,053	3.64	0.15	1.60	5.12	6.65
VALIC Company II U.S. Socially Responsible Fund	239,129,520	1.31	2.20	779,504,963	1.36	0.00	1.60	18.75	20.65
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	41,049,609	1.31	1.47	91,831,292	2.23	0.65	2.10	8.68	10.27
Vanguard LifeStrategy Growth Fund Investor Shares	94,056,973	1.60	2.86	250,146,680	2.22	0.85	2.10	16.74	18.21
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	101,919,583	1.46	1.54	255,132,358	2.24	0.65	2.10	12.66	14.30
Vanguard Long-Term Investment-Grade Fund Investor Shares	76,473,321	1.51	2.05	290,216,586	3.61	0.40	1.85	9.88	11.48
Vanguard Long-Term Treasury Fund Investor Shares	62,988,883	1.39	1.85	222,624,818	2.66	0.40	1.85	6.60	8.15
Vanguard Wellington Fund Investor Shares	426,658,543	1.24	1.69	1,988,511,026	2.48	0.00	2.10	12.35	14.72
Vanguard Windsor II Fund Investor Shares	397,426,878	1.73	1.93	1,798,668,358	1.97	0.65	2.10	14.36	16.03

53

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2016			For the Year Ended December 31 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Beacon Holland Large Cap Growth Fund Investor Class	32,266,230	1.59	1.87	57,402,067	0.00	0.60	1.85	0.01	1.27
AST SA BlackRock Multi-Asset Income Portfolio Class 3	8,433		11.34	95,603	3.28		1.30		4.90
AST SA Wellington Capital Appreciation Portfolio Class 3	36,912	22.35	23.74	868,788	0.00	1.30	1.90	-0.18	0.42
AST SA Wellington Government and Quality Bond Portfolio Class 3	117,329	11.61	12.25	1,428,187	1.26	1.30	1.90	-2.67	-0.09
AST SA Wellington Natural Resources Portfolio Class 3	1,604		8.40	13,477	3.61		1.30		27.97
Ariel Appreciation Fund Investor Class	125,520,695	1.65	1.92	415,560,302	0.67	0.40	1.85	10.60	12.22
Ariel Fund Investor Class	127,747,087	1.70	1.81	438,241,476	0.29	0.40	1.85	13.45	15.10
FTVIP Franklin Allocation VIP Fund Class 2	266		13.16	3,499	3.54		1.30		11.72
FTVIP Franklin Income VIP Fund Class 2	46,142	13.38	14.17	645,658	5.09	1.30	1.90	11.88	12.55
Goldman Sachs VIT Government Money Market Fund Service Class	17,691	9.90	9.92	175,364	0.04	1.30	1.55	-1.00	-0.84
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	301,402,901	0.62	0.66	195,116,290	2.36	0.60	1.85	9.91	11.29
Invesco V.I. Comstock Fund Series II	56,339	15.82	16.70	931,540	1.47	1.30	1.90	14.79	15.48
Invesco V.I. Growth and Income Fund Series II	62,992	16.53	17.46	1,088,719	0.99	1.30	1.90	17.19	17.89
Lord Abbett Growth and Income Portfolio Class VC	6,154	14.58	14.86	91,268	2.67	1.30	1.55	15.32	15.61
SST SA Allocation Balanced Portfolio Class 3	34,416	14.14	14.40	491,121	1.74	1.30	1.55	3.62	3.88
SST SA Allocation Growth Portfolio Class 3	33,942	14.70	14.98	506,053	2.31	1.30	1.55	4.12	4.38
SST SA Allocation Moderate Growth Portfolio Class 3	52,648	13.96	14.39	739,763	1.76	1.30	1.65	3.93	4.29
SST SA Allocation Moderate Portfolio Class 3	56,236	14.24	14.49	803,369	1.87	1.30	1.55	3.95	4.21
SST SA Wellington Real Return Portfolio Class 3	45,485	10.98	11.46	515,635	0.00	1.30	1.90	1.75	2.36
SAST SA AB Growth Portfolio Class 3	11,303	19.08	19.74	222,745	0.00	1.30	1.65	0.88	1.24
SAST SA AB Small & Mid Cap Value Portfolio Class 3	16,090	20.38	21.51	342,554	0.17	1.30	1.90	22.31	23.04
SAST SA American Funds Asset Allocation Portfolio Class 3	180,815	14.96	15.81	2,808,498	2.14	1.30	1.90	7.69	7.77
SAST SA American Funds Global Growth Portfolio Class 3	37,883	15.53	16.41	617,828	2.01	1.30	1.90	-1.54	-0.95
SAST SA American Funds Growth Portfolio Class 3	30,147	16.52	17.43	520,813	0.35	1.30	1.90	7.13	7.77
SAST SA American Funds Growth-Income Portfolio Class 3	58,048	16.22	16.70	967,240	1.43	1.30	1.65	9.39	9.78
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	1,625,830	12.27	12.44	20,214,005	0.77	1.30	1.65	5.26	5.62
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	1,113,436	10.37	10.40	11,580,535	0.06	1.30	1.65	3.67	4.01
SAST SA Boston Company Capital Growth Portfolio Class 3	27,812	14.39	15.26	420,253	0.00	1.30	1.90	0.18	0.78
SAST SA Columbia Technology Portfolio Class 3	3,283	19.91	20.30	66,469	0.00	1.30	1.55	14.75	15.04
SAST SA DFA Ultra Short Bond Portfolio Class 3	22,197	8.69	8.96	209,131	0.00	1.30	1.65	-1.97	-1.63
SAST SA Dogs of Wall Street Portfolio Class 3	59,711	21.04	22.29	1,320,918	1.98	1.30	1.90	15.43	16.12
SAST SA Federated Corporate Bond Portfolio Class 3	126,890	15.97	16.88	2,115,527	3.91	1.30	1.90	4.29	7.08
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	4,272	12.41	12.65	53,937	2.05	1.30	1.55	6.70	6.96
SAST SA Franklin Small Company Value Portfolio Class 3	14,310	17.22	18.16	257,984	0.47	1.30	1.90	28.11	28.88
SAST SA Goldman Sachs Global Bond Portfolio Class 3	78,294	11.40	12.02	938,530	0.08	1.30	1.90	-0.95	-0.25
SAST SA Invesco Growth Opportunities Portfolio Class 3	1,591		17.99	28,621	0.00		1.30		2.32
SAST SA Invesco VCP Equity-Income Portfolio Class 3	802,230	12.21	12.32	9,879,362	0.66	1.30	1.55	8.16	8.43
SAST SA Janus Focused Growth Portfolio Class 3	16,283	15.05	15.94	256,997	0.00	1.30	1.90	-3.54	-2.96
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	36,719	15.92	16.24	595,830	1.88	1.30	1.55	5.26	5.52
SAST SA JPMorgan Emerging Markets Portfolio Class 3	19,458	9.28	9.83	189,777	1.89	1.30	1.90	8.36	9.01
SAST SA JPMorgan Equity-Income Portfolio Class 3	62,380	16.38	17.23	1,066,113	1.95	1.30	1.90	13.10	13.78
SAST SA JPMorgan Global Equities Portfolio Class 3	141		12.75	1,800	0.61		1.30		4.04
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	150,574	11.65	13.90	2,067,602	1.99	1.30	1.90	1.18	1.79
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	3,481	19.16	19.73	67,576	0.00	1.30	1.65	-1.68	-1.34
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	39,617	15.38	16.23	636,897	0.71	1.30	1.90	12.17	12.84
SAST SA MFS Blue Chip Growth Portfolio Class 3	30,624	16.11	17.05	518,139	0.45	1.30	1.90	4.09	4.72
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	54,991	16.99	18.04	981,427	0.73	1.30	1.90	6.33	6.97
SAST SA MFS Telecom Utility Portfolio Class 3	2,333	16.74	17.18	39,868	4.37	1.30	1.55	8.60	8.87
SAST SA MFS Total Return Portfolio Class 3	29,294	15.02	15.32	480,060	2.72	1.30	1.55	7.13	7.40
SAST SA Morgan Stanley International Equities Portfolio Class 3	51,515	9.41	9.96	508,712	1.08	1.30	1.90	-4.04	-3.46
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	51,588	16.39	17.33	889,133	0.57	1.30	1.90	9.29	9.95
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	1,270,952	11.22	11.37	14,441,076	0.00	1.30	1.65	5.04	5.40
SAST SA PineBridge High-Yield Bond Portfolio Class 3	22,591	14.13	15.01	330,929	8.15	1.30	1.90	13.00	16.44
SAST SA Putnam International Growth and Income Portfolio Class 3	10,671	8.41	8.69	91,918	0.71	1.30	1.65	-0.40	-0.05
SAST SA Schroders VCP Global Allocation Portfolio Class 3	553,684	10.82	10.84	6,003,699	0.00	1.30	1.55	8.19	8.45
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	890,030	10.55	10.59	9,423,063	0.34	1.30	1.65	6.72	6.82
SAST SA Templeton Foreign Value Portfolio Class 3	40,197	9.72	10.24	408,274	1.91	1.30	1.90	-0.74	-0.15
SAST SA VCP Dynamic Allocation Portfolio Class 3	3,549,403	11.77	12.12	43,002,007	1.75	1.30	1.90	2.55	3.16
SAST SA VCP Dynamic Strategy Portfolio Class 3	2,976,061	11.75	12.07	35,910,454	1.67	1.30	1.90	3.18	3.80
SAST SA WellsCap Aggressive Growth Portfolio Class 3	5,710	13.05	13.34	74,893	0.00	1.30	1.55	5.47	5.73
T Rowe Price Retirement 2015 Advisor Class	5,704,323	1.04	1.05	5,915,079	2.31	0.40	1.00	5.97	6.61
T Rowe Price Retirement 2020 Advisor Class	13,032,049	1.04	1.05	13,544,551	2.00	0.40	1.00	6.09	6.72
T Rowe Price Retirement 2025 Advisor Class	9,816,678	1.04	1.05	10,232,738	1.84	0.40	1.00	6.18	6.82
T Rowe Price Retirement 2030 Advisor Class	9,928,524	1.04	1.06	10,376,356	1.78	0.40	1.00	6.35	6.99
T Rowe Price Retirement 2035 Advisor Class	7,748,441		1.05	8,104,234	1.68	0.60	1.00	6.29	6.71
T Rowe Price Retirement 2040 Advisor Class	7,310,704	1.05	1.06	7,646,811	1.46	0.40	1.00	6.27	6.91

54

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2016			For the Year Ended December 31 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
T Rowe Price Retirement 2045 Advisor Class	4,316,183	1.05	1.06	4,519,088	1.45	0.40	1.00	6.41	7.04
T Rowe Price Retirement 2050 Advisor Class	2,927,475	1.05	1.06	3,065,383	1.49	0.40	1.00	6.39	7.03
T Rowe Price Retirement 2055 Advisor Class	1,140,956	1.05	1.06	1,194,321	1.44	0.40	1.00	6.39	7.03
T Rowe Price Retirement 2060 Advisor Class	708,969	1.05	1.06	742,650	1.21	0.80	1.00	6.38	7.02
VALIC Company I Asset Allocation Fund	20,870,982	1.34	8.95	160,419,945	2.03	0.60	1.85	5.35	6.67
VALIC Company I Blue Chip Growth Fund	296,981,404	1.85	2.00	556,809,759	0.00	0.60	1.85	-0.99	0.25
VALIC Company I Capital Conservation Fund	38,515,466	1.08	4.19	144,459,223	2.05	0.60	1.85	0.40	1.66
VALIC Company I Core Equity Fund	64,571,955	1.52	1.69	236,958,128	1.08	0.40	1.85	10.65	12.26
VALIC Company I Dividend Value Fund	223,573,305	1.59	1.80	675,597,795	2.12	0.40	1.85	14.58	16.25
VALIC Company I Dynamic Allocation Fund	205,756,033	1.14	1.19	241,268,323	2.00	0.60	1.85	2.93	4.22
VALIC Company I Emerging Economies Fund	733,157,892	0.62	0.81	614,843,884	2.60	0.40	1.85	9.44	11.03
VALIC Company I Global Real Estate Fund	244,712,308	1.29	1.38	327,651,930	3.14	0.60	1.85	0.40	1.66
VALIC Company I Global Strategy Fund	214,909,453	1.27	1.97	406,455,323	6.06	0.60	1.85	3.37	4.66
VALIC Company I Government Money Market I Fund	163,996,811	0.90	1.00	324,004,925	0.01	0.40	1.85	-1.82	-0.39
VALIC Company I Government Securities Fund	31,411,762	1.05	4.02	109,583,866	2.43	0.60	1.85	-0.63	0.62
VALIC Company I Growth & Income Fund	27,491,527	1.63	4.17	105,060,295	1.24	0.60	1.85	9.19	10.56
VALIC Company I Growth Fund	483,872,585	1.60	1.65	866,903,856	0.64	0.40	1.85	2.87	4.37
VALIC Company I Health Sciences Fund	165,775,531	2.61	4.30	671,812,946	0.00	0.60	1.85	-12.13	-11.03
VALIC Company I Inflation Protected Fund	321,032,128	1.03	1.34	412,297,625	1.22	0.60	1.85	1.90	3.18
VALIC Company I International Equities Index Fund	481,966,613	1.03	2.00	871,140,427	2.67	0.60	1.85	-0.59	0.65
VALIC Company I International Government Bond Fund	62,101,781	0.97	1.26	181,845,967	2.55	0.40	1.85	1.81	3.29
VALIC Company I International Growth Fund	138,846,105	1.09	2.88	368,095,001	1.44	0.60	1.85	-4.53	-3.33
VALIC Company I International Socially Responsible Fund	64,573,236	1.30	1.46	382,685,355	1.89	0.40	1.85	4.99	6.52
VALIC Company I International Value Fund	581,021,306	0.97	1.07	752,759,884	2.21	0.40	1.85	10.05	11.65
VALIC Company I Large Cap Core Fund	60,196,973	1.81	2.48	142,972,826	3.44	0.60	1.85	6.63	7.96
VALIC Company I Large Capital Growth Fund	207,313,236	1.43	1.47	368,041,985	0.89	0.40	1.85	4.21	5.72
VALIC Company I Mid Cap Index Fund	163,461,466	1.77	1.98	3,198,448,688	1.19	0.40	1.85	18.42	20.14
VALIC Company I Mid Cap Strategic Growth Fund	110,264,905		1.39	230,093,583	0.00	0.40	1.85	7.68	9.25
VALIC Company I Nasdaq-100 Index Fund	225,863,789	1.40	2.05	299,014,678	0.65	0.60	1.85	4.82	6.13
VALIC Company I Science & Technology Fund	179,094,645	1.78	1.94	920,374,886	0.00	0.40	1.85	5.37	6.90
VALIC Company I Small Cap Aggressive Growth Fund	49,417,602	1.57	2.25	106,752,000	0.00	0.60	1.85	-0.07	1.19
VALIC Company I Small Cap Fund	63,357,719	1.65	1.79	315,020,335	0.20	0.40	1.85	13.18	14.83
VALIC Company I Small Cap Index Fund	161,282,233	1.67	1.77	1,056,873,669	1.19	0.40	1.85	18.96	20.70
VALIC Company I Small Cap Special Values Fund	124,786,134	1.80	2.05	245,467,708	1.42	0.60	1.85	27.47	29.07
VALIC Company I Small Mid Growth Fund	62,534,119	1.42	1.65	99,380,094	0.00	0.60	1.85	-1.61	-0.37
VALIC Company I Stock Index Fund	438,663,027	1.77	81.66	3,985,297,949	2.44	0.33	1.85	9.56	11.23
VALIC Company I Systematic Value Fund	24,571,826	1.71	1.99	46,787,694	1.39	0.60	1.85	11.76	13.17
VALIC Company I Value Fund	41,890,640	1.64	2.30	91,300,280	1.48	0.60	1.85	11.24	12.63
VALIC Company II Aggressive Growth Lifestyle Fund	179,473,955	1.43	3.17	530,487,019	2.06	0.35	1.60	7.06	8.40
VALIC Company II Capital Appreciation Fund	20,863,767	1.68	1.87	36,509,166	0.38	0.35	1.60	0.44	1.70
VALIC Company II Conservative Growth Lifestyle Fund	118,462,070	1.25	2.94	323,748,368	2.78	0.35	1.60	4.95	6.27
VALIC Company II Core Bond Fund	449,371,836	1.11	1.47	892,797,494	2.08	0.15	1.60	1.80	3.29
VALIC Company II Government Money Market II Fund	109,867,124	0.91	1.30	134,153,010	0.01	0.35	1.60	-1.58	-0.34
VALIC Company II High Yield Bond Fund	168,773,678	1.27	2.87	449,284,525	4.03	0.35	1.60	11.11	12.50
VALIC Company II International Opportunities Fund	229,789,203	1.10	2.35	504,126,294	1.11	0.35	1.60	-2.13	-0.90
VALIC Company II Large Cap Value Fund	66,351,638	1.73	3.34	203,980,017	1.10	0.35	1.60	15.22	16.66
VALIC Company II Mid Cap Growth Fund	52,595,301	1.33	2.05	100,676,950	0.00	0.35	1.60	3.02	4.31
VALIC Company II Mid Cap Value Fund	160,086,694	1.63	1.68	919,346,687	0.26	0.15	1.60	12.26	13.89
VALIC Company II Moderate Growth Lifestyle Fund	280,843,771	1.37	3.22	842,935,369	2.20	0.35	1.60	6.69	8.02
VALIC Company II Small Cap Growth Fund	27,036,435	1.54	2.99	75,435,259	0.00	0.35	1.60	6.13	7.46
VALIC Company II Small Cap Value Fund	116,675,370	1.69	1.85	502,254,358	1.10	0.15	1.60	28.01	29.88
VALIC Company II Strategic Bond Fund	210,077,767	1.18	3.01	585,263,049	4.06	0.35	1.60	6.46	7.79
VALIC Company II U.S. Socially Responsible Fund	268,366,950	1.86	2.94	734,092,410	1.38	0.35	1.60	8.90	10.27
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	42,667,897	1.21	2.19	87,064,491	2.23	0.85	2.10	3.71	5.01
Vanguard LifeStrategy Growth Fund Investor Shares	96,702,868	1.37	2.42	218,344,085	2.26	0.85	2.10	6.08	7.41
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	102,772,385	1.30	2.36	226,264,382	2.23	0.85	2.10	4.91	6.23
Vanguard Long-Term Investment-Grade Fund Investor Shares	85,760,846	1.37	1.84	293,362,656	4.90	0.40	1.85	5.84	7.38
Vanguard Long-Term Treasury Fund Investor Shares	73,586,886	1.30	1.71	241,608,557	2.79	0.40	1.85	-0.66	0.79
Vanguard Wellington Fund Investor Shares	439,520,652	1.50	1.66	1,818,946,852	2.58	0.65	2.10	8.71	10.30
Vanguard Windsor II Fund Investor Shares	431,195,785	1.49	1.69	1,694,716,004	2.41	0.65	2.10	11.06	12.68

55

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2015			For the Year Ended December 31 2015
					Investme	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
					Ratio
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	(%)(c)	Lowest	Highest	Lowest	Highest
American Beacon Holland Large Cap Growth Fund Investor Class	36,402,733	1.59	1.85	64,145,435	0.00	0.40	1.85	4.40	5.71
AST SA Wellington Capital Appreciation Portfolio Class 3	18,110	22.39	23.64	419,241	0.00	1.30	1.90	123.85	136.42
AST SA Wellington Government and Quality Bond Portfolio Class 3	26,489	11.72	12.26	321,685	1.54	1.30	1.90	22.58	31.52
Ariel Appreciation Fund Investor Class	126,206,611	1.49	1.71	374,596,539	0.98	0.40	1.85	-7.94	-6.59
Ariel Fund Investor Class	139,623,723	1.50	1.57	419,230,749	0.64	0.40	1.85	-5.86	-4.48
FTVIP Franklin Income VIP Fund Class 2	37,745	11.95	12.59	470,259	0.00	1.30	1.90	19.55	25.90
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	420,762,909	0.56	0.59	245,672,269	0.00	0.40	1.85	-18.00	-16.97
Invesco V.I. Comstock Fund Series II	18,575	13.79	14.46	265,303	2.49	1.30	1.90	37.85	44.64
Invesco V.I. Growth and Income Fund Series II	20,145	14.10	14.81	294,368	3.86	1.30	1.90	41.05	48.07
Lord Abbett Growth and Income Portfolio Class VC	799	12.64	12.85	10,147	0.00	1.30	1.90	26.42	28.51
SST SA Allocation Balanced Portfolio Class 3	4,272		13.65	58,297	2.67	1.30	1.90		36.48
SST SA Allocation Growth Portfolio Class 3	13,530	14.11	14.35	193,914	2.87	1.30	1.90	41.14	43.47
SST SA Allocation Moderate Growth Portfolio Class 3	36,024	13.43	13.79	484,576	2.77	1.30	1.90	34.35	37.94
SST SA Allocation Moderate Portfolio Class 3	2,515		13.70	34,448	2.61	1.30	1.90		36.99
SST SA Wellington Real Return Portfolio Class 3	11,926	10.79	11.19	131,683	6.79	1.30	1.90	7.88	11.91
SAST SA AB Growth Portfolio Class 3	3,638		19.49	70,932	0.00	1.30	1.90		94.95
SAST SA AB Small & Mid Cap Value Portfolio Class 3	4,448	16.66	17.48	76,754	0.46	1.30	1.90	66.63	74.78
SAST SA American Funds Asset Allocation Portfolio Class 3	6,262	14.29	14.68	89,751	2.63	1.30	1.90	42.85	46.77
SAST SA American Funds Global Growth Portfolio Class 3	10,098	15.78	16.57	165,932	0.88	1.30	1.90	57.78	65.68
SAST SA American Funds Growth Portfolio Class 3	11,930	15.42	16.17	191,834	1.06	1.30	1.90	54.21	61.69
SAST SA American Funds Growth-Income Portfolio Class 3	6,245	14.82	15.21	94,720	0.63	1.30	1.90	48.24	52.12
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	434,059	11.65	11.78	5,105,813	0.00	1.30	1.90	16.53	17.81
SAST SA Boston Company Capital Growth Portfolio Class 3	8,464	14.37	15.14	126,402	0.00	1.30	1.90	43.67	51.39
SAST SA Columbia Technology Portfolio Class 3	1,568	17.35	17.65	27,645	0.00	1.30	1.90	73.47	76.48
SAST SA DFA Ultra Short Bond Portfolio Class 3	5,360		9.11	51,222	0.00	1.30	1.90		-8.88
SAST SA Dogs of Wall Street Portfolio Class 3	9,124	18.23	19.19	173,246	2.14	1.30	1.90	82.27	91.95
SAST SA Federated Corporate Bond Portfolio Class 3	21,890	15.32	15.77	339,016	5.87	1.30	1.90	28.68	57.66
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	1,039	11.63	11.83	12,294	1.56	1.30	1.90	16.32	18.29
SAST SA Franklin Small Company Value Portfolio Class 3	5,641	13.44	14.09	78,711	0.10	1.30	1.90	34.43	40.91
SAST SA Goldman Sachs Global Bond Portfolio Class 3	12,116	11.51	12.05	146,688	0.00	1.30	1.90	20.51	53.25
SAST SA Invesco Growth Opportunities Portfolio Class 3	1,178		17.59	20,723	0.00	1.30	1.90		75.86
SAST SA Invesco VCP Equity-Income Portfolio Class 3	388,539	11.25	11.36	4,413,177	0.23	1.30	1.90	12.54	13.60
SAST SA Janus Focused Growth Portfolio Class 3	6,677	15.60	16.43	108,366	0.00	1.30	1.90	55.98	64.29
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	7,276	15.12	15.39	111,895	0.00	1.30	1.90	51.22	53.86
SAST SA JPMorgan Emerging Markets Portfolio Class 3	6,195	8.57	9.02	55,196	2.46	1.30	1.90	-14.34	-9.84
SAST SA JPMorgan Equity-Income Portfolio Class 3	18,540	14.48	15.14	277,641	2.24	1.30	1.90	44.79	51.42
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	43,211	13.15	13.66	584,142	1.53	1.30	1.90	15.13	36.56
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	2,747	19.49	20.00	54,015	0.00	1.30	1.90	94.85	99.98
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	11,953	13.71	14.38	169,776	0.33	1.30	1.90	37.13	43.80
SAST SA MFS Blue Chip Growth Portfolio Class 3	6,778	15.48	16.28	108,678	0.23	1.30	1.90	54.77	62.81
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	17,316	15.98	16.87	287,880	0.85	1.30	1.90	59.78	68.67
SAST SA MFS Telecom Utility Portfolio Class 3	103		15.42	1,580	0.00	1.30	1.90		54.18
SAST SA MFS Total Return Portfolio Class 3	3,990	14.02	14.26	56,180	0.80	1.30	1.90	40.21	42.60
SAST SA Morgan Stanley International Equities Portfolio Class 3	9,898	9.81	10.32	100,711	2.60	1.30	1.90	-1.93	3.17
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	29,518	15.00	15.77	463,457	0.66	1.30	1.90	50.01	57.65
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	344,855	10.68	10.78	3,718,549	0.00	1.30	1.90	6.84	7.84
SAST SA PineBridge High-Yield Bond Portfolio Class 3	6,644	12.51	12.89	84,312	7.00	1.30	1.90	25.09	28.93
SAST SA Templeton Foreign Value Portfolio Class 3	10,671	9.79	10.26	108,148	2.85	1.30	1.90	-2.11	2.58
SAST SA VCP Dynamic Allocation Portfolio Class 3	1,807,599	11.47	11.75	21,227,843	1.14	1.30	1.90	14.73	17.49
SAST SA VCP Dynamic Strategy Portfolio Class 3	1,617,157	11.38	11.63	18,800,023	0.95	1.30	1.90	13.85	16.29
T Rowe Price Retirement 2015 Advisor Class	2,030,235		0.98	1,985,993	3.11	0.60	1.00	-1.99	-1.95
T Rowe Price Retirement 2020 Advisor Class	6,826,146		0.98	6,686,524	3.10	0.60	1.00	-1.83	-1.65
T Rowe Price Retirement 2025 Advisor Class	5,003,166	0.98	0.99	4,910,708	2.75	0.60	1.00	-1.58	-1.46
T Rowe Price Retirement 2030 Advisor Class	5,022,682	0.98	0.99	4,933,109	2.64	0.60	1.00	-1.50	-1.40
T Rowe Price Retirement 2035 Advisor Class	3,261,843	0.98	0.99	3,208,718	2.30	0.60	1.00	-1.31	-1.24
T Rowe Price Retirement 2040 Advisor Class	3,590,937	0.98	0.99	3,533,166	2.21	0.60	1.00	-1.26	-1.23
T Rowe Price Retirement 2045 Advisor Class	1,960,919	0.98	0.99	1,929,081	1.98	0.60	1.00	-1.29	-1.24
T Rowe Price Retirement 2050 Advisor Class	1,077,585	0.98	0.99	1,060,101	2.17	0.60	1.00		-1.23
T Rowe Price Retirement 2055 Advisor Class	544,450	0.98	0.99	535,675	2.12	0.60	1.00	-1.24	-1.23
T Rowe Price Retirement 2060 Advisor Class	445,270	0.98	0.99	438,354	1.84	0.60	1.00	-1.23	-0.66
VALIC Company I Asset Allocation Fund	22,848,552	1.27	8.39	164,771,108	2.12	0.40	1.85	-2.28	-1.05
VALIC Company I Blue Chip Growth Fund	315,722,066	1.03	1.87	594,477,478	0.00	0.00	1.85	2.90	9.00
VALIC Company I Capital Conservation Fund	43,743,787	1.07	4.12	163,371,798	2.01	0.40	1.85	-1.64	-0.40
VALIC Company I Core Equity Fund	71,810,755	1.36	1.53	236,139,646	0.97	0.40	1.85	-3.65	-2.24
VALIC Company I Dividend Value Fund	199,846,204	1.37	1.57	523,407,251	2.21	0.40	1.85	-2.48	-1.05
VALIC Company I Dynamic Allocation Fund	221,754,558	1.10	1.15	250,654,035	0.00	0.40	1.85	-6.32	-5.14

56

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2015			For the Year Ended December 31 2015
					Investme	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
					Ratio
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	(%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company I Emerging Economies Fund	660,910,371	0.56	0.74	501,780,320	2.35	0.40	1.85	-16.11	-14.88
VALIC Company I Global Real Estate Fund	275,159,684	1.29	1.36	363,703,122	2.70	0.40	1.85	-1.82	-0.58
VALIC Company I Global Strategy Fund	246,487,329	1.23	1.88	447,174,232	2.83	0.40	1.85	-6.50	-5.33
VALIC Company I Government Money Market I Fund	161,057,840	0.91	1.00	321,332,426	0.01	0.40	1.85	-1.82	-0.39
VALIC Company I Government Securities Fund	28,530,544	1.06	4.00	102,440,812	2.27	0.40	1.85	-1.04	0.21
VALIC Company I Growth & Income Fund	30,787,070	1.50	3.77	106,900,848	0.98	0.40	1.85	-1.92	-0.69
VALIC Company I Growth Fund	563,317,952	1.56	1.58	972,367,632	0.61	0.40	1.85	1.20	2.67
VALIC Company I Health Sciences Fund	198,619,038	2.97	4.84	908,213,668	0.00	0.40	1.85	10.59	11.98
VALIC Company I Inflation Protected Fund	349,403,515	0.82	1.01	436,497,104	1.93	0.00	1.85	-17.70	-4.79
VALIC Company I International Equities Index Fund	479,975,167	1.03	1.99	865,679,376	3.64	0.40	1.85	-2.82	-1.60
VALIC Company I International Government Bond Fund	51,940,666	0.96	1.22	147,455,407	2.62	0.40	1.85	-5.10	-3.71
VALIC Company I International Growth Fund	161,609,345	1.15	2.98	445,479,501	1.57	0.40	1.85	-2.31	-1.08
VALIC Company I International Socially Responsible Fund	63,101,430	1.22	1.39	351,899,865	2.16	0.40	1.85	-2.16	-0.73
VALIC Company I International Value Fund	629,024,693	0.82	0.97	734,683,542	2.91	0.00	1.85	-17.70	-9.01
VALIC Company I Large Cap Core Fund	70,024,026	1.70	2.29	154,650,837	1.08	0.40	1.85	1.16	2.43
VALIC Company I Large Capital Growth Fund	225,298,744	1.35	1.41	380,367,232	0.56	0.40	1.85	-1.84	-0.41
VALIC Company I Mid Cap Index Fund	171,943,269	1.49	1.65	2,837,815,823	1.06	0.40	1.85	-4.29	-2.89
VALIC Company I Mid Cap Strategic Growth Fund	122,905,459	1.27	1.29	236,154,244	0.00	0.40	1.85	-4.41	-3.01
VALIC Company I Nasdaq-100 Index Fund	230,783,788	1.32	1.95	288,931,614	0.91	0.40	1.85	7.19	8.54
VALIC Company I Science & Technology Fund	193,307,934	1.69	1.81	934,907,487	0.00	0.40	1.85	5.90	7.45
VALIC Company I Small Cap Aggressive Growth Fund	53,883,079	1.57	2.22	115,361,847	0.00	0.40	1.85	-0.36	0.89
VALIC Company I Small Cap Fund	69,598,178	1.46	1.56	302,832,444	0.00	0.40	1.85	-6.53	-5.16
VALIC Company I Small Cap Index Fund	168,425,599	1.40	1.47	916,967,370	1.10	0.40	1.85	-6.23	-4.86
VALIC Company I Small Cap Special Values Fund	124,945,522	1.41	1.58	191,258,568	1.00	0.40	1.85	-5.98	-4.80
VALIC Company I Small Mid Growth Fund	75,232,723	1.45	1.66	120,360,724	0.00	0.40	1.85	-2.46	-1.23
VALIC Company I Stock Index Fund	469,712,564	1.62	73.41	3,864,262,592	1.62	0.33	1.85	-0.80	0.72
VALIC Company I Systematic Value Fund	27,164,348	1.53	1.76	45,883,915	1.75	0.40	1.85	-3.14	-1.92
VALIC Company I Value Fund	46,550,338	1.47	2.04	90,361,531	1.53	0.40	1.85	-4.95	-3.76
VALIC Company II Aggressive Growth Lifestyle Fund	186,171,483	1.34	2.92	509,379,160	1.64	0.15	1.60	-2.47	-1.24
VALIC Company II Capital Appreciation Fund	23,015,325	1.67	1.84	39,744,607	0.32	0.15	1.60	4.12	5.43
VALIC Company II Conservative Growth Lifestyle Fund	122,366,806	1.19	2.76	315,811,195	2.26	0.15	1.60	-2.92	-1.70
VALIC Company II Core Bond Fund	478,175,881	0.99	1.09	931,326,862	1.96	0.00	1.60	-1.78	-1.47
VALIC Company II Government Money Market II Fund	137,896,669	0.92	1.31	169,405,376	0.01	0.15	1.60	-1.58	-0.34
VALIC Company II High Yield Bond Fund	151,445,812	1.14	2.55	357,920,693	4.76	0.15	1.60	-5.19	-4.00
VALIC Company II International Opportunities Fund	268,732,142	1.13	2.37	596,947,798	1.29	0.15	1.60	6.76	8.10
VALIC Company II Large Cap Value Fund	65,553,811	1.50	2.87	175,268,726	1.36	0.15	1.60	-4.33	-3.12
VALIC Company II Mid Cap Growth Fund	70,382,216	1.29	1.97	129,610,284	0.00	0.15	1.60	-2.51	-1.28
VALIC Company II Mid Cap Value Fund	164,205,676	1.45	1.48	832,661,394	0.21	0.15	1.60	-2.98	-1.56
VALIC Company II Moderate Growth Lifestyle Fund	284,833,140	1.28	2.98	794,250,082	1.84	0.15	1.60	-2.52	-1.30
VALIC Company II Small Cap Growth Fund	31,398,820	1.45	2.78	81,854,214	0.00	0.15	1.60	-2.80	-1.57
VALIC Company II Small Cap Value Fund	127,729,895	1.32	1.42	426,134,704	0.61	0.15	1.60	-8.00	-6.66
VALIC Company II Strategic Bond Fund	216,272,613	1.11	2.79	561,958,294	3.67	0.15	1.60	-3.49	-2.28
VALIC Company II U.S. Socially Responsible Fund	292,339,882	1.70	2.49	730,244,847	1.12	0.00	1.60	-0.49	0.36
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	42,527,347	1.17	2.08	82,922,231	2.16	0.65	2.10	-2.25	-1.02
Vanguard LifeStrategy Growth Fund Investor Shares	97,409,481	1.29	2.25	205,501,987	2.10	0.65	2.10	-3.23	-2.01
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	106,333,540	1.24	2.22	221,140,490	2.13	0.65	2.10	-2.64	-1.41
Vanguard Long-Term Investment-Grade Fund Investor Shares	73,061,910	1.30	1.71	233,832,782	4.64	0.40	1.85	-4.00	-2.60
Vanguard Long-Term Treasury Fund Investor Shares	71,630,465	1.31	1.70	234,777,345	2.78	0.40	1.85	-3.35	-1.93
Vanguard Wellington Fund Investor Shares	458,029,060	0.97	1.38	1,739,836,354	2.58	0.00	2.10	-2.02	-0.59
Vanguard Windsor II Fund Investor Shares	471,076,938	1.32	1.52	1,656,936,168	2.18	0.65	2.10	-5.23	-3.84

(a)Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

57

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(e)These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7.Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 22, 2020, the date the financial statements were issued. While sufficient information is not available to adequately evaluate the short-term or long-term impact to the Company as a result of the economic and market activities associated with the 2020 outbreak of COVID-19 ("Coronavirus"), the current economic volatility and environment may adversely impact net assets for each sub-account.

58

The Variable Annuity Life Insurance Company

Audited Statutory Financial Statements

At December 31, 2019 and 2018 and

for each of the three years ended December 31, 2019

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

TABLE OF CONTENTS TO AUDITED STATUTORY FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION

		Page
STATUTORY FINANCIAL STATEMENTS
Independent Auditor's Report		2
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2019 and 2018		4
Statutory Statements of Operations for the Years Ended December 31, 2019, 2018 and 2017		6
Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2019, 2018 and
	2017	7
Statutory Statements of Cash Flows for the Years Ended December 31, 2019, 2018 and 2017		8
NOTES TO STATUTORY FINANCIAL STATEMENTS
1.	Nature of Operations	9
2.	Summary of Significant Accounting Policies	9
3.	Investments	20
4.	Securities Lending and Repurchase Agreements	28
5.	Restricted Assets	32
6.	Subprime Mortgage Risk Exposure	32
7.	Derivatives	33

8.Information about Financial Instruments with Off-Balance Sheet Risk and

	Financial Instruments with Concentrations of Credit Risk	35
9.	Fair Value Measurements	36
10.	Aggregate Policy Reserves and Deposit Fund Liabilities	42
11.	Separate Accounts	43
12.	Reserves for Guaranteed Policy Benefits and Enhancements	45
13.	Reinsurance	46
14.	Federal Income Taxes	47
15.	Capital and Surplus	52
16.	Retirement Plans and Share-Based and Deferred Compensation Plans	53
17.	Debt	54
18.	Commitments and Contingencies	55
19.	Related Party Transactions	56
20.	Subsequent Events	60
21	Loan-Backed and Structured Security Impairments and Structured Notes
	Holdings	60
SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities		63
Supplemental Investment Risks Interrogatories		65
Supplemental Summary Investment Schedule		71

1

Report of Independent Auditors

To the

Board of Directors and Shareholder of

The Variable Annuity Life Insurance Company

We have audited the accompanying statutory financial statements of The Variable Annuity Life Insurance Company (the "Company"), an indirect, wholly-owned subsidiary of American International Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2019.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations

2

and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities, Supplemental Investment Risks

Interrogatories and Supplemental Summary Investment Schedule (collectively, the "supplemental schedules") of the Company as of December 31, 2019 and for the year then ended are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory- basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 22, 2020

3

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2019	2018
Admitted assets
Cash and investments
Bonds	$36,053	$35,775
Preferred stock	42	41
Common stock	116	21
Cash, cash equivalents and short-term investments	232	189
Mortgage loans	7,153	6,601
Real estate	5	29
Contract loans	576	609
Derivatives	248	213
Securities lending reinvested collateral assets	1,173	354
Other invested assets	1,039	962
Total cash and investments	46,637	44,794
Amounts receivable under reinsurance contracts	36	123
Deferred tax asset	72	49
Due and accrued investment income	615	618
Receivables from affiliates	89	166
Other assets	223	213
Separate account assets	38,158	32,491
Total admitted assets	$85,830	$78,454

See accompanying Notes to Statutory Financial Statements.

4

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except per share data)	2019	2018
Liabilities
Policy reserves and contractual liabilities
Life and annuity reserves	$37,001	$36,339
Liabilities for deposit-type contracts	5,442	5,238
Total policy reserves and contractual liabilities	42,443	41,577
Payable to affiliates	71	76
Interest maintenance reserve	111	83
Amounts withheld or retained by Company as agent or trustee and held for agents' account	28	27
Federal income taxes payable	32	57
Payable for securities lending	1,167	359
Repurchase agreements	15	39
Collateral for derivatives program	297	181
Accrued expenses and other liabilities	114	220
Net transfers to separate accounts due or accrued	197	114
Asset valuation reserve	597	541
Separate account liabilities	38,158	32,491
Total liabilities	83,230	75,765
Commitments and contingencies (see Note 18)
Capital and surplus
Common stock, $1 par value; 5,000,000 shares authorized; 3,575,000 issued and outstanding	4	4
Other than special deficit funds	(3)	(3)
Gross paid-in and contributed surplus	2,263	2,263
Unassigned surplus	336	425
Total capital and surplus	2,600	2,689
Total liabilities and capital and surplus	$85,830	$78,454

See accompanying Notes to Statutory Financial Statements.

5

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
(in millions)	2019	2018	2017
Revenues
Premiums and annuity considerations	$4,619	$4,617	$4,203
Net investment income	2,154	2,189	2,080
Amortization of interest maintenance reserve	26	33	26
Reserve adjustments on reinsurance ceded	(40)	499	-
Commissions and expense allowances	-	1	-
Separate account fees	407	363	350
Other income	230	243	230
Total revenues	7,396	7,945	6,889
Benefits and expenses
Annuity benefits	608	538	535
Surrender benefits	6,297	6,448	5,700
Other benefits	187	103	156
Change in reserves	657	537	507
Commissions	173	182	164
General insurance expenses	365	333	265
Net transfers from separate accounts	(1,667)	(1,200)	(1,513)
Other expenses	113	119	117
Total benefits and expenses	6,733	7,060	5,931
Net gain from operations before federal income taxes	663	885	958
Federal income tax expense	303	189	218
Net gain from operations	360	696	740
Net realized capital gains (losses), net of tax	71	(14)	(100)
Net income	$431	$682	$640
See accompanying Notes to Statutory Financial Statements.

6

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

		Other Than
		Special	Gross Paid-
		Surplus	In and		Total
	Common	(Deficit)	Contributed	Unassigned	Capital and
(in millions)	Stock	Funds	Surplus	Surplus	Surplus
Balance, January 1, 2017	$4	$(3)	$2,286	$101	$2,388
Net income	-	-	-	640	640
Change in net unrealized capital gains (losses)	-	-	-	(8)	(8)
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	88	88
Change in deferred tax	-	-	-	(255)	(255)
Change in non-admitted assets	-	-	-	234	234
Change in reserve on account of change in valuation basis	-	-	-	(5)	(5)
Change in asset valuation reserve	-	-	-	28	28
Change in surplus from separate accounts	-	-	-	4	4
Other changes in surplus in separate accounts	-	-	-	(4)	(4)
Dividends to stockholder	-	-	-	(346)	(346)
Return of capital	-	-	(23)	-	(23)
Prior period corrections (see Note 2)	-	-	-	73	73
Other changes	-	-	-	(14)	(14)
Balance, December 31, 2017	$4	$(3)	$2,263	$536	$2,800
Net income	-	-	-	682	682
Change in net unrealized capital gains (losses)	-	-	-	41	41
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	(73)	(73)
Change in deferred tax	-	-	-	(16)	(16)
Change in non-admitted assets	-	-	-	(81)	(81)
Change in asset valuation reserve	-	-	-	(15)	(15)
Change in surplus from separate accounts	-	-	-	-	-
Other changes in surplus in separate accounts	-	-	-	-	-
Dividends to stockholder	-	-	-	(649)	(649)
Balance, December 31, 2018	$4	$(3)	$2,263	$425	$2,689
Net income	-	-	-	431	431
Change in net unrealized capital gains (losses)	-	-	-	(3)	(3)
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	59	59
Change in deferred tax	-	-	-	260	260
Change in non-admitted assets	-	-	-	(125)	(125)
Change in asset valuation reserve	-	-	-	(56)	(56)
Change in surplus from separate accounts	-	-	-	52	52
Other changes in surplus in separate accounts	-	-	-	(52)	(52)
Cumulative effect of changes in accounting principles	-	-	-	(28)	(28)
Dividends to stockholder	-	-	-	(622)	(622)
Prior period corrections (see Note 2)	-	-	-	(5)	(5)
Balance, December 31, 2019	$4	$(3)	$2,263	$336	$2,600

See accompanying Notes to Statutory Financial Statements.

7

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(in millions)	2019	2018	2017
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$4,619	$5,209	$4,203
Net investment income collected	2,015	1,861	1,849
Other income	598	526	576
Total revenue received	7,232	7,596	6,628
Benefits paid	7,005	7,210	6,386
Net transfers from separate accounts	(1,750)	(1,332)	(1,518)
Commissions and expenses paid	655	635	554
Federal income taxes paid	362	139	240
Total benefits and expenses paid	6,272	6,652	5,662
Net cash provided by operations	960	944	966
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	6,653	8,272	9,315
Stocks	19	1	1
Mortgage loans	619	467	1,303
Real estate	39	-	27
Other invested assets	507	869	3,306
Miscellaneous proceeds	206	203	112
Total proceeds from investments sold, matured or repaid	8,043	9,812	14,064
Cost of investments acquired:
Bonds	6,711	8,425	9,441
Stocks	41	9	4
Mortgage loans	1,146	1,301	2,054
Real estate	1	-	38
Other invested assets	606	478	3,195
Securities lending reinvested collateral assets	819	-	-
Miscellaneous purchases	-	6	78
Total cost of investments acquired	9,324	10,219	14,810
Net adjustment in contract loans	(33)	(44)	(30)
Net cash used in investing activities	(1,248)	(363)	(716)
Cash from financing and miscellaneous sources
Cash provided (applied):
Return of capital	-	-	(23)
Net deposits on deposit-type contracts	61	264	146
Dividends to Parent	(622)	(649)	(346)
Change in securities lending payable	808	112	2
Other, net	84	(254)	(36)
Net cash provided (used) in financing and miscellaneous activities	331	(527)	(257)
Net increase in cash, cash equivalents and short-term investments	43	54	(7)
Cash, cash equivalents and short-term investments at beginning of year	189	135	142
Cash, cash equivalents and short-term investments at end of year	$232	$189	$135

Non-cash investing/financing activities, excluded from above:
Non-cash transfer from Bonds to Stocks	$15	$-	$-
Non-cash transfer from Mortgage Loans to Real Estate – Reserve at Park Ten	15	-	-
Non-cash transfer from Other Invested Assets to Mortgage Loans	10	-	-
Non-cash Fortitude Re settlement	3	12	-
Non-cash transfer from Other Invested Assets to Stocks	2	-	-
Non-cash Pinebridge sale	-	59	-
Non-cash AIG Global Real Estate transactions	-	178	-

See accompanying Notes to Statutory Financial Statements.

8

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The Variable Annuity Life Insurance Company (VALIC or the Company) is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). AIG Parent is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. The term "AIG Parent" means American International Group, Inc. and not any of its consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 50 states and the District of Columbia.

The Company is a leading provider of defined contribution retirement savings plans sponsored by education, not-for- profit and government organizations. Primary products include fixed and variable annuities, and mutual funds and plan administrative and compliance services. The Company utilizes career financial advisors and independent financial advisors to provide retirement plan participants with enrollment support and comprehensive financial planning services. No annual annuity deposits for any individual advisor in 2019 or 2018 represented more than 10 percent of total annuity deposits.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company's portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company's exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

In February 2018, VALIC and its U.S. life insurance company affiliates, American General Life Insurance Company (AGL) and The United States Life Insurance Company in the City of New York (USL) each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), at the time a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Please refer to Note 13 – Reinsurance for further details relating to this agreement.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining

9

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

Effective December 31, 2017, VALIC received approval from the TDI to apply a permitted practice in its 2017 Annual Statement and subsequent reporting periods through September 30, 2019. The permitted practice allowed VALIC to use the criteria established in Actuarial Guideline 43, instead of the criteria established in Statement of Statutory Accounting Principles ("SSAP") No. 86, "Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions" to determine if a hedge was effective for certain interest rate swaps and swaptions that were used to hedge guaranteed minimum withdrawal benefits. Thus, specific interest rate swaps and swaptions that VALIC determined were effective hedges were reported at amortized cost, pursuant to the accounting guidance set forth in SSAP 86. Upon adoption, the effect of the original permitted practice was reported as a change in accounting principle, consistent with SSAP No. 3, "Accounting Changes and Corrections of Errors".

Upon expiration of the above permitted practice for swaps and swaptions subsequent to September 30, 2019, VALIC applied the guidance in SSAP No. 86 and recognized this change in accounting principle as of the beginning of the year (i.e., January 1, 2019), as required by SSAP 3, which decreased the Company's surplus by approximately $28 million at January 1, 2019. Subsequent to January 1, 2019, application of guidance in SSAP 86 to the Company's hedging instruments (swaps and swaptions) increased VALIC's surplus by approximately $60 million, primarily due to the recognition of unrealized gains. VALIC intends to begin prospectively accounting for the subject interest rate derivatives that hedge interest rate risk related to guaranteed minimum withdrawal benefits under SSAP 108 guidance effective April 1, 2020. The adoption of SSAP 108 will coincide with the implementation of the related reserve guidance in the NAIC Valuation Manual (VM) subsection 21 (VM 21), Requirements for Principle-Based Reserves for Variable Annuities.

The Insurance Commissioner of State of Texas has the right to permit other specific practices that deviate from prescribed practices.

The following table presents a reconciliation of the Company's net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

		December 31,
(in millions)	SSAP#	2019	2018	2017
NET INCOME
State basis		$431	$682	$640
State permitted practices that increase (decrease) NAIC SAP:
Effective interest rate hedges - NII	86	-	-	6
Effective interest rate hedges - RG(L)		-	3	(3)
State prescribed practices that increase (decrease) NAIC SAP:
Depreciation of home office property	40R	-	-	-
Net income, NAIC SAP		$431	$685	$643
SURPLUS
State basis		$2,600	$2,689	$2,800
State permitted practices that increase (decrease) NAIC SAP:
Effective interest rate hedges	86	-	(35)	23
State prescribed practices that increase (decrease) NAIC SAP:
Depreciation of home office property	40R	-	-	-
Statutory capital and surplus, NAIC SAP		$2,600	$2,654	$2,823

In the event VALIC had not employed any or all of these permitted and prescribed practices, VALIC's risk-based capital (RBC) would not have triggered a regulatory event.

10

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•application of other-than-temporary impairments (OTTI);

•estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•fair value measurements of certain financial assets; and

•policy reserves for life and annuity, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of "6" or "6*". Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC's Investment Analysis Office (IAO) receive a "6*" designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a "6*" designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Risk-based capital (RBC) charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. The final NAIC designation for most RMBS and CMBS is determined by financial modeling conducted by BlackRock. RMBS and CMBS that are not financially modeled, primarily due to a lack of publicly available information and most remaining LBaSS are subject to a modified designation based on an NAIC matrix and the Company's statement value for the security. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the NAIC's IAO, interest only securities, and those securities with an original NAIC designation of 5, 5*, 6 or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to a modified designation or financial modeling.

11

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Short sale is the sale of a security which is not owned by the company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 "Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Preferred stocks with NAIC designations of "1" through "3" are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non- insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non- insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of

12

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Hedge accounting was not used for any derivative instruments in 2019.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is

13

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write- down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents' balances or other receivables over 90 days. Non-admitted assets amounted to $644 million and $519 million at December 31, 2019 and 2018, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest- related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners' Annuity Reserve Valuation Method (VACARVM) under Actuarial Guideline 43 (AG 43).

Policy reserves are established according to different methods.

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. $131 million in cash flow testing reserves were held at December 31, 2019.

A majority of the Company's variable annuity products are issued with a guaranteed minimum death benefit (GMDB), which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of: (1) the contract holder's account value or (2) a GMDB, which varies by product. Depending on the product, the GMDB may

14

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated at up to 3 percent per annum (subject to certain caps). Death benefits on GMDB policies reduce on a proportional basis when a partial withdrawal occurs. This applies to all contracts issued in states where the proportional GMDB is approved except where precluded by contract for a very limited number of groups. Prior to December 2003, the Company sold variable annuity contracts containing a GMDB where the death benefits reduce on a dollar-for-dollar basis when a partial withdrawal occurs.

The guaranteed minimum withdrawal benefit (GMWB) is a feature the Company offers on certain variable annuity products. If available and elected by the contract holder at time of issuance and depending on the provisions of the feature elected, this feature provides a guaranteed annual stream of income payments for life or other specified period, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided.

In addition, the Company is a reinsurer for the guaranteed minimum income benefit (GMIB), GMWB and GMDB on certain variable annuities issued in Japan by MetLife Insurance K.K. (MetLife in Japan). The GMIB is an optional feature that guarantees that the income benefit upon annuitization will not be less than the guaranteed income benefit even if the accumulation value of the contract falls to zero. New business under these reinsurance agreements was no longer accepted after March 31, 2009.

All direct and assumed GMIB, GMWB and GMDB benefits are included in the calculation of the policy reserves for variable annuities pursuant to AG 43.

AG 43 requires the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with guaranteed death and living benefits. These reserves are derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and are based on prudent estimate assumptions. In addition, a deterministic valuation is also performed using assumptions prescribed in AG 43. The greater of these two reserve balances is the AG 43 reserve.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries is based on the level of assets under management.

15

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG Parent, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG Parent. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

There were no new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2019, one out-of-period error was identified and corrected, which increased reserves relating to fixed indexed annuities due to an incorrect application of incident rates and decreased unassigned surplus by $5 million.

There was no correction of errors related to prior period in 2018.

In 2017, certain prior year errors were identified and corrected, which increased unassigned surplus by $73 million on a pre-tax basis or $48 million after tax. The most significant of these were decreases in reserves for fixed index annuities.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and preferred stocks are generally reported at amortized cost. However, if bonds are designated category "6" and preferred stocks are designated categories "4 – 6" by the NAIC,

16

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to- maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan's original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings in 2018 for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company's election. Prior to 2018, equity securities designated as available-for-sale were carried at fair value with changes in fair value recorded through other comprehensive income.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer's occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty's credit risk for derivative assets or the insurer's credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

17

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries' financial statements are combined with the parent company's financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company's investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as "non-admitted," principally any negative IMR, agents' balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation

18

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management's estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer's best estimates of interest rates are used.

Under SAP, the Commissioners' Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non- admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

19

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

		Gross	Gross
	Statement	Unrealized	Unrealized
(in millions)	Value	Gains	Losses	Fair Value
December 31, 2019
Bonds:
U.S. government obligations	$678	$82	$(2)	$758
All other governments	1,102	100	(6)	1,196
States, territories and possessions	315	26	(1)	340
Political subdivisions of states, territories and possessions	191	28	-	219
Special revenue	3,798	226	(8)	4,016
Industrial and miscellaneous	28,685	1,932	(86)	30,531
Hybrid securities	136	13	-	149
Bank loans	1,148	2	(19)	1,131
Total bonds	36,053	2,409	(122)	38,340
Preferred stock	42	16	-	58
Common stock*	116	-	-	116
Total equity securities	158	16	-	174
Total	$36,211	$2,425	$(122)	$38,514
December 31, 2018
Bonds:
U.S. government obligations	$631	$56	$(9)	$678
All other governments	1,197	16	(40)	1,173
States, territories and possessions	278	5	(5)	278
Political subdivisions of states, territories and possessions	168	12	(1)	179
Special revenue	3,706	70	(86)	3,690
Industrial and miscellaneous	28,396	822	(649)	28,569
Hybrid securities	104	4	(1)	107
Bank loans	1,295	2	(22)	1,275
Total bonds	35,775	987	(813)	35,949
Preferred stock	41	5	-	46
Common stock*	21	-	-	21
Total equity securities	62	5	-	67
Total	$35,837	$992	$(813)	$36,016

*At December 31, 2019, the Company held $97 million of investments in affiliates. At December 31, 2018, the Company had no net investments in the common stock of affiliates.

 Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by

20

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
(in millions)	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2019
Bonds:
U.S. government obligations	$103	$(2)	$-	$-	$103	$(2)
All other governments	21	-	27	(5)	48	(5)
States, territories and possessions	33	(1)	-	-	33	(1)
Political subdivisions of states, territories and possessions	5	-	-	-	5	-
Special revenue	346	(7)	137	(1)	483	(8)
Industrial and miscellaneous	1,842	(54)	792	(34)	2,634	(88)
Hybrid securities	7	-	1	-	8	-
Bank loans	877	(19)	-	-	877	(19)
Total bonds	3,234	(83)	957	(40)	4,191	(123)
Preferred stock	-	-	-	-	-	-
Common stock	-	-	-	-	-	-
Total equity securities	-	-	-	-	-	-
Total	$3,234	$(83)	$957	$(40)	$4,191	$(123)
December 31, 2018
Bonds:
U.S. government obligations	$1	$-	$139	$(9)	$140	$(9)
All other governments	515	(16)	296	(24)	811	(40)
States, territories and possessions	168	(5)	21	-	189	(5)
Political subdivisions of states, territories and possessions	23	-	14	(1)	37	(1)
Special revenue	468	(11)	1,540	(74)	2,008	(85)
Industrial and miscellaneous	7,324	(282)	5,608	(373)	12,932	(655)
Hybrid securities	28	(1)	8	(1)	36	(2)
Bank loans	739	(22)	-	-	739	(22)
Total bonds	9,266	(337)	7,626	(482)	16,892	(819)
Preferred stock	-	-	-	-	-	-
Common stock	1	-	-	-	1	-
Total equity securities	1	-	-	-	1	-
Total	$9,267	$(337)	$7,626	$(482)	$16,893	$(819)

As of December 31, 2019 and 2018, the number of bonds and equity securities in an unrealized loss position was 660 and 2,181, respectively. Bonds comprised 656 of the total of which 157 were in a continuous loss position greater than 12 months at December 31, 2019. Bonds comprised 2,177 of the total of which 799 were in a continuous loss position greater than 12 months at December 31, 2018.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2019 and 2018, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2019
Due in one year or less	$938	$949
Due after one year through five years	4,794	4,904
Due after five years through ten years	7,344	7,829
Due after ten years	10,292	11,175
LBaSS	12,695	13,495
Total	$36,063	$38,352

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $88 million and $83 million at December 31, 2019 and 2018, respectively which is the fair value. At December 31, 2019 and 2018, the Company had no income excluded from due and accrued for bonds.

At December 31, 2019, the Company's bond portfolio included bonds totaling $1.3 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company's total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries. At December 31, 2018, the Company's bond portfolio included bonds totaling $2.6 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company's total assets and 6 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2019	2018
Consumer cyclical	21.4%	22.3%
Consumer Noncyclical	22.1	19.6
Energy	11.6	12.4
Capital Goods	10.4	-

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company's ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management's judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2019		December 31, 2018
	Statement		Statement
(in millions)	Value	Fair Value	Value	Fair Value
Loan-backed and structured securities	$12,695	$13,495	$14,133	$14,612

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third- party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2019 and 2018, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2019 and 2018, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2019, 2018 and 2017, the Company recognized total OTTI of $8.1 million, $15 million and $17 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2019 and 2018, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
(in millions)	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2019
LBaSS	$1,170	$(18)	$554	$(10)	$1,724	$(28)
December 31, 2018
LBaSS	$2,266	$(41)	$2,860	$(129)	$5,126	$(170)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2019	2018
Balance, beginning of year	$429	$529
Increases due to:
Credit impairment on new securities subject to impairment losses	4	6
Additional credit impairment on previously impaired investments	4	9
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	49	115
Balance, end of year	$388	$429

See Note 21 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company's structured notes holding at December 31, 2019.

Mortgage Loans

Mortgage loans had outstanding principal balances of $7.2 billion and $6.7 billion at December 31, 2019 and 2018, respectively. Contractual interest rates range from 1.75 percent to 8.55 percent. The mortgage loans at December 31, 2019 had maturity dates ranging from 2020 to 2055.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company's mortgage loan portfolio:

	December 31,
	2019	2018
Geographic distribution:
Mid-Atlantic	31.5%	29.6%
Pacific	19.0	20.8
Foreign	15.3	13.6
South Atlantic	12.4	12.8
West South Central	5.9	6.3
East North Central	6.4	6.2
New England	5.5	6.1
Mountain	3.2	3.6
East South Central	0.6	0.7
West North Central	0.2	0.3
Total	100.0%	100.0%
Property type distribution:
Multi-family	34.2%	29.5%
Office	27.2	26.7
Retail	17.3	19.4
Hotel/Motel	8.6	9.4
Industrial	5.0	5.5
Other	7.7	9.5
Total	100.0%	100.0%

At December 31, 2019, there were 121 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 74 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2019 and 2018:

		Years Ended December 31,
	2019			2018
(in millions)	Maximum	Minimum	Maximum		Minimum
Multi-family	5.42%	2.05%	5.68%		2.05%
Retail	6.36	6.36	5.48		3.82
Office	4.66	1.75	5.10		3.66
Hotel	-	-	4.80		4.40
Industrial	-	-	2.11		2.11
Other	5.74	2.99	5.51		2.10

The Company did not reduce any interest rates during 2019 and 2018.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 85.0 percent and 95.0 percent in 2019 and 2018, respectively.

At December 31, 2019, the Company held $15 million in impaired mortgages with no related allowances for credit losses and $15 million in impaired loans without a related allowance. At December 31, 2018, the Company held no impaired mortgages with or without related allowances for credit losses. The Company's average recorded investment in impaired loans was $7 million and $19 million, at December 31, 2019 and 2018, respectively. The Company recognized $1 million of interest income for 2019, no interest income for 2018 and $2 million in 2017. The Company recognizes interest income on its impaired mortgage loans upon receipt.

24

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

		December 31,
(in millions)	2019	2018	2017
Balance, beginning of year	$49	$43	$44
Additions (reductions) charged to unrealized capital loss	-	6	5
Direct write-downs charged against allowance	(2)	-	(6)
Balance, end of year	$47	$49	$43

During 2019, the Company derecognized $15 million mortgage loans and recognized $15 million real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

		December 31,
(in millions)		2019	2018
Current		$7,149	$6,600
30	- 59 days past due	2	1
60	- 89 days past due	1	-
90	- 179 days past due	-	-
Greater than 180 days past due		1	-
Total		$7,153	$6,601

At December 31, 2019 and 2018, the Company had mortgage loans outstanding under participant or co-lender agreements of $5.3 billion and $4.9 billion, respectively.

In addition, the Company had $15 million in restructured loans for 2019 and had no restructured loans at December 31, 2018.

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2019 and 2018. In 2019, the Company had no outstanding commitment to debtors that hold loans with restructured terms. In 2018, the Company had no outstanding commitment to debtors that hold loans with restructured terms.

Real Estate

The following table presents the components of the Company's investment in real estate:

	December 31,
(in millions)	2019	2018
Properties occupied by the Company	$5	$4
Properties held for production of income	-	-
Properties held for sale	-	25
Total	$5	$29

In 2019, the Company recognized $1 million loss on the sale of real estate property. In 2018 the Company did not recognize any gains or losses, and in 2017, the Company recognized $10 million in gains on the sale of real estate property. The Company did not recognize any impairment write-downs for 2019. The Company recognized $12 million

25

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

in impairment write-downs for its investments in real estate during 2018 and did not recognize any impairments write- downs during 2017.

Other Invested Assets

The following table presents the components of the Company's other invested assets:

	December 31,
(in millions)	2019	2018
Investments in limited liability companies	$253	$328
Investments in limited partnerships	519	372
Other unaffiliated investments	219	191
Receivable for securities	45	79
Initial margin for futures	4	4
Non-admitted assets	(1)	(12)
Total	$1,039	$962

The Company utilizes the look-through approach in valuing its investments in affiliated real estate investments which had an aggregate value of $265 million at December 31, 2019. The financial statements for the related holding companies are not audited and the Company has limited the value of its investment in these holding companies to the value contained in the audited financial statements of the lower tier entities owned by each of the respective intermediate holding company entities including adjustments of SCA entities and/or non-SCA entities. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures and partnerships of $32 million, $19 million and $30 million during 2019, 2018 and 2017, respectively.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2019	2018	2017
Bonds	$1,735	$1,767	$1,585
Preferred stocks	2	2	2
Common stocks	1	-	-
Cash and short-term investments	25	2	1
Mortgage loans	303	296	255
Real estate	6	8	5
Contract loans	30	31	33
Derivatives	53	56	(24)
Investment income from affiliates	54	36	212
Other invested assets	35	61	82
Gross investment income	2,244	2,259	2,151
Investment expenses	(90)	(70)	(71)
Net investment income	$2,154	$2,189	$2,080

* Includes amounts for the occupancy of Company-owned property of $1 million in 2019, none in 2018 and $1 million in 2017.

26

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years Ended December 31,
(in millions)	2019	2018	2017
Bonds	$70	$(64)	$(26)
Preferred stocks	3	-	-
Common stocks	(1)	-	-
Cash and short-term investments	-	2	(7)
Mortgage loans	(28)	(13)	(8)
Real estate	(1)	(12)	10
Derivatives	74	37	(93)
Other invested assets	41	10	(13)
Realized capital gains (losses)	158	(40)	(137)
Federal income tax (expense) benefit	(33)	8	48
Net (gains) losses transferred to IMR	(54)	18	(11)
Net realized capital gains (losses)	$71	$(14)	$(100)

During 2019, 2018 and 2017, the Company recognized $24 million, $44 million and $44 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years Ended December 31,
(in millions)	2019	2018	2017
Proceeds	$2,900	$3,323	$2,493
Gross realized capital gains	$139	$35	$67
Gross realized capital losses	(39)	(60)	(26)
Net realized capital gains (losses)	$100	$(25)	$41

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years Ended December 31,
(in millions)	2019	2018	2017
Bonds	$27	$(72)	$112
Preferred and common stocks	(30)	25	(2)
Mortgage loans	55	(45)	47
Derivatives	67	80	(70)
Other invested assets	(31)	(33)	24
Federal income tax benefit (expense)	(32)	13	(31)
Net change in unrealized gains (losses) of investments	$56	$(32)	$80

27

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5* Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5* Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5* Securities		Aggregate BACV		Aggregate Fair Value
			(in millions)		(in millions)

	2019	2018	2019	2018	2019	2018
Bonds -AC	6	14	$17	$117	$17	$115
LB&SS -AC	-	-	-	-	-	-
Preferred Stock -AC	-	2	-	4	-	6
Preferred Stock -FV	-	-	-	-	-	-
Total	6	16	$17	$121	$17	$122

AC-Amortized Cost

FV-Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

As of December 31, 2019 and 2018, the Company had bonds loaned with a fair value of approximately $1.1 billion and $351 million, respectively, to unaffiliated parties as part of the securities lending program. These loaned securities are classified as bonds on the Company's balance sheet.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2019	2018
30 days or less	$218	$25
31 to 60 days	416	56
61 to 90 days	533	278
Greater than 90 days	-	-
Subtotal	1,167	359
Securities collateral received	-	-
Total collateral received	$1,167	$359

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2019		December 31, 2018
	Amortized		Amortized
(in millions)	Cost	Fair Value	Cost	Fair Value
Open positions	$1,173	$1,173	$354	$354
Subtotal	1,173	1,173	354	354
Securities collateral received	-	-	-	-
Total collateral reinvested	$1,173	$1,173	$354	$354

Repurchase Agreements

At December 31, 2019 and 2018, bonds with a fair value of approximately $27 million and $40 million respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2019	2018
Open positions	$-	$39
30 days or less	-	-
31 to 60 days	-	-
61 to 90 days	-	-
Greater than 90 days	15	-
Subtotal	15	39
Securities collateral received	-	-
Total collateral received	$15	$39

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2019:

			FIRST		SECOND		THIRD		FOURTH
(in millions)			QUARTER		QUARTER		QUARTER		QUARTER
a. Maximum Amount
1.	Open - No Maturity			$39		$28		$8	$37
2.	Overnight			15		9		5	37
3.	2 Days to 1 Week			4		22		-	15
4.	> 1 Week to 1 Month			-		-		-	-
5.	> 1 Month to 3 Months			-		-		-	-
6.	> 3 Months to 1 Year			-		-		-	-
7.	> 1	Year		-		-		-	-
b. Ending Balance
1.	Open - No Maturity			$20		$8		$7	$-
2.	Overnight			-		-		-	-
3.	2 Days to 1 Week			-		-		-	15
4.	> 1	Week to 1 Month		-		-		-	-
5.	> 1	Month to 3 Months		-		-		-	-
6.	> 3 Months to 1 Year			-		-		-	-
7.	> 1	Year		-		-		-	-

The following table presents the Company's liability to return collateral for the year ended December 31, 2019:

		FIRST		SECOND		THIRD		FOURTH
(in millions)		QUARTER		QUARTER		QUARTER		QUARTER
a. Maximum Amount
1.	Cash (Collateral - All)		$59		$59		$13	$89
2.	Securities Collateral (FV)		-		-		-	-
b. Ending Balance
1.	Cash (Collateral - All)		$20		$8		$7	$15
2.	Securities Collateral (FV)		-		-		-	-

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2019		December 31, 2018
	Amortized		Amortized
(in millions)	Cost	Fair Value	Cost	Fair Value
Open positions	$25	$27	$41	$40
Greater than three years	-	-	-	-
Subtotal	25	27	41	40
Securities collateral received	-	-	-	-
Total collateral reinvested	$25	$27	$41	$40

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2019:

		FIRST		SECOND		THIRD	FOURTH
(in millions)		QUARTER		QUARTER		QUARTER	QUARTER
a. Maximum Amount
1.	BACV		$-		$-	$-	$-
2.	Nonadmitted - Subset of BACV		-		-	-	-
3.	Fair Value		-		-	-	-
b. Ending Balance
1.	BACV		$20		$12	$15	$25
2.	Nonadmitted - Subset of BACV		-		-	-	-
3.	Fair Value		21		12	15	27

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2019:

		1		2		3	4
(in millions)		None		NAIC 1		NAIC 2	NAIC 3
Ending Balance
a. Bonds - BACV			$-		$6	$2	$8
b. Bonds - FV			-		7	2	9
c. LB & SS - BACV			-		-	-	-
d. LB & SS - FV			-		-	-	-
e. Preferred Stock - BACV			-		-	-	-
f. Preferred Stock - FV			-		-	-	-
g. Common Stock			-		-	-	-
h. Mortgage Loans - BACV			-		-	-	-
i. Mortgage Loans - FV			-		-	-	-
j. Real Estate	- BACV		-		-	-	-
k. Real Estate	- FV		-		-	-	-
l. Derivatives -	BACV		-		-	-	-
m. Derivatives - FV			-		-	-	-
n. Other Invested Assets - BACV			-		-	-	-
o. Other Invested Assets - FV			-		-	-	-
p. Total Assets - BACV			-		6	2	8
q. Total Assets - FV			-		7	2	9

		5		6		7	8
(in millions)		NAIC 4		NAIC 5		NAIC 6	Non-Admitted
Ending Balance
a. Bonds - BACV			$9		$-	$-	$-
b. Bonds - FV			9		-	-	-
c. LB & SS - BACV			-		-	-	-
d. LB & SS - FV			-		-	-	-
e. Preferred Stock - BACV			-		-	-	-
f. Preferred Stock - FV			-		-	-	-
g. Common Stock			-		-	-	-
h. Mortgage Loans - BACV			-		-	-	-
i. Mortgage Loans - FV			-		-	-	-
j. Real Estate	- BACV		-		-	-	-
k. Real Estate	- FV		-		-	-	-
l. Derivatives -	BACV		-		-	-	-
m. Derivatives - FV			-		-	-	-
n. Other Invested Assets - BACV			-		-	-	-
o. Other Invested Assets - FV			-		-	-	-
p. Total Assets - BACV			9		-	-	-
q. Total Assets - FV			9		-	-	-

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company's restricted assets:

	December 31,
(in millions)	2019	2018
On deposit with states	$3	$3
Securities lending	1,019	338
Collateral held on securities lending	1,167	359
FHLB stock and collateral pledged	472	486
Subject to repurchase agreements	25	41
Collateral for derivatives	17	37
Other restricted assets	251	2
Total	$2,954	$1,266

6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•An interest rate above prime to borrowers who do not qualify for prime rate loans;

•Borrowers with low credit ratings (FICO scores);

•Interest-only or negative amortizing loans;

•Unconventionally high initial loan-to-value ratios;

•Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•Borrowers with less than conventional documentation of their income and/or net assets;

•Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

•Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant "payment shock" when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company's exposure is through other investments, primarily in RMBS, as described above.

32

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company's investments with subprime exposures:

		Book
		Adjusted		OTTI
		Statement		Recognized
(in millions)	Actual Cost	Value	Fair Value	to Date
December 31, 2019
In general account:
RMBS	$388	$377	$470	$(45)
CDOs	351	343	355	(10)
Total subprime exposure	$739	$720	$825	$(55)
December 31, 2018
In general account:
RMBS	$464	$463	$547	$(44)
CDOs	372	367	380	(10)
Total subprime exposure	$836	$830	$927	$(54)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. The Company has determined that its derivative financial instruments do not qualify for hedge accounting. As a result, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company's exchange traded futures contracts relates to the one day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $67 million in 2019, unrealized capital gain of $80 million in 2018 and unrealized capital loss of $71 million in 2017, related to derivatives that did not qualify for hedge accounting.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

33

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company's interest rate hedging derivative instruments include

(1)interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company's net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company's admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

34

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the notional amounts, statement values and fair values of the Company's derivative instruments:

	December 31, 2019			December 31, 2018
	Contract or			Contract or
	Notional	Statement		Notional	Statement
(in millions)	Amount	Value	Fair Value	Amount	Value	Fair Value
Assets:
Interest rate contracts	$797	$16	$16	$2,337	$40	$50
Foreign exchange contracts	1,501	100	100	1,579	109	109
Equity contracts	6,387	632	632	5,680	380	380
Derivative assets, gross	8,685	748	748	9,596	529	539
Counter party netting*	-	(500)	(500)	-	(316)	(361)
Derivative assets, net	$8,685	$248	$248	$9,596	$213	$178
Liabilities:
Interest rate contracts	$693	$11	$11	$524	$5	$51
Foreign exchange contracts	1,167	37	37	802	25	25
Equity contracts	3,482	453	453	3,023	288	288
Derivative liabilities, gross	5,342	501	501	4,349	318	364
Counter party netting*	-	(500)	(500)	-	(316)	(361)
Derivative liabilities, net	$5,342	$1	$1	$4,349	$2	$3

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2019		December 31, 2018
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$748	$501	$529	$318
Amount offset	(500)	(500)	(316)	(316)
Net amount presented in the Statement of Admitted
Assets, Liabilities, and Capital and Surplus	$248	$1	$213	$2

8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company's derivative financial instruments with concentrations of credit risk:

	December 31, 2019		December 31, 2018
	Contract or		Contract or
	Notional	Final Maturity	Notional	Final Maturity
(in millions)	Amount	Date	Amount	Date
Derivative assets:
Interest rate contracts	$797	2/17/2056 $	2,337	2049
Foreign exchange contracts	1,501	1/6/2050	1,579	2056
Equity contracts	6,387	12/20/2022	5,680	2022
Derivative liabilities:
Interest rate contracts	693	12/5/2050	524	2050
Foreign exchange contracts	1,167	8/25/2056	802	2051
Equity contracts	3,482	12/20/2022	3,023	2022

The credit exposure to the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company's derivative contracts aggregated $64 million and $66 million at December 31, 2019 and 2018, respectively.

35

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

•Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

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Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company's financial instruments not measured at fair value compared to their statement values:

		Admitted
	Aggregate	Assets or
(in millions)	Fair Value	Liabilities	Level 1	Level 2	Level 3
December 31, 2019
Assets:	$38,338	$36,050	$-	$33,039	$5,299
Bonds
Preferred stocks	57	42	4	47	6
Common stocks	16	16	-	16	-
Cash, cash equivalents	232	232	16	216	-
and short-term investments
Mortgage loans	7,505	7,153	-	-	7,505
Contract loans	576	576	-	-	576
Receivables for securities	44	44	-	44	-
Securities lending reinvested collateral assets	1,173	1,173	-	1,173	-
Separate account assets	372	372	-	372	-
Liabilities:	50,213	42,042	-	-	50,213
Policy reserves and contractual liabilities
Payable for securities	44	44	-	44	-
Payable for securities lending	1,167	1,167	-	1,167	-

December 31, 2018
Assets:
Bonds	$35,942	$35,768	$-	$30,077	$5,865
Preferred stocks	46	41	3	32	11
Common stocks	16	16	-	16	-
Cash, cash equivalents
and short-term investments	189	189	143	46	-
Mortgage loans	6,647	6,601	-	-	6,647
Contract loans	609	609	-	-	609
Derivatives	-	35	-	-	-
Receivables for securities	79	79	-	79	-
Securities lending reinvested collateral assets	354	354	-	354	-
Separate account assets	298	298	-	298	-
Liabilities:
Policy reserves and contractual liabilities	44,188	41,072	-	-	44,188
Payable for securities	78	78	-	78	-
Payable for securities lending	359	359	-	359	-

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange- traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

39

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

				Counterparty
(in millions)	Level 1	Level 2	Level 3	Netting*	Total
December 31, 2019
Assets at fair value:
Bonds	$-	$2	$-	$-	$2
Industrial and miscellaneous
Total bonds	-	2	-	-	2
Common stock
Industrial and miscellaneous	-	-	6	-	6
Total common stock	-	-	6	-	6
Derivative assets:	-	16	-	-	16
Interest rate contracts
Foreign exchange contracts	-	100	-	-	100
Equity contracts	1	618	13	-	632
Counterparty netting	-	-	-	(500)	(500)
Total derivative assets	1	734	13	(500)	248
Separate account assets	37,637	149	-	-	37,786
Total assets at fair value	$37,638	$885	$19	$(500)	$38,042
Liabilities at fair value:
Derivative liabilities:	$-	$11	$-	$-	$11
Interest rate contracts
Foreign exchange contracts	-	37	-	-	37
Equity contracts	1	452	-	-	453
Counterparty netting	-	-	-	(500)	(500)
Total derivative liabilities	1	500	-	(500)	1
Total liabilities at fair value	$1	$500	$-	$(500)	$1
December 31, 2018
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$1	$7	$-	$8
Total bonds	-	1	7	-	8
Common stock
Industrial and miscellaneous	1	-	4	-	5
Total common stock	1	-	4	-	5
Derivative assets:
Foreign exchange contracts	-	109	-	-	109
Equity contracts	3	375	2	-	380
Counterparty netting	-	-	-	(316)	(316)
Total derivative assets	3	484	2	(316)	173
Separate account assets	32,046	147	-	-	32,193
Total assets at fair value	$32,050	$632	$13	$(316)	$32,379
Liabilities at fair value:
Derivative liabilities:
Foreign exchange contracts	-	25	-	-	25
Equity contracts	2	285	-	-	287
Counterparty netting	-	-	-	(316)	(316)
Total derivative liabilities	2	310	-	(316)	(4)
Total liabilities at fair value	$2	$310	$-	$(316)	$(4)

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

40

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

		Common	Derivative
(in millions)	Bonds	Stocks	Assets	Total Assets
Balance, January 1, 2018	$2	$3	$-	$5
Total realized/unrealized capital gains or losses:
Included in net income	1	-	-	1
Included in surplus	-	-	(5)	(5)
Purchases, issuances and settlements	23	-	7	30
Transfers into Level 3	18	-	-	18
Transfers out of Level 3	(37)	-	-	(37)
Balance, December 31, 2018	$7	$3	$2	$12
Total realized/unrealized capital gains or losses:
Included in net income	(1)	(1)	-	(2)
Included in surplus	2	-	7	9
Purchases, issuances and settlements	(7)	(10)	4	(13)
Transfers into Level 3	5	14	-	19
Transfers out of Level 3	(5)	-	-	(5)
Balance, December 31, 2019	$1	$6	$13	$20

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2019 and 2018, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2019 and 2018 may include changes in fair value that were attributable to both observable inputs (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2019.

Gross Basis Fair Value Measurements

The following table presents the Company's derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)		Level 1	Level 2	Level 3	Total
December 31, 2019
Derivative assets at fair value		$1	$734	$13	$748
Derivative liabilities at fair value		1	500	-	501
December 31, 2018
Derivative assets at fair value		$4	$483	$2	$489
Derivative liabilities at fair value		2	311	-	313
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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

			December 31, 2019
			Separate	Separate
			account with	account		% of
(in millions)		General account	guarantees	nonguaranteed	Total	Total
(1)	Subject to discretionary withdrawal :
	a. With market value adjusted	$821	$381	$13,559	$14,761	33.35%
	b. At book value less current surrender
	charge of 5% or more	5,315	-	-	5,315	12.01%
	c. At fair value	-	-	6,245	6,245	14.11%
	d. Total with market adjustment or at fair value	6,136	381	19,804	26,321	59.47%
	e. At book value without adjustment
	(minimal or no charge or adjustment)	17,191	-	-	17,191	38.84%
(2)	Not subject to discretionary withdrawal	721	-	25	746	1.69%
(3)	Total (gross: direct + assumed)	$24,048	$381	$19,829	$44,258	100.00%
(4)	Reinsurance ceded	-	-	-	-
(5)	Total (net)* (3) - (4)	$24,048	$381	$19,829	$44,258
(6)	Amount included in A(1)b above that will move
	to A(1)e in the year after statement date:	$167	$-	$-	$167

*Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B.Group Annuities:

			December 31, 2019
			Separate	Separate
			account with	account		% of
(in millions)		General account	guarantees	nonguaranteed	Total	Total
(1)	Subject to discretionary withdrawal :
	a. With market value adjusted	$834	$-	$1,944	$2,778	9.00%
	b. At book value less current surrender
	charge of 5% or more	3,945	-	-	3,945	12.78%
	c. At fair value	-	140	15,855	15,995	51.83%
	d. Total with market adjustment or at fair value	4,779	140	17,799	22,718	73.61%
	e. At book value without adjustment
	(minimal or no charge or adjustment)	8,002	-	-	8,002	25.93%
(2)	Not subject to discretionary withdrawal	143	-	-	143	0.46%
(3)	Total (gross: direct + assumed)	$12,924	$140	$17,799	$30,863	100.00%
(4)	Reinsurance ceded	-	-	-	-
(5)	Total (net)* (3) - (4)	$12,924	$140	$17,799	$30,863
(6)	Amount included in B(1)b above that will move
	to B(1)e in the year after statement date:	$445	$-	$-	$445

C. Deposit-Type Contracts (no life contingencies):

			December 31, 2019
			Separate	Separate
			account with	account		% of
(in millions)		General account	guarantees	nonguaranteed	Total	Total
(1)	Subject to discretionary withdrawal :
	a. With market value adjusted	$3,206	$-	$-	$3,206	58.91%
	b. At book value less current surrender
	charge of 5% or more	2	-	-	2	0.04%
	c. At fair value	-	-	-	-	-%
	d. Total with market adjustment or at fair value	3,208	-	-	3,208	58.95%
	e. At book value without adjustment
	(minimal or no charge or adjustment)	1,970	-	-	1,970	36.20%
(2)	Not subject to discretionary withdrawal	264	-	-	264	4.85%
(3)	Total (gross: direct + assumed)	$5,442	$-	$-	$5,442	100.00%
(4)	Reinsurance ceded	-	-	-	-
(5)	Total (net)* (3) - (4)	$5,442	$-	$-	$5,442
(6)	Amount included in C(1)b above that will move
	to C(1)e in the year after statement date:	$-	$-	$-	$-

* Represents annuity reserves reported in separate accounts liabilities.

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2019:

December 31, 2019
	General Account			Separate Account - Nonguaranteed
	Account			Account
(in millions)	value	Cash value	Reserve	value	Cash value	Reserve

ASubject to discretionary withdrawal, surrender values, or policy loans:

(1)	Term policies with cash value	$	- $	- $	-	$	- $	- $	-
(2)	Universal life		-	-	-		-	-	-
(3)	Universal life with secondary guarantees		-	-	-		-	-	-
(4)	Indexed universal life		-	-	-		-	-	-
(5)	Indexed universal life with secondary		-	-	-		-	-	-
(6)	Indexed life		-	-	-		-	-	-
(7)	Other permanent cash value life insurance		-	-	-		-	-	-
(8)	Variable life		-	-	-		-	-	-
(9)	Variable universal life		-	-	-		-	-	-
(10) Miscellaneous reserves			-	-	-		-	-	-

BNot subject to discretionary withdrawal or no cash values

	(1)	Term policies without cash value	XXX	XXX	$-	XXX	XXX	$-
	(2)	Accidental death benefits	XXX	XXX	-	XXX	XXX	-
	(3)	Disability - active lives	XXX	XXX	-	XXX	XXX	-
	(4)	Disability - disabled lives	XXX	XXX	-	XXX	XXX	-
	(5)	Miscellaneous reserves	XXX	XXX	-	XXX	XXX	-
C Total (gross: direct + assumed)			$-	$-	$-	$-	$-	$-
D	Reinsurance ceded		-	-	-	-	-	-
E	Total (net) (C) - (D)		$-	$-	$-	$-	$-	$-

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable annuities. These contracts generally are non- guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company's separate account by certain states, including Texas.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The following table presents separate account assets by product or transaction:

	December 31, 2019		December 31, 2018
		Separate		Separate
	Legally	Accounts Assets	Legally	Accounts Assets
	Insulated	(Not Legally	Insulated	(Not Legally
(in millions)	Assets	Insulated)	Assets	Insulated)
Variable annuities	$37,646	$-	$32,066	$-
Annuities with MVA features	-	372	-	278
DeKalb separate account	140	-	147	-
Total	$37,786	$372	$32,213	$278

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

43

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2019 and 2018 is $452 million and $849 million, respectively.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

	Risk Charge	Guarantees
	paid by the	Paid by the
	Separate	General
(in millions)	Account	Account
2019	$16	$1
2018	17	1
2017	18	2
2016	22	2
2015	23	3

Certain separate accounts relate to experience-rated group annuity contracts that fund defined contribution pension plans. These contracts provide guaranteed interest returns for one quarter only, where the guaranteed interest rate is re-established each quarter based on the investment experience of the separate account. In no event can the interest rate be less than 3 percent. There are guarantees of principal and interest for purposes of plan participant transactions (e.g., participant-directed withdrawals and fund transfers done at market value). The assets and liabilities of these separate accounts are carried at the quoted market value of the underlying assets. This business has been included in Column 1 of the table below.

There was no separate account business seed money at December 31, 2019 and 2018.

The following table presents information regarding the separate accounts:

		Non-indexed	Non-
		Guarantee	guaranteed
		less than or	Separate
(in millions)		equal to 4%	Accounts	Total
December 31, 2019
Premiums, considerations or deposits		$134	$2,096	$2,230
Reserves for accounts with assets at:
Market value		$140	$37,628	$37,768
Amortized costs		381	-	381
Total reserves		$521	$37,628	$38,149
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA		$381	$15,503	$15,884
At market value		140	22,100	22,240
Subtotal		521	37,603	38,124
Not subject to discretionary withdrawal		-	25	25
Total reserves		$521	$37,628	$38,149
December 31, 2018
Premiums, considerations or deposits		$124	$2,402	$2,526
Reserves for accounts with assets at:
Market value		$147	$32,034	$32,181
Amortized costs		298	-	298
Total reserves		$445	$32,034	$32,479
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA		$298	$13,574	$13,872
At market value		147	18,438	18,585
Subtotal		445	32,012	32,457
Not subject to discretionary withdrawal		-	22	22
Total reserves		$445	$32,034	$32,479
	44

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years ended December 31,
(in millions)	2019	2018	2017
Transfers to separate accounts	$2,230	$2,526	$2,086
Transfers from separate accounts	(3,897)	(3,726)	(3,599)
Net transfers from separate accounts	(1,667)	(1,200)	(1,513)
Transfers as reported in the Statutory Statements of Operations	$(1,667)	$(1,200)	$(1,513)

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $28 million and $56 million at December 31, 2019 and 2018, respectively.

GMDB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $307 million and $520 million at December 31, 2019 and 2018, respectively.

GMWB

Certain of the Company's variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to this benefit was $145 million and $321 million at December 31, 2019 and 2018, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

45

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

13. REINSURANCE

At December 31, 2019 and 2018, policy reserves on reinsurance assumed were $100 million and $103 million, respectively.

The Company has modified coinsurance and coinsurance reinsurance agreements with MetLife in Japan, pertaining to certain policies written via its branch in Japan. Under the agreements, the Company assumes liability for a quota share portion of contracts issued by MetLife in Japan that include GMIB and GMWB. The contracts assumed also include a GMDB provision. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions. The benefits provided by the reinsured contracts are assumed with a 50 percent quota share and varied quota share under the modified coinsurance agreements. The agreements are unlimited in duration, but were terminated for new business after March 31, 2009.

The Company calculates total policy reserves for contracts assumed by MetLife in Japan pursuant to AG 43, which includes all assumed GMIB, GMWB and GMDB benefits. MetLife in Japan holds a modified coinsurance reserve for the contracts under the agreements. The Company holds a reserve equal to the excess, if any, of the AG 43 reserve above the modified coinsurance reserve.

In February 2018, VALIC and its U.S. life insurance company affiliates, American General Life Insurance Company and The United States Life Insurance Company in the City of New York, each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), at the time a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Fortitude Group Holdings, LLC (Fortitude Holdings) was formed by AIG to act as a holding company for FRL.

The initial consideration represented the book value of ModCo Assets held by the Company on behalf of FRL and was equal to the ModCo Reserves ceded at the effective date. While there was no net impact from the initial accounting as of the effective date, there was a significant offsetting impact on certain individual line items in the Summary of Operations.

Total returns on the ModCo Assets subsequent to the effective date inure to the benefit of FRL and are reported with the ModCo reserve adjustments. The Company did not receive a ceding commission at contract inception.

The Company completed its initial settlement with FRL in June 2018 and settles all payable or receivable balances quarterly.

On November 13, 2018, AIG completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. Subsequent to this sale, Fortitude Holdings owns 100 percent of the outstanding common shares of FRL and AIG has an 80.1 percent ownership interest in Fortitude Holdings.

On November 25, 2019, AIG entered into a membership interest purchase agreement with Fortitude Holdings, The Carlyle Group L.P. (Carlyle), Carlyle FRL, L.P., an investment fund advised by an affiliate of Carlyle (Carlyle FRL), T&D United Capital Co., Ltd. (T&D) and T&D Holdings, Inc., pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Carlyle FRL will purchase from AIG a 51.6 percent ownership interest in Fortitude Holdings and T&D will purchase from AIG a 25 percent ownership interest in Fortitude Holdings. Upon closing of the Fortitude Sale, AIG will have a 3.5 percent ownership interest in Fortitude Holdings. Additional information about this transaction is set forth in AIG's Parent 10-K for year ending December 31, 2019.

46

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The table below presents the impact of the execution of the ModCo Agreement in February 2018 with an effective date of January 1, 2017, by line item in the Company's statements of assets, liabilities, surplus and other funds and on the summary of operations:

				Balance as of
				December 31, 2019
Statutory Statements of Assets, Liabilities and Capital and Surplus
Funds withheld				$17

		As of and Year	Total Reported	As of and Year
		Ended December	at	Ended
Increase (Decrease)	Initial	31, 2018 and	December 31,	December 31,
(in millions)	Accounting	2017	2018	2019
Statutory Statement of Operations
Premiums and annuity considerations	$(592)	$-	$(592)	$-
Commissions and expense allowances	-	-	-	-
Reserve adjustments on reinsurance ceded	592	(93)	499	(40)
Total revenues	-	(93)	(93)	(40)
Death benefits	-	-	-	-
Annuity benefits	-	(29)	(29)	(14)
Surrender benefits	-	-	-	-
Other benefits	-	(71)	(71)	(32)
Total benefits and expenses	-	(100)	(100)	(46)
Net gain from operations before dividends to
policyholders and federal income taxes	-	7	7	6
Dividends to policyholders	-	-	-	-
Net gain from operations after dividends to
policyholders and before federal income	$-	$7	$7	$6

14. FEDERAL INCOME TAXES

U.S. Tax Reform Overview

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

The Tax Act includes provisions for Global Intangible Low-Taxed Income ("GILTI"), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax ("BEAT"), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. While the U.S. tax authorities issued formal guidance, including recently issued proposed and final regulations for BEAT and other provisions of the Tax Act, there are still certain aspects of the Tax Act that remain unclear and subject to substantial uncertainties. Additional guidance is expected in future periods. Such guidance may result in changes to the interpretations and assumptions the Company made and actions the Company may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, the Company treats BEAT as a period tax charge in the period the tax is incurred and has made an accounting policy election to treat GILTI taxes in a similar manner. No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2019.

47

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2019			December 31, 2018					Change
(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary		Capital	Total
Gross DTA	$469	$257	$726	$317	$226	$543	$152		$31	$183
Statutory valuation allowance adjustment	-	-	-	-	54	54	-		(54)	(54)
Adjusted gross DTA	469	257	726	317	172	489	152		85	237
DTA non-admitted	365	257	622	239	172	411	126		85	211
Net admitted DTA	104	-	104	78	-	78	26		-	26
DTL	32	-	32	29	-	29	3		-	3
Total	$72	$-	$72	$49	$-	$49	$23	$	- $	23

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2019			December 31, 2018						Change
(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total		Ordinary		Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior
years recoverable through loss
carry backs	$-	$-	$-	$-	$-	$-	$	- $		- $	-
Adjusted gross DTA expected to be
realized (excluding amount of DTA
from above) after application of the
threshold limitation	72	-	72	49	-	49		23		-	23
1. Adjusted gross DTA expected
to be realized following the
reporting date	72	-	72	49	-	49		23		-	23
2. Adjusted gross DTA allowed
per limitation threshold	-	-	469	-	-	477		-		-	(8)
Adjusted gross DTA (excluding the
amount of DTA from above) offset
by gross DTL	32	-	32	29	-	29		3		-	3
DTA admitted as the result of
application of SSAP 101	$104	$-	$104	$78	$-	$78		$26	$	- $	26

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years ended December 31,
($ in millions)	2019	2018
Ratio percentage used to determine recovery period and threshold limitation amount	828%	789%
Amount of adjusted capital and surplus used to determine recovery period and
threshold limitation amount	$3,125	$3,181

The Company has no tax planning strategies used in the determination of adjusted gross DTA's or net admitted DTA's.

The Company's planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

48

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2019	2018	2017
Current income tax expense
Federal	$303	$189	$218
Federal income tax on net capital gains (losses)	33	(9)	(48)
Federal income tax incurred	$336	$180	$170

	Years Ended December 31,
(in millions)	2019	2018	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$102	$98	$4
Investments	20	31	(11)
Deferred acquisition costs	157	8	149
Fixed assets	125	115	10
Compensation and benefits accrual	-	-	-
Tax credit carryforward	56	61	(5)
Other (including items less than 5% of total ordinary tax assets)	9	4	5
Subtotal	469	317	152
Non-admitted	365	239	126
Admitted ordinary deferred tax assets	104	78	26
Capital:
Investments	257	226	31
Subtotal	257	226	31
Statutory valuation allowance adjustment	-	54	(54)
Non-admitted	257	172	85
Admitted capital deferred tax assets	-	-	-
Admitted deferred tax assets	104	78	26
Deferred tax liabilities:
Ordinary:
Investments	32	19	13
Policyholder reserves	-	10	(10)
Other (including items less than 5% of total ordinary tax liabilities)	-	-	-
Subtotal	32	29	3
Capital:
Other (including items less than 5% of total capital tax liabilities)	-	-	-
Subtotal	-	-	-
Deferred tax liabilities	32	29	3
Net deferred tax assets	$72	$49	$23

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non- admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2019	2018	Change
Total adjusted deferred tax assets	$726	$489	$237
Total deferred tax liabilities	32	29	3
Net adjusted deferred tax assets	$694	$460	234
Tax effect of unrealized capital gains (losses)			33
Tax effect of unrealized gains (losses) recorded in cumulative effect of
changes in accounting principle			(7)
Change in net deferred income tax			$260

49

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2019		December 31, 2018		December 31, 2017
		Effective		Effective		Effective
(in millions)	Amount	Tax Rate	Amount	Tax Rate	Amount	Tax Rate
Income tax expense at applicable rate	$161	21.0%	$181	21.0%	$287	35.0%
Change in valuation adjustment	(54)	(7.0)	54	6.3	(102)	(12.4)
Dividends received deduction	(26)	(3.3)	(23)	(2.7)	(56)	(6.9)
Amortization of interest maintenance reserve	6	0.8	(11)	(1.2)	(9)	(1.1)
Prior year return true-ups and adjustments	(15)	(1.8)	(8)	(0.9)	(6)	(0.8)
Change in non-admitted assets	-	(0.1)	3	0.3	7	0.9
Impact of Tax Act	-	-	-	-	275	33.4
Surplus adjustments	(1)	(0.1)	-	-	24	2.9
Other permanent adjustments	-	-	-	-	5	0.7
Disregarded entities	-	-	-	-	1	0.1
Tax credit expiration	5	0.5	-	-	-	-
Statutory income tax expense	$76	10.0%	$196	22.8%	$426	51.8%
Federal income taxes incurred	$336	43.8%	$180	20.9%	$171	20.8%
Change in net deferred income taxes	(260)	(33.8)	16	1.9	255	31.0
Statutory income tax expense	$76	10.0%	$196	22.8%	$426	51.8%
At December 31, 2019, the Company had the following foreign tax credits carryforwards:
(in millions)
Year Expires						Amount
2020							$8
2021						10
2022							7
2023							8
2024							4
Total						$37
At December 31, 2019, the Company had no operating loss carryforwards or capital loss carryforwards.
At December 31, 2019, the Company had the following general business credit carryforwards:
(in millions)
Year Expires					Amount
2028							$6
2029							4
2030							1
2033							8
Total						$19

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2017	$48
2018	-
2019	100
Total	$148

In general, realization of DTAs depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $726 million and concluded that no valuation allowance was required at December 31, 2019.

50

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Similarly, the Company concluded that a valuation allowance of $54 million was required on the DTAs of $543 million at December 31, 2018.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The Company joins in the filing of a consolidated federal income tax return with AIG Parent.

The Company has a written agreement with AIG Parent under which each subsidiary agrees to pay AIG Parent an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG Parent agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2019	2018
Gross unrecognized tax benefits at beginning of year	$17	$16
Increases in tax position for prior years	-	1
Decreases in tax position for prior years	-	-
Gross unrecognized tax benefits at end of year	$17	$17

As of December 31, 2019 and 2018, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $17 million.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At December 31, 2019 and 2018, the Company had accrued $5 million and $4 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In both 2019 and 2018, the Company recognized expense of less than $1 million of interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2019, such proposed adjustments would not have resulted in a material change to the Company's financial condition, although it is possible that the effect could be material to the Company's results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examination for the taxable years 2007-2013. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001-2019 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2019.

51

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Alternative Minimum Tax Credit

(in millions)		2019
(1)	Gross AMT Credit Recognized as:
a.	Current year recoverable	$-
b.	Deferred tax asset (DTA)	-
(2)	Beginning balance of AMT credit carryforward	$-
(3)	Amounts recovered	-
(4)	Adjustments	-
(5)	Ending Balance of AMT credit carryforward (5=2-3-4)	-
(6)	Reduction for sequestration	-
(7)	Nonadmitted by reporting entity	-
(8)	Reporting entity ending balance (8=5-6-7)	$-

15. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer's size, but also on the risk profile of the insurer's operations. At December 31, 2019, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a twelve-month period, measured retrospectively from the date of payment, which the Company can pay without obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company's statutory surplus as regards to policyholders at the preceding December 31; or (2) the Company's preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2020 without prior approval of the TDI is $361 million. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2019, 2018 and 2017:

			Amount
Date	Type	Cash or Non-cash	(in millions)
2019
March 28, 2019	Extraordinary	Cash	$174
June 26, 2019	Extraordinary	Cash	174
September 25, 2019	Extraordinary	Cash	274
2018
March 27, 2018	Ordinary	Cash	$49
June 26, 2018	Ordinary	Cash	100
September 24, 2018	Ordinary	Cash	100
December 26, 2018	Ordinary	Cash	400
2017
March 30, 2017	Return of Capital	Cash	$23
March 30, 2017	Extraordinary	Cash	2
June 29, 2017	Extraordinary	Cash	114
September 28, 2017	Extraordinary	Cash	140
December 26, 2017	Extraordinary	Cash	90
	52

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

16. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company's employees participate in various AIG Parent-sponsored defined benefit pension and postretirement plans. AIG Parent, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG Parent's allocation of the Company's share of expenses from the plans based on participants' earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years ended December 31,
(in millions)	2019	2018	2017
Defined benefit plans	$(2)	$(10)	$(3)

Defined Contribution Plan

AIG Parent sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS- imposed limitations.

Effective January 1, 2016, AIG Parent provides participants in the plan an additional fully vested, non-elective, non- discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company's pre-tax expense associated with this plan were $20 million, $19 million and $18 million in 2019, 2018 and 2017, respectively.

Share-based and Deferred Compensation Plans

During 2016 and 2015, certain Company employees were granted performance share units under the AIG Parent 2013 Long Term Incentive Plan that provide them the opportunity to receive shares of AIG Parent common stock base on AIG Parent achieving specified performance goals at the end of a three-year performance period and the employee satisfies service requirements. The Company recognized compensation expense of $9 million for 2019. The Company recognized compensation expense of $8 million per year for 2018 and 2017.

Prior to 2013, some of the Company's officers and key employees were granted restricted stock units and stock appreciation rights that provide for cash settlement linked to the value of AIG Parent common stock if certain requirements were met. The Company recognized an expense under $1 million for unsettled awards during both 2019 and 2018.

53

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

17. DEBT

The Company is a member of the FHLB of Dallas.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company's ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company's obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company's liability under advances borrowed.

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2019	2018
Membership stock - Class B	$7	$7
Activity stock	9	9
Excess stock	1	-
Total	$17	$16
Actual or estimated borrowing capacity as determined by the insurer	$2,263	$2,547
The Company did not hold any Class A at either December 31, 2019 or 2018.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2019		December 31, 2018
	Amortized		Amortized
(in millions)	Cost	Fair Value	Cost	Fair Value
Amount pledged	$472	$491	$486	$484
Maximum amount pledged during reporting period	$486	$486	$488	$478

The Company's borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreement amounts and maximum borrowings from the FHLB:

	December 31,
(in millions)	2019	2018
Maximum amount borrowed during reporting period	$209	$214

While the funding agreements are presented herein to show all amounts received from the FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company's intent is to earn a spread and not to fund operations. There were no advances taken by the Company as debt which were outstanding at December 31, 2019 and 2018.

On February 15, 2018 the Company entered into a funding agreement with FHLB of Dallas in the amount of $209 million for a 10-year term with a floating interest rate.

54

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

18. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $600 million and $206 million at December 31, 2019 and 2018, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2019, $272 million are currently expected to expire in 2020 and the remainder by 2023, based on the expected life cycle of the related fund, and the Company's historical funding trends for such commitments.

At December 31, 2019 and 2018, the Company had $325 million and $281 million, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $88 million are expected to expire in 2020 and the remainder by 2025, based on the expected life cycle of the related loans, and the Company's historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2019, the future minimum lease payments under the operating leases are as follows:

(in millions)

2020	$3
2021	2
2022	2
2023	1
2024	1
Remaining years after 2024	-
Total	$9

Rent expense was $4 million in 2019, and $3 million in both 2018 and 2017.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company's financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

55

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company had accrued $8 million for these guarantee fund assessments at December 31, 2019 and 2018. The Company had receivables of $3 million at December 31, 2019 and 2018, for expected recoveries against the payment of future premium taxes.

The Company is not subject to the risk-sharing provisions of the Affordable Care Act.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company's activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions.

The Company and its distributors are subject to laws and regulations regarding the standard of care applicable to sales of its products and the provision of advice to its customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. The Company continues to closely follow these legislative and regulatory activities. Changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, may affect the Company's businesses, results of operations and financial condition. While the Company cannot predict the long-term impact of these legislative and regulatory developments on the Company's business, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace.

The SECURE Act (Setting Every Community Up for a Retirement Enhancement Act) includes a number of provisions aimed at increasing retirement savings, including repealing the maximum age for traditional IRA contributions, increasing the age for required minimum distributions from retirement accounts and incentivizing small businesses to start new retirement plans for employees. SECURE Act was signed into law as part of broader federal legislation on December 20, 2019, with many provisions effective January 1, 2020. The Company is evaluating the full impact of the SECURE Act on its businesses and operations and will implement and/or modify processes and procedures, where needed, to comply with this new law.

19. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

AIG Parent formed Fortitude Group Holdings, LLC (Fortitude Holdings) to act as a holding company for Fortitude Re. On November 13, 2018, AIG Parent completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. (Carlyle) (the Fortitude Re Closing). Fortitude Holdings owns 100 percent of the outstanding common shares of Fortitude Re and AIG Parent has an 80.1 percent ownership interest in Fortitude Holdings. In connection with the sale, AIG Parent agreed to certain investment commitment targets into various Carlyle strategies and to certain minimum investment management fee payments within thirty-six months following the Fortitude Re Closing. AIG Parent also will be required to pay a proportionate amount of an agreed make-whole fee to the extent AIG Parent fails to satisfy such investment commitment targets. In connection with the Fortitude Re Closing, the Company's insurance company subsidiaries, AGL and USL, have each also entered into an investment management agreement with a Carlyle affiliate pursuant to which such subsidiary retained the Carlyle affiliate to manage certain assets in its general account investment portfolio.

56

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

AIG Parent continues to execute initiatives focused on organizational simplification, operational efficiency, and business rationalization. In keeping with AIG's broad and ongoing efforts to transform for long-term competitiveness, AIG Parent recognized restructuring costs of $218 million, $395 million and $413 million of pre-tax restructuring and other costs in 2019, 2018 and 2017, respectively, primarily comprised of employee severance charges.

Additional information on AIG Parent is publicly available in AIG Parent's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company's commercial mortgage loans were transferred to special purpose entities, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. The transfer was accounted for as a sale and the Company derecognized the commercial mortgage loans transferred. The beneficial interests in loan-backed and structured securities and equity interests received by the Company were initially recognized at fair value as unaffiliated investments, as these securities are non-recourse to the issuer, and interest and principal payments are dependent upon the cash flows from the underlying unaffiliated mortgage loans.

Lighthouse VI

During 2013, the Company, along with an affiliate, executed three transactions in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company's Representative Security Account (RSA).

In each transaction, a portion of the Company's securities were transferred to the RSA of the affiliate, AGL, in exchange for other AGL securities.

Ambrose

During 2012, 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (the Ambrose entities). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. These structured securities were designed to closely replicate the interest and principal amortization payments of the transferred securities.

The Ambrose entities received capital commitments from a non-U.S. subsidiary of AIG, which are guaranteed by AIG. Pursuant to these capital commitments, the promissor will contribute funds to the respective Ambrose entity upon demand.

These capital commitments received by the Ambrose entities range from $200 million to $400 million per entity.

American Home Guarantee

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of the agreement, American Home has unconditionally and irrevocably guaranteed insurance policies that the Company issued between March 3, 2003 and December 29, 2006. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for variable products that are subject to the Guarantee.

57

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Affiliate Transactions

The Company purchases or sells securities, at fair market value, to or from affiliates in the ordinary course of business.

During the year ended December 31, 2019, the Company purchased or sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company's Annual Registration Statement and monthly amendments filed with the TDI.

In January 2019, VALIC and several of its U.S. insurance company affiliates established AIGGRE U.S. Real Estate Fund III, LP ("U.S. Fund III"), a real estate investment fund managed by AIGGRE. At the closing of U.S. Fund III on January 2, 2019, the Company made a capital commitment to the fund of up to $296 million, which represents approximately 19.7% equity interests in the fund. In connection with the closing of U.S. Fund III, the Company contributed to the fund its interests in certain real estate equity investments with an aggregate fair value of approximately $63.6 million and received a cash payment of approximately $16.8 million. The Company's unfunded capital commitment to U.S. Fund III upon closing of the fund was approximately $249.2 million.

In March 2019, the Company and several of its U.S. insurance company affiliates established AIGGRE Europe Real Estate Fund II, LP ("Europe Fund II), a real estate investment fund managed by AIGGRE. In connection with the closing of Europe Fund II, the Company made a capital commitment to the fund of up to $100.4 million (representing an approximately 21.7% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments (with an aggregate fair value of approximately $20.6 million) and received a cash payment from the fund (approximately $12.8 million). The Company's unfunded capital commitment to Europe Fund II upon closing of the fund was approximately $92.5 million.

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIG Global Real Estate Investment Corp. (including its investment management affiliates, "AIGGRE"), by contributing such interests to three separate real estate investment funds managed by AIGGRE: AIGGRE U.S. Real Estate Fund I, LP ("U.S. Fund I"), AIGGRE U.S. Real Estate Fund II, LP ("U.S. Fund II" and, together with U.S. Fund I, the "U.S. Funds"), and AIGGRE Europe Real Estate Fund I S.C.SP ("Europe Fund I"). The U.S. Funds each closed on November 1, 2018. In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $36 million (representing approximately 3% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately $66 million and received a cash payment from the fund of approximately $42 million. In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $108 million (representing approximately 4% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately $148.9 million and received a cash payment from the fund of approximately $65.7 million. Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $19.6 million (representing approximately 3% equity interest therein) and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately $19.2 million and received a cash payment from the fund of approximately $6.3 million.

As a result of these transactions, the Company received equity in the Funds equaling the fair value of the assets transferred. The transfer is accounted for at fair value with any gain deferred until permanence of transfer of risk and rewards can be established. Any loss is recognized immediately, if any. The difference between the carrying value of the assets transferred and consideration received is recorded as a basis difference, which will be admitted subject to applicable limits and amortized over the duration of the Funds.

At December 31, 2019, the Company's unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $11.7 million, $16.7 million, $179.3 million, $5.5 million and $108.3 million, respectively.

At December 31, 2018, the Company's unfunded capital commitment to U.S. Fund I, U.S. Fund II and Europe Fund I were approximately $11.9 million, $23.3 million and $8.9 million, respectively.

58

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

In December 2018, The USL transferred bonds to the Company, with an aggregate fair market value of $210 million, in exchange for bonds, leveraged loans and cash of equivalent value. These exchanges were intended to better balance investment risks and returns between the Company and this affiliate.

In October 2017, the Company's subsidiary, AIG Home Loan 3, transferred a portfolio of U.S. residential mortgage loans with a carrying value of approximately $165 million to a newly formed special purpose vehicle. The transaction involved securitization of the transferred loans and the special purpose vehicle issued residential mortgage-backed securities. The residential mortgage-backed securities purchased by the Company from the special purpose vehicle are accounted for as non-affiliated securities and are valued and reported in accordance with the designation assigned by the NAIC Securities Valuation Office and SSAP 43 - Revised – Loan-Backed and Structured Securities.

In May 2017, the Company's wholly owned subsidiary, AIG Home Loan 3, LLC, transferred certain residential mortgage loans (RMLs) to the Company as a return of capital distribution. The RMLs were recorded by the Company in the amount of $525 million, which was the loans' adjusted carrying value at the time of transfer. Prior to the transfer, the RMLs were indirectly owned by the Company through its investment in AIG Home Loan 3, LLC, which was reported on Schedule BA. After the transfer, the RMLs are directly owned by the Company and reported as Schedule B assets.

In February 2017, the Company purchased commercial mortgage loans from certain affiliated AIG domestic property casualty insurance companies for initial cash consideration totaling approximately $197 million, based on the outstanding principal balance of each loan, which was ultimately trued up to fair value based on underlying property appraisals and valuations.

In January and February 2017, the Company purchased investment grade private placement bonds from certain affiliated AIG domestic property casualty insurance companies, at fair market value, for cash consideration totaling approximately $220 million.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG Parent, in which the Company and each such affiliate can borrow monies from AIG Parent subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company's maximum borrowing limit being $500 million.

At December 31, 2019 and 2018, the Company did not have any amounts outstanding under the facility.

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company's investments in non-insurance SCA entities as of December 31, 2019:

		Non-admitted	Admitted	Date of NAIC
(in millions)	Gross Amount	Amount	Asset Amount	Filing
VALIC Retirement Services Company	$4	$4	$-	NA
VALIC Finl Advisors Inc	94	-	94	April 5, 2019
AIG Home Loan 3, LLC	118	-	118	Not Applicable
Selkirk No. 2 Investments	13	-	13	Not Applicable
Selkirk No. 3 Investments	2	-	2	Not Applicable
AIGGRE Europe Real Estate Fund I S. C. SP	4	-	4	Not Applicable
AIGGRE Europe Real Estate Fund II LR Feeder,	6	-	6	Not Applicable
AIGGRE US Real Estate Fund I, LP	11	-	11	Not Applicable
AIGGRE US Real Estate Fund II, LP	9	-	9	Not Applicable
AIGGRE US Real Estate Fund III, LP	34	-	34	Not Applicable
Total	$295	$4	$291
	59

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Operating Agreements

Pursuant to service and expense agreements, AIG and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $390 million, $332 million and $291 million as part of the cost sharing expenses attributed to the Company but incurred by AIG Parent and affiliates in 2019, 2018 and 2017, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company's invested assets are managed by an affiliate. The investment management fees incurred were $39 million in 2019, and $38 million in both 2018 and 2017.

20. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 22, 2020, the date the financial statements were issued.

In March 2020, the outbreak of COVID-19 caused by a novel strain of the coronavirus was recognized as a pandemic by the World Health Organization. The Coronavirus outbreak has resulted in increased economic uncertainty and volatility in both the debt and equity markets. Sufficient information is not available to adequately evaluate the short- term or long-term financial impact to the Company, however these economic conditions may adversely impact the Company's business operations and future financial condition.

21.LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2019 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
						Date of
						Financial
	Amortized Cost	Present Value of				Statement
	Before Current	Projected Cash	Recognized	Amortized Cost	Fair Value at	Where
CUSIP	Period OTTI	Flows	OTTI	After OTTI	Time of OTTI	Reported
949808AP4	$79	$77	$2	$77	$79	3/31/2019
617451CY3	250	-	250	-	85	3/31/2019
126670QT8	38,085	37,913	172	37,913	37,814	3/31/2019
542514UK8	3,232	3,227	5	3,227	3,185	3/31/2019
669971AC7	5,204	4,834	370	4,834	5,111	3/31/2019
456606EZ1	10,956	10,778	178	10,778	10,779	3/31/2019
12667FJC0	9,972	9,858	114	9,858	9,943	3/31/2019
760985TN1	506	504	2	504	489	3/31/2019
86360QAA3	10,631	10,362	269	10,362	10,609	3/31/2019
69371VBG1	1,214	1,211	3	1,211	1,186	3/31/2019
617451CW7	18,188	14,899	3,289	14,899	17,485	3/31/2019
161546EK8	1,739	1,730	9	1,730	1,733	3/31/2019
			60

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
						Date of
	Amortized Cost	Present Value of				Financial
	Before Current	Projected Cash		Amortized Cost	Fair Value at	Statement
CUSIP	Period OTTI	Flows	Recognized OTTI	After OTTI	Time of OTTI	Where Reported
007036UQ7	$2,140	$2,087	$53	$2,087	$2,094	3/31/2019
05946XR62	2,577	2,525	52	2,525	2,539	3/31/2019
12637HAP3	9,444	9,256	188	9,256	8,826	3/31/2019
151314GG0	681	679	2	679	664	3/31/2019
12669DVU9	147	140	7	140	110	3/31/2019
92922F5W4	2,768	2,760	8	2,760	2,757	3/31/2019
Quarterly Total	$117,813	$112,840	$4,973	$112,840	$115,488
46628FAN1	$522	$109	$413	$109	$502	6/30/2019
161546EK8	1,728	1,720	8	1,720	1,725	6/30/2019
264407AA5	13,580	13,105	475	13,105	14,178	6/30/2019
007036UQ7	2,025	1,933	92	1,933	1,979	6/30/2019
05946XR62	2,435	2,406	29	2,406	2,426	6/30/2019
76110WTM8	11,421	11,341	80	11,341	11,107	6/30/2019
Quarterly Total	$31,711	$30,614	$1,097	$30,614	$31,917
76110WTM8	$10,750	$10,653	$97	$10,653	$10,573	9/30/2019
74927XAD4	3,992	3,825	167	3,825	3,919	9/30/2019
22541QR87	891	884	7	884	778	9/30/2019
61761YAB2	25,714	25,321	393	25,321	26,593	9/30/2019
17307GCB2	228	206	22	206	167	9/30/2019
12669DVU9	125	100	25	100	93	9/30/2019
12669FK85	169	137	32	137	104	9/30/2019
Quarterly Total	$41,869	$41,126	$743	$41,126	$42,227
17307GCB2	$203	$197	$6	$197	$165	12/31/2019
52109PAJ4	7,017	7,003	14	7,003	6,993	12/31/2019
007036UQ7	1,807	1,805	2	1,805	1,811	12/31/2019
05946XR62	2,128	2,095	33	2,095	2,122	12/31/2019
007036QE9	3,237	2,995	242	2,995	3,207	12/31/2019
12637HAP3	8,605	8,309	296	8,309	8,092	12/31/2019
45669BAD4	7,401	6,881	520	6,881	7,261	12/31/2019
151314GG0	484	481	3	481	480	12/31/2019
12669DVU9	104	89	15	89	87	12/31/2019
55265K3E7	796	773	23	773	773	12/31/2019
12669FK85	157	88	69	88	94	12/31/2019
92922F5W4	2,350	2,341	9	2,341	2,343	12/31/2019
69374XBS8	185	184	1	184	177	12/31/2019
69374XBQ2	669	653	16	653	632	12/31/2019
69375BBQ9	739	734	5	734	712	12/31/2019
Quarterly Total	$35,882	$34,628	$1,254	$34,628	$34,949
		Year-end total	$8,067

* Structured notes held by the Company that are defined as a Mortgage-Referenced Security by the IAO.

61

Supplemental Information

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2019
Investment income earned:
Government bonds	$27
Bonds exempt from U.S. tax	-
Other bonds (unaffiliated)	1,708
Bonds of affiliates	-
Preferred stocks (unaffiliated)	2
Common stocks (unaffiliated)	-
Common stocks of affiliates	50
Cash and short-term investments	25
Mortgage loans	305
Real estate	6
Contract loans	30
Other invested assets	35
Derivative instruments	53
Miscellaneous income	3
Gross investment income	$2,244
Real estate owned - book value less encumbrances	$5
Mortgage loans - book value:
Commercial mortgages	$6,670
Residential mortgages	489
Mezzanine loans	41
Total mortgage loans	$7,200
Mortgage loans by standing - book value:
Good standing	$7,185
Good standing with restructured terms	14
Interest overdue more than 90 days, not in foreclosure	-
Foreclosure in process	1
Total mortgage loans	$7,200
Partnerships - statement value	$990
Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$-
Common stocks	97
Bonds and short-term investments by class and maturity:
Bonds and short-term investments by maturity - statement value:
Due within one year or less	$2,754
Over 1 year through 5 years	9,606
Over 5 years through 10 years	11,774
Over 10 years through 20 years	7,489
Over 20 years	4,645
Total maturity	$36,268
Bonds and short-term investments by class - statement value:
Class 1	$20,937
Class 2	12,955
Class 3	1,224
Class 4	825
Class 5	239
Class 6	88
Total by class	$36,268
Total bonds and short-term investments publicly traded	$21,343
Total bonds and short-term investments privately placed	14,926
Preferred stocks - statement value	$42
Common stocks - market value	116
Short-term investments - book value	216
Options, caps and floors owned - statement value	196
Collar, swap and forward agreements open - statement value	52
Futures contracts open - current value	(1)
Cash on deposit	6

63

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2019
Life insurance in-force:
Industrial	$-
Ordinary	2
Credit	-
Group	-
Amount of accidental death insurance in-force under ordinary policies	-
Life insurance policies with disability provisions in-force:
Industrial	-
Ordinary	-
Group life	-
Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	26
Income payable	-
Ordinary - involving life contingencies:
Amount on deposit	313
Income payable	-
Annuities:
Ordinary:
Immediate - amount of income payable	$19
Deferred, fully paid - account balance	23,661
Deferred, not fully paid - account balance	-
Group:
Amount of income payable	13
Fully paid - account balance	17,954
Not fully paid - account balance	-
Accident and health insurance - premiums in-force:
Other	$-
Group	-
Credit	-
Deposit funds and dividend accumulations:
Deposit funds - account balance	$-
Dividend accumulations - account balance	-
Claim payments in 2019:
Group accident & health:
2019	$-
2018	-
2017	-
2016	-
2015	-
Prior	-
Other accident & health:
2019	-
2018	-
2017	-
2016	-
2015	-
Prior	-

64

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2019

(in millions)

1. The Company's total admitted assets as of December 31, 2019 are $85.8 billion.

The Company's total admitted assets, excluding separate accounts, as of December 31, 2019 are $47.7 billion.

2.Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

				Percentage of
				Total Admitted
	Issuer	Description of Exposure	Amount	Assets
a.	Senior Direct Lending Program LLC	Bonds	$276	0.60%
b.	JPMorgan Chase & Co	Bonds	214	0.40
c.	State of California	Bonds	185	0.40
d.	Morgan Stanley	Bonds	182	0.40
e.	Bank of America Corporation	Bonds	173	0.40
f.	Verizon Communications Inc.	Bonds	172	0.40
g.	Comcast Corporation	Bonds	151	0.30
h.	Amazon.com, Inc.	Bonds	150	0.30
i.	Sempra Energy	Bonds	140	0.30
j.	CIGNA Corporation	Bonds	136	0.30

3. The Company's total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments				Preferred Stocks
		Percentage of			Percentage of
		Total Admitted		Total Admitted
NAIC Rating	Amount	Assets	NAIC Rating	Amount	Assets
NAIC - 1	$20,937	43.90%	P/RP - 1	$9	- %
NAIC - 2	12,955	27.20	P/RP - 2	29	0.10
NAIC - 3	1,224	2.60	P/RP - 3	-	-
NAIC - 4	825	1.70	P/RP - 4	-	-
NAIC - 5	239	0.50	P/RP - 5	4	-
NAIC - 6	88	0.20	P/RP - 6	-	-
4. Assets held in foreign investments:

					Percentage
					of Total
					Admitted
				Amount	Assets
a. Total admitted assets held in foreign investments				$8,704	18.30%
b. Foreign currency denominated investments				2,331	4.90
c. Insurance liabilities denominated in that same foreign currency				-	-

65

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED) DECEMBER 31, 2019

(in millions)

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

			Percentage
			of Total
			Admitted
		Amount	Assets
a. Countries rated NAIC - 1		$7,705	16.20%
b.	Countries rated NAIC - 2	811	1.70
c.	Countries rated NAIC - 3 or below	188	0.40

6. Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

		Percentage
		of Total
		Admitted
	Amount	Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$2,741	5.70%
Country 2: Australia	1,346	2.80
b. Countries rated NAIC - 2
Country 1: Peru	144	0.30
Country 2: Mexico	143	0.30
c. Countries rated NAIC - 3 or below
Country 1: Turkey	39	0.10
Country 2: South Africa	22	-
7. Aggregate unhedged foreign currency exposure:

		Percentage
		of Total
		Admitted
	Amount	Assets
Aggregate unhedged foreign currency exposure	$2,331	4.90%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

			Percentage
			of Total
			Admitted
		Amount	Assets
a. Countries rated NAIC - 1		$2,322	4.90%
b.	Countries rated NAIC - 2	4	-
c.	Countries rated NAIC - 3 or below	6	-

66

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED) DECEMBER 31, 2019

(in millions)

9.Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

				Percentage
				of Total
				Admitted
			Amount	Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom		$1,325	2.80%
	Country 2: Ireland		280	0.60
b.	Countries rated NAIC - 2
	Country 1: Peru		2	-
	Country 2: Mexico		2	-
c.	Countries rated NAIC - 3 or below
	Country 1: Turkey		3	-
	Country 2: South Africa		2	-
10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

				Percentage
				of Total
				Admitted
		NAIC Rating	Amount	Assets
		RESIDENTIAL
		MORTGAGE
a. East Village		LOAN	$130	0.30%
b. Banco Santander, S.A.		NAIC 1 & 2	107	0.20
c. Silverstone Master Issuer Plc		NAIC 1	106	0.20
d. Swan Funding Series 2011-1A		NAIC 1	100	0.20
e. Vodafone Group Plc		NAIC 2	100	0.20
		RESIDENTIAL
		MORTGAGE
f.	Project Chapter	LOAN	98	0.20
g. Dexus		NAIC 1	96	0.20
		RESIDENTIAL
		MORTGAGE
h. Project Eleanor		LOAN	91	0.20
i.	Cooperatieve Rabobank U.A.	NAIC 1 & 2	89	0.20
j.	GPT Group, The	NAIC 1	85	0.20

11.Assets held in Canadian investments are less than 2.5% of the reporting entity's total admitted assets.

12.Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company's total admitted assets.

67

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED) DECEMBER 31, 2019

(in millions)

13.The Company's admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class

1) are:

			Percentage
			of Total
			Admitted
		Amount	Assets
a. AIG Home Loan 3 LLC		$118	0.20%
b. AIGGRE U.S. Real Estate Fund III LP		107	0.20
c. TIGER GLOBAL		70	0.10
d.	Marina	69	0.10
e.	Metropark Investor LLC	60	0.10
f.	AIGGRE U.S. Real Estate Fund II LP	34	0.10
g.	Beehive	33	0.10
h.	Nationwide Mutual Insurance Company	30	0.10
i.	Verizon Communications Inc.	29	0.10
j.	Voleon Institutional Strategies Fund LP	29	0.10
14. Assets held in nonaffiliated, privately placed equities:

			Percentage
			of Total
			Admitted
		Amount	Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$613	1.30%
Largest three investments held in nonaffiliated, privately placed equities:
a. TIGER GLOBAL		$70	0.10%
b.	Marina	69	0.10
c.	Beehive	33	0.10

Ten largest fund managers:

		Total			Non-
	Fund Manager	Invested		Diversified	diversified
a. AIG Global Real Estate Investment Corp		$270	$	- $	270
b. AIG Home Loan		118		-	118
c.	Tiger Global Management LP	70		70	-
d.	Voleon	39		39	-
e.	Coatue Management, LLC	26		26	-
f.	TSG Consumer Products	26		26	-
g.	Voloridge	22		22	-
h.	GRESHAMQUANT	20		20	-
i.	MARSHALL WACE FUNDS	20		20	-
j.	Carlyle Group	18		18	-

15. Assets held in general partnership interests are less than 2.5 percent of the Company's total admitted assets.

68

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED) DECEMBER 31, 2019

(in millions)

16.Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

			Percentage
			of Total
			Admitted
		Amount	Assets
a. COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR		$131	0.30%
b. COMMERCIAL MORTGAGE LOAN, Loan No. 8002626, NY		119	0.20
c. COMMERCIAL MORTGAGE LOAN, Loan No. 8002507, NY		100	0.20
d. COMMERCIAL MORTGAGE LOAN, Loan No. 8002642, FL		100	0.20
e. COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR		99	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555149, GBR	92	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002282, HI	92	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002587, NY	85	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002157, NY	85	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002538, CA	81	0.20

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

			Percentage of
			Total Admitted
		Amount	Assets
a.	Construction loans	$213	0.40%
b.	Mortgage loans over 90 days past due	-	-
c.	Mortgage loans in the process of foreclosure	1	-
d.	Mortgage loans foreclosed	-	-
e.	Restructured mortgage loans	15	-

17.Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
		Percentage		Percentage		Percentage
		of Total		of Total		of Total
		Admitted		Admitted		Admitted
Loan-to-Value	Amount	Assets	Amount	Assets	Amount	Assets
a.	above 95%	$-	- % $	6	- % $	-	- %
b.	91% to 95%	1	-	-	-	-	-
c.	81% to 90%	42	0.10	-	-	-	-
d.	71% to 80%	151	0.30	106	0.20	-	-
e.	below 70%	295	0.60	6,551	13.70	-	-

18.Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company's total admitted assets.

19.Assets held in mezzanine real estate loans are less than 2.5 percent of the Company's total admitted assets.

69

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED) DECEMBER 31, 2019

(in millions)

20. The Company's total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End			1st Quarter	2nd Quarter	3rd Quarter
Percentage
of Total
Admitted
		Amount	Assets		Amount	Amount	Amount
a.	Securities lending (do not include assets
	held as collateral for such transactions)	$1,019	2.10	% $	459	$624	$743
b.	Repurchase agreements	25	0.10		20	12	15
c.	Reverse repurchase agreements	-	-		-	-	-
d.	Dollar repurchase agreements	-	-		-	-	-
e.	Dollar reverse repurchase agreements	-	-		-	-	-

21.The Company's potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

Owned		Written
	Percentage		Percentage
	of Total		of Total
	Admitted		Admitted
Amount	Assets	Amount	Assets
a.	Hedging	$-	- % $	-	- %
b.	Income generation	-	-	-	-
c.	Other	-	-	-	-

22.The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
Percentage
of Total
Admitted
		Amount	Assets	Amount	Amount	Amount
a.	Hedging	$46	0.10% $	51	$44	$42
b.	Income generation	-	-	-	-	-
c.	Replications	-	-	-	-	-
d.	Other	-	-	-	-	-

23.The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
Percentage
of Total
Admitted
		Amount	Assets	Amount	Amount	Amount
a.	Hedging	$18	- % $	21	$19	$19
b.	Income generation	-	-	-	-	-
c.	Replications	-	-	-	-	-
d.	Other	-	-	-	-	-

70

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2019

(in millions)	Gross Investment Holdings			Admitted Assets as Reported in the Annual Statement
						Securities
						Lending
						Reinvested
						Collateral	Total
Investment Categories	Amount	Percentage		Amount		Amount	Amount	Percentage
Bonds:
U.S. governments	$678	1.5% $		678	$	- $	678	1.5%
All other governments	1,102	2.4		1,102		-	1,102	2.4
U.S. states, territories and possessions, etc. guaranteed	315	0.7		315		-	315	0.7
U.S. political subdivisions of states, territories,								-
and possessions, guaranteed	191	0.4		191		-	191	0.4
U.S. special revenue and special assessment								-
obligations, etc. non-guaranteed	3,798	8.1		3,798		-	3,798	8.1
Industrial and miscellaneous	28,684	61.4		28,684		-	28,684	61.4
Hybrid securities	136	0.3		136		-	136	0.3
Parent, subsidiaries and affiliates	-	-		-		-	-	-
SVO identified funds	-	-		-		-	-	-
Unaffiliated Bank loans	1,148	2.5		1,148		-	1,148	2.5
Total long-term bonds	36,052	77.3		36,052		-	36,052	77.3
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	42	0.1		42		-	42	0.1
Parent, subsidiaries and affiliates	-	-		-		-	-	-
Total preferred stocks	42	0.1		42		-	42	0.1
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	6	-		6		-	6	-
Industrial and miscellaneous Other (Unaffiliated)	16	-		16		-	16	-
Parent, subsidiaries and affiliates Publicly traded	-	-		-		-	-	-
Parent, subsidiaries and affiliates Other	97	0.3		94		-	94	0.3
Mutual funds	-	-		-		-	-	-
Unit investment trusts	-	-		-		-	-	-
Closed-end funds	-	-		-		-	-	-
Total common stocks	119	0.3		116		-	116	0.3
Mortgage loans:
Farm mortgages	-	-		-		-	-	-
Residential mortgages	489	1.0		489		-	489	1.0
Commercial mortgages	6,670	14.3		6,623		-	6,623	14.3
Mezzanine real estate loans	41	0.1		41		-	41	0.1
Total mortgage loans	7,200	15.4		7,153		-	7,153	15.4
Real estate:
Properties occupied by company	5	-		5		-	5	-
Properties held for production of income	-	-		-		-	-	-
Properties held for sale	-	-		-		-	-	-
Total real estate	5	-		5		-	5	-
Cash, cash equivalents and short-term investments:
Cash	6	-		6		1,173	1,179	2.5
Cash equivalents	10	-		10		-	10	-
Short-term investments	216	0.5		216		-	216	0.5
Total cash, cash equivalents and short-term investments	232	0.5		232		1,173	1,405	3.0
Contract loans	576	1.2		576		-	576	1.2
Derivatives	248	0.5		248		-	248	0.5
Other invested assets	991	2.1		990		-	990	2.1
Receivables for securities	45	0.1		45		-	45	0.1
Securities Lending	1,173	2.5		1,173		XXX	XXX	XXX
Other invested assets	4	-		4		-	4	-
Total invested assets	$46,687	100.0	% $	46,636		$1,173	$46,636	100.0%

71

Part C — Other Information
Item 24.     Financial Statements and Exhibits
(a)   Financial Statements
The following financial statements are included in Part B of this Registration Statement:
•	The Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company as of December 31, 2019 and for each of the two years in the period ended December 31, 2019.
•	The Audited Statutory Financial Statements of The Variable Annuity Life Insurance Company as of December 31, 2019 and December 31, 2018 and for each of the three years in the period ended December 31, 2019.
(b)   Exhibits
Exhibit Number	Description	Location
(1)(a)	Resolutions adopted by The Variable Annuity Life Insurance Company Board of Directors at its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance Company Separate Account A	Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 45, File Nos. 033-75292 and 811-03240, filed on March 1, 1996, Accession No. 0000950129-96-000265.
(1)(b)	Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life Insurance Company Board of Directors	Incorporated by reference to Post-Effective Amendment No. 21 and Amendment No. 77, File Nos. 033-75292 and 811-03240, filed on April 30, 2003, Accession No. 0000899243-03-000987.
(2)	Form of Custody Agreements	Not Applicable
(3)(a)	Amended and Restated Distribution Agreement between The Variable Annuity Life Insurance Company and American General Distributors dated January 1, 2002	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(3)(b)	Amendment No.1 to Distribution Agreement dated April 30, 2015	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(3)(c)	Distribution Agreement between The Variable Annuity Life Insurance Company and AIG Capital Services, Inc. dated December 31, 2018	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment 260, File Nos. 333-201800 and 811-03240 filed on April 25, 2019, Accession No. 0001193125-19-119360.
(4)(a)	Variable Annuity Contract (V-803 (11/14))	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(4)(b)	Nursing Home Waiver Rider (VE-7036-RI (11/14))	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(4)(c)	Return of Purchase Payment Optional Death Benefit Endorsement (VE-8022 (11/14))	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(4)(d)	Maximum Anniversary Value Optional Death Benefit Endorsement (VE-8023 (11/14))	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(4)(e)	Optional Guaranteed Living Benefit Endorsement (VE-6248 (11/14))	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.

Exhibit Number	Description	Location
(4)(f)	Premium Plus Endorsement (VE-6245 (11/14))	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(4)(g)	Individual Retirement Annuity Endorsement (VE-6171 (11/14))	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(4)(h)	Roth IRA Endorsement (VE-6172 (11/14))	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(4)(i)	SEP IRA Endorsement (VE-6173 (11/14))	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(4)(j)	Pension and Profit Sharing Plan Endorsement (VE-6067 (11/14))	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(4)(k)	State Deferred Compensation Plan Endorsement (VE-6066 (11/14))	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(4)(l)	Economic Growth and Tax Relief Reconciliation Act (“EGTRRA) (VE-6174 (11/14))	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(4)(m)	Extended Legacy Program Guide	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(4)(n)	Optional Guaranteed Living Benefit Endorsement (VE-8036 (11/15))	Incorporated by reference to Post-Effective Amendment No. 4 and Amendment 222, File Nos. 333-201800 and 811-03240, filed on April 29, 2016, Accession No. 0001193125-16-568272.
(4)(o)	Optional Guaranteed Living Benefit Endorsement (VE-6248 (12/15))	Incorporated by reference to Post-Effective Amendment No. 6 and Amendment 233, File Nos. 333-201800 and 811-03240 filed on December 15, 2016, Accession No. 0001193125-16-794260.
(4)(p)	Optional Return of Purchase Payment Death Benefit Endorsement (VE-8022 (12/15))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment 236, File Nos. 333-201800 and 811-03240 filed on April 26, 2017, Accession No. 0001193125-17-139091.
(4)(q)	Optional Return of Purchase Payment Death Benefit Endorsement (VE-8022 (8/16))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment 236, File Nos. 333-201800 and 811-03240 filed on April 26, 2017, Accession No. 0001193125-17-139091.
(4)(r)	Optional Maximum Anniversary Value Death Benefit Endorsement (VE-8023 (12/15))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment 236, File Nos. 333-201800 and 811-03240 filed on April 26, 2017, Accession No. 0001193125-17-139091.
(4)(s)	Optional Maximum Anniversary Value Death Benefit Endorsement (VE-8023 (8/16))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment 236, File Nos. 333-201800 and 811-03240 filed on April 26, 2017, Accession No. 0001193125-17-139091.
(4)(t)	Optional Guaranteed Living Benefit Endorsement Daily (VE-8036 (12/16))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment 236, File Nos. 333-201800 and 811-03240 filed on April 26, 2017, Accession No. 0001193125-17-139091.
(4)(u)	Optional Return of Purchase Payment Death Benefit Rider (VE-8022 (12/18))	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment 260, File Nos. 333-201800 and 811-03240 filed on April 25, 2019, Accession No. 0001193125-19-119360.

Exhibit Number	Description	Location
(4)(v)	Optional Maximum Anniversary Value Death Benefit Rider (VE-8023 (12/18))	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment 260, File Nos. 333-201800 and 811-03240 filed on April 25, 2019, Accession No. 0001193125-19-119360.
(4)(w)	Optional Guaranteed Lifetime Income Rider (VE-8060 (12/18))	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment 260, File Nos. 333-201800 and 811-03240 filed on April 25, 2019, Accession No. 0001193125-19-119360.
(4)(x)	Optional Guaranteed Lifetime Income Rider (VE-8075 (12/18))	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment 260, File Nos. 333-201800 and 811-03240 filed on April 25, 2019, Accession No. 0001193125-19-119360.
(5)	Application for Contract
(5)(a)	Annuity Application (VA-579 (11/14))	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(5)(b)	Annuity Application (VA-579 (10/16))	Incorporated by reference to Post-Effective Amendment No. 6 and Amendment 233, File Nos. 333-201800 and 811-03240 filed on December 15, 2016, Accession No. 0001193125-16-794260.
(5)(c)	Annuity Application (VA-579E (1/16))	Incorporated by reference to Post-Effective Amendment No. 6 and Amendment 233, File Nos. 333-201800 and 811-03240 filed on December 15, 2016, Accession No. 0001193125-16-794260.
(5)(d)	Annuity Application (VA-579E (10/16))	Incorporated by reference to Post-Effective Amendment No. 6 and Amendment 233, File Nos. 333-201800 and 811-03240 filed on December 15, 2016, Accession No. 0001193125-16-794260.
(6)	Corporate Documents of Depositor
(6)(a)	Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company, effective as of April 28, 1989	Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 45, File Nos. 033-75292 and 811-03240, filed on March 1, 1996, Accession No. 0000950129-96-000265.
(6)(b)	Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company (as amended through April 28, 1989) effective March 28, 1990	Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 45, File Nos. 033-75292 and 811-03240, filed on March 1, 1996, Accession No. 0000950129-96-000265.
(6)(c)	Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as amended through August 3, 2006	Incorporated by reference to Initial Registration Statement, File Nos. 333-137942 and 811-03240, filed on October 11, 2006, Accession No. 0001193125-06-206012.
(7)	Reinsurance Contract	Not Applicable
(8)	Material Contracts
(8)(a)	Anchor Series Trust Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(8)(b)	SunAmerica Series Trust Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(8)(c)	Lord Abbett Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(8)(d)	American Funds Insurance Series and SunAmerica Series Trust Master-Feeder Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.

Exhibit Number	Description	Location
(8)(e)	Franklin Templeton Variable Insurance Products Trust Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(8)(f)	Franklin Templeton Variable Insurance Products Trust Fund Participation Agreement Addendum	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(8)(g)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(8)(h)	Seasons Series Trust Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(8)(i)	Goldman Sachs Variable Insurance Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 6 and Amendment 233, File Nos. 333-201800 and 811-03240 filed on December 15, 2016, Accession No. 0001193125-16-794260.
(9)	Opinion of Counsel and Consent of Depositor	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 215. File Nos. 333-201800 and 811-03240, filed on April 27, 2015, Accession No. 0001193125-15-149785.
(10)	Consent	Filed Herewith
(11)	Financial Statements Omitted from Item 23	Not Applicable
(12)	Initial Capitalization Agreement	Not Applicable
(13)	Other
(13)(a)	Power of Attorney — The Variable Annuity Life Insurance Company Directors	Filed Herewith

Item 25.     Directors and Officers of the Depositor
The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.
Names, Positions and Offices Held with Depositor
KEVIN T. HOGAN (1)	Director, Chairman, Chief Executive Officer, and President
KATHERINE A. ANDERSON	Director, Senior Vice President and Chief Risk Officer
THOMAS J. DIEMER	Director, Executive Vice President and Chief Financial Officer
TERRI N. FIEDLER	Director
MICHAEL P. HARWOOD	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
ROBERT J. SCHEINERMAN	Director and Chief Executive Officer, Group Retirement
Shawn M. Duffy	Executive Vice President and Chief Distribution Officer
Todd A. McGrath	Executive Vice President and Chief Operating Officer
Glenn R. Harris	Executive Vice President
Eric S. Levy	Executive Vice President
William C. Kolbert (2)	Senior Vice President and Business Information Officer
Kyle L. Jennings	Senior Vice President and Chief Compliance Officer
Christine A. Nixon (3)	Senior Vice President and General Counsel
Roger A. Craig	Senior Vice President
Kara R. Boling	Senior Vice President, Operations
Christopher V. Muchmore (3)	Senior Vice President, Market Risk Management
CRAIG A. ANDERSON	Senior Vice President and Controller
Stewart R. Polakov (1)	Vice President
William L. Mask	Vice President
Edward P. Voit (7)	Vice President
Julie Cotton Hearne	Vice President and Secretary
MANDA GHAFERI	Attorney-in-Fact
Christina M. Haley (3)	Vice President, Product Filing
Mary M. Newitt (3)	Vice President, Product Filing
Tracey E. Harris	Vice President, Product Filing
Frank Kophamel	Vice President and Appointed Actuary
Mallary L. Reznik (3)	Vice President and Assistant Secretary
T. Clay Spires	Vice President and Tax Officer
Daniel R. Cricks	Vice President and Tax Officer
Stephen G. Lunanuova (4)	Vice President and Tax Officer
Barbara J. Moore	Vice President and Tax Officer
Justin J.W. Caulfield (1)	Vice President and Treasurer
Michelle D. Campion (5)	Vice President
Jeffrey S. Flinn	Vice President
Jennifer N. Miller (5)	Vice President
Melissa H. Cozart	Privacy Officer
Amanda K. Ouslander	Anti-Money Laundering and Economic Sanctions Compliance Officer
Lisa K. Gerhart	Vice President and Assistant Life Controller
Mark J. Happe	Vice President, 38a-1 Compliance Officer
Rosemary Foster	Assistant Secretary
Virginia N. Puzon (3)	Assistant Secretary
Marjorie D. Washington	Assistant Secretary
Laszlo Kulin (4)	Investment Tax Officer
Alireza Vaseghi (1)	Managing Director and Chief Operating Officer, Institutional Markets

(1)	175 Water Street, New York, NY 10038
(2)	50 Danbury Road, Wilton, CT 06897
(3)	21650 Oxnard Street, Woodland Hills, CA 91367

(4)	80 Pine Street, New York, NY 10005
(5)	777 S. Figueroa Street, Los Angeles, CA 90017
Item 26.     Persons Controlled By or Under Common Control with Depositor or Registrant
The Registrant is a separate account of The Variable Annuity Life Insurance Company (“Depositor”). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.’s Form 10-K, SEC File No. 001-08787, Accession No. 0001104659-20-023889, filed on February 21, 2020. Exhibit 21 is incorporated herein by reference.
Item 27.     Number of Contract Owners
As of March 30, 2020, the number of Polaris Platinum Elite contracts funded by The Variable Annuity Life Insurance Company Separate Account A was 3,175 of which 2,703 were qualified contracts and 472 were non-qualified contracts.
Item 28.     Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Variable Annuity Life Insurance Company
To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Item 29.     Principal Underwriter
(a)   AIG Capital Services, Inc. acts as distributor for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account One
Variable Annuity Account Two
Variable Annuity Account Four
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Separate Account A
Separate Account D
Separate Account I
Separate Account II
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2
AG Separate Account A

The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account One
FS Variable Annuity Account Two
FS Variable Annuity Account Five
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B
The Variable Annuity Life Insurance Company
Separate Account A
(b)   Directors, Officers and principal place of business:
Officer/Directors*	Position
Terri N. Fiedler(1)	Director, Senior Vice President and Chief Distribution Officer
James T. Nichols(2)	Director, President and Chief Executive Officer
Todd P. Solash	Director
Frank Curran(2)	Vice President, Chief Financial Officer, Chief Operating Officer, Controller and Treasurer
Michael Fortey(1)	Chief Compliance Officer
John Thomas Genoy(2)	Vice President
Mallary Loren Reznik	Vice President
Daniel R. Cricks(1)	Vice President, Tax Officer
Thomas Clayton Spires(1)	Vice President, Tax Officer
Julie A. Cotton Hearne(1)	Vice President and Secretary
Rosemary Foster(1)	Assistant Secretary
Virginia N. Puzon	Assistant Secretary

*	Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.
(1)	Principal business address 2919 Allen Parkway, Houston, TX 77019
(2) Principal business address 160 Greene Street, Jersey City, NJ 07311
(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.
Item 30.     Location of Accounts and Records
All records referenced under Section 31(a) of the1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The Variable Annuity Life Insurance Company at its principal executive office located at 2929 Allen Parkway, Houston, Texas 77019.
Item 31.     Management Services
Not Applicable.
Item 32.     Undertakings
General Representations
The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.
Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Undertakings of the Registrant
Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 24th day of April, 2020.
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
(Registrant)
BY: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
(On behalf of the Registrant and itself)
BY:  /s/  CRAIG A. ANDERSON

        CRAIG A. ANDERSON
        SENIOR VICE PRESIDENT AND LIFE CONTROLLER
As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.
Signature	Title	Date
*KEVIN T. HOGAN KEVIN T. HOGAN	Director, Chairman, Chief Executive Officer, and President	April 24, 2020

*KATHERINE A. ANDERSON KATHERINE A. ANDERSON	Director, Senior Vice President and Chief Risk Officer	April 24, 2020

*THOMAS J. DIEMER THOMAS J. DIEMER	Director, Executive Vice President and Chief Financial Officer	April 24, 2020

*TERRI N. FIEDLER TERRI N. FIEDLER	Director	April 24, 2020

*MICHAEL P. HARWOOD MICHAEL P. HARWOOD	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary	April 24, 2020

*ROBERT J. SCHEINERMAN ROBERT J. SCHEINERMAN	Director and Chief Executive Officer, Group Retirement	April 24, 2020

/s/ CRAIG A. ANDERSON CRAIG A. ANDERSON	Senior Vice President and Controller	April 24, 2020

/s/ MANDA GHAFERI *MANDA GHAFERI	Attorney-in-Fact	April 24, 2020